As Filed with the Securities and Exchange Commission on March 7, 2012

Securities Act File No. 333-178569

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1
Post-Effective Amendment No.	☐

DWS INSTITUTIONAL FUNDS

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

617-295-1000

(Registrant’s Area Code and Telephone Number)

With copies to:

John Millette, Secretary One Beacon Street Boston, Massachusetts 02108 (Name and Address of Agent for Service)	Thomas Hiller, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (par value $0.001 per share) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS S&P 500 Plus Fund

Q&A

Q    What issue am I being asked to vote on?

A    You are being asked to vote on a proposal to merge DWS S&P 500 Plus Fund (“S&P Plus” or “your Fund”) into DWS S&P 500 Index Fund (“S&P Index”).

After carefully reviewing the proposal, your Fund’s Board of Trustees has determined that this action is in the best interest of the Fund. The Board unanimously recommends that you vote for this proposal.

Q    Why has this proposal been made for my fund?

A    The main difference between S&P Plus’s investment program and S&P Index’s investment program is that S&P Plus employs a global tactical asset allocation overlay strategy (“GTAA strategy”). The GTAA strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets, and is implemented through the use of derivatives. The GTAA strategy has not performed consistently in the volatile global market environment that has prevailed in recent periods. In view of the uncertain outlook for the global market, DWS has advised the Board that S&P Plus’s investment strategy may no longer be viable and has recommended to the Board that S&P Plus be merged into S&P Index. S&P Index would provide current S&P Plus shareholders with an investment in a more traditional index fund that pursues the same benchmark as S&P Plus, but without the volatility of the GTAA strategy. If shareholders do not approve the merger, the Board likely would consider a range of alternatives, including in particular the liquidation of the Fund.

Q    Will I have to pay taxes as a result of the merger?

A    The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless tax counsel to S&P Index provides an opinion to that effect. Accordingly, you are not expected to recognize any taxable gain or loss as a direct result of the merger. However, as a result of the merger, you may lose the benefit of certain tax losses currently available to S&P Plus to offset or defer future gains; you may therefore pay taxes sooner or pay more taxes following the merger than you would have had the merger not occurred.

In connection with a merger, a portion of the portfolio assets of the target fund will typically be sold and reinvested prior to the merger, which can affect the amount and timing of taxable distributions to the shareholders of the target fund. However, in this instance DWS Investments expects any such rebalancing of S&P Plus’s portfolio to be minor (less than 2% of the portfolio), resulting in minimal tax impact to shareholders. Because the merger will end the tax year of S&P Plus, it will accelerate taxable distributions to shareholders of S&P Plus for its short taxable year ending on the date of the merger. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

If you choose to sell your shares before the merger or redeem or exchange your shares after the merger, the sale, redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so.

Q    Will the management fees and total operating expenses my fund pays change as a result of the merger?

A    Yes, as S&P Plus and S&P Index have different management fee structures. S&P Plus pays DWS a unitary fulcrum fee at a base rate of 0.50% per annum of average daily net assets (the “Base Rate”). This fee adjusts to as high as 1.00% or as low as 0.00% of the Fund’s average daily net assets, based on the Fund’s performance.

Because S&P Plus has underperformed its benchmark in recent periods (principally due to the GTAA strategy), the Fund paid DWS a unitary fee equal to just 0.16% of the Fund’s average daily net assets for the fiscal year ended February 28, 2011, and currently is not paying any unitary fee. S&P Index pays DWS an advisory fee of 0.05%, total administrative fees of 0.13% (including a 0.10% per annum administrative fee for S&P Index and a 0.03% per annum administrative fee for S&P Index’s master portfolio), and separately bears various fees and expenses (ranging from 0.19% to 0.28% based on share class in the fiscal year ending December 31, 2011) that, in the case of S&P Plus, are covered by S&P Plus’s unitary fee. While total operating costs of S&P Index are currently higher than those of S&P Plus, they would be lower than those of S&P Plus in the future if S&P Plus paid a unitary fulcrum fee equal to or greater than the Base Rate (which S&P Plus would pay if S&P Plus’s performance equaled or exceeded the performance of the S&P 500 Index plus 0.50% over a performance period).

Q    Will the number of shares I own change as a result of the merger?

A    Yes, the number of shares you own will most likely change, but the aggregate net asset value of your investment in S&P Index immediately following the merger will equal the aggregate net asset value of your investment in S&P Plus at the time of the merger, which may be greater or less than the aggregate value of your shares of S&P Plus at their current market price.

Q    When would the merger take place?

A    If approved, the merger would occur on or about April 30, 2012, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q    How can I vote?

A    You can vote in any one of four ways:

•	Through the Internet, by going to the website listed on your proxy card;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

•	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q    Whom should I call for additional information about this Prospectus/Proxy Statement?

A    Please call D.F. King, DWS S&P 500 Plus Fund’s proxy solicitor, at 800-893-5874.

345 Park Avenue

New York, New York 10154

(800) 349-4281

March, 2012

DWS S&P 500 PLUS FUND

A Message from the Fund’s President

Dear Shareholder:

I am writing to ask for your vote on an important matter affecting your investment in DWS S&P 500 Plus Fund (“S&P Plus” or the “Fund”). While you are, of course, welcome to join us at the special meeting of the Fund’s shareholders, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	To approve an agreement and plan of reorganization calling for the merger of S&P Plus into DWS S&P 500 Index Fund (“S&P Index”).

The Board of Trustees of S&P Plus recommends that you vote FOR the Proposal.

DWS Investments believes that the merger is in the best interests of S&P Plus. The main difference between S&P Plus’s investment program and S&P Index’s investment program is that S&P Plus employs a global tactical asset allocation overlay strategy (“GTAA strategy”). The GTAA strategy has not performed consistently in the volatile global market environment that has prevailed in recent periods. In view of the uncertain outlook for the global market, DWS has advised the Board that S&P Plus’s investment strategy may no longer be viable and has recommended to the Board that S&P Plus be merged into S&P Index. S&P Index would provide current S&P Plus shareholders with an investment in a more traditional index fund that pursues the same benchmark as S&P Plus, but without the volatility of the GTAA strategy. If shareholders do not approve the merger, the Board likely would consider a range of alternatives, including in particular the liquidation of the Fund.

As you may be aware, on February 28, 2012, Deutsche Bank AG, the parent company of Deutsche Investment Management Americas Inc., the investment advisor to both S&P Plus and S&P Index (the “Advisor”), announced that it is in exclusive negotiations with Guggenheim Partners on the sale of certain of its asset management businesses, including the U.S. mutual fund business conducted by the Advisor. The exclusive negotiations follow Deutsche Bank’s announcement on November 22, 2011 that it was conducting a strategic review of certain of its global asset management businesses. There is no assurance that Deutsche Bank AG will reach an agreement to sell the business conducted by the Advisor to Guggenheim Partners or any other party. It is expected that any such transaction would result in the termination of the Fund’s existing management and distribution arrangements. Any new management or distribution arrangements would be subject to approval by the Board of Trustees of S&P Plus and S&P Index and, in the case of any new investment management agreements, approval by fund shareholders. Please keep in mind that any sale of the Advisor is unrelated to this proxy statement and is not expected to affect the planned merger of S&P Plus or the timing of that merger.

The enclosed prospectus/proxy statement provides a detailed description of the factors considered by the Board in determining to recommend that shareholders approve the proposed merger, as well as information concerning S&P Index that you should consider when voting on the merger.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on S&P Index and the terms of the proposed merger.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call D.F. King, S&P Plus’s proxy solicitor, at 800-893-5874 or contact your financial advisor. Thank you for your continued support of DWS Investments.

Sincerely yours,

W. Douglas Beck

President

DWS S&P 500 Plus Fund

DWS S&P 500 PLUS FUND

Notice of Special Meeting of Shareholders

Please take notice that a Special Meeting of Shareholders of DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust (“S&P Plus” or the “Fund”) will be held at the offices of Deutsche Bank, 60 Wall Street, New York, New York 10005, on April 16, 2012 at 2:00 p.m., Eastern time (the “Meeting”), for the following purpose:

Proposal:	To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including (i) the transfer of all portfolio securities of S&P Plus to DWS Equity 500 Index Portfolio (“S&P Index Portfolio”) in exchange for an interest in S&P Index Portfolio, (ii) the transfer of all of the assets of S&P Plus (including its interest in S&P Index Portfolio) to DWS S&P 500 Index Fund, a series of DWS Institutional Funds (“S&P Index”), in exchange for shares of S&P Index (“Merger Shares”) and the assumption by S&P Index of all the liabilities of S&P Plus, and (iii) the distribution of the Merger Shares to the shareholders of S&P Plus in complete liquidation of S&P Plus.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof. Holders of record of shares of S&P Plus at the close of business on January 10, 2012 are entitled to vote at the Meeting of the Fund and any postponement(s) or adjournment(s) thereof.

By order of the Board of Trustees,

John Millette,

Secretary

March, 2012

IMPORTANT — We urge you to sign and date the enclosed proxy card (unless you are authorizing your proxy by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. Instructions for signing the proxy card are listed in Appendix A of this prospectus/proxy statement. Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS S&P 500 PLUS FUND

This package contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board’s recommendation on page 24.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call D.F. King, S&P Plus’s proxy solicitor, at the special toll-free number we have set up for you, 800-893-5874, or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

March, 2012

Acquisition of the assets of:	By and in exchange for shares of:

DWS S&P 500 Plus Fund a series of DWS Value Equity Trust 345 Park Avenue New York, NY 10154 800-621-1048	DWS S&P 500 Index Fund a series of DWS Institutional Funds 345 Park Avenue New York, NY 10154 800-621-1048

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust (“S&P Plus” or the “Fund”), for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Deutsche Bank, 60 Wall Street, New York, New York 10005, on April 16, 2012 at 2:00 p.m., Eastern time, and at any postponement(s) or adjournment(s) thereof (the “Meeting”).

At the Meeting, shareholders will be asked to consider and approve an Agreement and Plan of Reorganization calling for the merger of the Fund into DWS S&P 500 Index Fund, a series of DWS Institutional Funds (“S&P Index” and in context also referred to as the “fund” or together with S&P Plus referred to as the “Merging Funds” or the “funds”). S&P Index operates as a “feeder” fund in a “master-feeder” arrangement, pursuant to which it invests substantially all of its assets in DWS Equity 500 Index Portfolio (“S&P Index Portfolio”). If the Agreement and Plan of Reorganization is approved, the merger will be accomplished as follows: (i) all of the Fund’s portfolio securities will be transferred to S&P Index Portfolio solely in exchange for an interest in S&P Index Portfolio; (ii) all assets and liabilities of the Fund (including the Fund’s interest in S&P Index Portfolio) will be transferred to and assumed by S&P Index solely in exchange for shares of S&P Index (the “Merger Shares”); and (iii) the Merger Shares will be distributed to shareholders of the Fund in complete liquidation of the Fund. Each shareholder of S&P Plus will receive a number of full and fractional shares of the corresponding class of S&P Index equal in aggregate value as of the Valuation Time (as defined below on page 19) to the aggregate value of such shareholder’s S&P Plus shares, with the exception of Class R shareholders of S&P Plus who will receive a number of full and fractional Class A shares of S&P Index equal in aggregate value as of the Valuation Time to the aggregate value of such shareholder’s Class R shares in S&P Plus.

This Prospectus/Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March 15, 2012, or as soon as practicable thereafter. The Prospectus/Proxy Statement explains concisely what you should know before voting on the matter described herein or investing in S&P Index, a series of an open-end management investment company. Please read it carefully and keep it for future reference.

Any shareholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108). Any shareholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the Board’s recommendation as stated in the Prospectus/Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of S&P Index dated April 29, 2011, as supplemented June 3, 2011, July 25, 2011, September 27, 2011 and February 29, 2012, a copy of which is included with this Prospectus/Proxy statement;

(ii)	the prospectus of S&P Plus dated July 1, 2011, as supplemented July 25, 2011, September 27, 2011, November 21, 2011 and February 29, 2012;

(iii)	the statement of additional information of S&P Plus dated July 1, 2011, as supplemented September 27, 2011, February 1, 2012 and February 29, 2012;

(iv)	the statement of additional information relating to the proposed merger, dated March, 2012 (the “Merger SAI”); and

(v)	the audited financial statements and related independent registered public accounting firm’s report for S&P Plus contained in its Annual Report for the fiscal year ended February 28, 2011 and the unaudited financial statements for the six months ended August 31, 2011 contained in S&P Plus’s Semiannual Report.

No other parts of S&P Plus’s Annual Report or Semiannual Report are incorporated by reference herein.

The financial highlights for S&P Index contained in the Annual Report for the period ended December 31, 2011, are attached to this Prospectus/Proxy Statement as Appendix C.

Shareholders may get free copies of S&P Plus’s and S&P Index’s annual reports and semi-annual reports and/or the Merger SAI, request other information about either fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding fund at 1-800-621-1048 (1-800-728-3337 for Class S shares and 1-800-543-5776 for Class R shares).

Like shares of S&P Plus, shares of S&P Index are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the matter listed in the Notice of Special Meeting of Shareholders. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact D.F. King, S&P Plus’s proxy solicitor, at 800-893-5874, or contact your financial advisor.

S&P Plus and S&P Index are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about S&P Plus and S&P Index at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about S&P Plus and S&P Index on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Board of S&P Plus is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Appendix B), which we refer to herein as a merger of S&P Plus into S&P Index. If approved by shareholders, the merger would involve the following steps: (i) all of the Fund’s portfolio securities will be transferred to S&P Index Portfolio solely in exchange for an interest in S&P Index Portfolio; (ii) all assets and liabilities of the Fund (including the Fund’s interest in S&P Index Portfolio) will be transferred to and assumed by S&P Index solely in exchange for shares of S&P Index (the “Merger Shares”); and (iii) the Merger Shares will be distributed to shareholders of the Fund in complete liquidation of the Fund. All Merger Shares delivered to S&P Plus will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by S&P Plus will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2. What will happen to my investment in the Fund as a result of the merger?

Your shares of S&P Plus will, in effect, be exchanged for shares of the same class of S&P Index with an equal aggregate net asset value as of the Valuation Time (as defined below on page 19), with the exception of Class R shareholders of S&P Plus who will receive Class A shares of S&P Index with an equal aggregate net asset value as of the Valuation Time. (For information about the differences in the expense structures of Class R shares and Class A shares, please see page 20.)

3. Why has the Board of S&P Plus recommended that shareholders approve the merger?

DIMA advised the Board that it believes that the proposed merger is in the best interests of S&P Plus. The main difference between S&P Plus’s investment program and S&P Index’s investment program is that S&P Plus employs a global tactical asset allocation overlay strategy (“GTAA strategy”). The GTAA strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets, and is implemented through the use of derivatives. The GTAA strategy has not performed consistently in the volatile global market environment that has prevailed in recent periods. In view of the uncertain outlook for the global market, DWS has advised the Board that S&P Plus’s investment strategy may no longer be viable and has recommended to the Board that S&P Plus be merged into S&P Index. S&P Index would provide current S&P Plus shareholders with an investment in a more traditional index fund that pursues the same benchmark as S&P Plus, but without the volatility of the GTAA strategy. If shareholders do not approve the merger, the Board likely would consider a range of alternatives, including in particular the liquidation of the Fund.

The Board has concluded that: (1) the merger is in the best interests of S&P Plus and (2) the interests of the existing shareholders of S&P Plus will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement (as defined on page 17) effecting the merger. For a discussion of the Board’s considerations, please see “Information About the Proposed Merger — Background and Board’s Considerations Relating to the Proposed Merger” below.

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4. What are the investment goals, policies and restrictions of S&P Plus and S&P Index?

While not identical, S&P Plus and S&P Index have similar investment objectives and utilize the same performance benchmark (the Standards & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)). S&P Index is a feeder fund that invests substantially all of its assets in S&P Index Portfolio, which invests directly in securities and other investments. The S&P Index Portfolio has the same investment objective as S&P Index. References to S&P Index throughout this proxy statement may refer to actions taken by the S&P Index Portfolio. The S&P Index Portfolio and S&P Plus have significant overlap in investments. The main difference between the funds’ investment programs is that S&P Plus employs the GTAA strategy in addition to its primary strategy of replicating the performance of the S&P 500 Index. S&P Plus seeks long-term growth and income, while S&P Index invests for capital appreciation, seeking to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

The investment program for S&P Plus has two main components. The Fund’s primary strategy seeks to replicate the performance of the S&P 500 Index. The Fund also employs a GTAA strategy. Under normal circumstances, S&P Plus invests at least 80% of its total assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index. The Fund may also hold short-term debt securities or money market instruments. In addition, portfolio management seeks to enhance returns by employing the GTAA overlay strategy, which attempts to take advantage of inefficiencies within global bond, equity and currency markets through the use of derivatives (primarily exchange-traded futures contracts on global bonds and equities and over-the-counter forward currency contracts). The Fund may also use other types of derivatives, including futures contracts, for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

S&P Index, under normal circumstances, will invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The fund may also use various types of derivatives, including futures contracts, for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The fund may also hold short-term debt securities and money market instruments. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

The following tables set forth a summary of the composition of each fund’s investment portfolio as of August 31, 2011 for S&P Plus and as of December 31, 2011 for S&P Index, and DWS Investments’ estimation of the portfolio composition of S&P Index assuming consummation of the proposed merger.

Asset Allocation (as a % of investment portfolio)

	S&P Plus	S&P Index(1)	S&P Index — Estimated (assuming consummation of merger)(1)(2)
Common Stocks	97%	98%	98%
Cash Equivalents	3%	2%	2%
Total	100%	100%	100%

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Sector Diversification (as a % of common stocks)

	S&P Plus	S&P Index(1)	S&P Index — Estimated (assuming consummation of merger)(1)(2)
Information Technology	19%	19%	19%
Financials	14%	14%	14%
Energy	12%	12%	12%
Health Care	12%	12%	12%
Industrials	10%	11%	11%
Consumer Discretionary	11%	11%	11%
Consumer Staples	11%	11%	11%
Utilities	4%	4%	4%
Materials	4%	3%	3%
Telecommunications Services	3%	3%	3%
Total	100%	100%	100%

(1)	S&P Index is a feeder fund that invests substantially all of its assets in S&P Index Portfolio. The asset allocation figures herein represent the investments held by S&P Index Portfolio.
(2)	Reflects DWS Investments’ estimation of the portfolio composition of S&P Index subsequent to the merger. There can be no assurance as to actual portfolio composition of S&P Index subsequent to the merger.

5. How do the management fees and expense ratios of the two funds compare?

The two funds have very different management fee structures. S&P Plus pays DIMA a unitary performance-based fee (the “Unitary Fulcrum Fee”), calculated daily and paid monthly, equal to an annual rate of 0.50% (Base Fee), adjusted as described below, of the Fund’s average daily net assets for the previous 365-day period (“Performance Period”). The Base Fee adjusts to as high as 1.00% or as low as zero, depending on how the Fund’s investment performance (based on the total return of Class S shares) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark) over the Performance Period. If the Fund’s investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the Fund’s investment performance falls below the Performance Benchmark, then the Unitary Fulcrum Fee decreases by the difference between them, but not below zero. If the Fund’s investment performance exceeds the Performance Benchmark, then the Unitary Fulcrum Fee increases by the difference between them, but not above 1.00%. In effect, the Unitary Fulcrum Fee equals the amount by which the investment performance of the Class S shares of the Fund exceeds or lags the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. Therefore, if the Fund’s Class S investment performance is at or below the S&P 500 Index for a Performance Period, the shareholders of the Fund will neither pay the Fund’s Unitary Fulcrum Fee nor bear the Fund’s day-to-day operating expenses (with the exception of applicable 12b-1 distribution fees and certain other expenses).

For S&P Index, the fund invests substantially all of its assets in the S&P Index Portfolio, which also accepts investments from other feeder funds. DIMA receives a management fee from the Portfolio at the annual rate of 0.05% of daily net assets. S&P Index bears a share of the management fee proportionate to its share of assets in the Portfolio. DIMA also receives an administrative fee of 0.10% from S&P Index, and an administrative fee of 0.03% from the S&P Index Portfolio. S&P Plus does not bear a separate administrative fee.

A discussion regarding the basis for the Board’s approval of each fund’s advisory agreements is contained in each fund’s shareholder report for the period when the agreement was last approved (the period ended the last day of February for S&P Plus and the period ended December 31 for S&P Index).

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The Annual Fund Operating Expenses table below summarizes the fees and expenses that each of the funds incurred during its most recently completed fiscal year (February 28, 2011 for S&P Plus and December 31, 2011 for S&P Index) and the pro forma estimated expense ratios of S&P Index assuming consummation of the merger as of December 31, 2011. The pro forma combined figures reflect average net asset levels for both funds for the 12-month period ended on that date, and are based on actual direct expenses of S&P Plus and not the current Unitary Fulcrum Fee structure. The Unitary Fee paid by S&P Plus is currently lower than the 0.16% reflected in the expense table due to fund performance. As of December 31, 2011, the Unitary Fulcrum Fee was zero (the Unitary Fulcrum Fee can range from 0.00% to 1.00%). As shown below, total operating costs of S&P Index are currently higher than those of S&P Plus. However, total operating costs of S&P Plus would be higher than those of S&P Index in the future if S&P Plus paid a Unitary Fulcrum Fee equal to or greater than the Base Rate (which, as noted above, S&P Plus would pay if S&P Plus’s performance equaled or exceeded the Performance Benchmark over a Performance Period).

Shareholder Fees

(fees paid directly from your investment)

Fee Table	Class A	Class B	Class C	Class R	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
S&P Plus	5.75%	None	None	None	None
S&P Index	4.50%	None	None	4.50%(1)	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)
S&P Plus	None	4.00%	1.00%	None	None
S&P Index	None	4.00%	1.00%	None(1)	None

(1)	Because S&P Index does not have Class R shares, Class R shareholders of S&P Plus will receive Class A shares in the merger, with no sales load. However, future purchases of Class A shares would be subject to the fees set forth in this table above.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Management (Unitary)/ Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
S&P Plus
Class A	0.16%	0.24%	0.02%	0.42%
Class B	0.16%	0.99%	0.02%	1.17%
Class C	0.16%	1.00%	0.02%	1.18%
Class R	0.16%	0.50%	0.02%	0.68%
Class S	0.16%	None	0.02%	0.18%
S&P Index
Class A	0.05%	0.23%	0.43%	0.71%
Class B	0.05%	1.00%	0.35%	1.40%
Class C	0.05%	1.00%	0.35%	1.40%
Class S	0.05%	None	0.34%	0.39%
S&P Index (Pro forma combined)
Class A	0.05%	0.23%	0.40%	0.68%
Class B	0.05%	1.00%	0.35%	1.40%
Class C	0.05%	1.00%	0.34%	1.39%
Class S	0.05%	None	0.34%	0.39%

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Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a fund’s operating expenses remain the same (except as described below). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
S&P Plus
Assuming you sold your shares at the end of each period.
Class A	$615	$702	$797	$1,074
Class B(1)	$519	$672	$844	$1,018
Class C	$220	$375	$649	$1,432
Class R	$69	$218	$379	$847
Class S	$18	$58	$101	$230
Assuming you kept your shares.
Class A	$615	$702	$797	$1,074
Class B(1)	$119	$372	$644	$1,018
Class C	$120	$375	$649	$1,432
Class R	$69	$218	$379	$847
Class S	$18	$58	$101	$230
S&P Index
Assuming you sold your shares at the end of each period.
Class A	$519	$667	$827	$1,293
Class B(1)	$543	$743	$966	$1,318
Class C	$243	$443	$766	$1,680
Class S	$40	$125	$219	$493
Assuming you kept your shares.
Class A	$519	$667	$827	$1,293
Class B(1)	$143	$443	$766	$1,318
Class C	$143	$443	$766	$1,680
Class S	$40	$125	$219	$493
S&P Index (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class A	$516	$658	$812	$1,258
Class B(1)	$543	$743	$966	$1,302
Class C	$242	$440	$761	$1,669
Class S	$40	$125	$219	$493
Assuming you kept your shares.
Class A	$516	$658	$812	$1,258
Class B(1)	$143	$443	$766	$1,302
Class C	$142	$440	$761	$1,669
Class S	$40	$125	$219	$493

(1)	Reflects conversion after six years of Class B to Class A shares, which pay lower fees.

6. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by S&P Plus or its shareholders as a direct result of the merger. As a result of the merger, however, S&P Plus and its shareholders

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may lose the benefit of certain tax losses that could have been used to offset or defer future gains. In connection with the merger, a portion (currently estimated to represent less than 2%) of the portfolio assets of S&P Plus may be sold and reinvested prior to the merger, which will affect the amount and timing of taxable distributions to S&P Plus shareholders. For a more detailed discussion of the federal income tax consequences of the merger, please see “Information about the Proposed Merger — Certain Federal Income Tax Consequences” below.

7. Will the frequency of my dividends be affected by the merger?

While both funds intend to distribute to their shareholders virtually all of their net earnings, S&P Index intends to pay distributions quarterly, while S&P Plus intends to pay distributions annually in December. Therefore, if the proposed merger is approved, you would begin to receive distributions on a quarterly basis.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each fund, and for exchanging shares of each fund for shares of other DWS funds, are identical. However, Class R shareholders of S&P Plus will receive shares of Class A of S&P Index as a result of the merger, and following the merger will be subject to the procedures for purchasing, redeeming and exchanging shares that apply to Class A shares (including a sales charge of up to 4.50% for future purchases of Class A shares).

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified of the outcome of the shareholder vote in the next shareholder report of the Fund.

10. Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the aggregate net asset value of the shares of S&P Index you receive will equal the aggregate value of the shares of S&P Plus that you hold at Valuation Time (as defined on page 19). Even though the net asset value per share of each fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11. What vote is required to approve the merger?

Approval of the merger requires the affirmative vote of a majority of the Fund’s outstanding shares, which means the lesser of: (i) 67% or more of the Fund’s shares present at the meeting if holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy at the meeting, or (ii) more than 50% of Fund’s outstanding shares.

The Board recommends that shareholders vote FOR approval of the proposed merger. For a discussion of the Board’s considerations, please see “Information About the Proposed Merger — Background and Board’s Considerations Relating to the Proposed Merger” below.

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II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of S&P Index, and how do they compare with those of S&P Plus?

Principal Risks. There are several risk factors that could hurt the performance of S&P Index, cause you to lose money or cause the fund’s performance to trail that of other investments. S&P Index may not achieve its investment objective, and is not intended to be a complete investment program. An investment in S&P Index, like an investment in S&P Plus, is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The primary risks associated with an investment in S&P Index are summarized below. Because S&P Plus employs indexing strategies similar to S&P Index, as described below, S&P Plus is subject to these same risks. Since S&P Plus also employs the GTAA strategy, it is also subject to the additional risks noted at the end of this section.

The value of your investment in S&P Index will change with changes in the values of the investments held by S&P Index. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect S&P Index’s investments as a whole. The fund is exposed to the risk factors below even if it does not invest directly in individual securities.

Stock market risk. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price.

Indexing risk. An index fund’s performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund’s effective exposure to index securities may be greater or lesser than 100%, and may vary over time. Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large

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volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

S&P Plus. S&P Plus is subject to all of the risks discussed above for S&P Index. In addition, S&P Plus is also subject to the following primary risks:

GTAA risk. The success of the GTAA strategy depends, in part, on portfolio management’s ability to analyze the correlation between various global markets and asset classes. If portfolio management’s correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy. As part of the GTAA strategy, the fund will be exposed to the risks of non-US currency markets, and global equity and bond markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. Global equity and bond markets may also fluctuate for the same or similar reasons. As a result, the fund’s exposure to foreign currencies and global equity and bond markets could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

Tracking error risk. There are several reasons why the fund’s performance will differ substantially from the S&P 500 Index:

•	In employing the GTAA strategy portfolio management seeks investments whose returns are expected to have a low correlation to the returns of the fund’s holdings.

•	Unlike the S&P 500 Index, the fund incurs fees and administrative expenses and transaction costs in trading stocks (this risk is also applicable, to a lesser extent, to S&P Index).

•	The fund’s portfolio is not identical to the composition of the S&P 500 Index (this risk is also applicable, to a lesser extent, to S&P Index).

•

The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund’s performance to deviate from that of the “fully invested” S&P 500 Index which does not include a cash component (this risk is also applicable, to a lesser extent, to S&P Index).

Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters (this risk is also applicable, to a lesser extent, to S&P Index).

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Investment Objectives and Strategies. While not identical, S&P Plus and S&P Index have similar investment objectives and significant overlap in investments. S&P Plus seeks long term growth and income, while S&P Index seeks capital appreciation, not income.

For S&P Plus, the fund’s investment program has two main components or strategies. The fund’s primary strategy seeks to replicate the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) (see “Index strategy,” below). The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the US. Stocks in the S&P 500® Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor’s (S&P) Division of The McGraw-Hill Companies, Inc. The fund also employs a global tactical asset allocation overlay component (the “GTAA strategy,” see below). Under normal circumstances, the fund invests at least 80% of its total assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index.

Index strategy. In implementing the Index strategy, the fund’s securities are weighted to attempt to make the fund’s total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities or money market instruments. Portfolio management uses quantitative analysis techniques to structure the fund with the goal of obtaining a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. The fund uses an optimization strategy, gaining exposure to the more heavily weighted stocks in the index in approximately the same proportion they are represented in the index, then gaining exposure to a statistically selected sample of the less heavily weighted stocks found in the index. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it is believed to be a cost-efficient way of approximating the index’s performance (for example, in anticipation of a stock being added to the index). The fund’s optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book- ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund’s liquidity and returns while minimizing its costs.

GTAA strategy. In addition to the fund’s Index strategy, portfolio management seeks to enhance returns by employing the GTAA strategy. This strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose values are based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts on global bonds and equities and over-the-counter forward currency contracts. Using the GTAA strategy, portfolio management seeks to cause the fund to outperform the S&P 500 Index by approximately 4% per year over a full market cycle, before the deduction of fund fees and expenses (i.e., on a gross basis). There is no assurance that the fund will meet this target over the long term or that the contribution to the fund’s return from the GTAA strategy will meet or exceed this target for any year or period of years; in some periods the contribution to the fund’s return from the GTAA strategy may be negative. The notional amount of the fund’s aggregate exposure obtained from derivatives within the GTAA strategy will often exceed 100% of the net assets of the fund and, depending on market conditions, may significantly exceed 100% of the net assets of the fund.

Outside of the GTAA strategy, portfolio management generally may use futures contracts, which are a type of derivative, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The fund may lend securities (up to one-third of total assets) to approved institutions.

When in portfolio management’s opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of S&P Plus’s assets may be held in cash or invested

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in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term investment-grade rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

S&P Index is a feeder fund that invests substantially all of its assets in a master portfolio, the DWS Equity 500 Index Portfolio (the “S&P Index Portfolio” or the “Portfolio”), which will invest directly in securities and other instruments. The S&P Index Portfolio has the same investment objective as S&P Index. Under normal circumstances, the Portfolio intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index. The S&P Index Portfolio’s securities are weighted to attempt to make the Portfolio’s total investment characteristics similar to those of the index as a whole. The Portfolio may also hold short-term debt securities and money market instruments.

Portfolio management uses quantitative analysis techniques to structure the S&P Index Portfolio to seek to obtain a high correlation to the index while seeking to keep the Portfolio as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between Portfolio performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The Portfolio uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. The Portfolio’s optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book- ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the Portfolio’s liquidity and returns while minimizing its costs. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the Portfolio’s goal (for example, in anticipation of a stock being added to the index).

Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The fund may lend securities (up to one-third of total assets) to approved institutions.

Performance Information

The following information provides some indication of the risks of investing in each fund. Of course, a fund’s past performance is not an indication of future performance.

The bar charts show how the performance of each fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each fund’s performance compares with the S&P 500 Index, a broad-based market index (which, unlike the funds, does not have any fees or expenses). After-tax returns are estimates calculated using the highest historical marginal individual federal income tax rates

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and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

S&P Index — Class A shares

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 2009	Worst Quarter: -22.05%, Q4 2008

S&P Plus — Class A shares

For the periods included in the bar chart:

Best Quarter: 16.43%, Q3 2009                                                              Worst Quarter: -18.22%, Q4 2008

Average Annual Total Returns

(for period ended December 31, 2011)

	Past 1 Year	Past 5 years	Past 10 years
S&P Index
Class A
Return before Taxes	-3.07%	-1.73%	1.83%
Return after Taxes on Distributions	-5.50%	-2.32%	1.39%
Return after Taxes on Distributions and Sale of Fund Shares	-5.50%	-1.97%	1.31%
Class B (Return before Taxes)	-2.27%	-1.75%	1.54%
Class C (Return before Taxes)	0.76%	-1.56%	1.54%
Class S (Return before Taxes)	1.72%	-0.55%	2.55%
Standards & Poor’s (S&P) 500 Index (reflects no deductions for fees, expenses or taxes)	2.11%	-0.25%	2.92%

Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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	Past 1 Year	Past 5 years	Past 10 years
S&P Plus
Class A
Return before Taxes	-6.38%	-1.00%	2.07%
Return after Taxes on Distributions	-6.58%	-1.61%	1.65%
Return after Taxes on Distributions and Sale of Fund Shares	-3.92%	-1.02%	1.67%
Class B (Return before Taxes)	-4.26%	-0.73%	1.89%
Class C (Return before Taxes)	-1.40%	-0.56%	1.91%
Class R (Return before Taxes)	-0.87%	-0.08%	2.43%
Class S (Return before Taxes)	-0.35%	0.46%	2.93%
Standards & Poor’s (S&P) 500 Index (reflects no deductions for fees, expenses or taxes)	2.11%	-0.25%	2.92%

Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or the corresponding fund at 1-800-621-1048 (1-800-728-3337 for Class S shares) or visit our Web site at www.dws-investments.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Investment Manager. DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, serves as each fund’s investment advisor. Under the oversight of the Board of each fund, DIMA, or a subadvisor, provides continuing investment management of the assets of each fund in accordance with the fund’s investment objective(s), policies and restrictions. DIMA also provides administrative services to each fund pursuant to an administrative services agreement. DIMA provides a full range of global investment advisory services to institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

On February 28, 2012, Deutsche Bank AG announced that it is in exclusive negotiations with Guggenheim Partners on the sale of certain of its asset management businesses, including the U.S. mutual fund business conducted by DIMA. There is no assurance that Deutsche Bank AG will reach an agreement to sell the business conducted by DIMA to Guggenheim Partners or any other party.

DIMA may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, DIMA may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which DIMA or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

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S&P Index. S&P Index is a feeder fund that invests substantially all of its assets in a master portfolio. The fund and the Portfolio have the same investment objective. The Portfolio is advised by DIMA and subadvised by Northern Trust Investments, N.A. (“NTI”). NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Formerly known and conducting business as Northern Trust Investments, N.A., NTI, an indirect subsidiary of Northern Trust Corporation, is an Illinois state banking corporation and an investment advisor registered under the Investment Advisers Act of 1940, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

The following individual handles the day-to-day management of the Portfolio:

Brent Reeder is portfolio manager for the Portfolio. Mr. Reeder is a Senior Vice President of Northern Trust Investments, Inc. He joined Northern Trust Investments in 1993 where, for the past eight years, he has managed quantitative equity portfolios. He began managing the Portfolio in 2007.

S&P Plus. The subadvisor for S&P Plus is QS Investors, LLC, located at 880 Third Avenue, New York, NY 10022. Founded in 2010, QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. Under the oversight of DIMA, QS Investors makes the investment decisions and buys and sells securities for the fund and manages the assets attributable to the fund’s GTAA strategy.

The following individuals handle the day-to-day management of S&P Plus:

Robert Wang is a portfolio manager for the fund. Mr. Wang is Head of Portfolio Management and Trading for QS Investors. He joined QS Investors in 2010 after 28 years of experience trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan. He began managing the fund in 2008.

Thomas Picciochi is a portfolio manager for the fund. Mr. Picciochi is Head of Global Tactical Asset Allocation Portfolio Management and Trading for QS Investors. He joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management. He began managing the fund in 2007.

Russell Shtern is a portfolio manager for the fund. Mr. Shtern is a Senior Equities Portfolio Manager for QS Investors. He joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader’s assistant with Deutsche Asset Management. He began managing the fund in 2008.

The Merger SAI provides additional information about the portfolio managers’ investments in DWS funds, a description of the portfolio managers’ compensation structure and information regarding other accounts the portfolio team members manage.

Trustees and Officers. Paul K. Freeman (Chair), John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth serve as Trustees of both funds and S&P Index Portfolio. The officers of S&P Index are the same as those of S&P Plus and S&P Index Portfolio.

Independent Registered Public Accounting Firm (“Auditor”). PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, MA 02110 serves as each fund’s independent registered public accounting firm. PwC audits and reports on each fund’s annual financial statements, reviews certain regulatory reports, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by each fund.

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Charter Documents.

S&P Index is a series of DWS Institutional Funds and S&P Plus is a series of DWS Value Equity Trust, each a registered open-end management investment company organized as a business trust under the laws of Massachusetts (each a “Trust”). Each of DWS Institutional Funds and DWS Value Equity Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as amended from time to time, and its bylaws. The charter documents of the two Trusts are similar but not identical to one another. Additional information about each Trust’s charter documents is provided below.

Shares. The Board of each fund has the authority to divide the shares of each Trust into multiple funds and to establish and designate two or more classes of shares of any series, with variations in the relative rights and preferences between the classes. All shares of both funds issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable. Each share of both funds has equal rights with each other share of the same class of the respective fund as to voting, dividends, distributions and liquidation. Shareholders of both funds are entitled to one vote for each full share held and fractional votes for fractional shares held.

Shareholder Meetings. Both funds are generally not required to hold meetings of its shareholders. Under each Trust’s Amended and Restated Declaration of Trust, as amended (“Declaration of Trust”), however, shareholders have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of trustees if a meeting is called by or at the direction of the Board for such purpose, provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a series if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) for S&P Index only, would affect the rights of shareholders to vote under the Declaration of Trust, (ii) for S&P Plus only, would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding would be required; (iii) for S&P Index only, requires shareholder approval under applicable law, or (iv) for S&P Index only, the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable.

Shareholders of S&P Plus, under its Declaration of Trust, also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; and (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the Investment Company Act of 1940.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the funds. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of the funds and require that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds’ Board or officers. Moreover, the Declarations of Trust provide for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of S&P Index or S&P Plus and the funds may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and the fund itself is unable to meet its obligations.

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Trustee Liability. Each Trust’s Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. Each Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. Nothing in the Declaration of Trust of either Trust indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Trustees. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument signed by at least a majority of the other Trustees. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of S&P Index and S&P Plus and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General. The shareholders of S&P Plus are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization by and among S&P Index, S&P Plus and S&P Index Portfolio (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix B.

If the Agreement is approved by shareholders, the merger would involve the following steps: (i) all of the Fund’s portfolio securities will be transferred to S&P Index Portfolio solely in exchange for an interest in S&P Index Portfolio; (ii) all assets and liabilities of the Fund (including the Fund’s interest in S&P Index Portfolio) will be transferred to and assumed by S&P Index solely in exchange for shares of S&P Index (the “Merger Shares”); and (iii) the Merger Shares will be distributed to shareholders of the Fund in complete liquidation of the Fund.

S&P Plus will distribute the Merger Shares to its shareholders in proportion to their existing shareholdings, in complete liquidation of S&P Plus, and the legal existence of S&P Plus will be terminated. Each shareholder of Class A, Class B, Class C and Class S shares of S&P Plus will receive a number of full and fractional Merger Shares of the same class equal in aggregate value as of the Valuation Time (as defined on page 19) to the aggregate value of the shareholder’s S&P Plus shares. Each shareholder of Class R shares of S&P Plus will receive a number of full and fractional Class A Merger Shares, equal in aggregate value as of the Valuation Time to the aggregate value of the shareholder’s Class R S&P Plus shares.

Prior to the date of the merger, S&P Plus will sell any investments that are not consistent with the current implementation of the investment objective, policies, restrictions and investment strategies of S&P Index, and make such other changes to reposition the investment portfolio in preparation for the merger. This is expected to consist mainly of letting derivatives positions used to implement S&P Plus’s GTAA Strategy expire prior to the merger. S&P Plus will declare a taxable distribution which, together with all previous distributions, will have the

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effect of distributing to shareholders all of its net investment income and realized net capital gains, if any, through the date of the merger. DIMA currently anticipates selling less than 2% of S&P Plus’s investments in anticipation of the merger. While the impact should be minimal, any sale of such investments could increase the taxable distribution to shareholders of S&P Plus occurring prior to the merger above that which they would have received absent the merger. S&P Plus does not expect to distribute any capital gains as of the Exchange Date (as defined on page 19). As of January 12, 2012, S&P Plus had approximately $4.9 million in capital losses.

The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by shareholders of S&P Plus. In the event that the merger does not receive the required shareholder approval, each fund will continue to be managed as a separate fund in accordance with its current investment objective(s) and policies, and the Board would likely consider a range of alternatives, including in particular the liquidation of S&P Plus.

Background and Board’s Considerations Relating to the Proposed Merger.

DWS Investments proposed the merger to the Board in September 2011, and advised the Board that it believed that the proposed merger was in the best interests of S&P Plus and its shareholders. The Board receives regular reports regarding the performance of S&P Plus and its GTAA strategy, and had noted S&P Plus’s underperformance in recent periods relative to the S&P Plus’s benchmark, the S&P 500 Index. DWS advised the Board that S&P Plus’s recent underperformance was principally due to the underperformance of the Fund’s GTAA strategy. The GTAA strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets, and is implemented through the use of derivatives. The GTAA strategy has not performed consistently in the volatile global market environment that has prevailed in recent periods. In view of the uncertain outlook for the global market, DWS has advised the Board that S&P Plus’s investment strategy may no longer be viable and has recommended to the Board that S&P Plus be merged into S&P Index. S&P Plus and S&P Index have the same benchmark, the S&P 500 Index. The main difference between S&P Plus’s investment program and S&P Index’s investment program is that S&P Plus employs the GTAA strategy. S&P Index would provide current S&P Plus shareholders with an investment in a more traditional index fund that pursues the same benchmark as S&P Plus, but without the volatility of the GTAA strategy.

The Trustees conducted a thorough review of the potential implications of the merger on S&P Plus and its shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DWS Investments.

On November 18, 2011, the Trustees of S&P Plus, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), unanimously approved the terms of the proposed merger. The Trustees also unanimously determined to recommend that the merger be approved by S&P Plus’s shareholders.

In determining to recommend that shareholders of S&P Plus approve the merger, the Trustees considered, among other factors:

•

The substantial similarities between S&P Plus’s and S&P Index’s investment programs, including that the main difference between S&P Plus’s investment program and S&P Index’s investment program is that S&P Index does not employ the GTAA strategy;

•	The recent underperformance of S&P Plus as compared to S&P Index and S&P Plus’s benchmark, the S&P 500 Index;

•

The differences between S&P Plus’s and S&P Index’s management fee arrangements and total operating costs; in this regard, the Trustees noted that while the total operating costs of S&P Index are currently higher than those of S&P Plus, the total operating costs of S&P Plus would be higher than those of S&P Index in the future if S&P Plus paid a Unitary Fulcrum Fee equal to or greater than the

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Base Rate (which, as noted above, S&P Plus would pay if S&P Plus’s performance equaled or exceeded the Performance Benchmark over a Performance Period);

•

DIMA’s commitment to bear the direct costs of the merger, including the costs of preparing this proxy statement and soliciting proxies (See “Agreement and Plan of Reorganization” below for additional information regarding this commitment);

•

The federal income tax consequences of the merger; in this regard, the Trustees’ considered in particular DWS’s statements that it would recommend the Fund’s liquidation if the merger is not approved, and that the merger would allow shareholders to participate in a transaction that is expected to qualify as a tax-free reorganization for federal income tax purposes;

•	Various alternatives to the proposed merger (e.g., liquidation);

•	The terms and conditions of the Agreement;

•	That the services available to shareholders of S&P Index and S&P Plus are substantially similar on a class-level basis; and

•	The prospects for the combined fund to attract additional assets.

Based on all of the foregoing, the Board concluded that: (1) the merger is in the best interests of S&P Plus and (2) the interests of the existing shareholders of S&P Plus will not be diluted as a result of the merger. Accordingly, on November 18, 2011, the Trustees of S&P Plus, including all Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”), unanimously approved the terms of the proposed merger of S&P Plus into S&P Index. The Trustees also unanimously determined to recommend that the merger be approved by S&P Plus’s shareholders. If shareholders do not approve the merger, the Board likely would consider a range of alternatives, including in particular the liquidation of the Fund.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Appendix B. The Agreement provides that the merger would involve the following steps: (i) all of the Fund’s portfolio securities (“S&P Plus Portfolio Securities”) will be transferred to S&P Index Portfolio solely in exchange for an interest in S&P Index Portfolio (the interest so issued to the Fund, “S&P Index Portfolio Interest”); (ii) all assets and liabilities of the Fund (including the S&P Index Portfolio Interest, and all other assets of the Fund, the latter assets referred to herein as “Other Assets”) will be transferred to and assumed by S&P Index solely in exchange for shares of S&P Index (the “Merger Shares”); and (iii) the Merger Shares will be distributed to shareholders of the Fund in complete liquidation of the Fund. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on April 27, 2012, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

S&P Plus will transfer all of its assets to S&P Index, and in exchange, S&P Index will assume all the liabilities of S&P Plus and deliver to S&P Plus a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of S&P Plus, less the value of the liabilities of S&P Plus assumed by S&P Index. Immediately following the transfer of assets to S&P Index on the Exchange Date, S&P Plus will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by S&P Plus. As a result of the proposed transaction, each shareholder of S&P Plus will receive a number of Merger Shares equal in aggregate net asset value at the Valuation Time to the aggregate net asset value of S&P Plus shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of S&P Index in the name of such S&P Plus shareholders, each account representing the respective number of full and fractional Merger Shares due the respective shareholder. New certificates for Merger Shares will not be issued.

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S&P Plus, S&P Index and S&P Index Portfolio are all overseen by the same Board of Trustees. The Board of S&P Plus, S&P Index and S&P Index Portfolio has determined that the interests of each fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and that the proposed merger is in the best interests of each fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of S&P Plus, S&P Index and S&P Index Portfolio, (ii) by any party if the merger shall not be consummated by August 18, 2012 or (iii) by any party if another party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of S&P Plus approve the merger, DWS Investments has represented that it expects that less than 2% of S&P Plus’s holdings would be liquidated prior to the merger. The proceeds of any liquidations would be reinvested in other securities so that at the time of the merger, S&P Plus’s portfolio would conform more closely to S&P Index’s current implementation of its investment objective, policies, restrictions and strategies. DWS Investments does not anticipate that there will be any transaction costs incurred in connection with repositioning S&P Plus’s portfolio, because such repositioning is expected to consist mainly of letting derivatives positions expire prior to the merger. In the event that there are any pre-merger transaction costs incurred, such costs would be borne by S&P Plus.

All other fees and expenses of the merger, including legal, proxy solicitation and accounting expenses, SEC registration fees, portfolio transfer taxes (if any) and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement will be borne by DIMA. The one-time merger costs, consisting of legal expenses, proxy costs, and audit and accounting expenses, and, if required, pre-merger transaction costs, are expected to be approximately $200,000.

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Merger Shares. Merger Shares will be issued to S&P Plus’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C and Class S shares of S&P Index. S&P Plus shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of S&P Plus. Shareholders of Class R shares of S&P Plus will receive Class A Merger Shares. While the Merger Shares will be issued without an initial sales charge, subsequent purchases of Class A shares may be subject to a maximum sales load of 4.50%, while Class R shares have no sales load. In addition, on an ongoing basis Class A shares will bear fund operating expenses that could be higher or lower than fund operating expenses typically borne by Class R shares. For more information on the characteristics of each class of Merger Shares, please see the S&P Index prospectus, a copy of which was mailed with this Prospectus/Proxy Statement. For all shares classes, your Merger Shares will be treated as having been purchased on the date you purchased your S&P Plus shares and for the price you originally paid.

Certain Federal Income Tax Consequences. The merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to each fund’s and S&P Index Portfolio’s obligation to consummate the merger, each of S&P Plus, S&P Index and S&P Index Portfolio will receive a tax opinion from Ropes & Gray LLP, counsel to S&P Plus, S&P Index and S&P Index Portfolio, substantially to the effect that on the basis of the existing provisions of the Code, US Treasury regulations issued

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thereunder, current administrative rules, pronouncements and court decisions, and as described further below, for federal income tax purposes the following results should obtain:

•

the acquisition by S&P Index of all of the assets of S&P Plus, consisting of the S&P Index Portfolio Interest and Other Assets of S&P Plus, solely in exchange for Merger Shares and the assumption by S&P Index of all of the liabilities of S&P Plus, followed by the distribution by S&P Plus to its shareholders of all the Merger Shares it received in complete liquidation and termination of S&P Plus, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and S&P Plus and S&P Index will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 354 of the Code, shareholders of S&P Plus will not recognize gain or loss upon the receipt of Merger Shares solely in exchange for S&P Plus shares;

•

under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by each shareholder of S&P Plus in connection with the merger will be the same as the aggregate tax basis of his or her S&P Plus shares exchanged therefor;

•

under Section 1223(1) of the Code, an S&P Plus shareholder’s holding period for his or her Merger Shares will be determined by including the period for which he or she held S&P Plus shares exchanged therefor, provided that he or she held S&P Plus shares on the date of the merger as capital assets;

•

no gain or loss will be recognized by S&P Plus (i) upon the transfer of S&P Plus Portfolio Securities to S&P Index Portfolio solely in exchange for the S&P Index Portfolio Interest, (ii) upon the transfer of the S&P Index Portfolio Interest and Other Assets to S&P Index solely in exchange for Merger Shares and the assumption of all of S&P Plus’s liabilities by S&P Index, or (iii) upon the distribution of the Merger Shares by S&P Plus to its shareholders in complete liquidation;

•

S&P Plus’s aggregate tax basis in the S&P Index Portfolio Interest received from S&P Index Portfolio will equal S&P Plus’s aggregate tax basis in the S&P Plus Portfolio Securities immediately prior to the transfer of the S&P Plus Portfolio Securities plus S&P Plus’s share of S&P Index Portfolio’s liabilities immediately after the receipt of the S&P Index Portfolio Interest;

•

S&P Plus’s holding period in the S&P Index Portfolio Interest received from S&P Index Portfolio will include S&P Plus’s holding period in the S&P Plus Portfolio Securities transferred to S&P Index Portfolio;

•	no gain or loss will be recognized by S&P Index Portfolio upon the receipt of the S&P Plus Portfolio Securities solely in exchange for the S&P Index Portfolio Interest;

•

S&P Index Portfolio’s tax basis in the S&P Plus Portfolio Securities received from S&P Plus will be the same as S&P Plus’s tax basis in those S&P Plus Portfolio Securities immediately prior to the transfer to S&P Index Portfolio;

•	S&P Index Portfolio’s holding periods in the S&P Plus Portfolio Securities received from S&P Plus will include the periods during which the S&P Plus Portfolio Securities were held by S&P Plus;

•

no gain or loss will be recognized by S&P Index upon the receipt of the S&P Index Portfolio Interest and Other Assets from S&P Plus solely in exchange for Merger Shares and the assumption by S&P Index of all the liabilities of S&P Plus;

•

S&P Index’s tax basis in the S&P Index Portfolio Interest and Other Assets, in each case received from S&P Plus in the merger, will be the same as S&P Plus’s tax basis in the S&P Index Portfolio Interest and Other Assets, respectively, immediately prior to the transfer of such assets to S&P Index (which basis, with respect to the S&P Index Portfolio Interest includes S&P Plus’s share of liabilities of S&P Index Portfolio that existed immediately prior to such transfer), and, as a result, S&P Index’s aggregate tax basis in its entire interest in S&P Index Portfolio will increase by the amount of S&P Index’s tax basis in the S&P Index Portfolio Interest received in the merger, as previously described;

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•	S&P Index’s holding periods in the S&P Index Portfolio Interest and Other Assets received from S&P Plus will include the periods during which such assets were held by S&P Plus; and

•

S&P Index will succeed to and take into account the items of S&P Plus described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will note that Ropes & Gray LLP considered another possible characterization of the transaction for federal income tax purposes, and noted that such a characterization would give rise to the same end results as described above.

The opinion will express no view with respect to (1) the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction and (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual certifications made by the officers of S&P Index, S&P Plus and S&P Index Portfolio and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service could disagree with Ropes & Gray’s opinion.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the merger were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of S&P Plus would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her S&P Plus shares and the fair market value of the Merger Shares he or she received. Shareholders of S&P Plus should consult their tax advisors regarding the effect, if any, of the merger in light of their individual circumstances.

DWS Investments currently does not anticipate selling a material portion of the portfolio assets of S&P Plus in connection with the merger. The federal income tax impact of any such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and S&P Plus’s tax basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to S&P Plus’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of sale and such distributions will be taxable to shareholders. Because the merger will end the tax year of S&P Plus, it will accelerate distributions to shareholders from S&P Plus for its short tax year ending on the date of the merger. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the merger.

Prior to the Closing (as defined in the Agreement), S&P Plus will make a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction by any capital loss carryforwards), if any, through the Closing. S&P Index will make a similar distribution to its shareholders, if material, covering the period through the taxable year ending December 31, 2011. These distributions generally will be taxable to shareholders for federal income tax purposes and such distributions by S&P Plus will include any capital gains resulting from portfolio turnover prior to the merger.

A fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the merger. First, the “pre-merger losses” of either S&P Plus or S&P Index (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become

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unavailable to offset gains of the combined fund to the extent such pre-merger losses exceed an annual limitation amount. Second, one fund’s pre-merger losses cannot be used to offset unrealized gains in another fund that are “built in” at the time of the merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, S&P Plus’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of S&P Index for the taxable year of the merger that is equal to the portion of S&P Index’s taxable year that follows the date of the merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of either fund may pay taxes sooner, or pay more taxes, than they would have had the merger not occurred.

In addition, the combined fund resulting from the merger will have tax attributes that reflect a blending of the tax attributes of the two funds at the time of the merger (including as affected by the rules set forth above). Therefore, the shareholders of S&P Plus will receive a proportionate share of any “built-in” (unrealized) gains in S&P Index’s assets as well as any taxable gains realized by S&P Index but not distributed to its shareholders prior to the merger, when such gains are eventually distributed by S&P Index. As a result, shareholders of S&P Plus may receive a greater amount of taxable distributions than they would have had the merger not occurred. Further, any pre-merger losses of S&P Plus (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such a merger, such that the benefit of those losses to S&P Plus shareholders may be further reduced relative to what the benefit would have been had the merger not occurred.

The amount of realized and unrealized gains and losses of each fund, as well as the size of each fund, at the time of the merger will determine the extent to which the funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined fund following the merger, and consequently the extent to which the combined fund may be required to distribute gains to its shareholders earlier than would have been the case absent the merger. Thus, the impact of the rules and blending of tax attributes described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the merger. As of January 12, 2012, S&P Plus had net realized losses (including current year losses and capital loss carryforwards) of approximately $4.9 million, equal to about 2.5% of its net asset value, and net unrealized built-in gain of approximately $48.3 million, equal to about 24.6% of its net asset value; S&P Index had net realized losses of approximately $76.8 million, equal to about 13.9% of its net asset value, and net unrealized built-in gain of approximately $150.3 million, equal to about 27.3% of its net asset value. Had the merger occurred on January 12, 2012, S&P Plus’s losses would have been subject to a technical limitation in any year of about $7.0 million plus the unused portion of its recognized built-in gain. Thus the merger would not have had a significant impact on the combined fund’s ability to use such losses. S&P Index’s losses would not have been subject to an annual limitation. Because of the larger relative size of S&P Index, its proportionately larger loss carryforwards and roughly similar built-in gains, the merger would have resulted in a small potential tax benefit to S&P Plus shareholders, and a slight potential cost to S&P Index shareholders. As noted above, the tax effect of the merger depends on each Fund’s relative tax situation at the time of the merger, which situation will be different than the tax situation on January 12, 2012 and cannot be calculated precisely prior to the merger. Portfolio turnover in a Fund, market fluctuations, redemption activity and other events could cause the actual tax effect of the merger to differ substantially from that described above.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

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Capitalization. The following table sets forth the audited capitalization of S&P Index as of December 31, 2011 and the unaudited capitalization of S&P Plus as of December 31, 2011 and of S&P Index on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Acquiring DWS S&P 500 Index Fund	Acquired DWS S&P 500 Plus Fund	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets($)
Class A	$109,870,175	$64,336,193	$12,938,964	$187,145,332
Class B	$1,286,930	$1,304,726		$2,591,656
Class C	$11,857,207	$8,366,425		$20,223,632
Class R	N/A	$12,938,964	$(12,938,964)	$0
Class S	$407,684,431	$99,035,029		$506,719,460
Total Net assets	$530,698,743	$185,981,337	$0	$716,680,080
Shares outstanding
Class A	6,590,311	5,315,015	(679,433)	11,225,893
Class B	77,300	111,242	(32,880)	155,662
Class C	712,504	711,818	(209,028)	1,215,294
Class R	N/A	1,084,708	(1,084,708)	0
Class S	24,405,392	8,242,551	(2,312,310)	30,335,633
Net Asset Value per share($)
Class A	$16.67	$12.10		$16.67
Class B	$16.65	$11.73		$16.65
Class C	$16.64	$11.75		$16.64
Class R	N/A	$11.93		N/A
Class S	$16.70	$12.02		$16.70

(1)	Assumes the merger had been consummated on December 31, 2011 and is for information purposes only. No assurance can be given as to how many shares of S&P Index will be received by the shareholders of S&P Plus on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of S&P Index that actually will be received on or after such date.
(2)	Holders of Class A, Class B, Class C and Class S shares of S&P Plus will receive the corresponding shares of S&P Index. Holders of Class R shares of S&P Plus will receive Class A shares of S&P Index.

Recommendation of the Board of Trustees

The Trustees of S&P Plus, a majority of whom are Independent Trustees, unanimously recommend approval of the merger.

V. VOTING AT THE SHAREHOLDER MEETING AND OTHER INFORMATION

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of S&P Plus into S&P Index and the solicitation of proxies by and on behalf of the Trustees of S&P Plus for use at the Special Meeting of S&P Plus shareholders (the “Meeting”). The Meeting is to be held on April 16, 2012 at 2:00 p.m., Eastern time at the offices of Deutsche Bank, 60 Wall Street, New York, New York 10005, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about March 15, 2012.

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As of January 10, 2012, the following number of shares were issued and outstanding for S&P Plus:

Shares	Issued and Outstanding
Class A	5,318,144.46
Class B	108,941.36
Class C	708,021.06
Class R	1,095,848.05
Class S	8,165,796.48

As of January 10, 2012, the following number of shares were issued and outstanding for S&P Index:

Shares	Issued and Outstanding
Class A	6,634,285.04
Class B	77,554.16
Class C	714,718.80
Class S	24,332,555.46

Only shareholders of record of S&P Plus on January 10, 2012 will be entitled to notice of and to vote at the Meeting. Each share entitles the holder thereof to one vote on the proposal at the Meeting and any postponement(s) or adjournment(s) thereof.

Required Vote. Proxies are being solicited from S&P Plus’s shareholders by the Trustees of S&P Plus for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of S&P Plus’s outstanding shares, which means the lesser of: (i) 67% or more of S&P Plus’s shares present at the meeting if holders of more than 50% of S&P Plus’s outstanding shares are present or represented by proxy at the meeting, or (ii) more than 50% of S&P Plus’s outstanding shares.

Record Date, Quorum and Method of Tabulation. Shareholders of record of S&P Plus at the close of business on January 10, 2012 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of S&P Plus issued and outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by S&P Plus as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership. As of the Record Date, the officers and Trustees of S&P Plus as a group owned less than 1% of the outstanding shares of S&P Plus and the officers and Trustees of S&P Index as a group beneficially owned less than 1% of the outstanding shares of S&P Index.

25

To the best of the knowledge of S&P Plus, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of S&P Plus as of such date:

S&P Plus

Share Class	Shareholder Name and Address	% Ownership
A	PERSHING LLC JERSEY CITY, NJ 07399-0001	14.32%

B	AMERICAN ENTERPRISE INVESTMENT SERVICE FBO XXXXXXXX MINNEAPOLIS, MN 55440-9446	17.36%

B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	16.61%

B	PERSHING LLC JERSEY CITY, NJ 07399-0001	16.38%

B	DWS TRUST COMPANY CUSTODIAN FOR XXXXXXXXX GREENVILLE, CA 95947-9608	6.08%

C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	22.09%

C	UBS WM USA OMNI ACCT XXXXXXX WEEHAWKEN, NJ 07086-6761	16.94%

C	PERSHING LLC JERSEY CITY, NJ 07399-0001	5.36%

R	MG TRUST CO, CUSTODIAN FBO TOWN OF NATICK 457 DEFERRED COMP DENVER, CO 80202-3531	19.87%

R	HARTFORD SECURITIES DISTRIBUTION CO. INC. AS AGENT FOR RELIANCE TRUST CO. FBO AGENTS’ PLAN CUSTOMERS HARTFORD, CT 06104-2999	14.47%

R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	8.79%

R	COUNSEL TRUST DBA MATC FBO ANDERSON & VREELAND INC PSP PITTSBURGH, PA 15222-4228	8.61%

R	MID ATLANTIC TRUST CO. FBO PLATTE RIVER ASSOCIATES 401(K), PSP PITTSBURGH, PA 15222-4228	6.56%

S	STATE STREET BANK & TRUST CO. CUSTODIAN FBO DWS LIFECOMPASS 2020 FUND BOSTON, MA 02111-1712	10.68%

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Share Class	Shareholder Name and Address	% Ownership

S	DWS TRUST COMPANY FBO GRANITE BROADCASTING CORP EMPLOYEE SAV & RETIRE PLAN SALEM, NH 03079-1143	8.50%

S	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNT PARSIPPANY, NJ 07054-1007	7.12%

S	STATE STREET BANK & TRUST CO. CUSTODIAN FBO DWS LIFECOMPASS 2015 FUND BOSTON, MA 02111-1712	6.80%

S	DWS TRUST COMPANY FBO SAGER ELECTRICAL SUPPLY CO 401(K) & PROFIT SHARING PLAN SALEM, NH 03079-1143	6.05%

S	PERSHING LLC JERSEY CITY, NJ 07399-0001	5.29%

To the best of the knowledge of S&P Index, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of S&P Index as of such date:

S&P Index

Share Class	Shareholder Name and Address	% Ownership
B	PERSHING LLC JERSEY CITY, NJ 07399-0001	23.39%

B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	14.94%

B	AMERICAN ENTERPRISE INVESTMENT SERVICE FBO XXXXXXXX MINNEAPOLIS, MN 55402-2405	11.98%

B	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST. PETERSBURG, FL 33716-1100	10.97%

C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	23.77%

C	HARTFORD SECURITIES DISTRIBUTION CO. INC. AS AGENT FOR RELIANCE TRUST CO. FBO AGENTS’ PLAN CUSTOMERS HARTFORD, CT 06104-2999	14.73%

C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II, 3rd FLOOR JERSEY CITY, NJ 07311	8.79%

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Any shareholder who owns 25% or more of the outstanding shares of a fund may be deemed to control the fund. Any entity controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for a vote, and may be able to take action regarding such fund without the consent or approval of the other shareholders.

Solicitation of Proxies and Proxy Costs. In addition to soliciting proxies by mail, certain officers and representatives of S&P Plus, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

D.F. King has been engaged to assist in the solicitation of proxies, at an estimated maximum cost of $10,000. As the Meeting date approaches, certain shareholders of S&P Plus may receive a telephone call from a representative of D.F. King if their votes have not yet been received. Authorization to permit D.F. King to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact D.F. King toll-free at 800-893-5874.

Any shareholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108). Any shareholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet.

One Prospectus/Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Prospectus/Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, shareholders should call 800-621-1048 or write to the Fund at 345 Park Avenue, New York, New York 10154.

Adjournment and Postponement. Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the proposal to be considered at the Meeting to a designated time and place. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to any matter must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting date with notice to shareholders entitled to vote at or receive notice of the Meeting. Unless a proxy is otherwise limited, any shares present and entitled to vote at the Meeting that are represented by broker non-votes may, at the direction of the proxies named therein, be voted in favor of any adjournment.

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APPENDIX A

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

A-1

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 18th day of November, 2011, by and among DWS Institutional Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS S&P 500 Index Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, DWS Equity 500 Index Portfolio, a New York trust (the “Portfolio”), and DWS Value Equity Trust (the “Acquired Trust,” and, together with the Acquiring Trust and the Portfolio, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of DWS S&P 500 Plus Fund (the “Acquired Fund,” and, together with the Acquiring Fund and the Portfolio, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Funds (for purposes of section 11.2 of the Agreement only). The principal place of business of the Acquiring Trust and the Acquired Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the portfolio securities of the Acquired Fund to the Portfolio in exchange solely for an interest in the Portfolio (the interest so issued, “Portfolio Interest”), (ii) immediately thereafter, the transfer of all of the assets of the Acquired Fund (including the Portfolio Interest) to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class S voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and (iii) immediately thereafter, the distribution of the Class A Acquiring Fund Shares to the Class A and Class R shareholders of the Acquired Fund, Class B Acquiring Fund Shares to the Class B shareholders of the Acquired Fund, Class C Acquiring Fund Shares to the Class C shareholders of the Acquired Fund, and Class S Acquiring Fund Shares to Class S shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Portfolio Securities of the Acquired Fund to the Portfolio in Consideration For Portfolio Interest

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Portfolio all of the Acquired Fund’s portfolio securities (the “Acquired Fund Portfolio Securities”), and the Portfolio agrees in consideration therefor to deliver to the Acquired Fund a Portfolio Interest equal in value to the Acquired Fund Portfolio Securities, computed in the manner and as of the time and date set forth in section 3.1. For this purpose, “portfolio securities” means all of Acquired Fund’s assets that are “investment securities” within the meaning of Section 12(d)(1)(E) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio Interest delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 4.1 (the “Closing”).

2.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

2.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired

Fund’s assets as set forth in section 2.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to Class A, Class B, Class C, Class R and Class S shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 3.1, by the net asset value of one Acquiring Fund Share of Class A shares, in the case of Class A and Class R shares of the Acquired Fund, or the corresponding class in the case of Class B, Class C and Class S shares, computed in the manner and as of the time and date set forth in section 3.1; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable by the Acquired Fund to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the Closing, immediately following the transactions described in section 1.1.

2.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets,” and all Assets other than the Portfolio Interest, “Other Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities (including without limitation the Portfolio Interest acquired by the Acquired Fund pursuant to the transactions described in section 1.1), commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 6.14).

2.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 4.1.

2.4 Immediately after the transfer of Assets provided for in section 2.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 3.1), on a pro rata basis, within that class, the Acquiring Fund Shares of the same class (except Class R shareholders of the Acquired Fund will receive Class A Acquiring Fund Shares of equal aggregate value) received by the Acquired Fund pursuant to section 2.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to each Acquired Fund Shareholder shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholder as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class R or Class S shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 3.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

2.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectuses and statement of additional information for Class A, Class B, Class C and Class S shares.

2.6 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the

“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.7 All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Trust as soon as practicable following the Closing Date.

3.	Valuation

3.1 The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, the Acquiring Fund’s most recently effective prospectuses and statement of additional information and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund (together, the “Valuation Procedures”). Similarly, the value of the Acquired Fund Portfolio Securities transferred by the Acquired Fund to the Portfolio pursuant to section 1.1 shall be computed as of the Valuation Time using the Valuation Procedures (which are the same as the Portfolio’s valuation procedures).

3.2 The net asset value of a Class A, Class B, Class C or Class S Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the Valuation Procedures.

3.3 The number of Class A, Class B, Class C and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C, Class R and Class S shares of the Acquired Fund, as the case may be, determined in accordance with section 3.1 by the net asset value of an Acquiring Fund Share of the same class (or, in the case of Class R shares of the Acquired Fund, Class A shares of the Acquiring Fund) determined in accordance with section 3.2.

3.4 All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of any other Fund.

4.	Closing and Closing Date

4.1 The Closing of the transactions contemplated by this Agreement shall occur on April 30, 2012, or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise specified in this Agreement or agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

4.2 The Acquired Fund shall deliver, or cause to the delivered, to the Portfolio on the Closing Date a schedule of Acquired Fund Portfolio Securities.

4.3 The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund on the Closing Date a schedule of Assets.

4.4 State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Acquired Fund Portfolio Securities have been delivered in proper form to SSB, also the custodian for the Portfolio, prior to or on the Closing Date, and (b) the Assets have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date, and the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Acquired Fund Portfolio Securities and the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Portfolio for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Portfolio. The cash to be transferred by the Acquired Fund to the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

4.5 DWS Investments Service Company (“DWS-ISC”), as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C, Class R and Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.6 In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund, the Acquired Fund or the Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust, the Acquired Trust or the Portfolio, as applicable (each a “Board”), accurate appraisal of the value of the net assets with respect to any class of shares of the Acquiring Fund, the Acquired Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.7 The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation payable to the Acquired Fund’s trustees.

5.	Representations and Warranties

5.1 The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust and the Portfolio as follows:

(a) The Acquired Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust, as

amended. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended February 28, 2011, and, at and as of the Closing Date, the Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended February 28, 2011, have been audited in each case by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquired Fund at and for the six months ended August 31, 2011, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Portfolio and the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since August 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of

Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquired Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company, has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-ISC, as provided in section 4.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Portfolio pursuant to section 1.1 and to the Acquiring Fund pursuant to section 2.1, and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Portfolio or the Acquiring Fund, as the case may be, has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Portfolio and the Acquiring Fund, as the case may be, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Portfolio and the Acquiring Fund have received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The most recently effective prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The Registration Statement referred to in section 6.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund or the Portfolio for use therein.

(p) The Acquired Fund shares have been duly established and designated by the Board of Trustees of the Acquired Trust.

5.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Portfolio and the Acquired Fund as follows:

(a) The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws;

(d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2010, and, at and as of the Closing Date, the Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2010, have been audited in each case by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquiring Fund at and for the six months ended June 30, 2011, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since June 30, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquiring Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund), and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund and the Portfolio have received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The most recently effective prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement referred to in section 6.7, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund or the Portfolio for use therein;

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date; and

(r) The Acquiring Fund Shares have been duly established and designated by the Board of Trustees of the Acquiring Trust.

5.3 The Portfolio represents and warrants to the Acquiring Fund and the Acquired Fund as follows:

(a) The Portfolio is a New York trust duly organized and validly existing under the laws of the State of New York with power under the Portfolio’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Portfolio is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Portfolio. The Portfolio has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Portfolio;

(b) The Portfolio is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Portfolio is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws;

(d) The Portfolio is not, and the execution, delivery and performance of this Agreement by the Portfolio will not result (i) in violation of New York law or of the Portfolio’s Declaration of Trust or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Portfolio is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Portfolio will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Portfolio is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Portfolio;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Portfolio’s knowledge threatened against the Portfolio or any properties or assets held by it. The Portfolio knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Portfolio at and for the fiscal year ended December 31, 2010, and, at and as of the Closing Date, the Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Portfolio at and for the fiscal year ended December 31, 2010, have been audited in each case by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Portfolio at and for the six months ended June 30, 2011, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund and the Acquiring Fund) present fairly, in all material respects, the financial position of the Portfolio as of such date in accordance with GAAP and there are no known contingent liabilities of the Portfolio required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since June 30, 2011 there has not been any material adverse change in the Portfolio’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund and the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Portfolio due to declines in market values of securities in the Portfolio’s portfolio, the discharge of Portfolio liabilities, or the redemption of Portfolio interests by Portfolio shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Portfolio required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Portfolio (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Portfolio has been classified as a partnership that is not a “publicly traded partnership” for federal income tax purposes and will be so classified for the taxable year that includes the Closing Date;

(j) All issued and outstanding interests in the Portfolio (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under New York law, Portfolio shareholders, under certain circumstances, could be held personally liable for the obligations of the Portfolio), and not subject to preemptive or dissenter’s rights. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any interest in the Portfolio, nor is there outstanding any security convertible into any Portfolio interest;

(k) The Portfolio Interest to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, and will be fully paid and non-assessable (recognizing that, under New York law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l) At the Closing Date, the Portfolio will have good and marketable title to the Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund and the Acquiring Fund have received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Portfolio (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Portfolio for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The most recently effective private placement memorandum and statement of additional information of the Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement referred to in section 6.7, only insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund or the Acquired Fund for use therein;

(q) The Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date; and

(r) The Portfolio Interest has been duly established and designated by the Board of Trustees of the Portfolio.

6.	Covenants of the Acquiring Fund, the Acquired Fund and the Portfolio

6.1 The Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio each covenants to operate its business in the ordinary course between the date hereof and the Closing Date except as otherwise provided herein, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund covenants and agrees to coordinate its portfolio from the date of shareholder approval of the Agreement up to and including the Closing Date, in order that at Closing, when the Acquired Fund Portfolio Securities are added to the Portfolio’s portfolio and the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolios will meet the Portfolio’s and the Acquiring Fund’s investment objective, policies, strategies and restrictions, as the case may be, as set forth in the Portfolio’s and the Acquiring Fund’s prospectuses, copies of which have been delivered to the Acquired Fund.

6.2 Upon reasonable notice, the officers and agents of the Portfolio and the Acquiring Fund shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

6.3 The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30, 2012.

6.4 The Acquired Fund covenants that the Portfolio Interest and the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Trust, on behalf of the Acquiring Fund, reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

6.6 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund and the Portfolio will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

6.8 The Acquired Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Portfolio or the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Portfolio or the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Portfolio’s title to and possession of all of the Acquired Fund Portfolio Securities, the Acquiring Fund’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

6.9 The Acquiring Trust, on behalf of the Acquiring Fund, and the Portfolio covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s and the Portfolio’s operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Trust and the Portfolio each may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

6.10 The Acquiring Trust, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund. The Portfolio covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to vest and confirm to the Acquired Fund title to and possession of the Portfolio Interest to be transferred to the Acquired Fund pursuant to this Agreement.

6.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated.

6.12 The Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.13 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Trusts, the Acquiring Fund, the Acquired Fund or the Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund, the Acquired Fund and the Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Ropes & Gray LLP to render the tax opinion contemplated herein in section 10.5.

6.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years in respect of which the Acquired Fund is eligible to declare a “spillback” dividend under Section 855 of the Code.

6.15 The Acquiring Trust, on behalf of the Acquiring Fund, and the Portfolio agree to identify in writing prior to the Closing Date any assets of the Acquired Fund that the Acquiring Fund or the Portfolio, as the case may be, does not wish to acquire because they are not consistent with the current implementation of the investment objective, policies, restrictions or strategies of the Acquiring Fund or the Portfolio, as the case may be, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Trust, on behalf of the Acquiring Fund, and the Portfolio agree to identify in writing prior to the Closing Date any assets that they would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s and the Portfolio’s current implementation of their respective investment objectives, policies, restrictions or strategies prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization for federal income tax purposes.

6.16 Prior to the Closing, the Acquiring Fund may pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquiring Fund shareholders (i) all of the excess of (x) the Acquiring Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquiring Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquiring Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquiring Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for its year ending December 31, 2011 and all preceding taxable years.

7.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by each of the Acquiring Fund and the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Portfolio or their investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund or the Portfolio which the Acquiring Fund or the Portfolio, as the case may be, reasonably believes might result in such litigation.

7.2 The Acquiring Fund and the Portfolio each shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of such certifying party made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

7.3 The Acquired Trust, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

7.4 The Acquired Trust, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Portfolio is a validly existing trust under the laws of the State of New York;

(b) the Agreement has been duly authorized, executed and delivered by the Portfolio and constitutes a valid and legally binding obligation of the Portfolio, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Portfolio did not, and the issuance of Portfolio Interest pursuant to the Agreement will not, violate the Portfolio’s Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Portfolio is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Portfolio, (ii) the Portfolio is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Portfolio under the federal laws of the United States or the laws of the State of New York for the issuance of the Portfolio Interest pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquired Trust and the Portfolio and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

7.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund or the Portfolio, as the case may be, on or before the Closing Date.

8.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by each of the Acquired Fund and the Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of each of the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Portfolio or their investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund or the Portfolio which the Acquired Fund or the Portfolio, as the case may be, reasonably believes might result in such litigation.

8.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

8.3 The Acquired Fund and the Portfolio each shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of such certifying party made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

8.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquired Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

8.5 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Portfolio is a validly existing trust under the laws of the State of New York;

(b) the Agreement has been duly authorized, executed and delivered by the Portfolio and constitutes a valid and legally binding obligation of the Portfolio, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Portfolio did not, and the issuance of Portfolio Interest pursuant to the Agreement will not, violate the Portfolio’s Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Portfolio is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Portfolio, (ii) the Portfolio is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Portfolio under the federal laws of the United States or the laws of the State of New York for the issuance of the Portfolio Interest pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Portfolio and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

8.6 The Acquired Fund and the Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund or the Portfolio, as the case may be, on or before the Closing Date.

9.	Conditions Precedent to Obligations of the Portfolio

The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by each of the Acquired Fund and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

9.1 All representations and warranties of each of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on the behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Portfolio, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund or the Acquiring Fund which the Acquired Fund or the Acquiring Fund, as the case may be, reasonably believes might result in such litigation.

9.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets (including but not limited to the Acquired Fund Portfolio Securities) and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

9.3 The Acquired Fund and the Acquiring Fund each shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of such certifying party made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

9.4 The Portfolio shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Portfolio, and dated as of the Closing Date, to the effect that:

(a) the Acquired Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

9.5 The Portfolio shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Portfolio, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Fund is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Portfolio and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

9.6 The Acquired Fund and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund or the Acquiring Fund, as the case may be, on or before the Closing Date.

10.	Further Conditions Precedent to Obligations of the Acquiring Fund, the Acquired Fund and the Portfolio

If any of the conditions set forth below have not been met on or before the Closing Date with respect to any of the Acquired Fund, the Acquiring Fund or the Portfolio, each other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

10.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust and By-Laws, as amended, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Funds may not waive the conditions set forth in this section 10.1.

10.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

10.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, or the Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund, the Acquired Fund or the Portfolio, provided that any party hereto may for itself waive any of such conditions.

10.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

10.5 The parties shall have received an opinion of Ropes & Gray LLP addressed to each of the Acquiring Fund, the Acquired Fund and the Portfolio, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and as described further below, for federal income tax purposes the following results should obtain:

(a) the acquisition by the Acquiring Fund of all of the assets of S&P Plus, consisting of the Portfolio Interest and Other Assets of the Acquired Fund, solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of all the Acquiring Fund Shares it received in complete liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss upon the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares;

(c) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund in connection with the reorganization will be the same as the aggregate tax basis of his or her Acquired Fund shares exchanged therefor;

(d) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefor, provided that he or she held the Acquired Fund shares on the date of the reorganization as capital assets;

(e) no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of Acquired Fund Portfolio Securities to the Portfolio solely in exchange for the Portfolio Interest, (ii) upon the transfer of the Portfolio Interest and Other Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption of all the Acquired Fund’s liabilities by the Acquiring Fund, or (iii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation;

(f) the Acquired Fund’s aggregate tax basis in the Portfolio Interest received from the Portfolio will equal the Acquired Fund’s aggregate tax basis in the Acquired Fund Portfolio Securities immediately prior to the transfer of the Acquired Fund Portfolio Securities plus the Acquired Fund’s share of the Portfolio’s liabilities immediately after the receipt of the Portfolio Interest;

(g) the Acquired Fund’s holding period in the Portfolio Interest received from the Portfolio will include the Acquired Fund’s holding period in the Acquired Fund Portfolio Securities transferred to the Portfolio;

(h) no gain or loss will be recognized by the Portfolio upon the receipt of the Acquired Fund Portfolio Securities solely in exchange for the Portfolio Interest;

(i) the Portfolio’s tax basis in the Acquired Fund Portfolio Securities received from the Acquired Fund will be the same as the Acquired Fund’s tax basis in those Acquired Fund Portfolio Securities immediately prior to the transfer to the Portfolio;

(j) the Portfolio’s holding periods in the Acquired Fund Portfolio Securities received from the Acquired Fund will include the periods during which the Acquired Fund Portfolio Securities were held by the Acquired Fund;

(k) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Portfolio Interest and Other Assets from the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

(l) the Acquiring Fund’s tax basis in the Portfolio Interest and Other Assets, in each case received from the Acquired Fund in the Reorganization, will be the same as the Acquired Fund’s tax basis in the Portfolio Interest and Other Assets immediately prior to the transfer of such assets to the Acquiring Fund (which basis, with respect to the Portfolio Interest includes the Acquired Fund’s share of liabilities of the Portfolio that existed immediately prior to such transfer), and as a result, the Acquiring Fund’s aggregate tax basis in its entire interest in the Portfolio will increase by the amount of the Acquiring Fund’s tax basis in the S&P Index Portfolio Interest received in the Reorganization, as previously described;

(m) the Acquiring Fund’s holding periods in the Portfolio Interest and Other Assets received from the Acquired Fund will include the periods during which such assets were held by the Acquired Fund; and

(n) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will note that Ropes & Gray LLP considered another possible characterization of the transaction for federal income tax purposes, and noted that such a characterization would give rise to the same end results as described above.

The opinion will express no view with respect to (1) the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction and (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of certain factual certifications to be made by the officers of the Acquiring Trust, the Acquired Trust and the Portfolio, upon which certifications the opinion will explicitly rely. Opinions of counsel are not binding upon the Internal Revenue Service or the courts; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will be based on customary assumptions and will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion. Notwithstanding anything herein to the contrary, the Funds may not waive the condition set forth in this section 10.5.

11.	Indemnification

11.1 The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Acquired Fund, the Portfolio, and each of their respective trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust, the Portfolio or any of their respective trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

11.2 The Acquired Trust, on behalf of the Acquired Fund, agrees to indemnify and hold harmless the Acquiring Fund, the Portfolio, and each of their respective trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust, the Portfolio or any of their respective trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

11.3 The Portfolio agrees to indemnify and hold harmless the Acquired Fund, the Acquiring Fund, and each of their respective trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust, the Acquiring Trust or any of their respective trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement.

12.	Fees and Expenses

12.1 The Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio each represents and warrants to the others that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

12.2 The Acquired Fund will bear its own transaction costs, if any, in connection with the sale and purchase of assets prior to the Closing of the transactions contemplated by this Agreement, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the sale and purchase of assets as directed by the Acquiring Trust, on behalf of the Acquiring Fund, pursuant to Section 6.15 (“Pre-Reorganization

Transaction Costs”). DIMA agrees to bear all other expenses associated with the Reorganization, including but not limited to all solicitation, mailing, legal and operational expenses, other than Pre-Reorganization Transaction Costs, incurred by any Fund in connection with the Reorganization. Notwithstanding the foregoing, expenses will be paid by the party directly incurring such expenses if and to the extent that the payment by DIMA of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund as a regulated investment company within the meaning of Section 851 of the Code.

13.	Entire Agreement

The Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio each agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement by and among the parties.

14.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of all parties, or (ii) by any party if the Closing shall not have occurred on or before August 18, 2012, unless such date is extended by mutual agreement of all parties, or (iii) by any party if any other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

15.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by authorized officers of each party hereto; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 6.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares or the value of the Portfolio Interest to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

16.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the relevant Fund, 345 Park Avenue, New York, NY 10154, with a copy to Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts, 02199, Attention: John W. Gerstmayr, Esq. or to any other address that the relevant Fund shall have last designated by notice to the other parties.

17.	Headings; Counterparts; Assignment; Limitation of Liability

17.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund, the Acquired Fund and the Portfolio, and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

17.4 It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund, Acquired Fund or Portfolio, as applicable, as provided in such Trusts’ Amended and Restated Declaration of Trust, as amended. Moreover, no series of the Trusts other than the Acquiring Fund, the Acquired Fund or the Portfolio, as applicable, shall be responsible for the obligations of such Fund hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Acquiring Fund, the Acquired Fund and the Portfolio, as applicable, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Amended and Restated Declaration of Trust, as amended.

17.5 Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

17.6 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS INSTITUTIONAL FUNDS, on behalf of DWS S&P 500 Index Fund

Secretary	By: Doug Beck Its: President

Attest:	DWS VALUE EQUITY TRUST, on behalf of DWS S&P 500 Plus Fund

Secretary	By: Doug Beck Its: President

Attest:	DWS EQUITY 500 INDEX PORTFOLIO

Secretary	By: Doug Beck Its: President

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 12.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: John Millette Its: Director

By: Caroline Pearson Its: Managing Director

APPENDIX C

DWS S&P 500 Index Fund Financial Highlights

Financial Highlights

Class A Years Ended December 31,	2011		2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$16.67		$14.77	$11.96	$19.45	$18.78
Income (loss) from investment operations:
Net investment income[a]	.24		.22	.23	.28	.26
Net realized and unrealized gain (loss)	.00	*	1.90	2.82	(7.51)	.66
Total from investment operations	.24		2.12	3.05	(7.23)	.92
Less distributions from:
Net investment income	(.24)		(.22)	(.24)	(.26)	(.25)
Net asset value, end of period	$16.67		$16.67	$14.77	$11.96	$19.45
Total Return (%)[b,c]	1.49		14.47	25.88	(37.45)	4.90

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110		118	110	72	95
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.71		.72	.70	.71	.72
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.67		.67	.62	.65	.64
Ratio of net investment income (%)	1.43		1.43	1.81	1.69	1.33

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

Class B Years Ended December 31,	2011	2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$16.64	$14.74		$11.94		$19.41	$18.74
Income (loss) from investment operations:
Net investment income[a]	.12	.10		.13		.15	.11
Net realized and unrealized gain (loss)	.01	1.90		2.81		(7.48)	.66
Total from investment operations	.13	2.00		2.94		(7.33)	.77
Less distributions from:
Net investment income	(.12)	(.10)		(.14)		(.14)	(.10)
Net asset value, end of period	$16.65	$16.64		$14.74		$11.94	$19.41
Total Return (%)[b]	.73	13.66	[c]	24.87	[c]	(37.90)[c]	4.11	[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2		2		2	3
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40	1.46		1.50		1.52	1.54
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40	1.43		1.37		1.42	1.40
Ratio of net investment income (%)	.69	.67		1.05		.93	.57

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.

Class C Years Ended December 31,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$16.64		$14.74		$11.94		$19.41	$18.74
Income (loss) from investment operations:
Net investment income[a]	.12		.10		.13		.16	.11
Net realized and unrealized gain (loss)	.00	*	1.90		2.81		(7.49)	.66
Total from investment operations	.12		2.00		2.94		(7.33)	.77
Less distributions from:
Net investment income	(.12)		(.10)		(.14)		(.14)	(.10)
Net asset value, end of period	$16.64		$16.64		$14.74		$11.94	$19.41
Total Return (%)[b]	.76		13.63	[c]	24.88	[c]	(37.90)[c]	4.11	[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		12		10		5	7
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40		1.45		1.47		1.46	1.50
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40		1.42		1.37		1.41	1.40
Ratio of net investment income (%)	.70		.68		1.05		.93	.56

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

Class S Years Ended December 31,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$16.70		$14.80		$11.99		$19.49	$18.81
Income (loss) from investment operations:
Net investment income[a]	.29		.26		.26		.32	.31
Net realized and unrealized gain (loss)	.00	*	1.90		2.82		(7.51)	.67
Total from investment operations	.29		2.16		3.08		(7.19)	.98
Less distributions from:
Net investment income	(.29)		(.26)		(.27)		(.31)	(.30)
Net asset value, end of period	$16.70		$16.70		$14.80		$11.99	$19.49
Total Return (%)	1.72		14.81	[b]	26.14	[b]	(37.25)[b]	5.22	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	408		428		403		343	599
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.39		.42		.46		.44	.44
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.39		.39		.35		.39	.39
Ratio of net investment income (%)	1.71		1.70		2.07		1.95	1.58

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA 02185-9232

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail

your proxy card in the envelope provided

as soon as possible.

PROXY TABULATOR		Vote this proxy card TODAY!
P.O. BOX 859232		Your prompt response will save the expense
BRAINTREE, MA 02185-9232		of additional mailings
	CALL:	To vote by phone call toll-free 1-800-893-5874 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/dws and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.
Proxy—DWS S&P 500 PLUS FUND SPECIAL MEETING OF SHAREHOLDERS 60 WALL STREET, NEW YORK, NY 10005 2:00 P.M., Eastern time, on April 16, 2012

The undersigned hereby appoint(s) Caroline Pearson, John Millette and Rita Rubin, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournment(s) or postponement(s) thereof (the “Meeting”).

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the proposal. Receipt of the Notice of Special Meeting of Shareholders and the related Prospectus/Proxy Statement is hereby acknowledged.

Signature	Date

Signature (Joint Owners)	Date

Title or Authority

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

DWS-PXC 1.01

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

YOUR BOARD RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL BELOW.

MATTER PROPOSED BY YOUR BOARD: MERGER - PLEASE VOTE FOR
		FOR	AGAINST	ABSTAIN
1.	To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including (i) the transfer of all portfolio securities of DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust (“S&P Plus”), to DWS Equity 500 Index Portfolio (“S&P Index Portfolio”) in exchange for an interest in S&P Index Portfolio, (ii) the transfer of all of the assets of S&P Plus (including its interest in S&P Index Portfolio) to DWS S&P 500 Index Fund, a series of DWS Institutional Funds (“S&P Index”), in exchange for shares of S&P Index (“Merger Shares”) and the assumption by S&P Index of all the liabilities of S&P Plus, and (iii) the distribution of the Merger Shares to the shareholders of S&P Plus in complete liquidation of S&P Plus.	☐	☐	☐

Please be sure to sign and date this card

DWS-PXC-1.02

STATEMENT OF ADDITIONAL INFORMATION

DWS INSTITUTIONAL FUNDS

DWS S&P 500 INDEX FUND

CLASS A, CLASS B, CLASS C, CLASS S

345 Park Avenue

New York, NY 10154

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated March         , 2012 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust (“S&P 500 Plus”), to be held on April 16, 2012. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from your financial advisor and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Class A, Class B, Class C and Class S shares of DWS S&P 500 Index Fund, a series of DWS Institutional Funds (“S&P 500 Index”) is contained in the Prospectus for S&P 500 Index, dated April 29, 2011, as supplemented June 3, 2011, July 25, 2011, September 27, 2011 and February 29, 2012. Additionally, further information about Class A, Class B, Class C and Class S shares of S&P 500 Index is contained in the Statement of Additional Information of S&P 500 Index, dated April 29, 2011, as supplemented September 27, 2011, February 1, 2012 and February 29, 2012, relating to Class A, Class B, Class C and Class S shares, which is incorporated by reference herein. The Statement of Additional Information of S&P 500 Plus, dated July 1, 2011, as supplemented September 27, 2011, February 1, 2012 and February 29, 2012, relating to Class A, Class B, Class C, Class R and Class S shares, is incorporated by reference herein. Copies of the Prospectuses and Statements of Additional Information for both funds may be obtained at no charge by contacting your fund at 1-800-621-1048, or from your financial advisor and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). The audited financial statements and related Independent Registered Public Accounting Firm’s reports for S&P 500 Index and S&P 500 Plus contained in each fund’s Annual Report to Shareholders for the fiscal years ended December 31, 2011 and February 28, 2011, respectively, are incorporated herein by reference. The unaudited financial statements for S&P 500 Plus contained in the fund’s Semiannual Report to Shareholders for the fiscal period ended August 31, 2011 are incorporated herein by reference. No other parts of each fund’s Annual Report or Semiannual Report to Shareholders are incorporated by reference herein.

The unaudited description of the pro forma effects of the merger, attached hereto, is intended to present the financial condition and related results of operations of S&P 500 Index as if the merger had been consummated on January 1, 2011.

The date of this Merger SAI is March         , 2012.

1

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Common Stocks 97.5%
Consumer Discretionary 10.3%
Auto Components 0.3%
BorgWarner, Inc.*	19,700	—	19,700	1,255,678	—	1,255,678
Goodyear Tire & Rubber Co.*	43,296	3,100	46,396	613,505	43,927	657,432
Johnson Controls, Inc.	123,401	10,800	134,201	3,857,515	337,608	4,195,123

				5,726,698	381,535	6,108,233

Automobiles 0.4%
Ford Motor Co.*	689,698	59,950	749,648	7,421,151	645,062	8,066,213
Harley-Davidson, Inc.	41,182	3,800	44,982	1,600,744	147,706	1,748,450

				9,021,895	792,768	9,814,663

Distributors 0.1%
Genuine Parts Co.	28,472	2,300	30,772	1,742,486	140,760	1,883,246

Diversified Consumer Services 0.1%
Apollo Group, Inc. “A”*	20,583	2,400	22,983	1,108,806	129,288	1,238,094
DeVry, Inc.	10,000	600	10,600	384,600	23,076	407,676
H&R Block, Inc.	53,482	3,704	57,186	873,361	60,486	933,847

				2,366,767	212,850	2,579,617

Hotels Restaurants & Leisure 2.0%
Carnival Corp.	80,879	6,900	87,779	2,639,890	225,216	2,865,106
Chipotle Mexican Grill, Inc.*	5,597	500	6,097	1,890,331	168,870	2,059,201
Darden Restaurants, Inc.	23,680	1,700	25,380	1,079,334	77,486	1,156,820
International Game Technology	52,964	3,400	56,364	910,981	58,480	969,461
Marriott International, Inc. “A”	49,033	3,930	52,963	1,430,293	114,638	1,544,931
McDonald’s Corp.	185,006	15,608	200,614	18,561,652	1,565,951	20,127,603
Starbucks Corp.	135,501	10,700	146,201	6,234,401	492,307	6,726,708
Starwood Hotels & Resorts Worldwide, Inc.	34,493	3,100	37,593	1,654,629	148,707	1,803,336
Wyndham Worldwide Corp.	28,114	2,900	31,014	1,063,553	109,707	1,173,260
Wynn Resorts Ltd.	14,400	1,100	15,500	1,591,056	121,539	1,712,595
Yum! Brands, Inc.	83,031	7,700	90,731	4,899,659	454,377	5,354,036

				41,955,779	3,537,278	45,493,057

Household Durables 0.2%
D.R. Horton, Inc.	48,100	5,600	53,700	606,541	70,616	677,157
Harman International Industries, Inc.	12,100	1,000	13,100	460,284	38,040	498,324
Leggett & Platt, Inc.	25,670	1,900	27,570	591,437	43,776	635,213
Lennar Corp. “A”	27,100	1,200	28,300	532,515	23,580	556,095
Newell Rubbermaid, Inc.	54,550	5,800	60,350	880,982	93,670	974,652
Pulte Group, Inc.*	67,397	6,877	74,274	425,275	43,394	468,669
Whirlpool Corp.	13,833	1,100	14,933	656,376	52,195	708,571

				4,153,410	365,271	4,518,681

Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	65,867	5,400	71,267	11,401,578	934,740	12,336,318
Expedia, Inc.	17,035	1,550	18,585	494,356	44,981	539,337
Netflix, Inc.*	9,545	700	10,245	661,373	48,503	709,876
Priceline.com, Inc.*	9,024	800	9,824	4,220,615	374,168	4,594,783
TripAdvisor, Inc.*	17,035	4,050	21,085	429,452	102,100	531,552

				17,207,374	1,504,492	18,711,866

Leisure Equipment & Products 0.1%
Hasbro, Inc.	21,685	2,300	23,985	691,535	73,347	764,882
Mattel, Inc.	61,514	5,800	67,314	1,707,628	161,008	1,868,636

				2,399,163	234,355	2,633,518

Media 3.0%
Cablevision Systems Corp. (New York Group) “A”	42,673	2,000	44,673	606,810	28,440	635,250
CBS Corp. “B”	117,654	9,600	127,254	3,193,130	260,544	3,453,674
Comcast Corp. “A”	491,863	43,200	535,063	11,662,072	1,024,272	12,686,344
DIRECTV “A”*	127,510	12,500	140,010	5,452,328	534,500	5,986,828
Discovery Communications, Inc. “A”*	47,346	4,500	51,846	1,939,766	184,365	2,124,131
Gannett Co., Inc.	40,569	2,217	42,786	542,407	29,641	572,048
Interpublic Group of Companies, Inc.	87,195	6,300	93,495	848,407	61,299	909,706
McGraw-Hill Companies, Inc.	52,693	4,500	57,193	2,369,604	202,365	2,571,969
News Corp. “A”	395,408	35,500	430,908	7,054,079	633,320	7,687,399
Omnicom Group, Inc.	50,662	4,200	54,862	2,258,512	187,236	2,445,748
Scripps Networks Interactive “A”	16,800	1,700	18,500	712,656	72,114	784,770
Time Warner Cable, Inc.	57,675	5,376	63,051	3,666,400	341,753	4,008,153
Time Warner, Inc.	181,151	14,366	195,517	6,546,797	519,187	7,065,984
Viacom, Inc. “B”	99,853	9,100	108,953	4,534,325	413,231	4,947,556
Walt Disney Co.	324,545	28,900	353,445	12,170,437	1,083,750	13,254,187
Washington Post Co. “B”	900	100	1,000	339,129	37,681	376,810

				63,896,859	5,613,698	69,510,557

Multiline Retail 0.8%
Big Lots, Inc.*	12,696	800	13,496	479,401	30,208	509,609
Dollar Tree, Inc.*	21,800	1,400	23,200	1,811,798	116,354	1,928,152
Family Dollar Stores, Inc.	20,772	2,000	22,772	1,197,714	115,320	1,313,034
J.C. Penney Co., Inc.	25,721	1,500	27,221	904,093	52,725	956,818

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Kohl’s Corp.	46,025	3,800	49,825	2,271,334	187,530	2,458,864
Macy’s, Inc.	74,850	6,200	81,050	2,408,673	199,516	2,608,189
Nordstrom, Inc.	29,232	2,000	31,232	1,453,123	99,420	1,552,543
Sears Holdings Corp.*	7,518	500	8,018	238,922	15,890	254,812
Target Corp.	120,829	10,000	130,829	6,188,861	512,200	6,701,061

				16,953,919	1,329,163	18,283,082

Specialty Retail 1.9%
Abercrombie & Fitch Co. “A”	16,400	1,000	17,400	800,976	48,840	849,816
AutoNation, Inc.*	7,600	600	8,200	280,212	22,122	302,334
AutoZone, Inc.*	5,090	500	5,590	1,654,097	162,485	1,816,582
Bed Bath & Beyond, Inc.*	43,912	3,800	47,712	2,545,579	220,286	2,765,865
Best Buy Co., Inc.	52,731	4,800	57,531	1,232,324	112,176	1,344,500
CarMax, Inc.*	41,563	3,600	45,163	1,266,840	109,728	1,376,568
GameStop Corp. “A”*	26,300	3,100	29,400	634,619	74,803	709,422
Home Depot, Inc.	278,918	23,200	302,118	11,725,713	975,328	12,701,041
Limited Brands, Inc.	43,640	3,500	47,140	1,760,874	141,225	1,902,099
Lowe’s Companies, Inc.	225,156	17,900	243,056	5,714,459	454,302	6,168,761
O’Reilly Automotive, Inc.*	23,200	2,000	25,200	1,854,840	159,900	2,014,740
Orchard Supply Hardware Stores Corp. “A”*	339	22	361	1,410	92	1,502
Ross Stores, Inc.	41,402	2,800	44,202	1,967,837	133,084	2,100,921
Staples, Inc.	124,974	10,100	135,074	1,735,889	140,289	1,876,178
The Gap, Inc.	63,858	6,100	69,958	1,184,566	113,155	1,297,721
Tiffany & Co.	22,916	1,600	24,516	1,518,414	106,016	1,624,430
TJX Companies, Inc.	67,799	6,100	73,899	4,376,426	393,755	4,770,181
Urban Outfitters, Inc.*	18,961	3,000	21,961	522,565	82,680	605,245

				40,777,640	3,450,266	44,227,906

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	52,453	4,100	56,553	3,201,731	250,264	3,451,995
NIKE, Inc. “B”	67,107	6,018	73,125	6,467,101	579,955	7,047,056
Ralph Lauren Corp.	11,800	1,100	12,900	1,629,344	151,888	1,781,232
VF Corp.	15,740	1,400	17,140	1,998,823	177,786	2,176,609

				13,296,999	1,159,893	14,456,892

Consumer Staples 11.3%
Beverages 2.6%
Beam, Inc.	28,454	2,400	30,854	1,457,698	122,952	1,580,650
Brown-Forman Corp. “B”	17,922	1,500	19,422	1,442,900	120,765	1,563,665
Coca-Cola Co.	410,526	35,039	445,565	28,724,504	2,451,679	31,176,183
Coca-Cola Enterprises, Inc.	54,724	5,100	59,824	1,410,785	131,478	1,542,263
Constellation Brands, Inc. “A”*	33,100	2,700	35,800	684,177	55,809	739,986
Dr. Pepper Snapple Group, Inc.	38,897	3,400	42,297	1,535,654	134,232	1,669,886
Molson Coors Brewing Co. “B”	29,604	2,500	32,104	1,288,958	108,850	1,397,808
PepsiCo, Inc.	282,770	23,827	306,597	18,761,790	1,580,921	20,342,711

				55,306,466	4,706,686	60,013,152

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	78,299	6,400	84,699	6,523,873	533,248	7,057,121
CVS Caremark Corp.	235,591	21,400	256,991	9,607,401	872,692	10,480,093
Kroger Co.	109,927	7,400	117,327	2,662,432	179,228	2,841,660
Safeway, Inc.	59,959	5,544	65,503	1,261,537	116,646	1,378,183
SUPERVALU, Inc.	36,491	1,900	38,391	296,307	15,428	311,735
Sysco Corp.	107,482	9,300	116,782	3,152,447	272,769	3,425,216
Wal-Mart Stores, Inc.	316,283	27,288	343,571	18,901,072	1,630,731	20,531,803
Walgreen Co.	160,908	14,400	175,308	5,319,618	476,064	5,795,682
Whole Foods Market, Inc.	28,674	2,500	31,174	1,995,137	173,950	2,169,087

				49,719,824	4,270,756	53,990,580

Food Products 1.9%
Archer-Daniels-Midland Co.	119,726	9,900	129,626	3,424,164	283,140	3,707,304
Campbell Soup Co.	31,570	2,400	33,970	1,049,387	79,776	1,129,163
ConAgra Foods, Inc.	75,378	6,200	81,578	1,989,979	163,680	2,153,659
Dean Foods Co.*	31,000	2,400	33,400	347,200	26,880	374,080
General Mills, Inc.	117,260	9,668	126,928	4,738,476	390,684	5,129,160
H.J. Heinz Co.	58,240	4,900	63,140	3,147,290	264,796	3,412,086
Hormel Foods Corp.	25,300	2,800	28,100	741,037	82,012	823,049
Kellogg Co.	45,234	4,000	49,234	2,287,483	202,280	2,489,763
Kraft Foods, Inc. “A”	318,210	27,319	345,529	11,888,325	1,020,638	12,908,963
McCormick & Co., Inc.	23,600	2,000	25,600	1,189,912	100,840	1,290,752
Mead Johnson Nutrition Co.	37,094	2,800	39,894	2,549,471	192,444	2,741,915
Sara Lee Corp.	107,028	6,500	113,528	2,024,970	122,980	2,147,950
The Hershey Co.	27,360	2,600	29,960	1,690,301	160,628	1,850,929
The JM Smucker Co.	20,657	1,900	22,557	1,614,758	148,523	1,763,281
Tyson Foods, Inc. “A”	54,000	5,300	59,300	1,114,560	109,392	1,223,952

				39,797,313	3,348,693	43,146,006

Household Products 2.3%
Clorox Co.	23,332	2,200	25,532	1,552,978	146,432	1,699,410
Colgate-Palmolive Co.	87,302	7,400	94,702	8,065,832	683,686	8,749,518
Kimberly-Clark Corp.	71,003	5,306	76,309	5,222,980	390,309	5,613,289
Procter & Gamble Co.	497,014	41,787	538,801	33,155,804	2,787,611	35,943,415

				47,997,594	4,008,038	52,005,632

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Personal Products 0.2%
Avon Products, Inc.	75,497	6,000	81,497	1,318,933	104,820	1,423,753
Estee Lauder Companies, Inc. “A”	20,500	1,700	22,200	2,302,560	190,944	2,493,504

				3,621,493	295,764	3,917,257

Tobacco 1.9%
Altria Group, Inc.	371,745	31,003	402,748	11,022,239	919,239	11,941,478
Lorillard, Inc.	24,454	2,200	26,654	2,787,756	250,800	3,038,556
Philip Morris International, Inc.*	313,872	26,403	340,275	24,632,674	2,072,107	26,704,781
Reynolds American, Inc.	61,380	5,200	66,580	2,542,360	215,384	2,757,744

				40,985,029	3,457,530	44,442,559

Energy 11.9%
Energy Equipment & Services 1.9%
Baker Hughes, Inc.	79,117	6,521	85,638	3,848,251	317,182	4,165,433
Cameron International Corp.*	44,282	3,600	47,882	2,178,231	177,084	2,355,315
Diamond Offshore Drilling, Inc.	12,030	1,200	13,230	664,778	66,312	731,090
FMC Technologies, Inc.*	43,612	3,200	46,812	2,277,855	167,136	2,444,991
Halliburton Co.	166,868	14,200	181,068	5,758,615	490,042	6,248,657
Helmerich & Payne, Inc.	19,052	1,900	20,952	1,111,875	110,884	1,222,759
Nabors Industries Ltd.*	49,638	3,300	52,938	860,723	57,222	917,945
National Oilwell Varco, Inc.	76,844	6,700	83,544	5,224,623	455,533	5,680,156
Noble Corp.*	46,387	4,000	50,387	1,401,815	120,880	1,522,695
Rowan Companies, Inc.*	22,739	2,900	25,639	689,674	87,957	777,631
Schlumberger Ltd.	242,540	19,439	261,979	16,567,907	1,327,878	17,895,785

				40,584,347	3,378,110	43,962,457

Oil, Gas & Consumable Fuels 10.0%
Alpha Natural Resources, Inc.*	40,632	4,527	45,159	830,112	92,486	922,598
Anadarko Petroleum Corp.	90,166	6,882	97,048	6,882,371	525,303	7,407,674
Apache Corp.	69,557	5,286	74,843	6,300,473	478,806	6,779,279
Cabot Oil & Gas Corp.	18,300	1,800	20,100	1,388,970	136,620	1,525,590
Chesapeake Energy Corp.	119,900	10,689	130,589	2,672,571	238,258	2,910,829
Chevron Corp.	359,750	29,700	389,450	38,277,400	3,160,080	41,437,480
ConocoPhillips	239,932	20,377	260,309	17,483,845	1,484,872	18,968,717
CONSOL Energy, Inc.	40,712	3,200	43,912	1,494,130	117,440	1,611,570
Denbury Resources, Inc.*	69,618	8,100	77,718	1,051,232	122,310	1,173,542
Devon Energy Corp.	72,817	6,392	79,209	4,514,654	396,304	4,910,958
El Paso Corp.	140,016	12,200	152,216	3,720,225	324,154	4,044,379
EOG Resources, Inc.	48,711	4,300	53,011	4,798,521	423,593	5,222,114
EQT Corp.	27,200	2,100	29,300	1,490,288	115,059	1,605,347
Exxon Mobil Corp.	865,979	73,339	939,318	73,400,380	6,216,214	79,616,594
Hess Corp.	53,465	3,600	57,065	3,036,812	204,480	3,241,292
Marathon Oil Corp.	126,410	11,208	137,618	3,700,021	328,058	4,028,079
Marathon Petroleum Corp.	63,505	5,604	69,109	2,114,081	186,557	2,300,638
Murphy Oil Corp.	35,118	2,800	37,918	1,957,477	156,072	2,113,549
Newfield Exploration Co.*	24,257	1,700	25,957	915,217	64,141	979,358
Noble Energy, Inc.	31,891	2,800	34,691	3,010,192	264,292	3,274,484
Occidental Petroleum Corp.	146,428	11,800	158,228	13,720,304	1,105,660	14,825,964
Peabody Energy Corp.	50,031	4,100	54,131	1,656,526	135,751	1,792,277
Pioneer Natural Resources Co.	22,000	1,900	23,900	1,968,560	170,012	2,138,572
QEP Resources, Inc.	31,900	2,100	34,000	934,670	61,530	996,200
Range Resources Corp.	27,942	2,700	30,642	1,730,727	167,238	1,897,965
Southwestern Energy Co.*	62,336	5,700	68,036	1,991,012	182,058	2,173,070
Spectra Energy Corp.	118,473	9,300	127,773	3,643,045	285,975	3,929,020
Sunoco, Inc.	18,972	2,000	20,972	778,231	82,040	860,271
Tesoro Corp.*	25,200	3,000	28,200	588,672	70,080	658,752
Valero Energy Corp.	102,501	8,800	111,301	2,157,646	185,240	2,342,886
Williams Companies, Inc.	107,023	8,700	115,723	3,533,899	287,274	3,821,173

				211,742,264	17,767,957	229,510,221

Financials 13.4%
Capital Markets 1.8%
Ameriprise Financial, Inc.	40,370	3,816	44,186	2,003,967	189,426	2,193,393
Bank of New York Mellon Corp.	218,495	16,652	235,147	4,350,235	331,542	4,681,777
BlackRock, Inc.	18,245	1,500	19,745	3,251,989	267,360	3,519,349
Charles Schwab Corp.	191,733	16,700	208,433	2,158,914	188,042	2,346,956
E*TRADE Financial Corp.*	43,326	2,150	45,476	344,875	17,114	361,989
Federated Investors, Inc. “B”	18,200	900	19,100	275,730	13,635	289,365
Franklin Resources, Inc.	26,376	2,200	28,576	2,533,679	211,332	2,745,011
Invesco Ltd.	80,650	6,600	87,250	1,620,258	132,594	1,752,852
Legg Mason, Inc.	22,100	2,500	24,600	531,505	60,125	591,630
Morgan Stanley	269,551	19,416	288,967	4,078,307	293,764	4,372,071
Northern Trust Corp.	45,402	3,800	49,202	1,800,643	150,708	1,951,351
State Street Corp.	88,668	8,100	96,768	3,574,207	326,511	3,900,718
T. Rowe Price Group, Inc.	45,776	4,600	50,376	2,606,943	261,970	2,868,913
The Goldman Sachs Group, Inc.	88,795	7,170	95,965	8,029,732	648,383	8,678,115

				37,160,984	3,092,506	40,253,490

Commercial Banks 2.6%
BB&T Corp.	125,092	10,500	135,592	3,148,566	264,285	3,412,851
Comerica, Inc.	34,868	3,000	37,868	899,594	77,400	976,994

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Fifth Third Bancorp.	164,389	16,000	180,389	2,091,028	203,520	2,294,548
First Horizon National Corp.	43,620	3,193	46,813	348,960	25,544	374,504
Huntington Bancshares, Inc.	157,301	10,900	168,201	863,583	59,841	923,424
KeyCorp	172,145	12,600	184,745	1,323,795	96,894	1,420,689
M&T Bank Corp.	22,953	1,200	24,153	1,752,232	91,608	1,843,840
PNC Financial Services Group, Inc.	95,618	8,346	103,964	5,514,290	481,314	5,995,604
Regions Financial Corp.	230,219	19,500	249,719	989,942	83,850	1,073,792
SunTrust Banks, Inc.	96,462	8,400	104,862	1,707,377	148,680	1,856,057
U.S. Bancorp.	344,655	29,400	374,055	9,322,918	795,270	10,118,188
Wells Fargo & Co.	952,172	79,565	1,031,737	26,241,860	2,192,811	28,434,671
Zions Bancorp.	31,256	2,400	33,656	508,848	39,072	547,920

				54,712,993	4,560,089	59,273,082

Consumer Finance 0.8%
American Express Co.	182,355	16,400	198,755	8,601,685	773,588	9,375,273
Capital One Financial Corp.	83,471	7,200	90,671	3,529,989	304,488	3,834,477
Discover Financial Services	99,032	7,701	106,733	2,376,768	184,824	2,561,592
SLM Corp.	89,390	7,900	97,290	1,197,826	105,860	1,303,686

				15,706,268	1,368,760	17,075,028

Diversified Financial Services 2.6%
Bank of America Corp.	1,838,755	144,526	1,983,281	10,223,478	803,564	11,027,042
Citigroup, Inc.	529,422	41,835	571,257	13,929,093	1,100,679	15,029,772
CME Group, Inc. “A”	11,873	1,100	12,973	2,893,094	268,037	3,161,131
IntercontinentalExchange, Inc.*	13,148	1,000	14,148	1,584,991	120,550	1,705,541
JPMorgan Chase & Co.	685,806	57,244	743,050	22,803,049	1,903,363	24,706,412
Leucadia National Corp.	35,100	3,800	38,900	798,174	86,412	884,586
Moody’s Corp.	36,500	3,100	39,600	1,229,320	104,408	1,333,728
NYSE Euronext	47,100	3,700	50,800	1,229,310	96,570	1,325,880
The Nasdaq OMX Group, Inc.*	24,500	2,900	27,400	600,495	71,079	671,574

				55,291,004	4,554,662	59,845,666

Insurance 3.5%
ACE Ltd.	60,385	4,900	65,285	4,234,196	343,588	4,577,784
Aflac, Inc.	85,127	7,400	92,527	3,682,594	320,124	4,002,718
Allstate Corp.	90,089	8,697	98,786	2,469,339	238,385	2,707,724
American International Group, Inc.*	79,440	6,996	86,436	1,843,008	162,307	2,005,315
Aon Corp.	59,324	5,300	64,624	2,776,363	248,040	3,024,403
Assurant, Inc.	16,900	1,700	18,600	693,914	69,802	763,716
Berkshire Hathaway, Inc. “B”*	317,685	25,776	343,461	24,239,365	1,966,709	26,206,074
Chubb Corp.	50,359	3,500	53,859	3,485,850	242,270	3,728,120
Cincinnati Financial Corp.	28,334	2,420	30,754	863,054	73,713	936,767
Genworth Financial, Inc. “A”*	89,100	2,600	91,700	583,605	17,030	600,635
Hartford Financial Services Group, Inc.	79,176	6,100	85,276	1,286,610	99,125	1,385,735
Lincoln National Corp.	56,474	3,200	59,674	1,096,725	62,144	1,158,869
Loews Corp.	54,523	4,700	59,223	2,052,791	176,955	2,229,746
Marsh & McLennan Companies, Inc.	98,353	8,900	107,253	3,109,922	281,418	3,391,340
MetLife, Inc.	192,348	16,719	209,067	5,997,411	521,298	6,518,709
Principal Financial Group, Inc.	55,819	5,068	60,887	1,373,147	124,673	1,497,820
Progressive Corp.	111,114	10,800	121,914	2,167,834	210,708	2,378,542
Prudential Financial, Inc.	84,688	8,107	92,795	4,244,563	406,323	4,650,886
The Travelers Companies, Inc.	74,437	6,500	80,937	4,404,437	384,605	4,789,042
Torchmark Corp.	18,365	1,800	20,165	796,857	78,102	874,959
Unum Group	53,694	4,100	57,794	1,131,333	86,387	1,217,720
XL Group PLC	58,632	5,400	64,032	1,159,155	106,758	1,265,913

				73,692,073	6,220,464	79,912,537

Real Estate Investment Trusts 2.0%
American Tower Corp. (REIT)	70,336	6,400	76,736	4,220,863	384,064	4,604,927
Apartment Investment & Management Co. “A” (REIT)	20,516	1,170	21,686	470,022	26,805	496,827
AvalonBay Communities, Inc. (REIT)	17,074	1,315	18,389	2,229,864	171,739	2,401,603
Boston Properties, Inc. (REIT)	26,600	1,900	28,500	2,649,360	189,240	2,838,600
Equity Residential (REIT)	53,760	4,200	57,960	3,065,933	239,526	3,305,459
HCP, Inc. (REIT)	73,846	7,300	81,146	3,059,440	302,439	3,361,879
Health Care REIT, Inc. (REIT)	35,210	2,300	37,510	1,920,001	125,419	2,045,420
Host Hotels & Resorts, Inc. (REIT)	127,186	9,424	136,610	1,878,537	139,192	2,017,729
Kimco Realty Corp. (REIT)	74,500	4,800	79,300	1,209,880	77,952	1,287,832
Plum Creek Timber Co., Inc. (REIT)	28,048	3,000	31,048	1,025,435	109,680	1,135,115
Prologis, Inc. (REIT)	83,290	7,110	90,400	2,381,261	203,275	2,584,536
Public Storage (REIT)	25,630	2,200	27,830	3,446,210	295,812	3,742,022
Simon Property Group, Inc. (REIT)	52,608	4,487	57,095	6,783,275	578,554	7,361,829
Ventas, Inc. (REIT)	52,216	4,500	56,716	2,878,668	248,085	3,126,753
Vornado Realty Trust (REIT)	33,472	2,738	36,210	2,572,658	210,443	2,783,101
Weyerhaeuser Co. (REIT)	97,874	7,573	105,447	1,827,308	141,388	1,968,696

				41,618,715	3,443,613	45,062,328

Real Estate Management & Development 0.0%
CBRE Group, Inc.*	58,500	5,700	64,200	890,370	86,754	977,124

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	89,868	6,800	96,668	561,675	42,500	604,175

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
People’s United Financial, Inc.	63,275	4,300	67,575	813,084	55,255	868,339

				1,374,759	97,755	1,472,514

Health Care 11.5%
Biotechnology 1.2%
Amgen, Inc.	143,870	13,100	156,970	9,237,893	841,151	10,079,044
Biogen Idec, Inc.*	43,998	3,600	47,598	4,841,980	396,180	5,238,160
Celgene Corp.*	80,109	6,700	86,809	5,415,368	452,920	5,868,288
Gilead Sciences, Inc.*	135,253	11,100	146,353	5,535,905	454,323	5,990,228

				25,031,146	2,144,574	27,175,720

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	101,370	8,707	110,077	5,015,788	430,822	5,446,610
Becton, Dickinson & Co.	39,371	3,600	42,971	2,941,801	268,992	3,210,793
Boston Scientific Corp.*	271,243	23,800	295,043	1,448,438	127,092	1,575,530
C.R. Bard, Inc.	15,083	1,300	16,383	1,289,597	111,150	1,400,747
CareFusion Corp.*	40,027	3,150	43,177	1,017,086	80,042	1,097,128
Covidien PLC	87,126	8,000	95,126	3,921,541	360,080	4,281,621
DENTSPLY International, Inc.	24,800	2,900	27,700	867,752	101,471	969,223
Edwards Lifesciences Corp.*	21,239	1,800	23,039	1,501,597	127,260	1,628,857
Intuitive Surgical, Inc.*	7,097	600	7,697	3,285,982	277,806	3,563,788
Medtronic, Inc.	191,430	16,600	208,030	7,322,198	634,950	7,957,148
St. Jude Medical, Inc.	56,810	5,400	62,210	1,948,583	185,220	2,133,803
Stryker Corp.	58,102	5,100	63,202	2,888,250	253,521	3,141,771
Varian Medical Systems, Inc.*	20,000	1,700	21,700	1,342,600	114,121	1,456,721
Zimmer Holdings, Inc.*	32,501	2,700	35,201	1,736,203	144,234	1,880,437

				36,527,416	3,216,761	39,744,177

Health Care Providers & Services 2.0%
Aetna, Inc.	65,295	5,900	71,195	2,754,796	248,921	3,003,717
AmerisourceBergen Corp.	46,710	3,900	50,610	1,737,145	145,041	1,882,186
Cardinal Health, Inc.	62,379	5,000	67,379	2,533,211	203,050	2,736,261
CIGNA Corp.	51,613	3,800	55,413	2,167,746	159,600	2,327,346
Coventry Health Care, Inc.*	25,458	2,900	28,358	773,160	88,073	861,233
DaVita, Inc.*	17,200	1,700	18,900	1,303,932	128,877	1,432,809
Express Scripts, Inc.*	88,409	8,000	96,409	3,950,998	357,520	4,308,518
Humana, Inc.	29,251	2,400	31,651	2,562,680	210,264	2,772,944
Laboratory Corp. of America Holdings*	17,800	1,272	19,072	1,530,266	109,354	1,639,620
McKesson Corp.	44,567	4,100	48,667	3,472,215	319,431	3,791,646
Medco Health Solutions, Inc.*	69,660	4,800	74,460	3,893,994	268,320	4,162,314
Patterson Companies, Inc.	17,500	1,300	18,800	516,600	38,376	554,976
Quest Diagnostics, Inc.	27,902	2,100	30,002	1,619,990	121,926	1,741,916
Tenet Healthcare Corp.*	77,948	5,900	83,848	399,873	30,267	430,140
UnitedHealth Group, Inc.	192,694	16,424	209,118	9,765,732	832,368	10,598,100
WellPoint, Inc.	62,946	5,800	68,746	4,170,173	384,250	4,554,423

				43,152,511	3,645,638	46,798,149

Health Care Technology 0.1%
Cerner Corp.*	26,310	2,000	28,310	1,611,488	122,500	1,733,988

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.*	62,357	6,200	68,557	2,178,130	216,566	2,394,696
Life Technologies Corp.*	32,603	2,862	35,465	1,268,583	111,360	1,379,943
PerkinElmer, Inc.	21,963	1,700	23,663	439,260	34,000	473,260
Thermo Fisher Scientific, Inc.*	67,420	6,200	73,620	3,031,877	278,814	3,310,691
Waters Corp.*	16,405	1,500	17,905	1,214,790	111,075	1,325,865

				8,132,640	751,815	8,884,455

Pharmaceuticals 6.1%
Abbott Laboratories	280,696	23,804	304,500	15,783,536	1,338,499	17,122,035
Allergan, Inc.	54,724	4,600	59,324	4,801,484	403,604	5,205,088
Bristol-Myers Squibb Co.	306,147	25,224	331,371	10,788,620	888,894	11,677,514
Eli Lilly & Co.	184,480	15,600	200,080	7,666,989	648,336	8,315,325
Forest Laboratories, Inc.*	47,847	4,800	52,647	1,447,850	145,248	1,593,098
Hospira, Inc.*	31,122	2,800	33,922	945,175	85,036	1,030,211
Johnson & Johnson	493,853	41,508	535,361	32,386,880	2,722,095	35,108,975
Merck & Co., Inc.	550,338	46,007	596,345	20,747,743	1,734,464	22,482,207
Mylan, Inc.*	77,219	5,000	82,219	1,657,120	107,300	1,764,420
Perrigo Co.	16,800	1,100	17,900	1,634,640	107,030	1,741,670
Pfizer, Inc.	1,387,943	117,090	1,505,033	30,035,086	2,533,827	32,568,913
Watson Pharmaceuticals, Inc.*	23,257	1,700	24,957	1,403,327	102,578	1,505,905

				129,298,450	10,816,911	140,115,361

Industrials 10.5%
Aerospace & Defense 2.6%
Boeing Co.	134,414	11,307	145,721	9,859,267	829,369	10,688,636
General Dynamics Corp.	64,319	5,731	70,050	4,271,425	380,596	4,652,021
Goodrich Corp.	22,638	2,000	24,638	2,800,321	247,400	3,047,721
Honeywell International, Inc.	139,609	12,100	151,709	7,587,749	657,635	8,245,384
L-3 Communications Holdings, Inc.	18,068	1,600	19,668	1,204,774	106,688	1,311,462
Lockheed Martin Corp.	47,991	3,330	51,321	3,882,472	269,397	4,151,869
Northrop Grumman Corp.	47,431	2,900	50,331	2,773,765	169,592	2,943,357

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Precision Castparts Corp.	26,128	2,300	28,428	4,305,633	379,017	4,684,650
Raytheon Co.	62,270	4,992	67,262	3,012,623	241,513	3,254,136
Rockwell Collins, Inc.	27,044	2,100	29,144	1,497,426	116,277	1,613,703
Textron, Inc.	49,154	4,200	53,354	908,857	77,658	986,515
United Technologies Corp.	163,658	13,904	177,562	11,961,763	1,016,243	12,978,006

				54,066,075	4,491,385	58,557,460

Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	29,232	2,400	31,632	2,039,809	167,472	2,207,281
Expeditors International of Washington, Inc.	38,300	3,100	41,400	1,568,768	126,976	1,695,744
FedEx Corp.	57,460	4,600	62,060	4,798,484	384,146	5,182,630
United Parcel Service, Inc. “B”	174,609	14,113	188,722	12,779,633	1,032,930	13,812,563

				21,186,694	1,711,524	22,898,218

Airlines 0.1%
Southwest Airlines Co.	144,614	11,700	156,314	1,237,896	100,152	1,338,048

Building Products 0.0%
Masco Corp.	63,905	4,700	68,605	669,724	49,256	718,980

Commercial Services & Supplies 0.4%
Avery Dennison Corp.	19,331	2,400	21,731	554,413	68,832	623,245
Cintas Corp.	19,666	2,400	22,066	684,574	83,544	768,118
Iron Mountain, Inc.	33,800	3,600	37,400	1,041,040	110,880	1,151,920
Pitney Bowes, Inc.	36,685	3,300	39,985	680,140	61,182	741,322
R.R. Donnelley & Sons Co.	34,761	2,400	37,161	501,601	34,632	536,233
Republic Services, Inc.	56,699	4,600	61,299	1,562,057	126,730	1,688,787
Stericycle, Inc.*	15,100	1,400	16,500	1,176,592	109,088	1,285,680
Waste Management, Inc.	83,107	7,300	90,407	2,718,430	238,783	2,957,213

				8,918,847	833,671	9,752,518

Construction & Engineering 0.2%
Fluor Corp.	31,350	2,700	34,050	1,575,338	135,675	1,711,013
Jacobs Engineering Group, Inc.*	23,800	1,600	25,400	965,804	64,928	1,030,732
Quanta Services, Inc.*	36,200	3,400	39,600	779,748	73,236	852,984

				3,320,890	273,839	3,594,729

Electrical Equipment 0.5%
Cooper Industries PLC	28,098	2,700	30,798	1,521,507	146,205	1,667,712
Emerson Electric Co.	132,736	11,600	144,336	6,184,170	540,444	6,724,614
Rockwell Automation, Inc.	25,921	2,100	28,021	1,901,824	154,077	2,055,901
Roper Industries, Inc.	16,966	1,100	18,066	1,473,836	95,557	1,569,393

				11,081,337	936,283	12,017,620

Industrial Conglomerates 2.5%
3M Co.	126,579	10,799	137,378	10,345,301	882,602	11,227,903
Danaher Corp.	103,176	8,958	112,134	4,853,399	421,384	5,274,783
General Electric Co.	1,905,981	166,413	2,072,394	34,136,120	2,980,457	37,116,577
Tyco International Ltd.	82,632	6,000	88,632	3,859,741	280,260	4,140,001

				53,194,561	4,564,703	57,759,264

Machinery 2.0%
Caterpillar, Inc.	117,168	9,100	126,268	10,615,421	824,460	11,439,881
Cummins, Inc.	34,458	3,220	37,678	3,032,993	283,425	3,316,418
Deere & Co.	75,078	6,600	81,678	5,807,283	510,510	6,317,793
Dover Corp.	33,772	2,800	36,572	1,960,465	162,540	2,123,005
Eaton Corp.	60,040	5,600	65,640	2,613,541	243,768	2,857,309
Flowserve Corp.	9,992	700	10,692	992,405	69,524	1,061,929
Illinois Tool Works, Inc.	86,860	7,500	94,360	4,057,231	350,325	4,407,556
Ingersoll-Rand PLC	56,714	5,100	61,814	1,728,076	155,397	1,883,473
Joy Global, Inc.	19,103	1,600	20,703	1,432,152	119,952	1,552,104
PACCAR, Inc.	63,681	5,600	69,281	2,386,127	209,832	2,595,959
Pall Corp.	21,110	700	21,810	1,206,436	40,005	1,246,441
Parker Hannifin Corp.	27,052	2,400	29,452	2,062,715	183,000	2,245,715
Snap-on, Inc.	10,432	600	11,032	528,068	30,372	558,440
Stanley Black & Decker, Inc.	30,596	2,592	33,188	2,068,290	175,219	2,243,509
Xylem, Inc.	34,905	3,000	37,905	896,709	77,070	973,779

				41,387,912	3,435,399	44,823,311

Professional Services 0.1%
Dun & Bradstreet Corp.	8,714	500	9,214	652,069	37,415	689,484
Equifax, Inc.	22,809	1,400	24,209	883,621	54,236	937,857
Robert Half International, Inc.	26,575	2,100	28,675	756,324	59,766	816,090

				2,292,014	151,417	2,443,431

Road & Rail 0.9%
CSX Corp.	188,890	17,700	206,590	3,978,023	372,762	4,350,785
Norfolk Southern Corp.	60,763	5,500	66,263	4,427,192	400,730	4,827,922
Ryder System, Inc.	8,790	1,000	9,790	467,101	53,140	520,241
Union Pacific Corp.	87,322	7,542	94,864	9,250,893	798,999	10,049,892

				18,123,209	1,625,631	19,748,840

Trading Companies & Distributors 0.2%
Fastenal Co.	53,400	3,800	57,200	2,328,774	165,718	2,494,492
W.W. Grainger, Inc.	11,009	900	11,909	2,060,775	168,471	2,229,246

				4,389,549	334,189	4,723,738

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Information Technology 18.5%
Communications Equipment 2.0%
Cisco Systems, Inc.	971,234	82,452	1,053,686	17,559,911	1,490,732	19,050,643
F5 Networks, Inc.*	14,210	1,200	15,410	1,507,965	127,344	1,635,309
Harris Corp.	21,500	1,900	23,400	774,860	68,476	843,336
JDS Uniphase Corp.*	38,539	4,500	43,039	402,347	46,980	449,327
Juniper Networks, Inc.*	95,734	8,300	104,034	1,953,931	169,403	2,123,334
Motorola Mobility Holdings, Inc.*	47,098	4,725	51,823	1,827,402	183,330	2,010,732
Motorola Solutions, Inc.	52,098	3,500	55,598	2,411,616	162,015	2,573,631
QUALCOMM, Inc.	303,158	24,728	327,886	16,582,743	1,352,622	17,935,365

				43,020,775	3,600,902	46,621,677

Computers & Peripherals 4.5%
Apple, Inc.*	167,973	13,938	181,911	68,029,065	5,644,890	73,673,955
Dell, Inc.*	275,478	21,400	296,878	4,030,243	313,082	4,343,325
EMC Corp.*	368,290	32,200	400,490	7,932,967	693,588	8,626,555
Hewlett-Packard Co.	358,479	30,196	388,675	9,234,419	777,849	10,012,268
Lexmark International, Inc. “A”	12,157	1,600	13,757	402,032	52,912	454,944
NetApp, Inc.*	64,709	5,400	70,109	2,346,995	195,858	2,542,853
SanDisk Corp.*	42,900	3,200	46,100	2,111,109	157,472	2,268,581
Western Digital Corp.*	41,635	4,000	45,635	1,288,603	123,800	1,412,403

				95,375,433	7,959,451	103,334,884

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. “A”	30,830	2,400	33,230	1,399,373	108,936	1,508,309
Corning, Inc.	284,997	21,000	305,997	3,699,261	272,580	3,971,841
FLIR Systems, Inc.	27,100	2,700	29,800	679,397	67,689	747,086
Jabil Circuit, Inc.	34,089	1,800	35,889	670,190	35,388	705,578
Molex, Inc.	26,086	1,900	27,986	622,412	45,334	667,746
TE Connectivity Ltd.	76,132	6,800	82,932	2,345,627	209,508	2,555,135

				9,416,260	739,435	10,155,695

Internet Software & Services 2.0%
Akamai Technologies, Inc.*	32,700	2,700	35,400	1,055,556	87,156	1,142,712
eBay, Inc.*	208,032	15,900	223,932	6,309,611	482,247	6,791,858
Google, Inc. “A”*	45,691	3,749	49,440	29,511,817	2,421,479	31,933,296
VeriSign, Inc.	28,300	2,400	30,700	1,010,876	85,728	1,096,604
Yahoo!, Inc.*	222,933	19,700	242,633	3,595,909	317,761	3,913,670

				41,483,769	3,394,371	44,878,140

IT Services 3.8%
Accenture PLC “A”	115,486	10,200	125,686	6,147,320	542,946	6,690,266
Automatic Data Processing, Inc.	88,710	6,300	95,010	4,791,227	340,263	5,131,490
Cognizant Technology Solutions Corp. “A”*	53,822	4,600	58,422	3,461,293	295,826	3,757,119
Computer Sciences Corp.	29,043	2,600	31,643	688,319	61,620	749,939
Fidelity National Information Services, Inc.	42,339	4,000	46,339	1,125,794	106,360	1,232,154
Fiserv, Inc.*	25,505	2,200	27,705	1,498,164	129,228	1,627,392
International Business Machines Corp.	212,987	18,013	231,000	39,164,050	3,312,231	42,476,281
MasterCard, Inc. “A”	19,200	1,500	20,700	7,158,144	559,230	7,717,374
Paychex, Inc.	58,401	5,600	64,001	1,758,454	168,616	1,927,070
SAIC, Inc.*	49,532	3,500	53,032	608,748	43,015	651,763
Teradata Corp.*	29,908	2,400	32,308	1,450,837	116,424	1,567,261
Total System Services, Inc.	29,466	1,693	31,159	576,355	33,115	609,470
Visa, Inc. “A”	91,901	7,200	99,101	9,330,708	731,016	10,061,724
Western Union Co.	113,796	9,200	122,996	2,077,915	167,992	2,245,907

				79,837,328	6,607,882	86,445,210

Office Electronics 0.1%
Xerox Corp.	255,178	20,748	275,926	2,031,217	165,154	2,196,371

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.*	108,497	6,700	115,197	585,884	36,180	622,064
Altera Corp.	58,944	5,800	64,744	2,186,822	215,180	2,402,002
Analog Devices, Inc.	53,268	2,900	56,168	1,905,929	103,762	2,009,691
Applied Materials, Inc.	231,804	18,200	250,004	2,482,621	194,922	2,677,543
Broadcom Corp. “A”*	87,383	6,900	94,283	2,565,565	202,584	2,768,149
First Solar, Inc.*	9,895	800	10,695	334,055	27,008	361,063
Intel Corp.	919,815	78,894	998,709	22,305,514	1,913,179	24,218,693
KLA-Tencor Corp.	30,485	2,800	33,285	1,470,901	135,100	1,606,001
Linear Technology Corp.	40,896	3,200	44,096	1,228,107	96,096	1,324,203
LSI Corp.*	107,555	5,500	113,055	639,952	32,725	672,677
Microchip Technology, Inc.	34,000	2,700	36,700	1,245,420	98,901	1,344,321
Micron Technology, Inc.*	181,549	15,200	196,749	1,141,943	95,608	1,237,551
Novellus Systems, Inc.*	12,082	1,700	13,782	498,866	70,193	569,059
NVIDIA Corp.*	108,143	8,400	116,543	1,498,862	116,424	1,615,286
Teradyne, Inc.*	36,158	1,800	37,958	492,834	24,534	517,368
Texas Instruments, Inc.	206,515	17,300	223,815	6,011,652	503,603	6,515,255
Xilinx, Inc.	47,203	3,800	51,003	1,513,328	121,828	1,635,156

				48,108,255	3,987,827	52,096,082

Software 3.4%
Adobe Systems, Inc.*	88,844	7,200	96,044	2,511,620	203,544	2,715,164
Autodesk, Inc.*	40,148	2,900	43,048	1,217,689	87,957	1,305,646

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
BMC Software, Inc.*	31,666	2,600	34,266	1,038,011	85,228	1,123,239
CA, Inc.	66,415	6,200	72,615	1,342,579	125,333	1,467,912
Citrix Systems, Inc.*	33,914	3,100	37,014	2,059,258	188,232	2,247,490
Electronic Arts, Inc.*	61,806	5,200	67,006	1,273,204	107,120	1,380,324
Intuit, Inc.	53,530	4,900	58,430	2,815,143	257,691	3,072,834
Microsoft Corp.	1,352,190	112,970	1,465,160	35,102,852	2,932,701	38,035,553
Oracle Corp.	710,351	58,599	768,950	18,220,503	1,503,065	19,723,568
Red Hat, Inc.*	35,493	2,900	38,393	1,465,506	119,741	1,585,247
Salesforce.com, Inc.*	24,600	2,300	26,900	2,495,916	233,358	2,729,274
Symantec Corp.*	134,564	11,100	145,664	2,105,927	173,715	2,279,642

				71,648,208	6,017,685	77,665,893

Materials 3.4%
Chemicals 2.2%
Air Products & Chemicals, Inc.	37,718	3,200	40,918	3,213,197	272,608	3,485,805
Airgas, Inc.	11,950	1,200	13,150	933,056	93,696	1,026,752
CF Industries Holdings, Inc.	11,724	1,000	12,724	1,699,746	144,980	1,844,726
Dow Chemical Co.	214,358	16,800	231,158	6,164,936	483,168	6,648,104
E.I. du Pont de Nemours & Co.	166,258	14,087	180,345	7,611,291	644,903	8,256,194
Eastman Chemical Co.	25,938	2,400	28,338	1,013,138	93,744	1,106,882
Ecolab, Inc.	54,521	4,000	58,521	3,151,859	231,240	3,383,099
FMC Corp.	13,000	900	13,900	1,118,520	77,436	1,195,956
International Flavors & Fragrances, Inc.	14,716	900	15,616	771,413	47,178	818,591
Monsanto Co.	97,066	8,600	105,666	6,801,415	602,602	7,404,017
PPG Industries, Inc.	27,362	2,500	29,862	2,284,453	208,725	2,493,178
Praxair, Inc.	54,054	4,500	58,554	5,778,373	481,050	6,259,423
Sigma-Aldrich Corp.	22,016	2,200	24,216	1,375,119	137,412	1,512,531
The Mosaic Co.	53,975	4,300	58,275	2,721,959	216,849	2,938,808
The Sherwin-Williams Co.	16,005	1,300	17,305	1,428,766	116,051	1,544,817

				46,067,241	3,851,642	49,918,883

Construction Materials 0.0%
Vulcan Materials Co.	22,476	2,000	24,476	884,431	78,700	963,131

Containers & Packaging 0.1%
Ball Corp.	30,148	3,000	33,148	1,076,585	107,130	1,183,715
Bemis Co., Inc.	17,230	2,300	19,530	518,278	69,184	587,462
Owens-Illinois, Inc.*	28,100	2,100	30,200	544,578	40,698	585,276
Sealed Air Corp.	28,772	1,800	30,572	495,166	30,978	526,144

				2,634,607	247,990	2,882,597

Metals & Mining 0.9%
Alcoa, Inc.	192,338	11,200	203,538	1,663,724	96,880	1,760,604
Allegheny Technologies, Inc.	20,079	2,200	22,279	959,776	105,160	1,064,936
Cliffs Natural Resources, Inc.	26,433	2,400	28,833	1,648,098	149,640	1,797,738
Freeport-McMoRan Copper & Gold, Inc.	171,904	13,132	185,036	6,324,348	483,126	6,807,474
Newmont Mining Corp.	89,554	7,900	97,454	5,374,136	474,079	5,848,215
Nucor Corp.	56,999	4,500	61,499	2,255,450	178,065	2,433,515
Titanium Metals Corp.	12,700	700	13,400	190,246	10,486	200,732
United States Steel Corp.	25,775	2,363	28,138	682,006	62,525	744,531

				19,097,784	1,559,961	20,657,745

Paper & Forest Products 0.2%
International Paper Co.	78,312	6,300	84,612	2,318,035	186,480	2,504,515
MeadWestvaco Corp.	30,978	3,500	34,478	927,791	104,825	1,032,616

				3,245,826	291,305	3,537,131

Telecommunication Services 2.9%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	1,070,919	89,896	1,160,815	32,384,591	2,718,455	35,103,046
CenturyLink, Inc.	112,225	8,239	120,464	4,174,770	306,491	4,481,261
Frontier Communications Corp.	172,335	15,875	188,210	887,525	81,756	969,281
Verizon Communications, Inc.	511,451	42,658	554,109	20,519,414	1,711,439	22,230,853
Windstream Corp.	105,601	8,100	113,701	1,239,756	95,094	1,334,850

				59,206,056	4,913,235	64,119,291

Wireless Telecommunication Services 0.1%
MetroPCS Communications, Inc.*	55,200	2,500	57,700	479,136	21,700	500,836
Sprint Nextel Corp.*	538,714	41,200	579,914	1,260,591	96,408	1,356,999

				1,739,727	118,108	1,857,835

Utilities 3.8%
Electric Utilities 2.1%
American Electric Power Co., Inc.	87,565	7,592	95,157	3,617,310	313,626	3,930,936
Duke Energy Corp.	238,091	19,300	257,391	5,238,002	424,600	5,662,602
Edison International	59,274	4,900	64,174	2,453,944	202,860	2,656,804
Entergy Corp.	32,009	2,895	34,904	2,338,257	211,480	2,549,737
Exelon Corp.	120,188	10,400	130,588	5,212,553	451,048	5,663,601
FirstEnergy Corp.	75,902	6,704	82,606	3,362,459	296,987	3,659,446
NextEra Energy, Inc.	76,587	6,754	83,341	4,662,617	411,183	5,073,800
Northeast Utilities	32,300	3,000	35,300	1,165,061	108,210	1,273,271
Pepco Holdings, Inc.	40,800	3,700	44,500	828,240	75,110	903,350
Pinnacle West Capital Corp.	20,496	1,900	22,396	987,497	91,542	1,079,039
PPL Corp.	104,914	9,300	114,214	3,086,570	273,606	3,360,176

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Progress Energy, Inc.	53,550	4,500	58,050	2,999,871	252,090	3,251,961
Southern Co.	155,579	13,653	169,232	7,201,752	631,997	7,833,749

				43,154,133	3,744,339	46,898,472

Gas Utilities 0.1%
AGL Resources, Inc.	21,154	419	21,573	893,968	17,707	911,675
ONEOK, Inc.	19,043	200	19,243	1,650,838	17,338	1,668,176

				2,544,806	35,045	2,579,851

Independent Power Producers & Energy Traders 0.2%
AES Corp.*	119,437	10,800	130,237	1,414,134	127,872	1,542,006
Constellation Energy Group, Inc.	36,787	2,700	39,487	1,459,341	107,109	1,566,450
NRG Energy, Inc.*	42,944	5,300	48,244	778,145	96,036	874,181

				3,651,620	331,017	3,982,637

Multi-Utilities 1.4%
Ameren Corp.	44,019	3,200	47,219	1,458,349	106,016	1,564,365
CenterPoint Energy, Inc.	75,068	6,600	81,668	1,508,116	132,594	1,640,710
CMS Energy Corp.	44,449	2,300	46,749	981,434	50,784	1,032,218
Consolidated Edison, Inc.	53,194	4,400	57,594	3,299,624	272,932	3,572,556
Dominion Resources, Inc.	103,301	9,100	112,401	5,483,217	483,028	5,966,245
DTE Energy Co.	30,003	2,700	32,703	1,633,663	147,015	1,780,678
Integrys Energy Group, Inc.	13,500	1,400	14,900	731,430	75,852	807,282
NiSource, Inc.	51,166	4,600	55,766	1,218,262	109,526	1,327,788
PG&E Corp.	72,916	6,500	79,416	3,005,598	267,930	3,273,528
Public Service Enterprise Group, Inc.	91,781	8,100	99,881	3,029,691	267,381	3,297,072
SCANA Corp.	20,667	1,700	22,367	931,255	76,602	1,007,857
Sempra Energy	43,596	3,400	46,996	2,397,780	187,000	2,584,780
TECO Energy, Inc.	37,088	1,900	38,988	709,864	36,366	746,230
Wisconsin Energy Corp.	41,400	3,900	45,300	1,447,344	136,344	1,583,688
Xcel Energy, Inc.	86,837	7,500	94,337	2,400,176	207,300	2,607,476

				30,235,803	2,556,670	32,792,473

Total Common Stocks (Cost $1,548,494,318, $132,063,397 and $1,680,557,715 respectively)				2,056,706,123	172,786,833	2,229,492,956

Preferred Stock 0.0%
Consumer Discretionary
Specialty Retail
Orchard Supply Hardware Stores Corp. “A”*	339	22	361	1,410	92	1,502
(Cost $2,641, $154 and $2,795 respectively)

Government & Agency Obligation 0.2%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.021%, 5/3/2012	5,215,000	—	5,215,000	5,214,562	—	5,214,562
(Cost $5,214,626)

Securities Lending Collateral 39.0%
Daily Assets Fund Institutional, 0.18% (b)(c)	845,103,791	47,079,500	892,183,291	845,103,791	47,079,500	892,183,291
(Cost $845,103,791, $47,079,500 and $892,183,291 respectively)

Cash Equivalents 1.9%
Cash Management QP Trust, 0.07% (b)	35,920,469	7,231,046	43,151,515	35,920,469	7,231,046	43,151,515
(Cost $35,920,469, $7,231,046 and $43,151,515 respectively)

Total Investment Portfolio (Cost $2,434,735,845, $186,374,097 and $2,574,030,442 respectively) 138.6%				2,942,946,355	227,097,471	3,170,043,826
Other Assets and Liabilities, Net (38.6)%				(841,909,379)	(41,116,134)	(883,025,513)

Net Assets 100.0%				2,101,036,976	185,981,337	2,287,018,313

*	Non-income producing security.

(a)	DWS S&P 500 Index Fund is a feeder fund that invests substantially all of its assets in a “master portfolio”, the DWS Equity 500 Index Portfolio (the “Portfolio”) and owns a pro rata interest in the Portfolio’s net assets. At December 31, 2011, the DWS S&P 500 Index Fund owned approximately 25% of the Portfolio. The Portfolio’s Schedule of Investments is set forth above.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Pro Forma

Portfolio of Investments - Derivative Tables

as of December 31, 2011

DWS S&P 500 INDEX FUND

At December 31, 2011, open futures contracts purchased were as follows:

Futures		Expiration		Notional	Unrealized
	Currency	Date	Contracts	Value ($)	Appreciation ($)
S&P 500 Index	USD	3/15/2012	141	44,154,150	636,473

DWS S&P 500 PLUS FUND

At December 31, 2011, open futures contracts purchased were as follows:

Futures	Currency	Expiration	Contracts	Notional	Unrealized
		Date		Value ($)	Appreciation ($)
10 Year Japanese Government Bond*	JPY	3/9/2012	2	3,700,403	17,637

Federal Republic of Germany Euro-Bund*	EUR	3/8/2012	153	27,532,745	912,596

S&P 500 E-Mini Index	USD	3/16/2012	117	7,327,710	158,375

S&P 500 Index	USD	3/15/2012	24	7,515,600	140,603

United Kingdom Long Gilt Bond*	GBP	3/28/2012	127	23,066,166	532,297

Total unrealized appreciation					1,761,508

At December 31, 2011, open futures contracts sold were as follows:

Futures	Currency	Expiration	Contracts	Notional	Unrealized
		Date		Value ($)	Depreciation ($)
10 Year Australian Treasury Bond*	AUD	3/15/2012	29	3,526,568	(28,611)

10 Year Canadian Government Bond*	CAD	3/21/2012	217	28,508,741	(371,809)

10 Year U.S. Treasury Note Future*	USD	3/21/2012	171	22,422,375	(182,030)

Total unrealized depreciation					(582,450)

As of December 31, 2011, the Fund had the following open forward foreign currency exchange contracts:*

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	11,705,458	AUD	11,800,000	1/20/2012	367,584	UBS AG
USD	1,583,345	CHF	1,500,000	1/20/2012	16,931	UBS AG
EUR	13,200,000	USD	17,162,178	1/20/2012	38,329	UBS AG
USD	1,154,738	JPY	90,170,000	1/20/2012	16,715	UBS AG
USD	9,993,318	NOK	59,820,000	1/20/2012	18,674	UBS AG
NOK	62,950,000	USD	10,541,828	1/20/2012	5,973	UBS AG
USD	871,207	NZD	1,130,000	1/20/2012	9,683	UBS AG
USD	11,304,995	SEK	78,120,000	1/20/2012	47,778	UBS AG

					521,667

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
AUD	3,150,000	USD	3,179,075	1/20/2012	(43,814)	UBS AG
CAD	8,780,000	USD	8,498,659	1/20/2012	(132,545)	UBS AG
GBP	4,450,000	USD	6,878,543	1/20/2012	(33,784)	UBS AG
USD	1,050,493	GBP	670,000	1/20/2012	(9,761)	UBS AG
JPY	517,450,000	USD	6,635,506	1/20/2012	(86,995)	UBS AG
NZD	7,550,000	USD	5,664,841	1/20/2012	(220,756)	UBS AG
SEK	47,820,000	USD	6,815,655	1/20/2012	(133,776)	UBS AG

					(661,431)

COMBINED PRO FORMA

At December 31, 2011, open futures contracts purchased were as follows:

Futures	Currency	Expiration	Contracts	Notional	Unrealized
		Date		Value ($)	Appreciation ($)
10 Year Japanese Government Bond*	JPY	3/9/2012	2	3,700,403	17,637

Federal Republic of Germany Euro-Bund*	EUR	3/8/2012	153	27,532,745	912,596

S&P 500 E-Mini Index	USD	3/16/2012	117	7,327,710	158,375

S&P 500 Index	USD	3/15/2012	165	51,669,750	777,076

United Kingdom Long Gilt Bond*	GBP	3/28/2012	127	23,066,166	532,297

Total unrealized appreciation					2,397,981

At December 31, 2011, open futures contracts sold were as follows:

Futures	Currency	Expiration	Contracts	Notional	Unrealized
		Date		Value ($)	Depreciation ($)
10 Year Australian Treasury Bond*	AUD	3/15/2012	29	3,526,568	(28,611)

10 Year Canadian Government Bond*	CAD	3/21/2012	217	28,508,741	(371,809)

10 Year U.S. Treasury Note Future*	USD	3/21/2012	171	22,422,375	(182,030)

Total unrealized depreciation					(582,450)

As of December 31, 2011, the Fund had the following open forward foreign currency exchange contracts:*

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	11,705,458	AUD	11,800,000	1/20/2012	367,584	UBS AG
USD	1,583,345	CHF	1,500,000	1/20/2012	16,931	UBS AG
EUR	13,200,000	USD	17,162,178	1/20/2012	38,329	UBS AG
USD	1,154,738	JPY	90,170,000	1/20/2012	16,715	UBS AG
USD	9,993,318	NOK	59,820,000	1/20/2012	18,674	UBS AG
NOK	62,950,000	USD	10,541,828	1/20/2012	5,973	UBS AG
USD	871,207	NZD	1,130,000	1/20/2012	9,683	UBS AG
USD	11,304,995	SEK	78,120,000	1/20/2012	47,778	UBS AG

					521,667

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
AUD	3,150,000	USD	3,179,075	1/20/2012	(43,814)	UBS AG
CAD	8,780,000	USD	8,498,659	1/20/2012	(132,545)	UBS AG
GBP	4,450,000	USD	6,878,543	1/20/2012	(33,784)	UBS AG
USD	1,050,493	GBP	670,000	1/20/2012	(9,761)	UBS AG
JPY	517,450,000	USD	6,635,506	1/20/2012	(86,995)	UBS AG
NZD	7,550,000	USD	5,664,841	1/20/2012	(220,756)	UBS AG
SEK	47,820,000	USD	6,815,655	1/20/2012	(133,776)	UBS AG

					(661,431)

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

The open forward currency contracts and the futures denoted with the * above are part of S&P Plus’s GTAA Strategy and are expected to expire prior to the merger

As of December 31, 2011 all securities held by DWS S&P 500 Plus Fund with the exception of the derivatives which are part of the GTAA strategy (open forward currency contracts and fixed income futures noted with * above) are consistent with the investment strategies and restrictions of DWS S&P 500 Index Fund.

The accompanying notes are an integral part of the financial statements.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

As Of December 31, 2011 (Unaudited)

	Acquiring	Acquired		Pro Forma Adjustments		Pro Forma Combined
	DWS S&P 500 Index Fund	DWS S&P 500 Plus Fund
Investments, at value	$531,825,209	$227,097,471		$—		$758,922,680
Cash	$—	$6,961,890		$—		$6,961,890
Other assets less liabilities	$(1,126,466)	$(48,078,024)	(a)	$—		$(49,204,490)

Total Net assets	$530,698,743	$185,981,337		$—		$716,680,080

Net Assets
Class A	$109,870,175	$64,336,193		$12,938,964	(b)	$187,145,332
Class B	$1,286,930	$1,304,726		$—		$2,591,656
Class C	$11,857,207	$8,366,425		$—		$20,223,632
Class S	$407,684,431	$99,035,029		$—		$506,719,460
Class R	$—	$12,938,964		$(12,938,964)	(b)	$—

Total Net assets	$530,698,743	$185,981,337		$—		$716,680,080

Share Outstanding
Class A	6,590,311	5,315,015		(679,433)		11,225,893
Class B	77,300	111,242		(32,880)		155,662
Class C	712,504	711,818		(209,028)		1,215,294
Class S	24,405,392	8,242,551		(2,312,310)		30,335,633
Class R	n/a	1,084,708		(1,084,708)		—

Net Asset Value per Share
Class A	16.67	12.10				16.67
Class B	16.65	11.73				16.65
Class C	16.64	11.75				16.64
Class S	16.70	12.02				16.70
Class R	n/a	11.93				n/a

(a) - includes $47,079,500 of payable upon return of securities loaned.

(b) Class R shares of DWS S&P 500 Plus Fund will be exchanged for Class A shares of DWS S&P 500 Index Fund.

The accompanying notes are an integral part of the financial statements.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED December 31, 2011 (Unaudited)

	DWS S&P 500 Index Fund	DWS S&P 500 Plus Fund	Pro Forma Adjustments		Pro Forma Combined
Income and expenses allocated from DWS Equity 500 Index Portfolio:
Dividends	11,380,454	—			11,380,454
Interest	1,024	—			1,024
Income distributions - Central Cash Management Fund	6,175	—			6,175
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	179,043	—			179,043
Expenses	(536,546)	—	(183,823	)(a)(c)	(720,369)
Dividend Income	—	3,730,893			3,730,893
Interest Income	—	11,336			11,336
Securities Lending Income	—	30,701			30,701

Total Investment Income	11,030,150	3,772,930	(183,823)		14,619,257
Expenses
Services to shareholders	960,596	—	240,000	(c)	1,200,596
Administration fee	551,174	—	193,737	(c)	744,911
Distribution and service fees	403,918	329,593	(29,536	)(b)	703,975
Professional fees	53,197	—	8,237	(c)	61,434
Interest expense	—	35,414	—		35,414
Trustees’ fees and expenses	3,991	—	1,403	(c)	5,394
Reports to shareholders	63,495	—	48,000	(c)	111,495
Registration Fees	66,539	—	—		66,539
Other	3,259	298	—		3,557

Total expenses before reductions	2,106,169	365,305	461,841		2,933,315
Expense reductions	(43,372)	—	—		(43,372)

Expenses, net	2,062,797	365,305	461,841		2,889,943

Net investment income (loss)	8,967,353	3,407,625	(645,664)		11,729,314

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments	46,468,636	(1,411,362)	—		45,057,274
Futures	1,582,302	(1,077,619)	—		504,683
Foreign currency related transactions	—	(630,031)	—		(630,031)

Change in net unrealized appreciation (depreciation) on:
Investments	(47,143,415)	895,631	—		(46,247,784)
Futures	(55,370)	2,633,286	—		2,577,916
Foreign currency related transactions	—	(395,123)	—		(395,123)

Net increase in net assets from operations	$9,819,506	$3,422,407	$(645,664)		$12,596,249

(a)	Expenses of DWS Equity 500 Index Portfolio allocated to DWS S&P 500 Index Fund increased as follows: Management fees $96,868, Administration fee $58,121, Custody fee $6,181, Legal fee $4,965, Directors $6,063, Reports to shareholders $616 and Other $11,009.

(b)	Represents estimated decrease in expense as result of exchange of Class R shares of S&P Plus for Class A shares of S&P 500 Index

(c)	Adjustment to reflect different fee structure of DWS S&P 500 Plus Fund in comparison to DWS S&P 500 Index Fund.

The accompanying notes are an integral part of the financial statements.

Notes Pro Forma Combining Financial Statements

These financial statements set forth the unaudited pro forma combined condensed Statement of Assets and Liabilities as of December 31, 2011, and the unaudited pro forma combined condensed Statement of Operations for the year ended December 31, 2011 for DWS S&P 500 Index Fund (“S&P Index”) and DWS S&P 500 Plus Fund (“S&P Plus”), as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

The S&P 500 Index is a feeder fund that seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, DWS Equity 500 Index Portfolio (the “S&P Index Portfolio”). A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2011, the S&P Index owned approximately 25% of the S&P Index Portfolio.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of S&P Plus in exchange for an interest in the S&P Index Portfolio and subsequently an acquisition of all assets and liabilities of S&P Plus (including the S&P Plus’s interest in S&P Index Portfolio) in exchange for shares of S&P Index. Shares of S&P Plus will, in effect, be exchanged on a federal income tax-free basis for shares of the same class of S&P Index with an equal aggregate net asset value with the exception that Class R shareholders of S&P Plus will receive Class A shares of S&P Index with an equal aggregate net asset value. Following the acquisition, S&P Index will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Security Valuation. The Fund records its investment in the S&P Index Portfolio at value, which reflects its proportionate interest in the net assets of the S&P Index Portfolio.

DWS S&P 500 Index Fund | 1

Investments in the S&P Index Portfolio are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the S&P Index Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the S&P Index Portfolio’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the S&P Index Portfolio’s valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The

2 | DWS S&P 500 Index Fund

value determined under these procedures may differ from published values for the same securities.

Federal Income Taxes. At December 31, 2011, the S&P Index had a net tax basis capital loss carryforward of approximately $77,043,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2012 ($21,570,000), December 31, 2013 ($7,108,000), December 31, 2014 ($6,496,000), December 31, 2016 ($16,675,000), December 31, 2017 ($17,522,000) and December 31, 2018 ($7,672,000), the respective expiration dates, whichever occurs first.

At February 28, 2011, the S&P Plus had a net tax basis capital loss carryforward of approximately $5,024,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2018, the expiration date, whichever occurs first.

Each Fund has reviewed the tax positions for the open tax years as of December 31, 2011, and has determined that no provision for income tax is required in the Fund’s financial statements. Each Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. After the acquisition, S&P Index intends to continue to qualify as a regulated investment company.

Other. S&P Index receives a daily allocation of the S&P Index Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the S&P Index Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

Derivative Instruments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the S&P Index Portfolio and the S&P Plus invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the S&P Plus seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on equity and fixed-income securities,

DWS S&P 500 Index Fund | 3

including on financial indices and security indices. For the year ended December 31, 2011, as part of this strategy, the S&P Plus used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global bond and equity market.

Upon entering into a futures contract, the fund is required to deposit with financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The S&P Plus seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended December 31, 2011, as part of this strategy, the S&P Plus used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the fund is measured by the unrealized gain on appreciated contracts.

4 | DWS S&P 500 Index Fund

The following table summarizes the pro forma value of the derivative instruments held as of December 31, 2011 presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$521,667	$—	$521,667

Equity Contracts (b)	—	935,451	935,451

Interest Rate Contracts (b)	—	1,462,530	1,462,530

	$521,667	$2,397,981	$2,919,648

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(661,431)	$—	$(661,431)

Equity Contracts (b)	—	—	—

Interest Rate Contracts (b)	—	(582,450)	(582,450)

	$(661,431)	$(582,450)	$(1,243,881)

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended August 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(630,031)	$—	$(630,031)

Equity Contracts (b)	—	2,502,099	2,502,099

Interest Rate Contracts (b)	—	(1,997,416)	(1,997,416)

	$(630,031)	$504,683)	$(125,348)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(395,123)	$—	$(395,123)

Equity Contracts (b)	—	(280,532)	(280,532)

Interest Rate Contracts (b)	—	2,858,448	2,858,448

	$(395,123)	$2,577,916	$2,182,793

Related Parties. Under its Investment Management Agreement with the S&P Index, Deutsche Investment Management Americas Inc. (“DIMA” or the

DWS S&P 500 Index Fund | 5

“Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG serves as investment manager to the S&P Index. The Advisor receives a management fee from the S&P Index Portfolio pursuant to the master/feeder structure. Under its Investment Management Agreement with the S&P Index Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the S&P Index Portfolio or delegates such responsibility to the S&P Index Portfolio’s sub-advisor. Northern Trust Investments, Inc. (“NTI”) serves as sub-advisor to the S&P Index Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the S&P Index Portfolio. The investment management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.05% of the S&P Index Portfolio’s average daily net assets, computed and accrued daily and payable monthly. Pursuant to the Investment Management Agreement, the S&P Index pays no management fee to the Advisor so long as the S&P Index is a feeder fund that invests substantially all of its assets in the S&P Index Portfolio.

Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the S&P Index and the S&P Index Portfolio. For all services provided under the Administrative Services Agreement, the S&P Index and S&P Index Portfolio pays the Advisor an annual fee (“Administration Fee”) of 0.10% and 0.03%, respectively, of the S&P Index and S&P Index Portfolio’s average daily net assets, computed and accrued daily and payable monthly.

Under the Investment Management and Unitary Fee Agreement with DIMA, the Advisor directs the investments of the S&P Plus in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the S&P Plus, or delegates such responsibilities to the S&P Plus’s sub-advisor.

QS Investors, LLC (“QS Investors”) serves as an investment sub-advisor to the S&P Plus. As an investment sub-advisor to S&P Plus, QS Investors makes investment decisions and buys and sells securities for S&P Plus and manages the portion of assets allocated to S&P Plus’s global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not S&P Plus, for the services QS Investors provides to S&P Plus.

The S&P Plus pays the Advisor an annual fee (“Unitary Fee”) that covers the Advisor’s investment management services as described above, as well as all

6 | DWS S&P 500 Index Fund

other day-to-day expenses in the ordinary course of the S&P Plus’s business, except for distribution and service fees and expenses, portfolio transaction and other investment-related costs, interest expense, taxes and extraordinary expenses (as determined by the Fund’s Board of Trustees).

The Unitary Fee equals an annual rate of 0.50% (the “Base Fee”), adjusted as described below, of the S&P Plus’s average daily net assets for the previous 365-day period (“Performance Period”) computed and accrued daily, and payable monthly. The Base Fee is adjusted to as high as 1.00% or as low as zero, depending on how S&P Plus’s investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 distribution and service fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the “Performance Benchmark”) over the Performance Period. If S&P Plus’s investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the S&P Plus’s investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the Fund’s investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%.

Because any adjustment to the Unitary Fee is based upon how Class S shares perform relative to a market-based benchmark, the Advisor could receive a positive performance adjustment even if the S&P Index has a negative return. The amount of the performance adjustment will also be affected by changes in the size of S&P Plus over the Performance Period.

For the twelve months ended December 31, 2011, the Advisor did not receive a unitary fee.

DWS Investments Service Company, an affiliate of DIMA, is the transfer agent and dividend-disbursing agent for S&P Index and S&P Plus.

DWS Investments Distributors, Inc., an affiliate of DIMA, provides shareholder and administrative services to S&P Index and S&P Plus.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to S&P Index and S&P Index Portfolio.

DWS S&P 500 Index Fund | 7

Each Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

No significant accounting policies will change as the result of the proposed reorganization.

8 | DWS S&P 500 Index Fund

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Cash Account Trust
Government & Agency Securities
Portfolio
Money Market Portfolio
Tax-Exempt Portfolio
Cash Management Fund
Cash Reserve Fund, Inc.
Prime Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Alternative Asset Allocation Fund
DWS Balanced Fund
DWS California Tax–Free Income Fund
DWS Capital Growth Fund
DWS Clean Technology Fund
DWS Communications Fund
DWS Core Equity Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund
DWS Enhanced Global Bond Fund
DWS Equity 500 Index Fund
DWS Floating Rate Fund
DWS Global High Income Fund
DWS Global Inflation Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund

DWS Gold & Precious Metals Fund
DWS Health Care Fund
DWS High Income Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Mid Cap Growth Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Value Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund

DWS U.S. Bond Index Fund
DWS Ultra-Short Duration Fund
DWS Unconstrained Income Fund
DWS Variable NAV Money Fund
DWS World Dividend Fund
Investors Cash Trust
Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment
Tax-Exempt California Money Market Fund

DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Small Cap Growth VIP
DWS Growth & Income VIP
DWS International VIP

DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Money Market VIP
DWS Small Mid Cap Growth VIP
DWS Unconstrained Income VIP

DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

On February 28, 2012, Deutsche Bank AG (“Deutsche Bank”), the parent company of Deutsche Investment Management Americas Inc., the fund’s investment advisor (the “Advisor”), announced that it is in exclusive negotiations with Guggenheim Partners on the sale of certain of its asset management businesses, including the U.S. mutual fund business conducted by the Advisor.  The exclusive negotiations follow Deutsche Bank’s announcement on November 22, 2011 that it was conducting a strategic review of certain of its global asset management businesses, including that of the Advisor.  There is no assurance that Deutsche Bank will reach an agreement to sell the business conducted by the Advisor to Guggenheim Partners or any other party.  It is expected that any such transaction would result in the termination of the existing management and distribution arrangements of the DWS Funds.  Any new management or distribution arrangements would be subject to approval by the board of trustees/directors of the DWS Funds and, in the case of any new investment management agreements, approval by fund shareholders.

Please Retain This Supplement for Future Reference

February 29, 2012
PRO_SAISTKR-53

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

Cash Account Trust
   Government & Agency Securities Portfolio
   Money Market Portfolio
   Tax–Exempt Portfolio
Cash Management Fund
Cash Reserve Fund, Inc.
   Prime Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax–Free Income Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund
DWS Enhanced Global Bond Fund
DWS Equity 500 Index Fund
DWS Floating Rate Plus Fund
DWS Global Inflation Plus Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund

DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax–Free Fund
DWS Mid Cap Growth Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax–Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Plus Fund
DWS Short–Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax–Free Fund
DWS Strategic Value Fund
DWS Target 2012 Fund
DWS Target 2013 Fund

DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Ultra–Short Duration Fund
DWS Unconstrained Income Fund
DWS Variable NAV Money Fund
DWS World Dividend Fund
Investors Cash Trust
Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment
Tax–Exempt California Money Market Fund
DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Small Cap Growth VIP
DWS Growth & Income VIP
DWS International VIP
DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Money Market VIP
DWS Small Mid Cap Growth VIP
DWS Unconstrained Income VIP
DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

The following information replaces the existing disclosure in the “Investing in the Funds–Financial Intermediary Support Payments” section of each fund’s/portfolio’s Prospectuses:

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule

September 27, 2011
PROSTKR-119

12b–1 or service plan of the fund, any record keeping/sub–transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non–cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $10,000 up to $250,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor’s recommendation of the fund or of any particular share class of the fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non–DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non–DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non–DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker–dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker–dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker–dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

September 27, 2011
PROSTKR-119

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

CLASS C
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax-Free Income Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund
DWS Enhanced Global Bond Fund
DWS Floating Rate Plus Fund
DWS Global Inflation Plus Fund

DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Mid Cap Growth Fund

DWS Money Market Prime Series
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Income Fund
DWS Strategic Value Fund
DWS Technology Fund
DWS Ultra-Short Duration Fund
DWS World Dividend Fund

The following information supplements the existing disclosure contained in the “POLICIES ABOUT TRANSACTIONS” section of the above listed funds’ prospectuses:

Class C to Class A, Class S or Institutional Class in the Same Fund Exchange Privilege. Investors who either (i) have invested in Class C shares through a comprehensive or “wrap” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares, Class S shares or Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares, Class S shares or Institutional Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a contingent deferred sales charge and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Class A shares, Class S shares, or Institutional Class shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares, Class S shares or Institutional Class shares of the same fund.

Please Retain This Supplement for Future Reference

July 25, 2011
PROSTKR-95

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund

DWS Enhanced Emerging Markets Fixed Income Fund
DWS Equity 500 Index Fund
DWS Floating Rate Plus Fund
DWS Global Inflation Plus Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Mid Cap Growth Fund

DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Plus Fund
DWS Short Term Municipal Bond Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Value Fund
DWS Technology Fund
DWS Ultra-Short Duration Fund
DWS U.S. Bond Index Fund
DWS World Dividend Fund

The following information replaces existing disclosure in the sub–section entitled “Eligibility Requirements” of the “Institutional Class Shares” section under the heading “CHOOSING A SHARE CLASS” of each fund’s prospectus:

Eligibility Requirements. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):

•	An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

•	An employee benefit plan.

•	A plan administered as a college savings plan under Section 529 of the Internal Revenue Code.

•	A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset–based or hourly fee.

•	A client of the private banking division of Deutsche Bank AG.

•	A current or former director or trustee of the Deutsche or DWS mutual funds.

•
An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker–dealer authorized to sell shares in the funds.

Please Retain This Supplement for Future Reference
June 3, 2011
PROSTKR-73

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Climate Change Fund
DWS Communications Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund

DWS Enhanced Global Bond Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS Gold & Precious Metals Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS International Fund
DWS Latin America Equity Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS World Dividend Fund

The following information replaces the third paragraph in the sub–section entitled “Redemption fees” of the “POLICIES ABOUT TRANSACTIONS” section of each fund’s prospectus:

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (iv) transactions on behalf of a shareholder in a plan administered as a college savings plan under Section 529 of the Internal Revenue Code; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., ”funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions in shares of the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds’ policies.

Please Retain This Supplement for Future Reference.

June 3, 2011 PROSTKR-72

[GRAPHIC APPEARS HERE]

PROSPECTUS

APRIL 29, 2011

DWS Equity 500 Index Fund
CLASS/TICKER               INST   BTIIX    S   BTIEX

...............................................................................

DWS S&P 500 Index Fund
CLASS/TICKER            A   SXPAX    B   SXPBX    C   SXPCX    S   SCPIX

...............................................................................

DWS EAFE( (Reg. TM)) Equity Index Fund
CLASS/TICKER                            INST   BTAEX

...............................................................................

DWS U.S. Bond Index Fund
CLASS/TICKER              A   BONDX    INST   BTUSX    S   BONSX

(Class B shares are closed to new investment)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


DWS EQUITY 500 INDEX FUND

Payments to Broker-Dealers and
Other Financial Intermediaries.....................  4
DWS S&P 500 INDEX FUND

Payments to Broker-Dealers and
Other Financial Intermediaries.....................  8
DWS EAFE( (REG. TM)) EQUITY INDEX FUND

Payments to Broker-Dealers and
Other Financial Intermediaries..................... 12

DWS U.S. BOND INDEX FUND

Payments to Broker-Dealers and
Other Financial Intermediaries..................... 15
FUND DETAILS
Additional Information About Fund Strategies and

INVESTING IN THE FUNDS

-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER

GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------


DWS EQUITY 500 INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500
Index).

The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective.

The fund is a feeder fund that invests substantially all of its assets in a
"master portfolio," the DWS Equity 500 Index Portfolio ("Portfolio"), which will invest directly in securities and other instruments. The Portfolio has the same investment objective as the fund. References to the fund may refer to actions undertaken by the Portfolio.

FEES AND EXPENSES OF THE FUND

These are the fees and expenses you may pay when you buy and hold shares.

SHAREHOLDER FEES (paid directly from your investment)

                                                         INST      S
                                                       ------  -----
Maximum sales charge (load) imposed on purchases, as
% of offering price                                    None    None
------------------------------------------------------ ------  -----
Maximum deferred sales charge (load), as % of redemp-
tion proceeds                                          None    None
------------------------------------------------------ ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                               INST           S
                                         ----------  ----------
Management fee                               0.05        0.05
----------------------------------------     ----        ----
Distribution/service
(12b-1) fees                                None        None
----------------------------------------    -----       -----
Other expenses                               0.18        0.26
----------------------------------------    -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES(1)      0.23        0.31
----------------------------------------    -----       -----

(1)   The table and the Example below reflect the expenses of both the fund and the Portfolio.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS      INST       S
-------  ------  ------
1        $24     $32
--       ---     ---
3         74     100
--       ---     ---
5        130     174
--       ---     ---
10       293     393
--       ---     ---

You would pay the following expenses if you did not redeem your shares:

YEARS      INST       S
-------  ------  ------
1        $24     $32
--       ---     ---
3         74     100
--       ---     ---
5        130     174
--       ---     ---
10       293     393
--       ---     ---

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.

Portfolio turnover rate for fiscal year 2010: 5%.

                                       1
PROSPECTUS April 29, 2011                            DWS Equity 500 Index Fund

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the Portfolio intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 (Reg. TM) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index. The Portfolio's securities are weighted to attempt to make the Portfolio's total investment characteristics similar to those of the index as a whole. The Portfolio may also hold short-term debt securities and money market instruments.

The S&P 500 (Reg. TM)INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the
US. Stocks in the S&P 500 (Reg. TM)Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the
Standard & Poor's (S&P) Division of The McGraw-Hill Companies, Inc.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the Portfolio to seek to obtain a high correlation to the index while seeking to keep the Portfolio as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between
Portfolio performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The Portfolio uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index.

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency. The fund is exposed to the risk factors below even if it does not invest directly in individual securities.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance.

                                       2
PROSPECTUS April 29, 2011                            DWS Equity 500 Index Fund

Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.

Investment Class shares were renamed Class S shares on May 19, 2003.

CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


     2001        2002       2003       2004       2005      2006       2007       2008       2009       2010
    -12.17       -22.25     28.34      10.57      4.70      15.58      5.39       -37.12     26.35      14.89


Best Quarter: 15.92%, Q2 2009        Worst Quarter: -21.94%, Q4 2008
Year-to-Date as of 3/31/2011: 5.85%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class S and would be different for other classes) reflect the highest historical individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

                                    CLASS           1          5         10
                                INCEPTION        YEAR      YEARS      YEARS
                             ------------  ----------  ---------  ---------
INST CLASS before tax        12/31/1992        15.01       2.25       1.33
---------------------------  ----------        -----       ----       ----
CLASS S before tax           12/31/1992        14.89       2.14       1.21
---------------------------  ----------        -----       ----       ----
  After tax on
  distributions                                14.89       1.96       0.92
  After tax on distribu-
  tions and sale of fund
  shares                                       10.36       1.91       0.99
---------------------------  ----------        -----       ----       ----
STANDARD & POOR'S
(S&P) 500 INDEX
(reflects no deduction for
fees, expenses or taxes)                       15.06       2.29       1.41
---------------------------  ----------        -----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Northern Trust Investments, Inc.

PORTFOLIO MANAGER(S)

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc.
Portfolio Manager of the fund. Joined the fund in 2007.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INITIAL INVESTMENT ($)

                                          AUTOMATIC
                                UGMAS/   INVESTMENT
            NON-IRA     IRAS     UTMAS        PLANS
        -----------  -------  --------  -----------
INST    1,000,000     N/A       N/A         N/A
------  ---------    -----     -----       -----
S       2,500        1,000     1,000       1,000
------  ---------    -----     -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class S shares.
Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50.

TO PLACE ORDERS

MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET

You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York
Stock Exchange is open for regular trading.

Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.

TAX INFORMATION

The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.

                                       3
PROSPECTUS April 29, 2011                            DWS Equity 500 Index Fund

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                       4
PROSPECTUS April 29, 2011                            DWS Equity 500 Index Fund

DWS S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500
Index).

The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective.

The fund is a feeder fund that invests substantially all of its assets in a
"master portfolio," the DWS Equity 500 Index Portfolio ("Portfolio"), which will invest directly in securities and other instruments. The Portfolio has the same investment objective as the fund. References to the fund may refer to actions undertaken by the Portfolio.

FEES AND EXPENSES OF THE FUND

These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 26) and Purchase and Redemption
of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).

SHAREHOLDER FEES (paid directly from your investment)

                                                   A          B          C      S
                                          ----------  ---------  ---------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price             4.50      None       None     None
-----------------------------------------     ----      --         --       -----
Maximum deferred sales charge (load), as
% of redemption proceeds                     None     4.00       1.00       None
-----------------------------------------    -----    ----       ----       -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                                 A          B          C           S
                                         ---------  ---------  ---------  ----------
Management fee                               0.05       0.05       0.05       0.05
----------------------------------------     ----       ----       ----       ----
Distribution/service
(12b-1) fees                                 0.23       1.00       1.00      None
----------------------------------------     ----       ----       ----      -----
Other expenses                               0.44       0.41       0.40       0.37
----------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES(1)      0.72       1.46       1.45       0.42
----------------------------------------     ----       ----       ----      -----

(1)   The table and the Example below reflect the expenses of both the fund and the Portfolio.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A         B         C       S
-------  --------  --------  --------  ------
1        $ 520     $ 549     $ 248     $43
--       -----     -----     -----     ---
3          670       762       459     135
--       -----     -----     -----     ---
5          833       997       792     235
--       -----     -----     -----     ---
10       1,304     1,361     1,735     530
--       -----     -----     -----     ---

You would pay the following expenses if you did not redeem your shares:

YEARS           A         B         C       S
-------  --------  --------  --------  ------
1        $ 520     $ 149     $ 148     $43
--       -----     -----     -----     ---
3          670       462       459     135
--       -----     -----     -----     ---
5          833       797       792     235
--       -----     -----     -----     ---
10       1,304     1,361     1,735     530
--       -----     -----     -----     ---

Class B converts to Class A after six years; the Example for Class B reflects
Class A fees after the conversion.

                                       5
PROSPECTUS April 29, 2011                               DWS S&P 500 Index Fund

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.

Portfolio turnover rate for fiscal year 2010: 5%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the Portfolio intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 (Reg. TM) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index. The Portfolio's securities are weighted to attempt to make the Portfolio's total investment characteristics similar to those of the index as a whole. The Portfolio may also hold short-term debt securities and money market instruments.

The S&P 500 (Reg. TM)INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the
US. Stocks in the S&P 500 (Reg. TM)Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the
Standard & Poor's (S&P) Division of The McGraw-Hill Companies, Inc.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the Portfolio to seek to obtain a high correlation to the index while seeking to keep the Portfolio as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between
Portfolio performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The Portfolio uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index.

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency. The fund is exposed to the risk factors below even if it does not invest directly in individual securities.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

                                       6
PROSPECTUS April 29, 2011                               DWS S&P 500 Index Fund

In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.

For Class A, B and C shares, performance prior to its inception date is based on the historical performance of the fund's original share class (Class S), each adjusted to reflect the higher net expenses of the relevant share class.

CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


  2001        2002        2003       2004       2005      2006       2007      2008        2009     2010
  -12.32       -22.33     28.04   10.37      4.47      15.37      5.22       -37.25     26.14    14.81


Best Quarter: 15.83%, Q2 2009        Worst Quarter: -21.95%, Q4 2008
Year-to-Date as of 3/31/2011: 5.79%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class S and would be different for other classes) reflect the highest historical individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

                                   CLASS          1          5         10
                               INCEPTION       YEAR      YEARS      YEARS
                             -----------  ---------  ---------  ---------
CLASS A before tax           2/15/2005        9.31       0.74       0.33
---------------------------  ---------       -----       ----       ----
CLASS B before tax           2/15/2005       10.66       0.73       0.34
---------------------------  ---------       -----       ----       ----
CLASS C before tax           2/15/2005       13.63       0.92       0.04
---------------------------  ---------       -----       ----       ----
CLASS S before tax           8/29/1997       14.81       1.98       1.04
---------------------------  ---------       -----       ----       ----
  After tax on
  distributions                              14.81       1.82       0.80
  After tax on distribu-
  tions and sale of fund
  shares                                     10.25       1.78       0.86
---------------------------  ---------       -----       ----       ----
STANDARD & POOR'S
(S&P) 500 INDEX
(reflects no deduction for
fees, expenses or taxes)                     15.06       2.29       1.41
---------------------------  ---------       -----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Northern Trust Investments, Inc.

PORTFOLIO MANAGER(S)

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc.
Portfolio Manager of the fund. Joined the fund in 2007.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INITIAL INVESTMENT ($)

                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.

TO PLACE ORDERS

MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET

                                       7
PROSPECTUS April 29, 2011                               DWS S&P 500 Index Fund

You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York
Stock Exchange is open for regular trading.

Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class S shares are only available to a limited group of investors.

TAX INFORMATION

The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                       8
PROSPECTUS April 29, 2011                               DWS S&P 500 Index Fund

DWS EAFE( (REG. TM)) EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International ("MSCI")
EAFE (Reg. TM) Index (EAFE (Reg. TM) Index), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective.

FEES AND EXPENSES OF THE FUND

These are the fees and expenses you may pay when you buy and hold shares.

SHAREHOLDER FEES (paid directly from your investment)

                                                             INST
                                                        ---------
Maximum sales charge (load) imposed on purchases, as %
of
offering price                                            None
-------------------------------------------------------   --
Maximum deferred sales charge (load), as % of
redemption
proceeds                                                  None
-------------------------------------------------------   --
Redemption/exchange fee on shares owned less than 15
days,
as % of redemption proceeds                             2.00
------------------------------------------------------- ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                            INST
                                      ----------
Management fee                            0.25
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.26
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.51
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS     INST
------  ------
1       $52
--      ---
3       164
--      ---
5       285
--      ---
10      640
--      ---

You would pay the following expenses if you did not redeem your shares:

YEARS     INST
------  ------
1       $52
--      ---
3       164
--      ---
5       285
--      ---
10      640
--      ---

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.

Portfolio turnover rate for fiscal year 2010: 5%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, determined at the time of purchase, in stocks of companies included in the EAFE (Reg. TM) Index and in derivative instruments, such as futures contracts, options and forward currency contracts that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make

                                       9
PROSPECTUS April 29, 2011               DWS EAFE( (Reg. TM)) Equity Index Fund

the fund's total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities and money market instruments.

The EAFE (Reg. TM) INDEX (Europe, Australasia and the Far East) is a widely accepted benchmark of international stock performance. It tracks equity securities in Australia, Austria, Belgium, Denmark, Finland, France, Germany,
Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway,
Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Stocks
in the EAFE (Reg. TM) Index are weighted according to their total market value.
Morgan Stanley makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the EAFE (Reg. TM) Index to track general stock market performance.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to seek to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 95% or better (perfect correlation being 100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index.

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

                                       10
PROSPECTUS April 29, 2011               DWS EAFE( (Reg. TM)) Equity Index Fund

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Institutional Class)

These year-by-year returns do not include sales charges, and would be lower if they did.


   2001       2002        2003       2004       2005       2006        2007      2008        2009     2010
  -21.75       -16.63     36.45      19.42      13.57      25.69      10.71       -42.46     29.27    7.67


Best Quarter: 25.55%, Q2 2009        Worst Quarter: -20.13%, Q4 2008
Year-to-Date as of 3/31/2011: 3.46%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns reflect the highest historical individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

                                        CLASS          1          5         10
                                    INCEPTION       YEAR      YEARS      YEARS
                                  -----------  ---------  ---------  ---------
INST CLASS before tax             1/24/1996        7.67       2.19       3.01
--------------------------------  ---------        ----       ----       ----
  After tax on
  distributions                                    7.68       2.08       2.71
  After tax on distribu-
  tions and sale of fund
  shares                                           5.99       2.18       2.66
--------------------------------  ---------        ----       ----       ----
MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI)
EUROPE, AUSTRALASIA AND
FAR EAST (EAFE (Reg. TM)) INDEX
(reflects no deduction for
fees or expenses)                                  7.75       2.46       3.50
--------------------------------  ---------        ----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Northern Trust Investments, Inc.

PORTFOLIO MANAGER(S)

SHAUN MURPHY. Senior Vice President of Northern Trust Investments, Inc.
Portfolio Manager of the fund. Joined the fund in 2007.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INITIAL INVESTMENT ($)

                                         AUTOMATIC
                               UGMAS/   INVESTMENT
            NON-IRA    IRAS     UTMAS        PLANS
        -----------  ------  --------  -----------
INST    1,000,000     N/A      N/A         N/A
------  ---------    ------  --------  -----------

Institutional Class shares have no additional investment minimum.

TO PLACE ORDERS

MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               (800) 730-1313, M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET

You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York
Stock Exchange is open for regular trading.

Institutional Class shares are generally available only to qualified institutions.

                                       11
PROSPECTUS April 29, 2011               DWS EAFE( (Reg. TM)) Equity Index Fund

TAX INFORMATION

The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                       12
PROSPECTUS April 29, 2011               DWS EAFE( (Reg. TM)) Equity Index Fund

DWS U.S. BOND INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Barclays Capital U.S. Aggregate Index (the
"Barclays US Aggregate Index"), which emphasizes government mortgage-backed securities and corporate investment grade debt securities.

FEES AND EXPENSES OF THE FUND

These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 26) and Purchase and Redemption
of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).

SHAREHOLDER FEES (paid directly from your investment)

                                                        A    INST      S
                                               ----------  ------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price                  2.75    None    None
----------------------------------------------     ----    ------  -----
Maximum deferred sales charge (load), as % of
redemption proceeds                               None     None    None
----------------------------------------------    -----    ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                              A        INST           S
                                      ---------  ----------  ----------
Management fee                            0.15       0.15        0.15
-------------------------------------     ----       ----        ----
Distribution/service
(12b-1) fees                              0.23      None        None
-------------------------------------     ----      -----       -----
Other expenses                            0.31       0.24        0.44
-------------------------------------     ----      -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.69       0.39        0.59
-------------------------------------     ----      -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A    INST       S
-------  --------  ------  ------
1        $ 344     $40     $60
--       -----     ---     ---
3          490     125     189
--       -----     ---     ---
5          649     219     329
--       -----     ---     ---
10       1,110     493     738
--       -----     ---     ---

You would pay the following expenses if you did not redeem your shares:

YEARS           A    INST       S
-------  --------  ------  ------
1        $ 344     $40     $60
--       -----     ---     ---
3          490     125     189
--       -----     ---     ---
5          649     219     329
--       -----     ---     ---
10       1,110     493     738
--       -----     ---     ---

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.

Portfolio turnover rate for fiscal year 2010: 167%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, determined at the time of purchase, in securities included in the
Barclays US Aggregate Index and in derivative instruments, such as futures contracts and options, that provide exposure to the securities of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment

                                       13
PROSPECTUS April 29, 2011                             DWS U.S. Bond Index Fund

characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities and money market instruments.

The BARCLAYS US AGGREGATE INDEX is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more at the time of their issue.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to seek to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 95% or better (perfect correlation being 100%). The fund uses an optimization strategy, investing in a statistically selected sample of the securities found in the index. The fund also attempts to replicate the index's duration (a measure of the sensitivity of bond prices to changes in interest rates). The index has an intermediate duration.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)
For any premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the fund, prepayment risk may be enhanced.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.

For Class A and S shares, performance prior to its inception date is based on the historical performance of the fund's original share class (Institutional
Class), each adjusted to reflect the higher net expenses of the relevant share class.

                                       14
PROSPECTUS April 29, 2011                             DWS U.S. Bond Index Fund

CALENDAR YEAR TOTAL RETURNS (%) (Institutional Class)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


  2001      2002       2003      2004      2005      2006      2007      2008      2009      2010
  8.19      10.04      3.75      4.27      2.22      4.19      7.34      5.49      4.86      6.08


Best Quarter: 4.84%, Q4 2008         Worst Quarter: -2.60%, Q2 2004
Year-to-Date as of 3/31/2011: 0.35%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Institutional Class and would be different for other classes) reflect the highest historical individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

                                   CLASS          1          5         10
                               INCEPTION       YEAR      YEARS      YEARS
                             -----------  ---------  ---------  ---------
CLASS A before tax           2/17/2009        2.79       4.60       4.89
---------------------------  ---------        ----       ----       ----
INST CLASS before tax        6/30/1997        6.08       5.63       5.64
---------------------------  ---------        ----       ----       ----
  After tax on
  distributions                               4.68       3.92       3.73
  After tax on distribu-
  tions and sale of fund
  shares                                      3.89       3.79       3.68
---------------------------  ---------        ----       ----       ----
CLASS S before tax           2/17/2009        5.89       5.42       5.43
---------------------------  ---------        ----       ----       ----
BARCLAYS CAPITAL U.S.
AGGREGATE BOND INDEX
(reflects no deduction for
fees, expenses or taxes)                      6.54       5.80       5.84
---------------------------  ---------        ----       ----       ----

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

Northern Trust Investments, Inc.

PORTFOLIO MANAGER(S)

LOUIS R. D'ARIENZO. Vice President of Northern Trust Investments, Inc.
Portfolio Manager of the fund. Joined the fund in 1997.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INITIAL INVESTMENT ($)

                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A           1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A and Class S shares.
Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50.

TO PLACE ORDERS

MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET

You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York
Stock Exchange is open for regular trading.

Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.

TAX INFORMATION

The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                       15
PROSPECTUS April 29, 2011                             DWS U.S. Bond Index Fund

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Equity 500 Index Fund

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500
Index).

The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective.

The fund is a feeder fund that invests substantially all of its assets in a
"master portfolio," the DWS Equity 500 Index Portfolio ("Portfolio"), which will invest directly in securities and other instruments. The Portfolio has the same investment objective as the fund. References to the fund may refer to actions undertaken by the Portfolio.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the Portfolio intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 (Reg. TM) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index. The Portfolio's securities are weighted to attempt to make the Portfolio's total investment characteristics similar to those of the index as a whole. The Portfolio may also hold short-term debt securities and money market instruments.

The S&P 500 (Reg. TM) INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the
US. Stocks in the S&P 500 (Reg. TM) Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the
Standard & Poor's (S&P) Division of The McGraw-Hill Companies, Inc.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the Portfolio to seek to obtain a high correlation to the index while seeking to keep the Portfolio as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between
Portfolio performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The Portfolio uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index.

This Portfolio's optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the Portfolio's liquidity and returns while minimizing its costs.

Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the Portfolio's goal. For example, in anticipation of a stock being added to the index).

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not

                                       16
PROSPECTUS April 29, 2011                                         Fund Details

intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency. The fund is exposed to the risk factors below even if it does not invest directly in individual securities.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

--------------------------------------------------------------------------------
 DWS S&P 500 Index Fund

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500
Index).

The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective.

The fund is a feeder fund that invests substantially all of its assets in a
"master portfolio," the DWS Equity 500 Index Portfolio ("Portfolio"), which will invest directly in securities and other instruments. The Portfolio has the same investment objective as the fund. References to the fund may refer to actions undertaken by the Portfolio.

                                       17
PROSPECTUS April 29, 2011                                         Fund Details

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the Portfolio intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 (Reg. TM) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index. The Portfolio's securities are weighted to attempt to make the Portfolio's total investment characteristics similar to those of the index as a whole. The Portfolio may also hold short-term debt securities and money market instruments.

The S&P 500 (Reg. TM) INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the
US. Stocks in the S&P 500 (Reg. TM) Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the
Standard & Poor's (S&P) Division of The McGraw-Hill Companies, Inc.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the Portfolio to seek to obtain a high correlation to the index while seeking to keep the Portfolio as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between
Portfolio performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The Portfolio uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index.

This Portfolio's optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the Portfolio's liquidity and returns while minimizing its costs.

Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the Portfolio's goal. For example, in anticipation of a stock being added to the index).

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency. The fund is exposed to the risk factors below even if it does not invest directly in individual securities.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

                                       18
PROSPECTUS April 29, 2011                                         Fund Details

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

--------------------------------------------------------------------------------
 DWS EAFE( (Reg. TM)) Equity Index Fund

INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International ("MSCI")
EAFE (Reg. TM) Index (EAFE (Reg. TM) Index), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, determined at the time of purchase, in stocks of companies included in the EAFE (Reg. TM) Index and in derivative instruments, such as futures contracts, options and forward currency contracts that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities and money market instruments.

The EAFE (Reg. TM) INDEX (Europe, Australasia and the Far East) is a widely accepted benchmark of international stock performance. It tracks equity securities in Australia, Austria, Belgium, Denmark, Finland, France, Germany,
Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway,
Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Stocks
in the EAFE (Reg. TM) Index are weighted according to their total market value.
Morgan Stanley makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the EAFE (Reg. TM) Index to track general stock market performance.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to seek to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 95% or better (perfect correlation being 100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index.

The fund's optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields)

                                       19
PROSPECTUS April 29, 2011                                         Fund Details

closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.

Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the index).

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets.
Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The

                                       20
PROSPECTUS April 29, 2011                                         Fund Details

use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

--------------------------------------------------------------------------------
 DWS U.S. Bond Index Fund

INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Barclays Capital U.S. Aggregate Index (the
"Barclays US Aggregate Index"), which emphasizes government mortgage-backed securities and corporate investment grade debt securities.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, determined at the time of purchase, in securities included in the
Barclays US Aggregate Index and in derivative instruments, such as futures contracts and options, that provide exposure to the securities of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities and money market instruments.

The BARCLAYS US AGGREGATE INDEX is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more at the time of their issue.

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to seek to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 95% or better (perfect correlation being 100%). The fund uses an optimization strategy, investing in a statistically selected sample of the securities found in the index. The fund also attempts to replicate the index's duration (a measure of the sensitivity of bond prices to changes in interest rates). The index has an intermediate duration.

Portfolio management may limit or avoid exposure to any security in the index if it believes the security is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a security not included in the index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a security being added to the index).

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

OTHER INVESTMENT STRATEGIES

DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not

                                       21
PROSPECTUS April 29, 2011                                         Fund Details

intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)
For any premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the fund, prepayment risk may be enhanced.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.

INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance.

                                       22
PROSPECTUS April 29, 2011                                         Fund Details

Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to a fund's 80% investment policy as described herein.

o  DWS U.S. Bond Index Fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

o  Certain DWS funds-of-funds are permitted to invest in each fund. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a fund will achieve its investment objective.

A complete list of each fund's portfolio holdings as of the month-end (in the case of a fund that is a "feeder" fund, the list of portfolio holdings will reflect, to the extent applicable, holdings of the relevant master portfolio)
is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, DWS S&P 500 Index Fund, DWS EAFE
Equity Index Fund and DWS Equity 500 Index Fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund and the Portfolio. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for each fund and the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of
Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the
US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

ORGANIZATIONAL STRUCTURE - DWS EQUITY 500 INDEX FUND AND DWS S&P 500 INDEX
FUND. The fund is a "feeder fund" that invests substantially all of its assets in a "master portfolio." The fund and the Portfolio have the same investment objective. The Portfolio is advised by

                                       23
PROSPECTUS April 29, 2011                                         Fund Details

DIMA and subadvised by Northern Trust Investments, N.A. ("NTI" or the
"subadvisor"). The Portfolio may accept investments from other feeder funds.
Each feeder fund bears the Portfolio's expenses in proportion to that feeder fund's assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. The fund's Trustees may determine to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdrew the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

MANAGEMENT FEE. For each fund listed in the table below, the Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

FUND NAME                            FEE PAID
--------------------------------  -----------
DWS EAFE (Reg. TM) Equity Index
Fund                                 0.25%
--------------------------------     ----
DWS U.S. Bond Index Fund              0.00%*
--------------------------------     -----

*     Reflecting the effect of expense limitations and/or fee waivers then in effect.

The Advisor receives a management fee from DWS Equity 500 Index Portfolio.
Pursuant to the master/feeder structure noted above, for the most recent fiscal year, the Portfolio paid less than 0.02% and less than 0.02% for DWS Equity 500
Index Fund and DWS S&P 500 Index Fund, respectively, as a percentage of its average daily net assets.

For DWS S&P 500 Index Fund, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the fund, including expenses allocated from the master portfolio, to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of
Class A, Class B. Class C and Class S shares at 0.67%, 1.47%, 1.47% and 0.47%, respectively. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For DWS U.S. Bond Index Fund, the Advisor has contractually agreed through
September 30, 2011 to maintain the fund's total annual operating expenses
(excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.68% and 0.43% for Class A and S shares, respectively. The agreement may only be terminated with the consent of the fund's Board.

For DWS U.S. Bond Index Fund, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the fund's total annual operating expenses
(excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.20%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

A discussion regarding the basis for the Board's renewal of each fund's and the
Portfolio's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31
(see "Shareholder reports" on the back cover).

Under a separate administrative services agreement between each fund and the
Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses." In addition,
DWS Equity 500 Index Portfolio has a separate administrative services agreement with the Advisor pursuant to which the Portfolio pays the Advisor for certain administrative services.

SUBADVISOR FOR DWS EQUITY 500 INDEX PORTFOLIO, DWS EAFE (Reg. TM) EQUITY INDEX
FUND AND DWS U.S. BOND INDEX FUND

Northern Trust Investments, Inc. ("NTI"), the subadvisor for DWS Equity 500
Index Portfolio, DWS EAFE (Reg. TM) Equity Index Fund and DWS U.S. Bond Index
Fund, is located at 50 South LaSalle Street, Chicago, IL 60603. Formerly known and conducting business as Northern Trust Investments, N.A., NTI, an indirect subsidiary of Northern Trust Corporation, is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers
Act of 1940, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the
Federal Reserve System as a financial holding company under the U.S. Bank
Holding Company Act of 1956, as amended.

As of December 31, 2010, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.1 trillion, and assets under investment management of $643.6 billion.

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The
Advisor also has the discretion to terminate any subadvisor

                                       24
PROSPECTUS April 29, 2011                                         Fund Details

and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the
Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the
Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the
Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor).
The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.

MANAGEMENT

DWS EQUITY 500 INDEX FUND

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc.
Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Northern Trust Investments, Inc. in 1993; for the past eight years, he has managed quantitative equity portfolios.

DWS S&P 500 INDEX FUND

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc.
Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Northern Trust Investments, Inc. in 1993; for the past eight years, he has managed quantitative equity portfolios.

DWS EAFE( (Reg. TM)) EQUITY INDEX FUND

SHAUN MURPHY. Senior Vice President of Northern Trust Investments, Inc.
Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Northern Trust Investments, Inc. in June 2004; previously was a portfolio manager with State Street Global Advisors.

o  Manages quantitative equity portfolios.

DWS U.S. BOND INDEX FUND

LOUIS R. D'ARIENZO. Vice President of Northern Trust Investments, Inc.
Portfolio Manager of the fund. Joined the fund in 1997.

o  Joined Northern Trust Investments, Inc. in 2003; previously has worked as a trader and portfolio manager with Deutsche Bank.

o  Responsible for the management of various fixed income index portfolios.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                       25
PROSPECTUS April 29, 2011                                         Fund Details

INVESTING IN THE FUNDS

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o  CLASS A, B AND C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o  INSTITUTIONAL CLASS SHARES AND CLASS S SHARES are only available to particular investors or through certain programs, as described below.

The following pages tell you how to invest in a fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

CHOOSING A SHARE CLASS

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.

We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.

 CLASSES AND FEATURES                 POINTS TO HELP YOU COMPARE
 CLASS A
 o Sales charge of up to 4.50% for    o Some investors may be able to
   DWS S&P 500 Index Fund and           reduce or eliminate their sales
   2.75% for DWS U.S. Bond              charge; see "Class A shares"
   Index Fund charged when you        o Total annual expenses are
   buy shares                           lower than those for Class B or
 o In most cases, no charge when        Class C
   you sell shares                    o Distributions are generally
 o Up to 0.25% annual share-            higher than Class B or Class C
   holder servicing fee
 CLASS B
 o No sales charge when you buy       o The deferred sales charge rate
   shares                               falls to zero after six years
 o Closed to new investment           o Shares automatically convert to
                                        Class A after six years, which
 o Deferred sales charge declining      means lower annual expenses
   from 4.00%, charged when you         going forward
   sell shares you bought within
   the last six years                 o Distributions are generally
                                        lower than Class A
 o 0.75% annual distribution fee
   and up to 0.25% annual share-
   holder servicing fee
 CLASS C
 o No sales charge when you buy       o Unlike Class A shares, Class C
   shares                               shares do not have a sales
                                        charge when buying shares,
 o Deferred sales charge of             but have higher annual
   1.00%, charged when you sell         expenses than those for Class
   shares you bought within the         A shares and a one year
   last year                            deferred sales charge
 o 0.75% annual distribution fee      o Distributions are generally
   and up to 0.25% annual share-        lower than Class A
   holder servicing fee
                                      o Maximum investment applies
 INSTITUTIONAL CLASS
 o No sales charge when you buy       o Only available to certain institu-
   shares and no deferred sales         tional investors; typically
   charge when you sell shares          $1,000,000 minimum initial
                                        investment
                                      o Distributions are generally
                                        higher than Class A, and may
                                        be higher than Class S,
                                        depending on relative expenses
 CLASS S
 o No sales charge when you buy       o Limited availability, see "Eligi-
   shares and no deferred sales         bility Requirements" under
   charge when you sell shares          "Class S Shares"

CLASS A SHARES

Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

                                       26
PROSPECTUS April 29, 2011                               Investing in the Funds

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A of DWS S&P 500 Index Fund shares have an up-front sales charge that varies with the amount you invest:

                               FRONT-END SALES         FRONT-END SALES
                                 CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)       NET INVESTMENT(2)
--------------------  ------------------------  ----------------------
Under $100,000        4.50%                     4.71%
--------------------  -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000-$499,999     2.60                      2.67
-----------------     -----                     -----
$500,000-$999,999     2.00                      2.04
-----------------     -----                     -----
$1 million or more                 see below                see below
--------------------  ------------------------  ----------------------

Class A of DWS U.S. Bond Index Fund shares have an up-front sales charge that varies with the amount you invest:

                               FRONT-END SALES         FRONT-END SALES
                                 CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)       NET INVESTMENT(2)
--------------------  ------------------------  ----------------------
Under $100,000        2.75%                     2.83%
--------------------  -----                     -----
$100,000-$249,999     2.50                      2.56
-----------------     -----                     -----
$250,000-$499,999     2.00                      2.04
-----------------     -----                     -----
$500,000-$999,999     1.50                      1.52
-----------------     -----                     -----
$1 million or more                 see below                see below
--------------------  ------------------------  ----------------------

(1)   The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2)   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o  you indicate your intent in writing to invest at least $100,000 in Class A shares (including Class A shares in other retail DWS funds) over the next
   24 months (Letter of Intent)

o  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $100,000 (Cumulative Discount)

o  you are investing a total of $100,000 or more in Class A shares of several retail DWS funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit
www.dws-investments.com (click on the link entitled "Fund Sales Charge and
Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of
Additional Information.

IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES
CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of
Additional Information.

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy
Class A shares without a sales charge ("Large Order NAV Purchase Privilege").
However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell.

                                       27
PROSPECTUS April 29, 2011                               Investing in the Funds

FOR S&P 500 PLUS FUND, investments of $1 million or more may be eligible to buy
Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

FOR U.S. BOND INDEX FUND, investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

CLASS B SHARES

Class B shares of each fund are closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions from Class B shares of another fund).

With Class B shares, you pay no up-front sales charge to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike
Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

YEAR AFTER YOU BOUGHT SHARES          CDSC ON SHARES YOU SELL
-----------------------------  ------------------------------
First year                     4.00%
------------------------------ -----
Second or third year           3.00
------------------------------ -----
Fourth or fifth year           2.00
------------------------------ -----
Sixth year                     1.00
------------------------------ -----
Seventh year and later         None (automatic conversion to
------------------------------
                                                    Class A)
                               ------------------------------

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Except as noted above, no new purchases of Class B shares are allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan.

The closing of the Class B shares does not affect: (a) the right of shareholders of Class B shares to continue to sell (redeem) their shares as provided in this prospectus, subject to any applicable contingent deferred sales charge ("CDSC"); or (b) the automatic conversion of Class B shares to
Class A shares six years after purchase. Class B shares currently held will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class A shares.

Purchases by shareholders under Class B shares automatic investment plans
("AIPs") established on or prior to December 1, 2009 are automatically continuing with Class A shares. Such shareholders are permitted to purchase
Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments ("DWS AIPs") and, (ii) provided they have been identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union
("non-DWS AIP"). Shareholders with a non-DWS AIP established prior to December
1, 2009 are responsible for contacting DWS Investments at (800) 621-1048 to ensure that their account has been identified as an AIP in order to benefit from this privilege and to avoid having their purchase orders rejected.

Additionally, certain employer-sponsored employee benefit plans (known as "DWS
Investments Flex Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that were previously purchasing
Class B shares instead are purchasing Class A shares at net asset value, without a sales charge.

CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.

With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for
Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

                                       28
PROSPECTUS April 29, 2011                               Investing in the Funds

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------
First year                     1.00%
------------------------------ ----
Second year and later                             None
------------------------------                    ----

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

Orders to purchase Class C shares in excess of $500,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-
sponsored employee benefit plans.

INSTITUTIONAL CLASS SHARES

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.

ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):

o  An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan.

o  A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM

The minimum initial investment is waived for:

o  Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

o  Registered investment advisors who trade through platforms approved by the
   Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o  Employee benefit plan platforms approved by the Advisor that invest in a fund through an omnibus account that meets or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

Each fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, each fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional
Class shares of a fund equals or exceeds the minimum initial investment amount but where a particular plan or program may not on its own meet such minimum amount.

CLASS S SHARES

Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below.
The following investors may purchase Class S shares of DWS funds either (i)
directly from DWS Investments Distributors, Inc. ("DIDI"), each fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of
December 31, 2004:

                                       29
PROSPECTUS April 29, 2011                               Investing in the Funds

o  Existing shareholders of Class S shares of any DWS fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any DWS fund. (This provision applies to persons who in the future become Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class S shares through the fee based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

o  A person who certifies that they are a participant in a "DWS retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a DWS retirement plan is defined as an employer sponsored employee benefit plan made available through ADP, Inc. and/or its affiliates, or ExpertPlan, Inc. under an alliance between one of these two firms and DWS Investments or its affiliates.

o  A person who certifies that they are a participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o  Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a DWS Investments IRA made through a rollover facilitator having a relationship with DWS Investments.

o  Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Target Date
     Series or other funds-of-funds managed by the Advisor or its affiliates.

o  A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a DWS
   Investments IRA.

o  Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class
   S shares.

The following additional investors may purchase Class S shares of DWS funds in connection with certain programs or plans.

o  Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee based program.

o  Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o  Persons who purchase shares as part of an investment only placement in a 529
   College Savings Plan (i.e., when the DWS fund is one of various investment options in a 529 College Savings Plan sponsored by another provider).

o  Persons who purchase shares through a Health Savings Account or a Voluntary
   Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

BUYING, EXCHANGING AND SELLING SHARES

The following information applies to Class A, B, C, Institutional and S shares.

TO CONTACT DWS INVESTMENTS

BY PHONE

CLASS    NUMBER
-------  ---------------
A B C    (800) 621-1048
-------  ---------------
INST     (800) 730-1313
-------  ---------------
S        (800) 728-3337
-------  ---------------

BY MAIL

TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     DWS Investments
-----------------
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64105-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557

HOW TO BUY SHARES

Please note that your account cannot be opened until we receive a completed account application.

MINIMUM INITIAL INVESTMENT ($)

                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

                                       30
PROSPECTUS April 29, 2011                               Investing in the Funds

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for
Class A and C shares is $50.

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.

BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.

Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

BY AUTOMATIC INVESTMENT PLAN (NOT AVAILABLE FOR INSTITUTIONAL CLASS SHARES)

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. The maximum Automatic
Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. Each fund may immediately terminate a shareholder's Automatic
Investment Plan in the event that any item is unpaid by the shareholder's financial institution.

OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.

BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments
using the appropriate telephone number for your share class. You can use our automated system to place your QuickBuy purchase using the Automated Clearing
House system (ACH), or you can choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.

ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at
www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a purchase with money from the bank account you have established on your DWS account(s).

BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy
shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m.
Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

WIRE DETAILS

Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        DWS Investments
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- -------------------------------
Credit           (Fund name, Fund number and, if
----------------
                 applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

HOW TO EXCHANGE SHARES

REQUIREMENTS AND LIMITS

CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A B C   1,000 minimum into new non-IRA accounts per
-------
        fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
-------
        50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
-------
        fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

                                       31
PROSPECTUS April 29, 2011                               Investing in the Funds

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish an Automatic
Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.

ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.

BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.

HOW TO SELL SHARES

REQUIREMENTS AND LIMITS

        SELLING SHARES ($)
        --------------------------------------------
A B C   Check redemption:
-------
        Up to 100,000. More than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
INST    Same as Classes A, B and C
------- --------------------------------------------
S       Same as Classes A, B and C
------- --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.

OTHER WAYS TO SELL SHARES

The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.

BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the
Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.

ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.

BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.

Some redemptions can only be ordered in writing with a Medallion Signature
Guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.

BY WIRE. You may sell shares by wire only if your account is authorized to do
so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform
DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.

                                       32
PROSPECTUS April 29, 2011                               Investing in the Funds

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or
their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the
Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
Information as payable to all financial advisors. For example, the Advisor, the
Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
"supermarket" platforms and other formal sales programs; granting the
Distributor access to the financial advisor's sales force; granting the
Distributor access to the financial advisor's conferences and meetings;
assistance in training and educating the financial advisor's personnel; and
obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from
0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund.
Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from

                                       33
PROSPECTUS April 29, 2011                               Investing in the Funds

those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

POLICIES ABOUT TRANSACTIONS

EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open.
Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00
p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

With certain limited exceptions, only US residents may invest in each fund.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time.
Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

SUB-MINIMUM BALANCES FOR CLASS A. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an
Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days'
notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with
$100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the
Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. Each fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.

SUB-MINIMUM BALANCES FOR CLASS S. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic
Investment Plan funded with $50 or more per month in subsequent investments);
or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in
DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

An account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee does not apply to: (i)
accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are

                                       34
PROSPECTUS April 29, 2011                               Investing in the Funds

illiquid or do not otherwise have "readily available market quotations."
Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to its policies, DWS EAFE (Reg. TM) Equity Index Fund will impose a 2%
redemption fee on fund shares held for less than a specified holding period
(subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
"roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same DWS fund
(excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling
12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. Each fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but a redemption from DWS EAFE (Reg. TM)
Equity Index Fund will remain subject to the fund's redemption fee policy (see
"Redemption fees" described below).

Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.

In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.

The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The
Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity.
Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each fund's market timing policies and procedures may be modified or terminated at any time.

REDEMPTION FEES. DWS EAFE (Reg. TM) Equity Index Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares

                                       35
PROSPECTUS April 29, 2011                               Investing in the Funds

redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
(iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/

feeder relationship, redemptions by the feeder fund from the master portfolio;
(v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator
(e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions in shares of the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.

TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so.
Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a
US bank, a bank or Federal Funds wire transfer or an electronic bank transfer.
Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to

                                       36
PROSPECTUS April 29, 2011                               Investing in the Funds

DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees each fund or its agents have incurred.

SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.

SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may
require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.

WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed which may differ from the schedule for the fund you exchanged out of. Your shares will retain their original cost and purchase date.

There are certain cases in which you may be exempt from a CDSC. These include:

o  The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o  Withdrawals made through an automatic withdrawal plan up to a maximum of 12%
   per year of the net asset value of the account

o  Withdrawals related to certain retirement or benefit plans

o  Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o  For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or
Shareholder Services can answer your questions and help you determine if you are eligible.

IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN
DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments. You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a DWS fund.
Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.

You can only use the reinstatement feature once for any given group of shares.
To take advantage of this feature, contact Shareholder Services or your financial advisor.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.

MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend

                                       37
PROSPECTUS April 29, 2011                               Investing in the Funds

or holiday closings; 2) the SEC determines that trading on the New York Stock
Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the
Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

HOW EACH FUND CALCULATES SHARE PRICE

To calculate net asset value, or NAV, each share class uses the following equation:

        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for
Class A shares it will be adjusted to allow for any applicable sales charge
(see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see
"Choosing a Share Class").

DWS EAFE (Reg. TM) EQUITY INDEX FUND CHARGES A REDEMPTION FEE EQUAL TO 2% of
the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.

WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT
PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use
methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market)
and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN
FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

o  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges, CDSC or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o  change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income

                                       38
PROSPECTUS April 29, 2011                               Investing in the Funds

from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.

DWS EQUITY 500 INDEX FUND AND DWS S&P 500 INDEX FUND INTEND TO PAY
DISTRIBUTIONS OF SUBSTANTIALLY ALL OF THEIR INCOME QUARTERLY. DWS EAFE (Reg.
TM) EQUITY INDEX FUND INTENDS TO PAY DISTRIBUTIONS OF SUBSTANTIALLY ALL OF ITS
INCOME ANNUALLY. DWS U.S. BOND INDEX FUND DECLARES INCOME DIVIDENDS DAILY AND
INTENDS TO PAY DISTRIBUTIONS OF SUBSTANTIALLY ALL OF ITS INCOME MONTHLY. Each
fund intends to pay realized capital gains annually to its shareholders, usually in December. Each fund may distribute at other times as needed.

Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.

For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX
CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
 DISTRIBUTIONS FROM A FUND
 o gains from the sale of securi-   o gains from the sale of securi-
   ties held (or treated as held)     ties held by a fund for one
   by a fund for more than one        year or less
   year                             o all other taxable income
 o qualified dividend income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund          o gains from selling fund
   shares held for more than          shares held for one year or
   one year                           less

ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO
FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders of DWS Equity 500 Index Fund, DWS
S&P 500 Index Fund and DWS U.S. Bond Index Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by each fund.
DWS EAFE (Reg. TM) Equity Index Fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its fiscal year more than 50% of the value of the fund's total assets consists of stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.

Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For taxable years beginning before January 1, 2013, distributions to individuals and other noncorporate shareholders of investment income reported by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply. DWS U.S. Bond
Index Fund does not expect a significant portion of its distributions to constitute qualified dividend income.

For taxable years beginning before January 1, 2013, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced

                                       39
PROSPECTUS April 29, 2011                               Investing in the Funds

to 15%, in general, with lower rates applying to taxpayers in the 10% and 15%
rate brackets. For taxable years beginning on or after January 1, 2013, the maximum long-term capital gain rate is scheduled to return to 20%.

The use of a master/feeder structure could affect the amount, timing and character of distributions, and therefore, may increase the amount of taxes payable by shareholders.

YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH
YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

DWS U.S. Bond Index Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends received deduction.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.

The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of
Additional Information.

                                       40
PROSPECTUS April 29, 2011                               Investing in the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover).

DWS EQUITY 500 INDEX FUND - INSTITUTIONAL CLASS

YEARS ENDED DECEMBER 31,                                       2010           2009         2008         2007         2006
------------------------------------------------------- ----------------- ------------ ------------ ------------ ------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  126.38       $  102.25    $  166.22    $  160.54    $  141.29
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Income (loss) from investment operations:
  Net investment income(a)                                      2.49            2.43         3.09         3.11         2.73
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
  Net realized and unrealized gain (loss)                      16.22           24.17      (64.06)        5.71        19.28
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
  TOTAL FROM INVESTMENT OPERATIONS                             18.71           26.60      (60.97)        8.82        22.01
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Less distributions from:
  Net investment income                                      (2.53)        (2.47)     (3.00)     (3.14)     (2.76)
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
  Increase from regulatory settlements                           .01 (c)           -            -            -            -
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Redemption fees                                                    -             .00*         .00*         .00*         .00*
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                             $  142.57       $  126.38    $  102.25    $  166.22    $  160.54
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Total Return (%)(b)                                            15.01 (c)       26.44      (37.06)        5.49        15.72
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         1,521           1,483        1,283        1,951        1,991
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Ratio of expenses before expense reductions, including
expenses
allocated from DWS Equity 500 Index Portfolio (%)                .23             .23          .24          .22          .20
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Ratio of expenses after expense reductions, including
expenses allocated
from DWS Equity 500 Index Portfolio (%)                          .17             .15          .10          .10          .10
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Ratio of net investment income (%)                              1.92            2.28         2.24         1.86         1.85
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes a non-recurring payment from the Advisor which amounted to
           $0.007 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding this non-recurring payment, total return would have been 0.01% lower.
*     Amount is less than $.005.

                                       41
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS EQUITY 500 INDEX FUND - CLASS S

YEARS ENDED DECEMBER 31,                                       2010           2009         2008         2007         2006
------------------------------------------------------- ----------------- ------------ ------------ ------------ ------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  125.16       $  101.24    $  164.58    $  158.94    $  139.85
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Income (loss) from investment operations:
  Net investment income(a)                                      2.32            2.37         2.94         2.96         2.56
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
  Net realized and unrealized gain (loss)                      16.06           23.89      (63.44)        5.61        19.04
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
  TOTAL FROM INVESTMENT OPERATIONS                             18.38           26.26      (60.50)        8.57        21.60
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Less distributions from:
  Net investment income                                      (2.40)        (2.34)     (2.84)     (2.93)     (2.51)
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
  Increase from regulatory settlements                           .01 (c)           -            -            -            -
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Redemption fees                                                    -             .00*         .00*         .00*         .00*
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                             $  141.15       $  125.16    $  101.24    $  164.58    $  158.94
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Total Return (%)(b)                                            14.89 (c)       26.35      (37.12)        5.39        15.58
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           444             464          439          772          771
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Ratio of expenses before expense reductions, including
expenses
allocated from DWS Equity 500 Index Portfolio (%)                .31             .27          .32          .29          .33
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Ratio of expenses after expense reductions, including
expenses allocated
from DWS Equity 500 Index Portfolio (%)                          .27             .21          .21          .19          .22
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------
Ratio of net investment income (%)                              1.81            2.22         2.13         1.77         1.73
-------------------------------------------------------    ---------       ---------    ---------    ---------    ---------

(a)        Based on average shares outstanding during period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes a non-recurring payment from the Advisor which amounted to
           $0.007 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding this non-recurring payment, total return would have been 0.01% lower.
*     Amount is less than $.005.

DWS S&P 500 INDEX FUND - CLASS A

YEARS ENDED DECEMBER 31,                                     2010         2009         2008         2007         2006
-------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------          -            -            -
NET ASSET VALUE, BEGINNING OF PERIOD                      $  14.77     $  11.96     $  19.45     $  18.78     $  16.56
-------------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .22          .23          .28          .26          .22
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)                     1.90         2.82       (7.51)         .66         2.23
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                            2.12         3.05       (7.23)         .92         2.45
-------------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                     (  .22)      (  .24)      (  .26)      (  .25)      (  .23)
-------------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                                  -          .00*         .00*         .00*         .00*
-------------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  16.67     $  14.77     $  11.96     $  19.45     $  18.78
-------------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c)                                        14.47        25.88       (37.45)        4.90        14.91
-------------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------   --------     --------     --------
Net assets, end of period ($ millions)                         118          110           72           95           85
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions, including
expenses
allocated from DWS Equity 500 Index Portfolio (%)              .72          .70          .71          .72          .85
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions, including
expenses allocated
from DWS Equity 500 Index Portfolio (%)                        .67          .62          .65          .64          .70
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of net investment income (%)                            1.43         1.81         1.69         1.33         1.25
-------------------------------------------------------   --------     --------     --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       42
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS S&P 500 INDEX FUND - CLASS B

YEARS ENDED DECEMBER 31,                                     2010         2009         2008         2007         2006
-------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------          -            -            -
NET ASSET VALUE, BEGINNING OF PERIOD                      $  14.74     $  11.94     $  19.41     $  18.74     $  16.52
-------------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                              .10          .13          .15          .11          .09
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)                     1.90         2.81       (7.48)         .66         2.23
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                            2.00         2.94       (7.33)         .77         2.32
-------------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                     (  .10)      (  .14)      (  .14)      (  .10)      (  .10)
-------------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                                  -          .00*         .00*         .00*         .00*
-------------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  16.64     $  14.74     $  11.94     $  19.41     $  18.74
-------------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c)                                        13.66        24.87       (37.90)        4.11        14.08
-------------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------   --------     --------     --------
Net assets, end of period ($ millions)                           2            2            2            3            3
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions, including
expenses
allocated from DWS Equity 500 Index Portfolio (%)             1.46         1.50         1.52         1.54         1.71
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions, including
expenses allocated
from DWS Equity 500 Index Portfolio (%)                       1.43         1.37         1.42         1.40         1.45
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of net investment income (%)                             .67         1.05          .93          .57          .50
-------------------------------------------------------   --------     --------     --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

DWS S&P 500 INDEX FUND - CLASS C

YEARS ENDED DECEMBER 31,                                     2010         2009         2008         2007         2006
-------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------          -            -            -
NET ASSET VALUE, BEGINNING OF PERIOD                      $  14.74     $  11.94     $  19.41     $  18.74     $  16.52
-------------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .10          .13          .16          .11          .09
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)                     1.90         2.81       (7.49)         .66         2.23
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                            2.00         2.94       (7.33)         .77         2.32
-------------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                     (  .10)      (  .14)      (  .14)      (  .10)      (  .10)
-------------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                                  -          .00*         .00*         .00*         .00*
-------------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  16.64     $  14.74     $  11.94     $  19.41     $  18.74
-------------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c)                                        13.63        24.88       (37.90)        4.11        14.10
-------------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------   --------     --------     --------
Net assets, end of period ($ millions)                          12           10            5            7            5
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions, including
expenses
allocated from DWS Equity 500 Index Portfolio (%)             1.45         1.47         1.46         1.50         1.55
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions, including
expenses allocated
from DWS Equity 500 Index Portfolio (%)                       1.42         1.37         1.41         1.40         1.45
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of net investment income (%)                             .68         1.05          .93          .56          .50
-------------------------------------------------------   --------     --------     --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       43
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS S&P 500 INDEX FUND - CLASS S

YEARS ENDED DECEMBER 31,                                     2010         2009         2008         2007         2006
-------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  14.80     $  11.99     $  19.49     $  18.81     $  16.56
-------------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .26          .26          .32          .31          .26
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)                     1.90         2.82       (7.51)         .67         2.26
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                            2.16         3.08       (7.19)         .98         2.52
-------------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                     (  .26)      (  .27)      (  .31)      (  .30)      (  .27)
-------------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                                  -          .00*         .00*         .00*         .00*
-------------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  16.70     $  14.80     $  11.99     $  19.49     $  18.81
-------------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b)                                          14.81        26.14       (37.25)        5.22        15.37
-------------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         428          403          343          599          631
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions, including
expenses
allocated from DWS Equity 500 Index Portfolio (%)              .42          .46          .44          .44          .50
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions, including
expenses allocated
from DWS Equity 500 Index Portfolio (%)                        .39          .35          .39          .39          .44
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of net investment income (%)                            1.70         2.07         1.95         1.58         1.51
-------------------------------------------------------   --------     --------     --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

DWS EAFE (Reg. TM) EQUITY INDEX FUND - INSTITUTIONAL CLASS

YEARS ENDED DECEMBER 31,                              2010        2009         2008         2007           2006
------------------------------------------------  -----------  ----------  -----------  -----------  ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.14     $  9.64     $  17.39     $  16.17       $  13.15
------------------------------------------------   --------     -------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .28         .27          .45          .42            .35
------------------------------------------------   --------     -------     --------     --------       --------
  Net realized and unrealized gain (loss)               .65        2.53       (7.84)        1.30           3.03
------------------------------------------------   --------     -------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                      .93        2.80       (7.39)        1.72           3.38
------------------------------------------------   --------     -------     --------     --------       --------
Less distributions from:
  Net investment income                              (  .34)     (  .30)      (  .36)      (  .50)        (  .36)
------------------------------------------------   --------     -------     --------     --------       --------
Redemption fees                                         .00*        .00*         .00*         .00*           .00*
------------------------------------------------   --------     -------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                     $  12.73     $ 12.14     $   9.64     $  17.39       $  16.17
------------------------------------------------   --------     -------     --------     --------       --------
Total Return (%)                                       7.67       29.27       (42.46)       10.71          25.69 (b)
------------------------------------------------   --------     -------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  323         336          255          475            400
------------------------------------------------   --------     -------     --------     --------       --------
Ratio of expenses before expense reductions (%)         .51         .52          .52          .47            .55
-------------------------------------------------  --------     -------     --------     --------       --------
Ratio of expenses after expense reductions (%)          .51         .52          .52          .47            .45
-------------------------------------------------  --------     -------     --------     --------       --------
Ratio of net investment income (loss) (%)              2.37        2.61         3.18         2.40           2.40
-------------------------------------------------  --------     -------     --------     --------       --------
Portfolio turnover rate (%)                               5           9           16            7              8(c)
-------------------------------------------------  --------     -------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        On January 13, 2006, the DWS EAFE (Reg. TM) Equity Index Portfolio
           was closed. This ratio includes the purchases and sales of portfolio securities of the DWS EAFE (Reg. TM) Equity Index Fund as a stand-alone fund in addition to the DWS EAFE (Reg. TM) Equity Index
           Portfolio.
*     Amount is less than $.005.

                                       44
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS U.S. BOND INDEX FUND - CLASS A

YEARS ENDED DECEMBER 31,                              2010         2009(A)
------------------------------------------------  -----------  --------------
SELECTED PER SHARE DATA
-------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.37      $  10.26
------------------------------------------------   --------      --------
Income (loss) from investment operations:
  Net investment income(b)                              .28           .27
------------------------------------------------   --------      --------
  Net realized and unrealized gain (loss)               .32           .16
------------------------------------------------   --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                      .60           .43
------------------------------------------------   --------      --------
Less distributions from:
  Net investment income                              (  .28)       (  .29)
------------------------------------------------   --------      --------
  Net realized gains                                 (  .09)       (  .03)
------------------------------------------------   --------      --------
  TOTAL DISTRIBUTIONS                                (  .37)       (  .32)
------------------------------------------------   --------      --------
Redemption fees                                           -           .00***
------------------------------------------------   --------      --------
NET ASSET VALUE, END OF PERIOD                     $  10.60      $  10.37
------------------------------------------------   --------      --------
Total Return (%)(c,d)                                  5.69          4.43**
------------------------------------------------   --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------    --------
Net assets, end of period ($ millions)                   94            12
------------------------------------------------   --------      --------
Ratio of expenses before expense reductions (%)         .69           .79*
-------------------------------------------------  --------      --------
Ratio of expenses after expense reductions (%)          .52           .57*
-------------------------------------------------  --------      --------
Ratio of net investment income (%)                     2.60          3.03*
-------------------------------------------------  --------      --------
Portfolio turnover rate (%)                             167           132
-------------------------------------------------  --------      --------

(a)        For the period from February 17, 2009 (commencement of operations of
           Class A shares) to
     December 31, 2009.
(b)        Based on average shares outstanding during the period.
(c)        Total return does not reflect the effect of any sales charges.
(d)        Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized
***   Amount is less than $.005.

                                       45
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS U.S. BOND INDEX FUND - INSTITUTIONAL CLASS

YEARS ENDED DECEMBER 31,                              2010         2009         2008         2007          2006
------------------------------------------------  -----------  -----------  -----------  -----------  -------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.38     $  10.30     $  10.29     $  10.09      $ 10.18
------------------------------------------------   --------     --------     --------     --------      -------
Income (loss) from investment operations:
  Net investment income(a)                              .32          .38          .54          .52          .49
------------------------------------------------   --------     --------     --------     --------      -------
  Net realized and unrealized gain (loss)               .31          .13          .01          .20       (  .07)
------------------------------------------------   --------     --------     --------     --------      -------
  TOTAL FROM INVESTMENT OPERATIONS                      .63          .51          .55          .72          .42
------------------------------------------------   --------     --------     --------     --------      -------
Less distributions from:
  Net investment income                              (  .32)      (  .40)      (  .54)      (  .52)      (  .50)
------------------------------------------------   --------     --------     --------     --------      -------
  Net realized gains                                 (  .09)      (  .03)           -            -       (  .01)
------------------------------------------------   --------     --------     --------     --------      -------
  TOTAL DISTRIBUTIONS                                (  .41)      (  .43)      (  .54)      (  .52)      (  .51)
------------------------------------------------   --------     --------     --------     --------      -------
Redemption fees                                           -          .00*         .00*         .00*         .00*
------------------------------------------------   --------     --------     --------     --------      -------
NET ASSET VALUE, END OF PERIOD                     $  10.60     $  10.38     $  10.30     $  10.29      $ 10.09
------------------------------------------------   --------     --------     --------     --------      -------
Total Return (%)(b)                                    6.08         5.05         5.49         7.34         4.19
------------------------------------------------   --------     --------     --------     --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  398          341          171          214          138
------------------------------------------------   --------     --------     --------     --------      -------
Ratio of expenses before expense reductions (%)         .39          .42          .43          .40          .55
-------------------------------------------------  --------     --------     --------     --------      -------
Ratio of expenses after expense reductions (%)          .16          .15          .15          .15          .16
-------------------------------------------------  --------     --------     --------     --------      -------
Ratio of net investment income (%)                     2.96         3.72         5.24         5.16         4.94
-------------------------------------------------  --------     --------     --------     --------      -------
Portfolio turnover rate (%)                             167          132           47           35           25(c)
-------------------------------------------------  --------     --------     --------     --------      -------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        On January 13, 2006, the U.S. Bond Index Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the
           DWS U.S. Bond Index Fund as a stand-alone fund in addition to the
           U.S. Bond Index Portfolio.
*     Amount is less than $.005.

                                       46
PROSPECTUS April 29, 2011                                 Financial Highlights

DWS U.S. BOND INDEX FUND - CLASS S

YEARS ENDED DECEMBER 31,                              2010         2009(A)
------------------------------------------------  -----------  --------------
SELECTED PER SHARE DATA
-------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.38      $  10.26
------------------------------------------------   --------      --------
Income (loss) from investment operations:
  Net investment income(b)                              .30           .30
------------------------------------------------   --------      --------
  Net realized and unrealized gain (loss)               .31           .16
------------------------------------------------   --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                      .61           .46
------------------------------------------------   --------      --------
Less distributions from:
  Net investment income                              (  .30)       (  .31)
------------------------------------------------   --------      --------
  Net realized gains                                 (  .09)       (  .03)
------------------------------------------------   --------      --------
  TOTAL DISTRIBUTIONS                                (  .39)       (  .34)
------------------------------------------------   --------      --------
Redemption fees                                           -           .00***
------------------------------------------------   --------      --------
NET ASSET VALUE, END OF PERIOD                     $  10.60      $  10.38
------------------------------------------------   --------      --------
Total Return (%)(c)                                    5.89          4.59**
------------------------------------------------   --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------    --------
Net assets, end of period ($ millions)                   43            32
------------------------------------------------   --------      --------
Ratio of expenses before expense reductions (%)         .59           .66*
-------------------------------------------------  --------      --------
Ratio of expenses after expense reductions (%)          .34           .34*
-------------------------------------------------  --------      --------
Ratio of net investment income (%)                     2.78          3.38*
-------------------------------------------------  --------      --------
Portfolio turnover rate (%)                             167           132
-------------------------------------------------  --------      --------

(a)        For the period from February 17, 2009 (commencement of operations of
           Class S shares) to December 31, 2009.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized
***   Amount is less than $.005.

                                       47
PROSPECTUS April 29, 2011                                 Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%.
The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment.
The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses"
amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

DWS EQUITY 500 INDEX FUND - INSTITUTIONAL CLASS

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.23%         4.77%       $ 10,477.00     $  23.55
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.23%         9.77%       $ 10,976.75     $  24.67
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.23%        15.00%       $ 11,500.34     $  25.85
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.23%        20.49%       $ 12,048.91     $  27.08
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.23%        26.24%       $ 12,623.64     $  28.37
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.23%        32.26%       $ 13,225.79     $  29.73
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.23%        38.57%       $ 13,856.66     $  31.14
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.23%        45.18%       $ 14,517.62     $  32.63
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.23%        52.10%       $ 15,210.11     $  34.19
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.23%        59.36%       $ 15,935.64     $  35.82
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 293.03
---                                                                   --------

                                       48
PROSPECTUS April 29, 2011                                             Appendix

DWS EQUITY 500 INDEX FUND - CLASS S

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.31%         4.69%       $ 10,469.00     $  31.73
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.31%         9.60%       $ 10,960.00     $  33.21
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.31%        14.74%       $ 11,474.02     $  34.77
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.31%        20.12%       $ 12,012.15     $  36.40
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.31%        25.76%       $ 12,575.52     $  38.11
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.31%        31.65%       $ 13,165.31     $  39.90
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.31%        37.83%       $ 13,782.77     $  41.77
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.31%        44.29%       $ 14,429.18     $  43.73
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.31%        51.06%       $ 15,105.91     $  45.78
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.31%        58.14%       $ 15,814.37     $  47.93
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 393.33
---                                                                   --------

DWS S&P 500 INDEX FUND - CLASS A

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             4.50%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.72%        -0.41%      $  9,958.74     $   520.23
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         0.72%         3.85%      $ 10,384.97     $    73.24
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         0.72%         8.29%      $ 10,829.45     $    76.37
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         0.72%        12.93%      $ 11,292.95     $    79.64
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         0.72%        17.76%      $ 11,776.29     $    83.05
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         0.72%        22.80%      $ 12,280.31     $    86.60
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         0.72%        28.06%      $ 12,805.91     $    90.31
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         0.72%        33.54%      $ 13,354.01     $    94.18
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         0.72%        39.26%      $ 13,925.56     $    98.21
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         0.72%        45.22%      $ 14,521.57     $   102.41
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 1,304.24
---                                                                  ----------

                                       49
PROSPECTUS April 29, 2011                                             Appendix

DWS S&P 500 INDEX FUND - CLASS B

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.46%         3.54%       $ 10,354.00    $   148.58
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.46%         7.21%       $ 10,720.53    $   153.84
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.46%        11.00%       $ 11,100.04    $   159.29
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.46%        14.93%       $ 11,492.98    $   164.93
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.46%        19.00%       $ 11,899.83    $   170.77
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.46%        23.21%       $ 12,321.09    $   176.81
 ---         -----          ----         -----        -----------    ----------
   7         40.17%         0.72%        28.48%       $ 12,848.43    $    90.61
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.72%        33.98%       $ 13,398.34    $    94.49
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.72%        39.72%       $ 13,971.79    $    98.53
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.72%        45.70%       $ 14,569.78    $   102.75
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,360.60
---                                                                  ----------

DWS S&P 500 INDEX FUND - CLASS C

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.45%         3.55%       $ 10,355.00    $   147.57
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.45%         7.23%       $ 10,722.60    $   152.81
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.45%        11.03%       $ 11,103.25    $   158.24
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.45%        14.97%       $ 11,497.42    $   163.85
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.45%        19.06%       $ 11,905.58    $   169.67
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.45%        23.28%       $ 12,328.23    $   175.70
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.45%        27.66%       $ 12,765.88    $   181.93
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.45%        32.19%       $ 13,219.07    $   188.39
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.45%        36.88%       $ 13,688.34    $   195.08
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.45%        41.74%       $ 14,174.28    $   202.00
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,735.24
---                                                                  ----------

                                       50
PROSPECTUS April 29, 2011                                             Appendix

DWS S&P 500 INDEX FUND - CLASS S

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.42%         4.58%       $ 10,458.00     $  42.96
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.42%         9.37%       $ 10,936.98     $  44.93
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.42%        14.38%       $ 11,437.89     $  46.99
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.42%        19.62%       $ 11,961.75     $  49.14
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.42%        25.10%       $ 12,509.59     $  51.39
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.42%        30.83%       $ 13,082.53     $  53.74
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.42%        36.82%       $ 13,681.71     $  56.20
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.42%        43.08%       $ 14,308.34     $  58.78
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.42%        49.64%       $ 14,963.66     $  61.47
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.42%        56.49%       $ 15,648.99     $  64.29
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 529.89
---                                                                   --------

DWS EAFE (Reg. TM) EQUITY INDEX FUND - INSTITUTIONAL CLASS

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  ----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  -----------
   1          5.00%         0.51%         4.49%       $ 10,449.00     $  52.14
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.51%         9.18%       $ 10,918.16     $  54.49
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.51%        14.08%       $ 11,408.39     $  56.93
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.51%        19.21%       $ 11,920.62     $  59.49
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.51%        24.56%       $ 12,455.86     $  62.16
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.51%        30.15%       $ 13,015.13     $  64.95
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.51%        36.00%       $ 13,599.51     $  67.87
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.51%        42.10%       $ 14,210.12     $  70.91
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.51%        48.48%       $ 14,848.16     $  74.10
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.51%        55.15%       $ 15,514.84     $  77.43
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 640.47
---                                                                   --------

                                       51
PROSPECTUS April 29, 2011                                             Appendix

DWS U.S. BOND INDEX FUND - CLASS A

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             2.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.69%         1.44%       $ 10,144.15    $   343.55
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.69%         5.81%       $ 10,581.36    $    71.50
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.69%        10.37%       $ 11,037.42    $    74.58
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.69%        15.13%       $ 11,513.13    $    77.80
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.69%        20.09%       $ 12,009.35    $    81.15
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.69%        25.27%       $ 12,526.95    $    84.65
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.69%        30.67%       $ 13,066.86    $    88.30
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.69%        36.30%       $ 13,630.04    $    92.10
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.69%        42.17%       $ 14,217.50    $    96.07
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.69%        48.30%       $ 14,830.27    $   100.21
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,109.91
---                                                                  ----------

DWS U.S. BOND INDEX FUND - INSTITUTIONAL CLASS

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  ----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  -----------
   1          5.00%         0.39%         4.61%       $ 10,461.00     $  39.90
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.39%         9.43%       $ 10,943.25     $  41.74
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.39%        14.48%       $ 11,447.74     $  43.66
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.39%        19.75%       $ 11,975.48     $  45.68
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.39%        25.28%       $ 12,527.55     $  47.78
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.39%        31.05%       $ 13,105.07     $  49.98
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.39%        37.09%       $ 13,709.21     $  52.29
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.39%        43.41%       $ 14,341.20     $  54.70
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.39%        50.02%       $ 15,002.33     $  57.22
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.39%        56.94%       $ 15,693.94     $  59.86
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 492.81
---                                                                   --------

                                       52
PROSPECTUS April 29, 2011                                             Appendix

DWS U.S. BOND INDEX FUND - CLASS S

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.59%         4.41%       $ 10,441.00     $  60.30
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.59%         9.01%       $ 10,901.45     $  62.96
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.59%        13.82%       $ 11,382.20     $  65.74
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.59%        18.84%       $ 11,884.16     $  68.64
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.59%        24.08%       $ 12,408.25     $  71.66
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.59%        29.55%       $ 12,955.45     $  74.82
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.59%        35.27%       $ 13,526.79     $  78.12
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.59%        41.23%       $ 14,123.32     $  81.57
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.59%        47.46%       $ 14,746.16     $  85.16
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.59%        53.96%       $ 15,396.46     $  88.92
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 737.89
---                                                                   --------

ADDITIONAL INDEX INFORMATION

DWS EQUITY 500 INDEX FUND

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

DWS S&P 500 INDEX FUND

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

DWS EAFE( (Reg. TM)) EQUITY INDEX FUND

MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the
21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.

DWS U.S. BOND INDEX FUND

BARCLAYS CAPITAL US AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

INFORMATION REGARDING THE S&P 500 INDEX. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill
Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance.
S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the fund.

S&P has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index.
S&P is not responsible for and has not participated in the determination of the timing, prices, or quantities of the fund to be issued or in the determination or calculation of the equation by which shares of the fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500
Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, owners of the fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                       53
PROSPECTUS April 29, 2011                                             Appendix

INFORMATION REGARDING THE MSCI EAFE (Reg. TM) INDEX. The fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the MSCI EAFE (Reg.
TM) Index to track general stock market performance.

Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE (Reg. TM) Index, which is determined, composed and calculated by Morgan Stanley without regard to the issuer of the fund, or to the fund itself. Morgan Stanley has no obligation to take the needs of the issuer of the fund or the owners of the fund into consideration in determining, composing or calculating the MSCI EAFE (Reg. TM)
Index.

Inclusion of a security in the MSCI EAFE (Reg. TM) Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan
Stanley is not responsible for and has not participated in the determination of the timing, prices or quantities of the fund to be issued, or in the determination or calculation of the equation by which the shares of the fund are redeemable for cash. Morgan Stanley has no obligation or liability to owners of the fund in connection with the administration, marketing or trading of the fund. The fund is neither sponsored by nor affiliated with Morgan
Stanley.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN
THE CALCULATION OF THE INDEX FROM SOURCES THAT MORGAN STANLEY CONSIDERS
RELIABLE, MORGAN STANLEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE
COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. MORGAN STANLEY MAKES
NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE,
LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCTS, OR ANY OTHER
PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN
CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. MORGAN
STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS
ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH
RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF
THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY
DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES
(INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                       54
PROSPECTUS April 29, 2011                                             Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about a fund's investments is available in a fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below.
SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at
www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.

You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling the SEC at (202) 551-8090.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.

CONTACT INFORMATION

DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  www.dws-investments.com
                  Class A, B or C: (800) 621-1048
                  Institutional Class: (800) 730-1313
                  Class S: (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Institutional Funds
                  DWS Equity 500 Index Fund
                  811-06071
                  DWS Institutional Funds
                  DWS S&P 500 Index Fund
                  811-06071
                  DWS Institutional Funds
                  DWS EAFE (Reg. TM) Equity Index Fund
                  811-06071
                  DWS Institutional Funds
                  DWS U.S. Bond Index Fund
                  811-06071

(04/29/11) DINDX-1

[Bargraphic Appears here]

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Cash Account Trust
Government & Agency Securities
Portfolio
Money Market Portfolio
Tax-Exempt Portfolio
Cash Management Fund
Cash Reserve Fund, Inc.
Prime Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Alternative Asset Allocation Fund
DWS Balanced Fund
DWS California Tax–Free Income Fund
DWS Capital Growth Fund
DWS Clean Technology Fund
DWS Communications Fund
DWS Core Equity Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund
DWS Enhanced Global Bond Fund
DWS Equity 500 Index Fund
DWS Floating Rate Fund
DWS Global High Income Fund
DWS Global Inflation Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund

DWS Gold & Precious Metals Fund
DWS Health Care Fund
DWS High Income Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Mid Cap Growth Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Value Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund

DWS U.S. Bond Index Fund
DWS Ultra-Short Duration Fund
DWS Unconstrained Income Fund
DWS Variable NAV Money Fund
DWS World Dividend Fund
Investors Cash Trust
Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment
Tax-Exempt California Money Market Fund

DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Small Cap Growth VIP
DWS Growth & Income VIP
DWS International VIP

DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Money Market VIP
DWS Small Mid Cap Growth VIP
DWS Unconstrained Income VIP

DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

On February 28, 2012, Deutsche Bank AG (“Deutsche Bank”), the parent company of Deutsche Investment Management Americas Inc., the fund’s investment advisor (the “Advisor”), announced that it is in exclusive negotiations with Guggenheim Partners on the sale of certain of its asset management businesses, including the U.S. mutual fund business conducted by the Advisor.  The exclusive negotiations follow Deutsche Bank’s announcement on November 22, 2011 that it was conducting a strategic review of certain of its global asset management businesses, including that of the Advisor.  There is no assurance that Deutsche Bank will reach an agreement to sell the business conducted by the Advisor to Guggenheim Partners or any other party.  It is expected that any such transaction would result in the termination of the existing management and distribution arrangements of the DWS Funds.  Any new management or distribution arrangements would be subject to approval by the board of trustees/directors of the DWS Funds and, in the case of any new investment management agreements, approval by fund shareholders.

Please Retain This Supplement for Future Reference

February 29, 2012
PRO_SAISTKR-53

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS S&P 500 Plus Fund

The Board of each fund noted below has given approval to a proposal by Deutsche Investment Management Americas Inc., the advisor of each fund, to effect the following fund reorganization or “merger”:

Acquired Fund	Acquiring Fund
DWS S&P 500 Plus Fund	DWS S&P 500 Index Fund

Completion of this merger is subject to a number of conditions, including, among other things, approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held during the first quarter of 2012. Prior to the shareholder meeting, shareholders of record of the Acquired Fund as of the record date will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the proposed merger; (ii) a proxy card and instructions on how to submit a vote; and (iii) a prospectus for the Acquiring Fund.

If the proposed merger is approved by shareholders, the merger is expected to occur on or about April 30, 2012 and is expected to be a tax–free reorganization for federal income tax purposes. On the merger date, an investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its risks, including a prospectus and a summary prospectus, online at www.dws–investments.com/mutualpros. You can also get this information at no cost by e–mailing a request to inquiry.info@dws.com, calling (800) 621–1048 (A, B, C) and (800) 728–3337 (S) or asking your financial advisor.

In addition, if the proposed merger is approved by shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the Acquired Fund following shareholder approval of the merger (the ”Cease Sales Date”).

You may continue to purchase Acquired Fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time on the Cease Sales Date, or such later date as shareholder approval may occur, you are:

■	a current shareholder of the Acquired Fund; or

■	a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the Acquired Fund as an investment option.

New accounts in the Acquired Fund may be opened for:

■	transfers of shares from existing accounts in the Acquired Fund;

■	Officers and Board Members of the DWS funds, and full-time employees of the Advisor and its affiliates and their family members;

■
any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ExpertPlan Inc. or the Omni recordkeeping system made available through ADP, Inc. under an alliance with the Distributor;

■
any discretionary wrap program that holds Acquired Fund shares as of the Cease Sales Date (which includes the ability to add new accounts that may purchase fund shares). These programs must be pre-approved by the Advisor;

■
any group retirement, employee stock bonus, pension or profit sharing plan, other than plans distributed through the ExpertPlan or ADP alliances, that includes the Acquired Fund as an investment option as of the Cease Sales Date;

■
any group retirement, employee stock bonus, pension or profit sharing plan, whose plan administrator as of the Cease Sales Date has approved the Acquired Fund for use in existing or new plans that it administers;

November 21, 2011 PROSTKR-107

■
all retirement plans and discretionary wrap programs that have approved the Acquired Fund as an investment option as of the Cease Sales Date, but that have not opened an account as of that date, may open an account and make purchases of Acquired Fund shares and add new accounts provided that the retirement plan or the discretionary wrap program opens its initial account with the Acquired Fund prior to December 30, 2011. Documentation of fund selection must be provided to the Advisor prior to the Cease Sales Date;

■
accounts managed by the Advisor, any advisory products offered by the Advisor or the Distributor and for the portfolios of DWS Target Date Series or other ”funds of funds” managed by the Advisor or its affiliates;

■
in the case of certain mergers or reorganizations, retirement plans may be able to add the Acquired Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Acquired Fund would be able to continue to invest in the Acquired Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Acquired Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Acquired Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Acquired Fund as an investment option under its retirement plan or wrap program. In addition, new accounts may be permitted in the Acquired Fund for certain plans or programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Acquired Fund. Requests for new accounts into the Acquired Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Acquired Fund is believed to negatively impact existing fund shareholders;

■
a plan administered as a college savings plan under Section 529 of the Internal Revenue Code that has approved the Acquired Fund as an investment option as of the Cease Sales Date, but that has not opened an account as of that date, may open an account and make purchases of Acquired Fund shares and add new accounts provided that the plan opens its initial account with the fund prior to December 30, 2011. Documentation of fund selection must be provided to the Advisor prior to the Cease Sales Date; or

■
the purpose of reallocating, under certain circumstances, all or a portion of the shares held in a closed fund account to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of fund shares.

Except as otherwise noted, these restrictions apply to investments made directly with the Distributor, the Acquired Fund’s principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the DWS funds as of the Cease Sales Date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors in the Acquired Fund unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted into the Acquired Fund unless you satisfy one of the investor eligibility categories listed above. In limited circumstances, the Advisor or the Distributor may, at their discretion, approve additional exceptions for planned or pending activity.

Exchanges will not be permitted into the Acquired Fund unless the exchange is being made into an existing fund account. The Distributor may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares, following the Cease Sales Date.

Please Retain This Supplement for Future Reference

November 21, 2011 PROSTKR-107

2

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

   Cash Account Trust
Government & Agency Securities Portfolio
Money Market Portfolio
Tax–Exempt Portfolio
Cash Management Fund
Cash Reserve Fund, Inc.
Prime Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax–Free Income Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund
DWS Enhanced Global Bond Fund
DWS Equity 500 Index Fund
DWS Floating Rate Plus Fund
DWS Global Inflation Plus Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax–Free Fund
DWS Mid Cap Growth Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax–Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Plus Fund
DWS Short–Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax–Free Fund
DWS Strategic Value Fund
DWS Target 2012 Fund
DWS Target 2013 Fund

DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Ultra–Short Duration Fund
DWS Unconstrained Income Fund
DWS Variable NAV Money Fund
DWS World Dividend Fund
Investors Cash Trust
Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment
Tax–Exempt California Money Market Fund
DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Small Cap Growth VIP
DWS Growth & Income VIP
DWS International VIP
DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Money Market VIP
DWS Small Mid Cap Growth VIP
DWS Unconstrained Income VIP
DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

The following information replaces the existing disclosure in the “Investing in the Funds–Financial Intermediary Support Payments” section of each fund’s/portfolio’s Prospectuses:

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule

September 27, 2011
PROSTKR-119

12b–1 or service plan of the fund, any record keeping/sub–transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non–cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $10,000 up to $250,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor’s recommendation of the fund or of any particular share class of the fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non–DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non–DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non–DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker–dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker–dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker–dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

September 27, 2011
PROSTKR-119

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

CLASS C
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax-Free Income Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund
DWS Enhanced Global Bond Fund
DWS Floating Rate Plus Fund
DWS Global Inflation Plus Fund

DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Mid Cap Growth Fund

DWS Money Market Prime Series
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Income Fund
DWS Strategic Value Fund
DWS Technology Fund
DWS Ultra-Short Duration Fund
DWS World Dividend Fund

The following information supplements the existing disclosure contained in the “POLICIES ABOUT TRANSACTIONS” section of the above listed funds’ prospectuses:

Class C to Class A, Class S or Institutional Class in the Same Fund Exchange Privilege. Investors who either (i) have invested in Class C shares through a comprehensive or “wrap” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares, Class S shares or Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares, Class S shares or Institutional Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a contingent deferred sales charge and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Class A shares, Class S shares, or Institutional Class shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares, Class S shares or Institutional Class shares of the same fund.

Please Retain This Supplement for Future Reference

July 25, 2011
PROSTKR-95

[GRAPHIC APPEARS HERE]

PROSPECTUS

JULY 1, 2011

DWS S&P 500 Plus Fund
CLASS/TICKER           A   OUTDX    B   OUTBX    C   OUTCX    R   OUTRX    S   SSFFX

(Class B shares are closed to new investment)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS S&P 500 PLUS FUND

Payments to Broker-Dealers and
Other Financial Intermediaries.....................  4
FUND DETAILS
Additional Information About Fund Strategies and

INVESTING IN THE FUND

-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS S&P 500 PLUS FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth and income.

FEES AND EXPENSES OF THE FUND

These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 10) and Purchase and Redemption
of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).

SHAREHOLDER FEES (paid directly from your investment)

                                              A          B          C       R      S
                                     ----------  ---------  ---------  ------  -----
Maximum sales charge (load)
imposed on purchases, as % of
offering price                           5.75      None       None     None    None
------------------------------------     ----      --         --       ------  -----
Maximum deferred sales charge
(load), as % of redemption proceeds     None     4.00       1.00       None    None
------------------------------------    -----    ----       ----       ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                     A          B          C          R           S
                             ---------  ---------  ---------  ---------  ----------
Management (Unitary) fee         0.16       0.16       0.16       0.16       0.16
----------------------------     ----       ----       ----       ----       ----
Distribution/service
(12b-1) fees                     0.24       0.99       1.00       0.50      None
----------------------------     ----       ----       ----       ----      -----
Other expenses                   0.02       0.02       0.02       0.02       0.02
----------------------------     ----       ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         0.42       1.17       1.18       0.68       0.18
----------------------------     ----       ----       ----       ----      -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A         B         C       R       S
-------  --------  --------  --------  ------  ------
1        $ 615     $ 519     $ 220     $69     $18
--       -----     -----     -----     ---     ---
3          702       672       375     218      58
--       -----     -----     -----     ---     ---
5          797       844       649     379     101
--       -----     -----     -----     ---     ---
10       1,074     1,018     1,432     847     230
--       -----     -----     -----     ---     ---

You would pay the following expenses if you did not redeem your shares:

YEARS           A         B         C       R       S
-------  --------  --------  --------  ------  ------
1        $ 615     $ 119     $ 120     $69     $18
--       -----     -----     -----     ---     ---
3          702       372       375     218      58
--       -----     -----     -----     ---     ---
5          797       644       649     379     101
--       -----     -----     -----     ---     ---
10       1,074     1,018     1,432     847     230
--       -----     -----     -----     ---     ---

Class B converts to Class A after six years; the Example for Class B reflects
Class A fees after the conversion.

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.

Portfolio turnover rate for fiscal year 2011: 1%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund's investment program has two main components or strategies. The fund's primary strategy seeks to replicate the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index")
(see "Index strategy," below). The fund also employs a global tactical asset allocation overlay component (the "GTAA strategy," see below). Under normal

                                       1
PROSPECTUS July 1, 2011                                  DWS S&P 500 Plus Fund

circumstances, the fund invests at least 80% of its total assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index.

MANAGEMENT PROCESS

INDEX STRATEGY. In implementing the Index strategy, the fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities or money market instruments.

Portfolio management uses quantitative analysis techniques to structure the fund with the goal of obtaining a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. The fund uses an optimization strategy, gaining exposure to the more heavily weighted stocks in the index in approximately the same proportion they are represented in the index, then gaining exposure to a statistically selected sample of the less heavily weighted stocks found in the index.

GTAA STRATEGY. In addition to the fund's Index strategy, portfolio management seeks to enhance returns by emplying a GTAA (Global Tactical Asset Allocation)
overlay strategy. This strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose values are based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts on global bonds and equities and over-the-counter forward currency contracts.

The S&P 500 (Reg. TM)INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the
US. Stocks in the S&P 500 (Reg. TM)Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the
Standard & Poor's (S&P) Division of The McGraw-Hill Companies, Inc.

DERIVATIVES. Outside of the GTAA strategy, portfolio management generally may use futures contracts, which are a type of derivative, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

INDEX FUND RISK. Because the fund normally invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it typically does not alter its Index strategy in response to fluctuations in the market segment represented by the Index.

GTAA RISK. The success of the GTAA strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy.

As part of the GTAA strategy, the fund will be exposed to the risks of non-US currency markets, and global equity and bond markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. Global equity and bond markets may also fluctuate for the same or similar reasons. As a result, the fund's exposure to foreign currencies and global equity and bond markets could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

TRACKING ERROR RISK. There are several reasons why the fund's performance will differ substantially from the S&P 500 Index:

o  In employing the GTAA strategy portfolio management seeks investments whose returns are expected to have a low correlation to the returns of the fund's holdings.

o  Unlike the S&P 500 Index, the fund incurs fees and administrative expenses and transaction costs in trading stocks.

o  The fund's portfolio is not identical to the composition of the S&P 500
   Index.

                                       2
PROSPECTUS July 1, 2011                                  DWS S&P 500 Plus Fund

o  The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.

For Class A, B, C and R shares, performance prior to its inception date is based on the historical performance of the fund's original share class (Class
S), each adjusted to reflect the higher net expenses of the relevant share class.

CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

   2001       2002        2003       2004       2005      2006       2007    2008      2009     2010
  -10.77       -22.70     26.65      10.51      3.82      16.21      6.82    -32.62    26.79    12.50

Best Quarter: 16.57%, Q3 2009      Worst Quarter: -18.12%, Q4 2008
Year-to-Date as of 3/31/11: 6.29%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class S and would be different for other classes) reflect the highest historical individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

                                   CLASS          1          5         10
                               INCEPTION       YEAR      YEARS      YEARS
                             -----------  ---------  ---------  ---------
CLASS A before tax            7/2/2001        5.84       2.10       0.95
---------------------------  ---------       -----       ----       ----
CLASS B before tax            7/2/2001        8.49       2.36       1.09
---------------------------  ---------       -----       ----       ----
CLASS C before tax            7/2/2001       11.46       2.56       0.79
---------------------------  ---------       -----       ----       ----
CLASS R before tax           11/3/2003       11.99       3.05       1.31
---------------------------  ---------       -----       ----       ----
CLASS S before tax           5/17/1999       12.50       3.59       1.80
---------------------------  ---------       -----       ----       ----
  After tax on
  distributions                              12.43       2.88       1.36
  After tax on distribu-
  tions and sale of fund
  shares                                      8.22       2.92       1.42
---------------------------  ---------       -----       ----       ----
STANDARD & POOR'S
(S&P) 500 INDEX
(reflects no deduction for
fees, expenses or taxes)                     15.06       2.29       1.41
---------------------------  ---------       -----       ----       ----

                                       3
PROSPECTUS July 1, 2011                                  DWS S&P 500 Plus Fund

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR

QS Investors, LLC (QS Investors)

PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began
managing the fund in 2008.

THOMAS PICCIOCHI, HEAD OF GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO MANAGEMENT
AND TRADING, QS INVESTORS. Portfolio Manager of the fund. Joined the fund in
2007.

RUSSELL SHTERN, SENIOR EQUITIES PORTFOLIO MANAGER, QS INVESTORS. Joined the
fund in 2008.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INITIAL INVESTMENT ($)

                                                        AUTOMATIC
                                      UGMAS/           INVESTMENT
           NON-IRA            IRAS     UTMAS                PLANS
         ---------  --------------  --------  -------------------
A B C     1,000            500       1,000             500
-------   -----            ---       -----             ---
R          None          None        None             None
-------   -----          -----       -----            ----
S         2,500          1,000       1,000           1,000
-------   -----          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A , C and S shares. Class R shares have no additional investment minimum. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.

TO PLACE ORDERS

MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B, C or R shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET

You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York
Stock Exchange is open for regular trading.

Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class R shares are generally available only to certain retirement plans. Class S shares are only available to a limited group of investors.

TAX INFORMATION

The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                       4
PROSPECTUS July 1, 2011                                  DWS S&P 500 Plus Fund

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund's investment program has two main components or strategies. The fund's primary strategy seeks to replicate the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index")
(see "Index strategy," below). The fund also employs a global tactical asset allocation overlay component (the "GTAA strategy," see below). Under normal circumstances, the fund invests at least 80% of its total assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index.

MANAGEMENT PROCESS

INDEX STRATEGY. In implementing the Index strategy, the fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities or money market instruments.

Portfolio management uses quantitative analysis techniques to structure the fund with the goal of obtaining a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. The fund uses an optimization strategy, gaining exposure to the more heavily weighted stocks in the index in approximately the same proportion they are represented in the index, then gaining exposure to a statistically selected sample of the less heavily weighted stocks found in the index.

Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it is believed to be a cost-efficient way of approximating the index's performance (for example, in anticipation of a stock being added to the index).

The fund's optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics
(price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.

GTAA STRATEGY. In addition to the fund's Index strategy, portfolio management seeks to enhance returns by emplying a GTAA (Global Tactical Asset Allocation)
overlay strategy. This strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose values are based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts on global bonds and equities and over-the-counter forward currency contracts.

Using the GTAA strategy, portfolio management seeks to cause the fund to outperform the S&P 500 Index by approximately 4% per year over a full market cycle, before the deduction of fund fees and expenses (i.e., on a gross basis).
There is no assurance that the fund will meet this target over the long term or that the contribution to the fund's return from the GTAA strategy will meet or exceed this target for any year or period of years; in some periods, the contribution to the fund's return from the GTAA strategy may be negative. The notional amount of the fund's aggregate exposure obtained from derivatives within the GTAA strategy will often exceed 100% of the net assets of the fund and, depending on market conditions, may significantly exceed 100% of the net assets of the fund.

The S&P 500 (Reg. TM) INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the
US. Stocks in the S&P 500 (Reg. TM) Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the
Standard & Poor's (S&P) Division of The McGraw-Hill Companies, Inc.

                                       5
PROSPECTUS July 1, 2011                                           Fund Details

DERIVATIVES. Outside of the GTAA strategy, portfolio management generally may use futures contracts, which are a type of derivative, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.

INDEX FUND RISK. Because the fund normally invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it typically does not alter its Index strategy in response to fluctuations in the market segment represented by the Index.

GTAA RISK. The success of the GTAA strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy.

As part of the GTAA strategy, the fund will be exposed to the risks of non-US currency markets, and global equity and bond markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. Global equity and bond markets may also fluctuate for the same or similar reasons. As a result, the fund's exposure to foreign currencies and global equity and bond markets could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

TRACKING ERROR RISK. There are several reasons why the fund's performance will differ substantially from the S&P 500 Index:

o  In employing the GTAA strategy portfolio management seeks investments whose returns are expected to have a low correlation to the returns of the fund's holdings.

o  Unlike the S&P 500 Index, the fund incurs fees and administrative expenses and transaction costs in trading stocks.

o  The fund's portfolio is not identical to the composition of the S&P 500
   Index.

o  The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or

                                       6
PROSPECTUS July 1, 2011                                           Fund Details

contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.
   However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.

o  When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to
   100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2)
   other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3)
   commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o  Certain DWS funds-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the fund will achieve its investment objective.

A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month.
More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's
Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUND

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG.

                                       7
PROSPECTUS July 1, 2011                                           Fund Details

Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the
US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

UNITARY FEE. Below is the actual unitary fee rate paid by the fund to the
Advisor for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                FEE PAID
----------------------  ---------
DWS S&P 500 Plus Fund      0.16%
-----------------------    ----

The fund pays the Advisor a Unitary Fee that covers the Advisor's investment management services as well as all other day-to-day expenses in the ordinary course of the fund's business paid by the Advisor, except for distribution fees and expenses, portfolio transaction and other investment-related costs, interest expense, taxes and extraordinary expenses (as determined by the fund's
Board).

The Unitary Fee is calculated daily and paid monthly, and equals an annual rate of 0.50% (the "Base Fee") of the fund's average daily net assets, adjusted as described below, for the previous 365-day period ("Performance Period"). The
Base Fee adjusts to as high as 1.00% or as low as zero, depending on how the fund's investment performance (based on the total return of Class S shares) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the "Performance Benchmark")
over the Performance Period. If the fund's investment performance equals the
Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary
Fee decreases by the difference between the fund's investment performance and the Performance Benchmark, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between the fund's investment performance and the Performance
Benchmark, but not to an amount above 1.00%. In effect, the Unitary Fee equals the amount by which the investment performance of the Class S shares of the fund exceeds the performance of the S&P 500 Index over a given Performance
Period, subject to a cap of 1.00% and a floor of zero.

Because any adjustment to the Unitary Fee is based on how Class S shares perform relative to a market-based benchmark, the Advisor could receive a positive performance adjustment even if the fund has a negative return. The amount of the performance adjustment will also be affected by changes in the size of the fund over the Performance Period.

A discussion regarding the basis for the Board's approval of the fund's investment management and unitary fee agreement (the "Unitary Fee Agreement")
and subadvisory agreement is contained in the shareholder report for the annual period ended February 28 (see "Shareholder reports" on the back cover).

SUBADVISOR

The subadvisor for the fund is QS Investors, LLC located at 880 Third Avenue,
New York, NY 10022. Founded in 2010, QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. Under the oversight of DIMA and the Board, QS Investors makes the investment decisions and buys and sells securities for the fund and manages the assets attributable to the fund's
GTAA strategy. DIMA pays a fee to QS Investors pursuant to an investment subadvisory agreement between DIMA and QS Investors.

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The

                                       8
PROSPECTUS July 1, 2011                                           Fund Details

Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within
90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the
Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the
Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor).
The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.

MANAGEMENT

DWS S&P 500 PLUS FUND

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began
managing the fund in 2008.

o  Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset
   Management and J.P. Morgan.

o  BS, The Wharton School, University of Pennsylvania.

THOMAS PICCIOCHI, HEAD OF GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO MANAGEMENT
AND TRADING, QS INVESTORS. Portfolio Manager of the fund. Joined the fund in
2007.

o  Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset
   Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade
   Finance Corporation and Reserve Financial Management.

o  BA and MBA, University of Miami.

RUSSELL SHTERN, SENIOR EQUITIES PORTFOLIO MANAGER, QS INVESTORS. Joined the
fund in 2008.

o  Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

o  BBA, Pace University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                       9
PROSPECTUS July 1, 2011                                           Fund Details

INVESTING IN THE FUND

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o  CLASS A, B AND C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o  CLASS R AND S SHARES are only available to particular investors or through certain programs, as described below.

The following pages tell you how to invest in the fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

CHOOSING A SHARE CLASS

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.

We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.

Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.

 CLASSES AND FEATURES                 POINTS TO HELP YOU COMPARE
 CLASS A
 o Sales charge of up to 5.75%        o Some investors may be able to
   charged when you buy shares          reduce or eliminate their sales
                                        charge; see "Class A shares"
 o In most cases, no charge when
   you sell shares                    o Total annual expenses are
                                        lower than those for Class B or
 o Up to 0.25% annual share-            Class C
   holder servicing fee
                                      o Distributions are generally
                                        higher than Class B or Class C
 CLASS B
 o No sales charge when you buy       o The deferred sales charge rate
   shares                               falls to zero after six years
 o Closed to new investment           o Shares automatically convert to
                                        Class A after six years, which
 o Deferred sales charge declining      means lower annual expenses
   from 4.00%, charged when you         going forward
   sell shares you bought within
   the last six years                 o Distributions are generally
                                        lower than Class A
 o 0.75% annual distribution fee
   and up to 0.25% annual share-
   holder servicing fee
 CLASS C
 o No sales charge when you buy       o The first year deferred sales
   shares                               charge rate is lower for Class C
                                        shares than Class B shares, but
 o Deferred sales charge of             your shares never automatically
   1.00%, charged when you sell         convert to Class A, so annual
   shares you bought within the         expenses remain higher than
   last year                            Class A
 o 0.75% annual distribution fee      o Distributions are generally
   and up to 0.25% annual share-        lower than Class A
   holder servicing fee               o Maximum investment applies
 CLASS R
 o No sales charge when you buy       o Only available to participants in
   shares                               certain retirement plans
 o 0.25% annual distribution fee      o Distributions are generally
   and up to 0.25% annual share-        higher than Class B and Class C
   holder servicing fee                 but lower than Class A or Class S
 CLASS S
 o No sales charge when you buy       o Limited availability, see "Eligi-
   shares and no deferred sales         bility Requirements" under
   charge when you sell shares          "Class S Shares"

CLASS A SHARES

Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee

                                       10
PROSPECTUS July 1, 2011                                  Investing in the Fund

is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have an up-front sales charge that varies with the amount you invest:

                               FRONT-END SALES       FRONT-END SALES
                                   CHARGE AS %   CHARGE AS % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)     NET INVESTMENT(2)
--------------------  ------------------------  --------------------
Under $50,000         5.75%                     6.10%
--------------------  -----                     -----
$  50,000-$99,999     4.50                      4.71
-----------------     -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000-$499,999     2.60                      2.67
-----------------     -----                     -----
$500,000-$999,999     2.00                      2.04
-----------------     -----                     -----
$1 million or more                 see below              see below
--------------------  ------------------------  --------------------

(1)   The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2)   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o  you indicate your intent in writing to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next
   24 months (Letter of Intent)

o  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 (Cumulative Discount)

o  you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit
www.dws-investments.com (click on the link entitled "Fund Sales Charge and
Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of
Additional Information.

IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES
CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of
Additional Information.

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy
Class A shares without a sales charge ("Large Order NAV Purchase Privilege").
However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell.

FOR THE FUND, investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and
0.50% if redeemed within the following six months.

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

                                       11
PROSPECTUS July 1, 2011                                  Investing in the Fund

CLASS B SHARES

Class B shares of the fund are closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions from Class B shares of another fund).

With Class B shares, you pay no up-front sales charge to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher
(and their performance correspondingly lower) compared to Class A shares.
However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

YEAR AFTER YOU BOUGHT SHARES          CDSC ON SHARES YOU SELL
-----------------------------  ------------------------------
First year                     4.00%
------------------------------ -----
Second or third year           3.00
------------------------------ -----
Fourth or fifth year           2.00
------------------------------ -----
Sixth year                     1.00
------------------------------ -----
Seventh year and later         None (automatic conversion to
------------------------------
                                                    Class A)
                               ------------------------------

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Except as noted above, no new purchases of Class B shares are allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan.

The closing of the Class B shares does not affect: (a) the right of shareholders of Class B shares to continue to sell (redeem) their shares as provided in this prospectus, subject to any applicable contingent deferred sales charge ("CDSC"); or (b) the automatic conversion of Class B shares to
Class A shares six years after purchase. Class B shares currently held will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class A shares.

Purchases by shareholders under Class B shares automatic investment plans
("AIPs") established on or prior to December 1, 2009 are automatically continuing with Class A shares. Such shareholders are permitted to purchase
Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments ("DWS AIPs") and, (ii) provided they have been identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union
("non-DWS AIP"). Shareholders with a non-DWS AIP established prior to December
1, 2009 are responsible for contacting DWS Investments at (800) 621-1048 to ensure that their account has been identified as an AIP in order to benefit from this privilege and to avoid having their purchase orders rejected.

Additionally, certain employer-sponsored employee benefit plans (known as "DWS
Investments Flex Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that were previously purchasing
Class B shares instead are purchasing Class A shares at net asset value, without a sales charge.

CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.

With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------
First year                                 1.00%
------------------------------             ----
Second year and later                      None
------------------------------             ----

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

                                       12
PROSPECTUS July 1, 2011                                  Investing in the Fund

Orders to purchase Class C shares in excess of $500,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-
sponsored employee benefit plans.

CLASS R SHARES

Class R shares have no initial sales charge or deferred sales charge. Class R shares have a 12b-1 plan, under which a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

ELIGIBILITY REQUIREMENTS. You may buy Class R shares if you are a participant in certain retirement plan platforms that offer Class R shares of the fund through a plan level or omnibus account, including:

o  Section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

o  Individual Retirement Accounts (IRAs)

CLASS S SHARES

Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below.
The following investors may purchase Class S shares of DWS funds either (i)
directly from DWS Investments Distributors, Inc. ("DIDI"), the fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31,
2004:

o  Existing shareholders of Class S shares of any DWS fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any DWS fund. (This provision applies to persons who in the future become Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class S shares through the fee based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

o  A person who certifies that they are a participant in a "DWS retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a DWS retirement plan is defined as an employer sponsored employee benefit plan made available through ADP, Inc. and/or its affiliates, or ExpertPlan, Inc. under an alliance between one of these two firms and DWS Investments or its affiliates.

o  A person who certifies that they are a participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o  Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a DWS Investments IRA made through a rollover facilitator having a relationship with DWS Investments.

o  Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Target Date
     Series or other funds-of-funds managed by the Advisor or its affiliates.

o  A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a DWS
   Investments IRA.

   o  Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class
   S shares.

The following additional investors may purchase Class S shares of DWS funds in connection with certain programs or plans.

o  Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee based program.

o  Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o  Persons who purchase shares as part of an investment only placement in a 529
   College Savings Plan (i.e., when the DWS fund is one of various investment options in a 529 College Savings Plan sponsored by another provider).

o  Persons who purchase shares through a Health Savings Account or a Voluntary
   Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

                                       13
PROSPECTUS July 1, 2011                                  Investing in the Fund

BUYING, EXCHANGING AND SELLING SHARES

The following information applies to Class A, B, C and S shares. For Class R shares, please see "How to Buy, Sell and Exchange Class R Shares" or consult your retirement plan administrator.

TO CONTACT DWS INVESTMENTS

BY PHONE

CLASS    NUMBER
-------  ---------------
A B C    (800) 621-1048
-------  ---------------
S        (800) 728-3337
-------  ---------------

BY MAIL

TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     DWS Investments
-----------------
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64105-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557

HOW TO BUY SHARES

Please note that your account cannot be opened until we receive a completed account application.

MINIMUM INITIAL INVESTMENT ($)

                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A, C and S shares. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.

BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.

Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

BY AUTOMATIC INVESTMENT PLAN

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. The maximum Automatic
Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. The fund may immediately terminate a shareholder's Automatic
Investment Plan in the event that any item is unpaid by the shareholder's financial institution.

OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.

BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments
using the appropriate telephone number for your share class. You can use our automated system to place your QuickBuy purchase using the Automated Clearing
House system (ACH), or you can choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.

ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at
www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a purchase with money from the bank account you have established on your DWS account(s).

                                       14
PROSPECTUS July 1, 2011                                  Investing in the Fund

HOW TO EXCHANGE SHARES

REQUIREMENTS AND LIMITS

CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A B C   1,000 minimum into new non-IRA accounts per
-------
        fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
-------
        fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish an Automatic
Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.

ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.

BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.

HOW TO SELL SHARES

REQUIREMENTS AND LIMITS

        SELLING SHARES ($)
        --------------------------------------------
A B C   Check redemption:
-------
        Up to 100,000. More than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
S       Same as Classes A, B and C
------- --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.

OTHER WAYS TO SELL SHARES

The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.

BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the
Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.

ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.

BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you

                                       15
PROSPECTUS July 1, 2011                                  Investing in the Fund

wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.

Some redemptions can only be ordered in writing with a Medallion Signature
Guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.

BY WIRE. You may sell shares by wire only if your account is authorized to do
so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform
DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.

HOW TO BUY, SELL AND EXCHANGE CLASS R SHARES

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent
("shareholder servicing agent"). Contact them for details on how to enter and pay for your order. Shareholder servicing agents include brokers, financial representatives or any other bank, dealer or other institution that have a sub-shareholder servicing agreement with the funds.

Shareholder servicing agents may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. In addition, the Advisor or administrator may provide compensation to shareholder servicing agents for distribution, administrative and promotional services.

There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by a retirement plan administrator, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.

IRA ROLLOVERS. You may complete a direct rollover from a retirement plan offering Class R shares to a DWS IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or
their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the
Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
Information as payable to all financial advisors. For example, the Advisor, the
Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
"supermarket" platforms and other formal sales programs; granting the
Distributor access to the financial advisor's sales force; granting the
Distributor access to the financial advisor's conferences and meetings;
assistance in training and educating the financial advisor's personnel; and
obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors

                                       16
PROSPECTUS July 1, 2011                                  Investing in the Fund

and DWS fund shares to financial advisors in amounts that generally range from
0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's
Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

POLICIES ABOUT TRANSACTIONS

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m.
Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

With certain limited exceptions, only US residents may invest in the fund.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time.
Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

                                       17
PROSPECTUS July 1, 2011                                  Investing in the Fund

SUB-MINIMUM BALANCES FOR CLASS A, B AND C. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

SUB-MINIMUM BALANCES FOR CLASS S. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic
Investment Plan funded with $50 or more per month in subsequent investments);
or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in
DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

An account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee does not apply to: (i)
accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations."
Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its
Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same DWS fund
(excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling
12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.

The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less

                                       18
PROSPECTUS July 1, 2011                                  Investing in the Fund

restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.

The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The
Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity.
Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The fund's market timing policies and procedures may be modified or terminated at any time.

THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.

TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so.
Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.

                                       19
PROSPECTUS July 1, 2011                                  Investing in the Fund

SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may
require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.

WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed which may differ from the schedule for the fund you exchanged out of. Your shares will retain their original cost and purchase date.

There are certain cases in which you may be exempt from a CDSC. These include:

o  The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o  Withdrawals made through an automatic withdrawal plan up to a maximum of 12%
   per year of the net asset value of the account

o  Withdrawals related to certain retirement or benefit plans

o  Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o  For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or
Shareholder Services can answer your questions and help you determine if you are eligible.

IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN
DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, except for
Class B shares, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments. You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.

Investors who sold Class B shares may buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.

MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

HOW THE FUND CALCULATES SHARE PRICE

To calculate net asset value, or NAV, each share class uses the following equation:

        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for
Class A shares it will be

                                       20
PROSPECTUS July 1, 2011                                  Investing in the Fund

adjusted to allow for any applicable sales charge (see "Choosing a Share
Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share
Class").

WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT
PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use
methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN
FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges, CDSC or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or
   1% of the value of the fund's net assets, whichever is less

o  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

THE FUND INTENDS TO PAY DIVIDENDS AND OTHER DISTRIBUTIONS TO ITS SHAREHOLDERS
ANNUALLY IN DECEMBER. The fund may distribute at other times as needed.

Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.

For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

                                       21
PROSPECTUS July 1, 2011                                  Investing in the Fund

YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX
CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
 DISTRIBUTIONS FROM THE FUND
 o gains from the sale of securi-   o gains from the sale of securi-
   ties held (or treated as held)     ties held by the fund for one
   by the fund for more than          year or less
   one year                         o all other taxable income
 o qualified dividend income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund          o gains from selling fund
   shares held for more than          shares held for one year or
   one year                           less

ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO
FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively affected.

Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's use of the GTAA strategy may increase or accelerate the fund's recognition of income, affect the character of such income, and affect the timing, amount, and character of taxable distributions to shareholders. Among other consequences, the GTAA strategy may cause the fund to recognize income in excess of cash received; thus, the fund could be required to liquidate investments, including when it is not advantageous to do so, to meet its distribution requirements and to avoid tax at the fund level.

For taxable years beginning before January 1, 2013, distributions to individuals and other noncorporate shareholders of investment income reported by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

For taxable years beginning before January 1, 2013, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2013, the maximum long-term capital gain rate is scheduled to return to 20%.

YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH
YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.

                                       22
PROSPECTUS July 1, 2011                                  Investing in the Fund

The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of
Additional Information.

                                       23
PROSPECTUS July 1, 2011                                  Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover).

DWS S&P 500 PLUS FUND - CLASS A

YEARS ENDED FEBRUARY 28,                             2011       2010           2009             2008               2007
------------------------------------------------ ----------- ---------- ----------------- ---------------- --------------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.04    $  7.25      $   12.27         $  13.79          $   12.80
------------------------------------------------  --------    -------      ---------         --------          ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .17        .11            .15              .10                .10 (d)
------------------------------------------------  --------    -------      ---------         --------          ---------
  Net realized and unrealized gain (loss)             1.97       3.95         (5.03)          (  .33)              1.36
------------------------------------------------  --------    -------      ---------         --------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                    2.14       4.06         (4.88)          (  .23)              1.46
------------------------------------------------  --------    -------      ---------         --------          ---------
Less distributions from:
  Net investment income                             (  .05)    (  .11)        (  .14)          (  .09)            (  .09)
------------------------------------------------  --------    -------      ---------         --------          ---------
  Net realized gains                                     -     (  .16)             -           (1.18)            (  .38)
------------------------------------------------  --------    -------      ---------         --------          ---------
  Tax return of capital                                  -          -              -           (  .02)                 -
------------------------------------------------  --------    -------      ---------         --------          ---------
  TOTAL DISTRIBUTIONS                               (  .05)    (  .27)        (  .14)          (1.29)            (  .47)
------------------------------------------------  --------    -------      ---------         --------          ---------
Redemption fees                                          -        .00*           .00*             .00*               .00*
------------------------------------------------  --------    -------      ---------         --------          ---------
NET ASSET VALUE, END OF PERIOD                    $  13.13    $ 11.04      $    7.25         $  12.27          $   13.79
------------------------------------------------  --------    -------      ---------         --------          ---------
Total Return (%)(b)                                  19.49      56.03         (40.00)(c)       (2.46)(c)          11.39 (c,d)
------------------------------------------------  --------    -------      ---------         --------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  71         47             20               32                 34
------------------------------------------------  --------    -------      ---------         --------          ---------
Ratio of expenses before expense reductions (%)        .42        .81           1.36             1.29               1.35
------------------------------------------------  --------    -------      ---------         --------          ---------
Ratio of expenses after expense reductions (%)         .42        .81           1.17             1.27               1.32
------------------------------------------------  --------    -------      ---------         --------          ---------
Ratio of net investment income (loss) (%)             1.45       1.16           1.42              .75                .76 (d)
------------------------------------------------  --------    -------      ---------         --------          ---------
Portfolio turnover rate (%)                              1          5             75               51                 81
------------------------------------------------  --------    -------      ---------         --------          ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.
(d)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
*     Amount is less than $.005.

                                       24
PROSPECTUS July 1, 2011                                   Financial Highlights

DWS S&P 500 PLUS FUND - CLASS B

YEARS ENDED FEBRUARY 28,                             2011       2010           2009             2008               2007
------------------------------------------------ ----------- ---------- ----------------- ---------------- --------------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.75    $  7.08      $   12.00         $  13.52          $   12.60
------------------------------------------------  --------    -------      ---------         --------          ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .08        .05            .06              .01                .01 (d)
------------------------------------------------  --------    -------      ---------         --------          ---------
  Net realized and unrealized gain (loss)             1.93       3.82         (4.90)          (  .33)              1.32
------------------------------------------------  --------    -------      ---------         --------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                    2.01       3.87         (4.84)          (  .32)              1.33
------------------------------------------------  --------    -------      ---------         --------          ---------
Less distributions from:
  Net investment income                             (  .05)    (  .04)        (  .08)          (  .00)*           (  .03)
------------------------------------------------  --------    -------      ---------         --------          ---------
  Net realized gains                                     -     (  .16)             -           (1.18)            (  .38)
------------------------------------------------  --------    -------      ---------         --------          ---------
  Tax return of capital                                  -          -              -           (  .02)                 -
------------------------------------------------  --------    -------      ---------         --------          ---------
  TOTAL DISTRIBUTIONS                               (  .05)    (  .20)        (  .08)          (1.20)            (  .41)
------------------------------------------------  --------    -------      ---------         --------          ---------
Redemption fees                                          -        .00*           .00*             .00*               .00*
------------------------------------------------  --------    -------      ---------         --------          ---------
NET ASSET VALUE, END OF PERIOD                    $  12.71    $ 10.75      $    7.08         $  12.00          $   13.52
------------------------------------------------  --------    -------      ---------         --------          ---------
Total Return (%)(b)                                  18.69      54.80         (40.45)(c)       (3.10)(c)          10.49 (c,d)
------------------------------------------------  --------    -------      ---------         --------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2          3              3                9                 12
------------------------------------------------  --------    -------      ---------         --------          ---------
Ratio of expenses before expense reductions (%)       1.17       1.57           2.13             2.01               2.10
------------------------------------------------  --------    -------      ---------         --------          ---------
Ratio of expenses after expense reductions (%)        1.17       1.57           1.93             1.99               2.07
------------------------------------------------  --------    -------      ---------         --------          ---------
Ratio of net investment income (loss) (%)              .69        .41            .65              .02                .01 (d)
------------------------------------------------  --------    -------      ---------         --------          ---------
Portfolio turnover rate (%)                              1          5             75               51                 81
------------------------------------------------  --------    -------      ---------         --------          ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.
(d)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
*     Amount is less than $.005.

                                       25
PROSPECTUS July 1, 2011                                   Financial Highlights

DWS S&P 500 PLUS FUND - CLASS C

YEARS ENDED FEBRUARY 28,                              2011        2010            2009            2008             2007
------------------------------------------------  -----------  ----------  -----------------  -----------  --------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.78     $  7.09       $   12.03        $  13.55        $   12.63
------------------------------------------------   --------     -------       ---------        --------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .08         .04             .07             .01              .01 (d)
------------------------------------------------   --------     -------       ---------        --------        ---------
  Net realized and unrealized gain (loss)              1.93        3.85          (4.93)         (  .32)            1.32
------------------------------------------------   --------     -------       ---------        --------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                     2.01        3.89          (4.86)         (  .31)            1.33
------------------------------------------------   --------     -------       ---------        --------        ---------
Less distributions from:
  Net investment income                              (  .05)     (  .04)         (  .08)         (  .01)          (  .03)
------------------------------------------------   --------     -------       ---------        --------        ---------
  Net realized gains                                      -      (  .16)              -          (1.18)          (  .38)
------------------------------------------------   --------     -------       ---------        --------        ---------
  Tax return of capital                                   -           -               -          (  .02)               -
------------------------------------------------   --------     -------       ---------        --------        ---------
  TOTAL DISTRIBUTIONS                                (  .05)     (  .20)         (  .08)         (1.21)          (  .41)
------------------------------------------------   --------     -------       ---------        --------        ---------
Redemption fees                                           -         .00*            .00*            .00*             .00*
------------------------------------------------   --------     -------       ---------        --------        ---------
NET ASSET VALUE, END OF PERIOD                     $  12.74     $ 10.78       $    7.09        $  12.03        $   13.55
------------------------------------------------   --------     -------       ---------        --------        ---------
Total Return (%)(b)                                   18.75       54.84          (40.52)(c)      (3.06)           10.48 (c,d)
------------------------------------------------   --------     -------       ---------        --------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   11          10               5               7                8
------------------------------------------------   --------     -------       ---------        --------        ---------
Ratio of expenses before expense reductions (%)        1.18        1.58            2.04            1.95             2.04
-------------------------------------------------  --------     -------       ---------        --------        ---------
Ratio of expenses after expense reductions (%)         1.18        1.58            1.92            1.95             2.03
-------------------------------------------------  --------     -------       ---------        --------        ---------
Ratio of net investment income (loss) (%)               .68         .40             .67             .06              .05 (d)
-------------------------------------------------  --------     -------       ---------        --------        ---------
Portfolio turnover rate (%)                               1           5              75              51               81
-------------------------------------------------  --------     -------       ---------        --------        ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.
(d)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
*     Amount is less than $.005.

                                       26
PROSPECTUS July 1, 2011                                   Financial Highlights

DWS S&P 500 PLUS FUND - CLASS R

YEARS ENDED FEBRUARY 28,                              2011        2010            2009            2008           2007
------------------------------------------------  -----------  ----------  -----------------  -----------  ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.91     $  7.17       $   12.13        $  13.64       $  12.69
------------------------------------------------   --------     -------       ---------        --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .13         .09             .12             .07            .07 (c)
------------------------------------------------   --------     -------       ---------        --------       --------
  Net realized and unrealized gain (loss)              1.95        3.90          (4.96)         (  .34)          1.33
------------------------------------------------   --------     -------       ---------        --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     2.08        3.99          (4.84)         (  .27)          1.40
------------------------------------------------   --------     -------       ---------        --------       --------
Less distributions from:
  Net investment income                              (  .05)     (  .09)         (  .12)         (  .04)        (  .07)
------------------------------------------------   --------     -------       ---------        --------       --------
  Net realized gains                                      -      (  .16)              -          (1.18)        (  .38)
------------------------------------------------   --------     -------       ---------        --------       --------
  Tax return of capital                                   -           -               -          (  .02)             -
------------------------------------------------   --------     -------       ---------        --------       --------
  TOTAL DISTRIBUTIONS                                (  .05)     (  .25)         (  .12)         (1.24)        (  .45)
------------------------------------------------   --------     -------       ---------        --------       --------
Redemption fees                                           -         .00*            .00*            .00*           .00*
------------------------------------------------   --------     -------       ---------        --------       --------
NET ASSET VALUE, END OF PERIOD                     $  12.94     $ 10.91       $    7.17        $  12.13       $  13.64
------------------------------------------------   --------     -------       ---------        --------       --------
Total Return (%)                                      19.17       55.60          (40.10)(b)      (2.66)         10.93 (c)
------------------------------------------------   --------     -------       ---------        --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------     --------
Net assets, end of period ($ millions)                   11           4               1               2              1
------------------------------------------------   --------     -------       ---------        --------       --------
Ratio of expenses before expense reductions (%)         .68        1.06            1.63            1.52           1.57
-------------------------------------------------  --------     -------       ---------        --------       --------
Ratio of expenses after expense reductions (%)          .68        1.06            1.42            1.52           1.57
-------------------------------------------------  --------     -------       ---------        --------       --------
Ratio of net investment income (loss) (%)              1.18         .91            1.16             .49            .51 (c)
-------------------------------------------------  --------     -------       ---------        --------       --------
Portfolio turnover rate (%)                               1           5              75              51             81
-------------------------------------------------  --------     -------       ---------        --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
*     Amount is less than $.005.

                                       27
PROSPECTUS July 1, 2011                                   Financial Highlights

DWS S&P 500 PLUS FUND - CLASS S

YEARS ENDED FEBRUARY 28,                             2011       2010           2009             2008               2007
------------------------------------------------ ----------- ---------- ----------------- ---------------- --------------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.94    $  7.18      $   12.15         $  13.69          $   12.70
------------------------------------------------  --------    -------      ---------         --------          ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .19        .14            .18              .15                .14 (c)
------------------------------------------------  --------    -------      ---------         --------          ---------
  Net realized and unrealized gain (loss)             1.96       3.92         (4.99)          (  .33)              1.35
------------------------------------------------  --------    -------      ---------         --------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                    2.15       4.06         (4.81)          (  .18)              1.49
------------------------------------------------  --------    -------      ---------         --------          ---------
Less distributions from:
  Net investment income                             (  .05)    (  .14)        (  .16)          (  .16)            (  .12)
------------------------------------------------  --------    -------      ---------         --------          ---------
  Net realized gains                                     -     (  .16)             -           (1.18)            (  .38)
------------------------------------------------  --------    -------      ---------         --------          ---------
  Tax return of capital                                  -          -              -           (  .02)                 -
------------------------------------------------  --------    -------      ---------         --------          ---------
  TOTAL DISTRIBUTIONS                               (  .05)    (  .30)        (  .16)          (1.36)            (  .50)
------------------------------------------------  --------    -------      ---------         --------          ---------
Redemption fees                                          -        .00*           .00*             .00*               .00*
------------------------------------------------  --------    -------      ---------         --------          ---------
NET ASSET VALUE, END OF PERIOD                    $  13.04    $ 10.94      $    7.18         $  12.15          $   13.69
------------------------------------------------  --------    -------      ---------         --------          ---------
Total Return (%)                                     19.76      56.45         (39.87)(b)       (2.15)(b)          11.66 (b,c)
------------------------------------------------  --------    -------      ---------         --------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 114         53             24               38                 46
------------------------------------------------  --------    -------      ---------         --------          ---------
Ratio of expenses before expense reductions (%)        .18        .58           1.10             1.00               1.09
------------------------------------------------  --------    -------      ---------         --------          ---------
Ratio of expenses after expense reductions (%)         .18        .58            .94              .97               1.03
------------------------------------------------  --------    -------      ---------         --------          ---------
Ratio of net investment income (loss) (%)             1.68       1.40           1.65             1.04               1.05 (c)
------------------------------------------------  --------    -------      ---------         --------          ---------
Portfolio turnover rate (%)                              1          5             75               51                 81
------------------------------------------------  --------    -------      ---------         --------          ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.
(c)        Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
*     Amount is less than $.005.

                                       28
PROSPECTUS July 1, 2011                                   Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%.
The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses"
amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

DWS S&P 500 PLUS FUND - CLASS A

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.42%        -1.43%      $  9,856.67     $   615.49
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         0.42%         3.08%      $ 10,308.10     $    42.35
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         0.42%         7.80%      $ 10,780.21     $    44.29
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         0.42%        12.74%      $ 11,273.94     $    46.31
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         0.42%        17.90%      $ 11,790.29     $    48.43
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         0.42%        23.30%      $ 12,330.29     $    50.65
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         0.42%        28.95%      $ 12,895.01     $    52.97
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         0.42%        34.86%      $ 13,485.61     $    55.40
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         0.42%        41.03%      $ 14,103.25     $    57.94
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         0.42%        47.49%      $ 14,749.18     $    60.59
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 1,074.42
---                                                                  ----------

                                       29
PROSPECTUS July 1, 2011                                               Appendix

DWS S&P 500 PLUS FUND - CLASS B

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.17%         3.83%       $ 10,383.00    $   119.24
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.17%         7.81%       $ 10,780.67    $   123.81
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.17%        11.94%       $ 11,193.57    $   128.55
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.17%        16.22%       $ 11,622.28    $   133.47
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.17%        20.67%       $ 12,067.42    $   138.58
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.17%        25.30%       $ 12,529.60    $   143.89
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.42%        31.03%       $ 13,103.45    $    53.83
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.42%        37.04%       $ 13,703.59    $    56.29
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.42%        43.31%       $ 14,331.22    $    58.87
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.42%        49.88%       $ 14,987.59    $    61.57
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,018.10
---                                                                  ----------

DWS S&P 500 PLUS FUND - CLASS C

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.18%         3.82%       $ 10,382.00    $   120.25
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.18%         7.79%       $ 10,778.59    $   124.85
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.18%        11.90%       $ 11,190.33    $   129.62
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.18%        16.18%       $ 11,617.81    $   134.57
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.18%        20.62%       $ 12,061.61    $   139.71
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.18%        25.22%       $ 12,522.36    $   145.05
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.18%        30.01%       $ 13,000.71    $   150.59
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.18%        34.97%       $ 13,497.34    $   156.34
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.18%        40.13%       $ 14,012.94    $   162.31
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.18%        45.48%       $ 14,548.23    $   168.51
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,431.80
---                                                                  ----------

                                       30
PROSPECTUS July 1, 2011                                               Appendix

DWS S&P 500 PLUS FUND - CLASS R

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  ----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  -----------
   1          5.00%         0.68%         4.32%       $ 10,432.00     $  69.47
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.68%         8.83%       $ 10,882.66     $  72.47
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.68%        13.53%       $ 11,352.79     $  75.60
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.68%        18.43%       $ 11,843.23     $  78.87
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.68%        23.55%       $ 12,354.86     $  82.27
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.68%        28.89%       $ 12,888.59     $  85.83
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.68%        34.45%       $ 13,445.38     $  89.54
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.68%        40.26%       $ 14,026.22     $  93.40
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.68%        46.32%       $ 14,632.15     $  97.44
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.68%        52.64%       $ 15,264.26     $ 101.65
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 846.54
---                                                                   --------

DWS S&P 500 PLUS FUND - CLASS S

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.18%         4.82%       $ 10,482.00     $  18.43
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.18%         9.87%       $ 10,987.23     $  19.32
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.18%        15.17%       $ 11,516.82     $  20.25
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.18%        20.72%       $ 12,071.93     $  21.23
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.18%        26.54%       $ 12,653.79     $  22.25
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.18%        32.64%       $ 13,263.71     $  23.33
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.18%        39.03%       $ 13,903.02     $  24.45
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.18%        45.73%       $ 14,573.14     $  25.63
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.18%        52.76%       $ 15,275.57     $  26.86
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.18%        60.12%       $ 16,011.85     $  28.16
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 229.91
---                                                                   --------

ADDITIONAL INDEX INFORMATION

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

INFORMATION REGARDING THE S&P 500 INDEX. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill
Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance.
S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the fund.

                                       31
PROSPECTUS July 1, 2011                                               Appendix

S&P has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index.
S&P is not responsible for and has not participated in the determination of the timing, prices, or quantities of the fund to be issued or in the determination or calculation of the equation by which shares of the fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500
Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, owners of the fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                       32
PROSPECTUS July 1, 2011                                               Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below.
SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at
www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.

You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling the SEC at (202) 551-8090.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.

CONTACT INFORMATION

DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  www.dws-investments.com
                  Class A, B, C or R: (800) 621-1048
                  Class S: (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Value Equity Trust
                  DWS S&P 500 Plus Fund
                  811-1444

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

(07/01/11) DSPPF-1

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Cash Account Trust
Government & Agency Securities
Portfolio
Money Market Portfolio
Tax-Exempt Portfolio
Cash Management Fund
Cash Reserve Fund, Inc.
Prime Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Alternative Asset Allocation Fund
DWS Balanced Fund
DWS California Tax–Free Income Fund
DWS Capital Growth Fund
DWS Clean Technology Fund
DWS Communications Fund
DWS Core Equity Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund
DWS Enhanced Global Bond Fund
DWS Equity 500 Index Fund
DWS Floating Rate Fund
DWS Global High Income Fund
DWS Global Inflation Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund

DWS Gold & Precious Metals Fund
DWS Health Care Fund
DWS High Income Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Mid Cap Growth Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Value Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund

DWS U.S. Bond Index Fund
DWS Ultra-Short Duration Fund
DWS Unconstrained Income Fund
DWS Variable NAV Money Fund
DWS World Dividend Fund
Investors Cash Trust
Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment
Tax-Exempt California Money Market Fund

DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Small Cap Growth VIP
DWS Growth & Income VIP
DWS International VIP

DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Money Market VIP
DWS Small Mid Cap Growth VIP
DWS Unconstrained Income VIP

DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

On February 28, 2012, Deutsche Bank AG (“Deutsche Bank”), the parent company of Deutsche Investment Management Americas Inc., the fund’s investment advisor (the “Advisor”), announced that it is in exclusive negotiations with Guggenheim Partners on the sale of certain of its asset management businesses, including the U.S. mutual fund business conducted by the Advisor.  The exclusive negotiations follow Deutsche Bank’s announcement on November 22, 2011 that it was conducting a strategic review of certain of its global asset management businesses, including that of the Advisor.  There is no assurance that Deutsche Bank will reach an agreement to sell the business conducted by the Advisor to Guggenheim Partners or any other party.  It is expected that any such transaction would result in the termination of the existing management and distribution arrangements of the DWS Funds.  Any new management or distribution arrangements would be subject to approval by the board of trustees/directors of the DWS Funds and, in the case of any new investment management agreements, approval by fund shareholders.

Please Retain This Supplement for Future Reference

February 29, 2012
PRO_SAISTKR-53

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

DWS Alternative Asset Allocation Fund
DWS Balanced Fund
DWS California Tax-Free Income Fund
DWS Clean Technology Fund
DWS Communications Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS Floating Rate Fund
DWS Global Thematic Fund

DWS Gold & Precious Metals Fund
DWS Health Care Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS New York Tax-Free Income Fund

DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities
Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Value Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Variable NAV Money Fund

The following disclosure is added to the “PART II: APPENDIX II-H —TAXES” section of each Fund’s Statement of Additional Information:

Cost basis reporting. A fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the Internal Revenue Service (“IRS”) and furnish to such shareholder “cost basis” and “holding period” information for fund shares the shareholder acquired on or after January 1, 2012 and redeemed on or after that date (“covered shares”). These requirements do not apply to investments through a tax-deferred arrangement or to shares of money market funds (except DWS Variable NAV Money Fund). For covered shares, the fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares, (ii) the gross proceeds received on the redemption, and (iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.

With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using the fund’s default method of average cost, unless the shareholder instructs the fund to use a different calculation method. Please visit the DWS Investments Web site at www.dws-investments.com (the Web site does not form a part of this statement of additional information) for more information.

Shareholders who hold fund shares through a financial intermediary, should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available.

Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use the fund’s default method of average cost.

Please Retain This Supplement for Future Reference

February 1, 2012

SAISTKR-49

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

 Cash Account Trust
Government & Agency Securities
Portfolio
Money Market Portfolio
Tax-Exempt Portfolio
Cash Management Fund
Cash Reserve Fund, Inc.
Prime Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax–Free Income Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund
DWS Enhanced Global Bond Fund
DWS Equity 500 Index Fund
DWS Floating Rate Plus Fund
DWS Global Inflation Plus Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Mid Cap Growth Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Value Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Ultra-Short Duration Fund
DWS Unconstrained Income Fund
DWS Variable NAV Money Fund
DWS World Dividend Fund
Investors Cash Trust
Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment
Tax-Exempt California Money Market Fund

DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Small Cap Growth VIP
DWS Growth & Income VIP
DWS International VIP

DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Money Market VIP
DWS Small Mid Cap Growth VIP
DWS Unconstrained Income VIP

DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

The following information replaces similar disclosure under “Financial Intermediary Support Payments” section of each Fund’s/Portfolio’s Statement of Additional Information:

Financial Intermediary Support Payments. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of $10,000 up to $250,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of a fund or of any particular share class of a fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of a fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in Part II —Appendix II-E will receive revenue sharing payments at different points during the coming year as described above.

The following information replaces similar disclosure in “APPENDIX II-E- FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE SHARING ARRANGEMENTS” of each Fund’s/Portfolio’s Statement of Additional Information:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
American Portfolios Financial Services, Inc.
Ameriprise
Cetera Financial Group
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
Goldman Sachs
HD Vest Investment Securities, Inc.
The Huntington Investment Company
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.)
Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)
Oppenheimer & Co., Inc.

2

PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Wealth Management
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of America
Bank of New York Mellon
Barclays Capital Inc.
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.
Computershare Trust Company
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. – International
First Southwest Company
J.P. Morgan Clearing Corp.
J.P. Morgan Securities LLC
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
Union Bank, NA
US Bancorp
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company

3

Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

Please Retain This Supplement for Future Reference

September 27, 2011
SAISTKR-41

4

 STATEMENT OF ADDITIONAL INFORMATION

APRIL 29, 2011

DWS INSTITUTIONAL FUNDS

DWS Equity 500 Index Fund
CLASS/TICKER               INST   BTIIX     S   BTIEX

...............................................................................

DWS S&P 500 Index Fund
CLASS/TICKER            A   SXPAX     B   SXPBX     C   SXPCX     S   SCPIX

...............................................................................

DWS EAFE (Reg. TM) Equity Index Fund
CLASS/TICKER                          INST   BTAEX

...............................................................................

DWS U.S. Bond Index Fund
CLASS/TICKER              A   BONDX     INST   BTUSX     S   BONSX

This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for each fund dated April
29, 2011, as supplemented from time to time, a copy of which may be obtained without charge by calling (800) 621-1048 for Class A, B and C, (800) 730-1313 for Institutional Class and (800) 728-3337 for Class S; or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.

Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to
Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the DWS funds.

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-5
  Statements


PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended

"1940 Act" - the Investment Company Act of 1940, as amended

"Code" - the Internal Revenue Code of 1986, as amended

"DeAM" - Deutsche Asset Management

"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management
Americas Inc., 345 Park Avenue, New York, New York 10154

"Subadvisor" - Northern Trust Investments, Inc., 50 South LaSalle Street,
Chicago, IL 60603

"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South
Riverside Plaza, Chicago, Illinois 60606

"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th
Street, Kansas City, Missouri 64105-1614

"DWS funds" - The US registered investment companies advised by DIMA

"Board Members" - Members of the Board of Trustees of the Trust

"Board" - Board of Trustees of the Trust

"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act)

"fund" or "series" - DWS Equity 500 Index Fund, DWS S&P 500 Index Fund, DWS
EAFE/ (Reg. TM)/ Equity Index Fund and/or DWS U.S. Bond Index Fund as the
context may require

"master portfolio" - DWS Equity 500 Index Portfolio

"Custodian" - State Street Bank and Trust Company, Lafayette Corporate Center,
2 Avenue De Lafayette, Boston, MA 02111

"Fund Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800 Boylston Street,
Boston, MA 02199

"Trustee/Director Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800
Boylston Street, Boston, MA 02199

"Trust" - DWS Institutional Funds

"NRSRO"- A nationally recognized statistical rating organization

"S&P" - Standards & Poor's Ratings Group, an NRSRO

"Moody's" - Moody's Investors Service, Inc., an NRSRO

"Fitch" - Fitch Investors Service, Inc., an NRSRO

FUND ORGANIZATION

Each fund is a series of DWS Institutional Funds, a Massachusetts business trust established under an Agreement and Declaration of Trust dated March 26,
1990, as amended from time to time. On February 6, 2006, Scudder Institutional
Funds was renamed DWS Institutional Funds and Scudder EAFE/ (Reg. TM)/ Equity
Index Fund, Scudder Equity 500 Index Fund and Scudder U.S. Bond Index Fund were renamed DWS EAFE/ (Reg. TM)/ Equity Index Fund, DWS Equity 500 Index Fund and
DWS U.S. Bond Index Fund, respectively. On July 10, 2006, the predecessor of each of DWS EAFE/ (Reg. TM)/ Equity Index Fund and DWS U.S. Bond Index Fund
transferred all of its assets and liabilities from DWS Advisor Funds II, a
Massachusetts business trust, to DWS Institutional Funds, while retaining the same fund names. On February 6, 2006, Scudder S&P 500 Index Fund was renamed
DWS S&P 500 Index Fund.

On April 29, 2011, the predecessor of DWS S&P 500 Index Fund transferred all of its assets and liabilities from DWS Investment Trust, a Massachusetts business trust, to DWS Institutional Funds, while retaining the same fund name.

The predecessor fund of DWS S&P 500 Index Fund is referred herein as a
"Predecessor Fund." All historical financial information and other information contained in the fund's prospectus and SAI for periods prior to April 29, 2011 relating to a fund (or any class thereof) is that of the applicable Predecessor
Fund (or corresponding class thereof).

                                      I-1

The Trust is governed by an Amended and Restated Declaration of Trust dated
June 2, 2008, as may be further amended from time to time (the "Declaration of
Trust"). The Declaration of Trust was last approved by shareholders in the second quarter of 2006. Additional information about the Trust is set forth in
PART II under "Fund Organization."

MANAGEMENT OF EACH FUND

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods is set forth in PART I - APPENDIX I-C. Information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B.

BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in each fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own
5% or more of any class of fund shares, if any, is set forth in PART I -
APPENDIX I-A.

PORTFOLIO MANAGEMENT

Information regarding each fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B.
This section does not apply to money market funds.

AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by each fund to its affiliated service providers for various services, including investment management, administrative, transfer agency, and, for certain funds, fund accounting services, is set forth in PART I -
APPENDIX I-E. For information regarding payments made to DIDI, see PART I -
APPENDIX I-F. Fee rates for services of the above referenced affiliated service providers are included in PART II - APPENDIX II-C.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to a fund/class that does not impose sales charges.

DISTRIBUTION PLAN PAYMENTS

Payments made by each fund for the most recent fiscal year under each fund's
Rule 12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to a fund/class that does not incur expenses paid in connection with Rule 12b-1 Plans.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to a new fund that has not completed a fiscal reporting period.

BROKERAGE COMMISSIONS

Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H.

Each fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in Part II of this SAI.

INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-I includes a list of the investment practices and techniques which each fund may employ in pursuing its investment objective.
PART II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.

INVESTMENT RESTRICTIONS

Unless otherwise stated, the policies below apply to each fund and the master portfolio.

                                      I-2

Except as otherwise indicated, each fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund's investment objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a fund.

Each fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75%
of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. The fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50%
of the outstanding voting securities of a fund.

As a matter of fundamental policy, a fund may not do any of the following:

(1)    borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)    issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3)    purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)    engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5)    purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

(6)    make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)    concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following is intended to help investors better understand the meaning of the fund's fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided the by SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the fund's fundamental policies.

The 1940 Act generally permits a fund to borrow money in amounts of up to
33 1-3% of its total assets from banks for any purpose, and to borrow up to 5%
of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see "Borrowing" in PART
II - APPENDIX II-G.

Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to

                                      I-3

be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. The fund is permitted to engage in the investment practices described in its prospectus and in this SAI.

For additional information regarding the fund's asset segregation practices, see "Asset Segregation" in PART II - APPENDIX II-G.

At present, the 1940 Act does not set forth a maximum percentage of a fund's assets that may be invested in commodities.

Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

OTHER INVESTMENT POLICIES. The Board has adopted certain non-fundamental policies and restrictions which are observed in the conduct of a fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.

As a matter of non-fundamental policy:

(1)    the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.

(2)    the fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections
       12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(3)    the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(4)    (for each fund except DWS S&P 500 Index Fund) the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).

(5)    the fund may not write puts and calls on securities unless each of the following conditions is met: (a) the security underlying the put or call is within the investment policies of the fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5%
       of the fund net assets; (c) the securities subject to the exercise of the call written by the fund must be owned by the fund at the time the call is sold and must continue to be owned by the fund until the call has been exercised, has lapsed, or the fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the fund establishes a segregated account with its custodian consisting of cash or short-term
       US Government securities equal in value to the amount the fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the fund has purchased a closing put, which is a put of the same series as the one previously written).

(6)    the fund may not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such futures or options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the fund's total assets.

(7)    (for each fund except DWS S&P 500 Index Fund) the fund at the time of the fund's investment in commercial paper, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a NRSRO or, if not rated, must be believed by the Advisor to be of comparable quality. Commercial paper when purchased by the fund must be rated in the highest short-term

                                      I-4

       rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality.

(8)    (for each fund except DWS S&P 500 Index Fund) the Board of Trustees has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the fund may maintain 100%
       equity exposure.

(9)    (for DWS Equity 500 Index Fund and DWS S&P 500 Index Fund only) the
       Board of Trustees has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes.

(10)   (for each fund except DWS S&P 500 Index Fund) the fund the fund will only write put options involving securities for which a determination is made at the time the option is written that the fund wishes to acquire the securities at the exercise price.

(11)   (for DWS Equity 500 Index Fund, DWS S&P 500 Index Fund and DWS U.S. Bond
       Index Fund only) the fund may not purchase warrants if as a result,such securities, taken at the lower of cost or market value would represent more than 5% of the value of the fund's total assets (for this purpose,warrants acquired in units or attached to securities will be deemed to have no value).

(12)   (for DWS EAFE Equity Index Fund only) the fund may invest up to 5% of its total assets in warrants listed on the NYSE or ASE (2% of its total assets in warrants not listed on the NYSE or ASE).

(13)   DWS EAFE Equity Index Fund and DWS U.S. Bond Index Fund may enter into swaps relating to indices, currencies, interest rates, equity and debt interests to the extent that obligations under such agreements represent not more than 10% of the fund's total assets.

For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).

TAXES

Important information concerning the tax consequences of an investment in each fund is contained in PART II - APPENDIX II-H.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND
FINANCIAL STATEMENTS

The financial highlights of each fund included in the prospectus and the financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of
PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110.
PricewaterhouseCoopers LLP is an independent registered public accounting firm.
The report is given on the authority of said firm as experts in auditing and accounting. The accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial statements, together with the report of the Independent
Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated
December 31, 2010 for DWS Equity 500 Index Fund, DWS EAFE Equity Index Fund and
DWS U.S. Bond Fund (SEC File No. 811-06071); and December 31, 2010 for DWS S&P
500 Index Fund (SEC File No. 811-00043), are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.

ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART
I - APPENDIX I-J.

                                      I-5

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL

BOARD MEMBER SHARE OWNERSHIP IN EACH FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in each fund and in DWS funds as of December 31,
2010.

DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

BOARD MEMBER                DWS EQUITY 500 INDEX FUND     DWS S & P 500 INDEX FUND

John W. Ballantine                    None                         None
Henry P. Becton, Jr.                  None                   $10,001 - $50,000
Dawn-Marie Driscoll                   None                     $1 - $10,000
Keith R. Fox                          None                         None
Paul K. Freeman                $50,001 - $100,000                  None
Kenneth C. Froewiss                   None                         None
Richard J. Herring                    None                         None
William McClayton                     None                         None
Rebecca W. Rimel                      None                  $50,001 - $100,000
William N. Searcy, Jr.                None                         None
Jean Gleason Stromberg                None                         None
Robert Wadsworth                      None                         None

BOARD MEMBER                DWS EAFE (Reg. TM) EQUITY INDEX FUND     DWS U.S. BOND INDEX FUND

John W. Ballantine                         None                               None
Henry P. Becton, Jr.                       None                               None
Dawn-Marie Driscoll                        None                               None
Keith R. Fox                           Over $100,000                          None
Paul K. Freeman                            None                               None
Kenneth C. Froewiss                        None                           $1 - $10,000
Richard J. Herring                         None                               None
William McClayton                          None                               None
Rebecca W. Rimel                           None                               None
William N. Searcy, Jr.                     None                               None
Jean Gleason Stromberg                     None                               None
Robert Wadsworth                           None                               None

                                      I-6

AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                 DWS FUND COMPLEX

INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000

(1)   Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the
      Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to each fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2010. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or
Distributor and any persons (other than a registered investment company)
directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).

                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS

John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None

                                      I-7

As of April 6, 2011, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.

25% OR GREATER OWNERSHIP

The following table identifies those investors who own 25% of more of a fund share class as of April 6, 2011. All holdings are presumed to be of record, unless otherwise indicated. Shareholders who own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund.

DWS EAFE (Reg. TM) EQUITY INDEX FUND

NAME AND ADDRESS OF INVESTOR                  SHARES              CLASS         PERCENTAGE

CHARLES SCHWAB                              10,716,971.36    Institutional         42.37%
SAN FRANCISCO CA 94104-4151
CITY OF LOS ANGELES TTEE                     6,956,075.91    Institutional         27.50%
FBO CITY OF LOS ANGELES
DEFERRED COMPENSATION PLAN C/O GREAT
WEST-RECORDKEEPER GREENWOOD VLG CO
80111-5002

5% OR GREATER OWNERSHIP OF SHARE CLASSES

The following table identifies those investors who own 5% or more of a fund share class as of April 6, 2011. All holdings are of record, unless otherwise indicated.

DWS EQUITY 500 INDEX FUND

NAME AND ADDRESS OF INVESTOR                SHARES             CLASS         PERCENTAGE

DWS TRUST COMPANY TTEE                    2,549,345.65    Institutional         24.42%
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT # XXXXXX
SALEM NH 03079-1143
CHARLES SCHWAB & CO                       2,539,468.66    Institutional         24.32%
OMNIBUS ACCOUNT REINVEST
ATTN: MUTUAL FUND ACCT MGMT TEAM
SAN FRANCISCO CA 94104-4151
STATE STREET BANK & TRUST CO TTEE         1,192,983.61    Institutional         11.43%
LOCKHEED MARTIN CORP DEFERRED
MANAGEMENT INCENTIVE COMP PLAN
C/O LAURA SCULLY
NORTH QUINCY MA 02171-2119
WELLS FARGO BANK NA TTEE                    636,071.32    Institutional          6.09%
FBO PARKVIEW HEALTH SYSTEM INC
PENSION
MINNEAPOLIS MN 55480-1533
ING NATIONAL TRUST                          350,513.99          S               11.68%
HARTFORD CT 06199-0065
CHARLES SCHWAB & CO                         286,584.05          S                9.55%
OMNIBUS ACCOUNT REINVEST
ATTN: MUTUAL FUND ACCT MGMT TEAM
SAN FRANCISCO CA 94104-4151

                                       I-8

NAME AND ADDRESS OF INVESTOR               SHARES        CLASS     PERCENTAGE

ING LIFE INSURANCE AND ANNUITY CO         273,387.44      S           9.11%
HARTFORD CT 06199-0065

DWS S & P 500 INDEX FUND

NAME AND ADDRESS OF INVESTOR               SHARES        CLASS     PERCENTAGE

PERSHING LLC                               19,610.90      B           22.00%
JERSEY CITY NJ 07399-0001
FIRST CLEARING LLC                         12,067.44      B           13.54%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
AMERICAN ENTERPRISE INVESTMENT SVC         10,652.63      B           11.95%
MINNEAPOLIS MN 55402-2405
FIRST CLEARING LLC                        196,445.45      C           26.08%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY                49,909.53      C            6.63%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
GPC SECURITIES INC AGENT FOR               49,613.81      C            6.59%
RELIANCE TRUST COMPANY FBO
FBO PEDIATRIC HEALTH PA 401K PS PL
ATLANTA GA 30357-7377
MG TRUST COMPANY CUST. FBO                 41,111.50      C            5.46%
JOHN SILBERMAN ASSOCIATES
DENVER CO 80202-3531

DWS EAFE (Reg. TM) EQUITY INDEX FUND

NAME AND ADDRESS OF INVESTOR            SHARES             CLASS         PERCENTAGE

DWS TRUST COMPANY TTEE                4,402,352.18    Institutional         17.40%
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT # XXXXXX
SALEM NH 03079-1143

DWS U.S. BOND INDEX FUND

NAME AND ADDRESS OF INVESTOR           SHARES             CLASS         PERCENTAGE

UMB BANK NA CUST                     6,363,440.70          A               75.55%
FBO PLANMEMBER
CARPINTERIA CA 93013-2805
EDWARD D JONES & CO                 10,992,064.34    Institutional         30.30%
ATTN MUTUAL FUND
SHAREHOLDER ACCOUNTING
MARYLAND HTS MO 63043-3009

                                       I-9

NAME AND ADDRESS OF INVESTOR             SHARES             CLASS         PERCENTAGE

MLPF&S FOR THE SOLE BENEFIT OF         6,762,371.93    Institutional         18.64%
ITS CUSTOMERS
ATTN FUND ADM (9EKB2)
JACKSONVILLE FL 32246-6484
DWS TRUST COMPANY TTEE                 5,088,354.22    Institutional         14.03%
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT #XXXXXX
SALEM NH 03079-1143
CHARLES SCHWAB & CO                    2,561,565.79    Institutional          7.06%
OMNIBUS ACCOUNT REINVEST
ATTN: MUTUAL FUND ACCT MGMT
TEAM
SAN FRANCISCO CA 94104-4151
WINTER PARK HEALTH                     1,823,353.72    Institutional          5.03%
FOUNDATION INC
WINTER PARK FL 32792-4160
CHARLES SCHWAB & CO INC                  802,837.41          S               34.00%
SPECIAL CUSTODY ACCOUNT FOR
THE
EXCLUSIVE BENEFIT OF
CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104-4151
DWS TRUST COMPANY TTEE FOR               254,891.09          S               10.79%
PHOTRONICS PROFIT SHARING &
SAVINGS PLAN
ATTN: ASSET RECON
SALEM NH 03079-1143

                                      I-10

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 10 times during the most recently completed calendar year. Each Board Member attended at least 75%
of the meetings of the Board and meetings of the Board Committees on which such
Board Member served.

BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of a fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund's investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing.
At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.

Currently, all of a fund's Board Members are Independent Board Members, meaning that they are not considered "interested persons" (as defined in the 1940 Act)
of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the
Independent Board Members has been characterized as that of a "watchdog"
charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board
Member currently serves as chairman of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board as appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and
Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

                                      I-11

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee,
Equity Oversight Committee, Fixed-Income and Quant Oversight Committee,
Operations Committee and Dividend Committee.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS

AUDIT COMMITTEE             7         Assists the Board in fulfilling its responsibility    William McClayton (Chair),
                                      for oversight of (1) the integrity of the financial   Kenneth C. Froewiss (Vice
                                      statements, (2) the fund's accounting and             Chair), Henry P. Becton, Jr.,
                                      financial reporting policies and procedures, (3)      Keith R. Fox, Richard J.
                                      the fund's compliance with legal and regulatory       Herring and William N.
                                      requirements related to accounting and                Searcy, Jr.
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                                      I-12

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS

NOMINATING AND              7         Recommends individuals for membership on             Henry P. Becton, Jr. (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Rebecca W. Rimel (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Paul K. Freeman,
                                      members, and oversees the operations of the          Kenneth C. Froewiss and
                                      Board. The Nominating and Governance                 William McClayton
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes the the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Paul K.
                                      Freeman, Independent Chairman, DWS Funds,
                                      P.O. Box 101833, Denver, CO 80250-1833.
CONTRACT                    6         Reviews at least annually, (a) the fund's            Robert H. Wadsworth
COMMITTEE                             financial arrangements with DIMA and its             (Chair), Keith R. Fox (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), John W. Ballantine,
                                                                                           Dawn-Marie Driscoll,
                                                                                           Richard J. Herring, Jean
                                                                                           Gleason Stromberg and
                                                                                           William N. Searcy, Jr.
EQUITY OVERSIGHT            6         Reviews the investment operations of those           John W. Ballantine (Chair),
COMMITTEE                             funds that primarily invest in equity securities     William McClayton (Vice
                                      (except for those funds managed by a                 Chair), Henry P. Becton, Jr.,
                                      quantitative investment team).                       Keith R. Fox, Richard J.
                                                                                           Herring and Rebecca W.
                                                                                           Rimel
FIXED INCOME AND            6         Reviews the investment operations of those           William N. Searcy, Jr.
QUANT OVERSIGHT                       funds that primarily invest in fixed-income          (Chair), Jean Gleason
COMMITTEE                             securities or are managed by a quantitative          Stromberg (Vice Chair),
                                      investment team.                                     Dawn-Marie Driscoll,
                                                                                           Kenneth C. Froewiss and
                                                                                           Robert H. Wadsworth

                                      I-13

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS

OPERATIONS                  6         Reviews the administrative operations and          Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.            John W. Ballantine ( Vice
                                      Reviews administrative matters related to the      Chair), Rebecca W. Rimel,
                                      operations of the fund, policies and procedures    Jean Gleason Stromberg
                                      relating to portfolio transactions, custody        and Robert H. Wadsworth
                                      arrangements, fidelity bond and insurance
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         John W. Ballantine, Robert
COMMITTEE                             Valuation Sub-Committee may make                   H. Wadsworth, Dawn-Marie
                                      determinations of fair value required when the     Driscoll (Alternate), Rebecca
                                      Operations Committee is not in session.            W. Rimel (Alternate), and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)
DIVIDEND                  0/*/        Authorizes dividends and other distributions for   Kenneth C. Froewiss,
COMMITTEE                             those funds that are organized as series of a      Robert H. Wadsworth, John
                                      Maryland corporation. Committee meets on an        W. Ballantine (Alternate),
                                      as-needed basis.                                   Henry P. Becton,
                                                                                         Jr.(Alternate), Dawn-Marie
                                                                                         Driscoll (Alternate), Keith R.
                                                                                         Fox (Alternate), Paul K.
                                                                                         Freeman (Alternate), Richard
                                                                                         J. Herring (Alternate),
                                                                                         William McClayton
                                                                                         (Alternate), Rebecca W.
                                                                                         Rimel (Alternate), Jean
                                                                                         Gleason Stromberg
                                                                                         (Alternate) and William N.
                                                                                         Searcy, Jr. (Alternate)

/*/The Dividend Committee was formed on November 18, 2010.

AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

                                      I-14

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees.
Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of
Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each Independent Board
Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2010.

AGGREGATE COMPENSATION FROM EACH FUND

                               DWS EQUITY
                               500 INDEX
BOARD MEMBER                      FUND       DWS S&P 500 INDEX FUND

Independent Board Member:
John W. Ballantine            $167          $167
Henry P. Becton, Jr.          $167          $167
Dawn-Marie Driscoll           $167          $167
Keith R. Fox                  $167          $167
Paul K. Freeman               $167          $167
Kenneth C. Froewiss           $167          $167
Richard J. Herring            $167          $167
William McClayton             $167          $167
Rebecca W. Rimel              $167          $167
William N. Searcy, Jr.        $167          $167
Jean Gleason Stromberg        $167          $167
Robert Wadsworth              $167          $167

                                      I-15

                               DWS EAFE (Reg. TM)     DWS U.S. BOND
BOARD MEMBER                    EQUITY INDEX FUND      INDEX FUND

Independent Board Member:
John W. Ballantine            $ 813                  $1043
Henry P. Becton, Jr.          $ 813                  $1043
Dawn-Marie Driscoll           $ 813                  $1043
Keith R. Fox                  $ 772                  $ 987
Paul K. Freeman               $1116                  $1454
Kenneth C. Froewiss           $ 772                  $ 987
Richard J. Herring            $ 772                  $ 987
William McClayton             $ 841                  $1081
Rebecca W. Rimel              $ 772                  $ 987
William N. Searcy, Jr.        $ 813                  $1043
Jean Gleason Stromberg        $ 772                  $ 987
Robert Wadsworth              $ 841                  $1081

TOTAL COMPENSATION FROM DWS FUND COMPLEX

                             TOTAL COMPENSATION
                             FROM EACH FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $255,000
Henry P. Becton, Jr.       $255,000
Dawn-Marie Driscoll        $255,000
Keith R. Fox               $240,000
Paul K. Freeman/(2)/       $365,000
Kenneth C. Froewiss        $240,000
Richard J. Herring         $240,000
William McClayton          $265,000
Rebecca W. Rimel           $240,000
William N. Searcy, Jr.     $255,000
Jean Gleason Stromberg     $240,000
Robert Wadsworth           $303,500

(1)   The DWS Fund Complex was composed of 125 funds as of December 31, 2010.

(2)   Includes $125,000 in annual retainer fees received by Dr. Freeman as
Chairperson of DWS funds.

                                      I-16

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for each fund as well as in all US, registered DWS Funds as a group (i.e., those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.

DWS EQUITY 500 INDEX FUND

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Brent Reeder                  $0                               N/A

DWS S & P 500 INDEX FUND

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Brent Reeder                  $0                               N/A

DWS EAFE (Reg. TM) EQUITY INDEX FUND

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Shaun Murphy                  $0                               N/A

DWS U.S. BOND INDEX FUND

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Louis R. D'Arienzo            $0                               N/A

CONFLICTS OF INTEREST

In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. For a fund subadvised by subadvisors unaffiliated with the
Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.

                                      I-17

DWS EQUITY 500 INDEX FUND

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Brent Reeder              24          $17,937,151,333              0                     $0

DWS S&P 500 INDEX FUND

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Brent Reeder              24          $19,322,110,351              0                     $0

DWS EAFE (Reg. TM) EQUITY INDEX FUND

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Shaun Murphy               4            $409,791,464               0                     $0

DWS U.S. BOND INDEX FUND

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                         NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                        REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                 INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER        COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Louis R. D'Arienzo          1          $1,900,000,000               0                     $0

DWS EQUITY 500 INDEX FUND

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Brent Reeder              36           $69,867,284,202              0                    $0

                                      I-18

DWS S&P 500 INDEX FUND

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Brent Reeder              36           $69,867,284,202              0                    $0

DWS EAFE (Reg. TM) EQUITY INDEX FUND

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Shaun Murphy              24           $16,104,592,641              0                    $0

DWS U.S. BOND INDEX FUND

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                              NUMBER OF POOLED
                         NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                          POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                 INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER        VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Louis R. D'Arienzo          5            $5,900,000,000              0                    $0

DWS EQUITY 500 INDEX FUND

OTHER ACCOUNTS MANAGED:

                                                               NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS        ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER           PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS            BASED FEE           ACCOUNTS

Brent Reeder                43            $20,851,236,998            0                   $0

DWS S&P 500 INDEX FUND

OTHER ACCOUNTS MANAGED:

                                                               NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS        ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER           PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS            BASED FEE           ACCOUNTS

Brent Reeder                43            $20,851,236,998            0                   $0

                                      I-19

DWS EAFE (Reg. TM) EQUITY INDEX FUND

OTHER ACCOUNTS MANAGED:

                                                               NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS        ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER           PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS            BASED FEE           ACCOUNTS

Shaun Murphy                50            $64,112,195,886            0                   $0

DWS U.S. BOND INDEX FUND

OTHER ACCOUNTS MANAGED:

                                                               NUMBER OF OTHER     TOTAL ASSETS OF
                                             TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                    NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER       OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Louis R. D'Arienzo            3            $2,700,000,000            0                   $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in each fund and other client accounts.

                                      I-20

PART I: APPENDIX I-E - AFFILIATED SERVICE PROVIDER COMPENSATION

DWS EQUITY 500 INDEX FUND (PAID BY THE FUND)

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DIMA FOR GENERAL       DIMA FOR GENERAL
                          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED            SERVICES               SERVICES

2010                        $1,897,552             $   28,879
2009                        $1,749,793             $  203,635
2008                        $2,373,218             $1,405,359

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2010                         $309,378               $240,714
2009                         $326,660               $246,552
2008                         $350,734               $290,575

DWS EQUITY 500 INDEX FUND (PAID BY THE MASTER PORTFOLIO)

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2010                    $1,214,174        $  832,379            $728,506                  $0
2009                    $1,099,180        $  978,922            $659,510                  $0
2008                    $1,476,892        $1,317,097            $886,137                  $0

DWS S & P 500 INDEX FUND (PAID BY THE FUND)

                        GROSS AMOUNT
                        PAID TO DIMA      AMOUNT WAIVED BY
                         FOR GENERAL      DIMA FOR GENERAL
                       ADMINISTRATIVE      ADMINISTRATIVE
FISCAL YEAR ENDED         SERVICES            SERVICES

2010                      $529,859               $0
2009                      $447,432               $0
2008                      $579,400               $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2010                        $  951,803              $ 19,409
2009                        $  921,837              $252,102
2008                        $1,040,901              $  8,306

                                      I-21

DWS S & P 500 INDEX FUND (PAID BY THE MASTER PORTFOLIO)

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2010                    $1,214,174        $  832,379            $728,506                  $0
2009                    $1,099,180        $  978,922            $659,510                  $0
2008                    $1,476,892        $1,317,097            $886,137                  $0

DWS EAFE (Reg. TM) EQUITY INDEX FUND

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2010                     $811,462             $0                $324,585                  $0
2009                     $687,364             $0                $274,945                  $0
2008                     $988,727             $0                $395,491                  $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2010                         $ 83,657                  $0
2009                         $ 71,055                  $0
2008                         $108,522                  $0

DWS U.S. BOND INDEX FUND

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES

2010                     $730,326          $730,326             $486,884               $111,085
2009                     $418,419          $418,419             $278,946               $188,013
2008                     $294,087          $294,087             $196,058               $126,374

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES

2010                         $157,115               $114,375
2009                         $ 98,841               $ 76,045
2008                         $ 28,725               $ 28,725

DWS EQUITY 500 INDEX FUND

The following waivers were in effect during the most recent three fiscal years:

                                      I-22

For the period December 1, 2008 through September 30, 2010, for Institutional
Class shares, the Advisor had voluntarily agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the fund, including expenses allocated from the master portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the annual operating expenses at 0.15%.

For the period October 1, 2006 through November 30, 2008, for Institutional
Class shares, the Advisor had voluntarily agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the fund, including expenses allocated from the master portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the fund's annual operating expenses at 0.10%.

DWS S&P 500 INDEX FUND

The following waivers were in effect during the most recent three fiscal years:

Effective October 1, 2009, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the fund, including expenses allocated from the master portfolio, to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of Class A,
Class B. Class C and Class S shares at 0.67%, 1.47%, 1.47% and 0.47%, respectively.

For the period May 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund, including expenses allocated from the master portfolio, to the extent necessary to maintain the fund's total annual operating expenses
(excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.53% for Class B shares. For the period October 1,
2009 through April 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund, including expenses allocated from the master portfolio, to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) for
Class A, Class B, Class C and Class S shares at 0.77%, 1.52%, 1.52% and 0.52%, respectively.

For the period October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the fund, including expenses allocated from the master portfolio to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of Class A, Class B, Class C and Class
S shares at 0.62%, 1.37%, 1.37% and 0.37%, respectively.

For the period October 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the fund, including expenses allocated from the master portfolio to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of Class A, Class B, Class C and Class
S shares at 0.68%, 1.43%, 1.43% and 0.43%, respectively.

The following waivers are currently in effect:

The Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the fund, including expenses allocated from the master portfolio, to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of Class A, Class B. Class C and Class
S shares at 0.67%,1.47%, 1.47% and 0.47%, respectively. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

DWS EQUITY 500 INDEX PORTFOLIO

The following waivers were in effect during the most recent three fiscal years:

                                      I-23

For the period January 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the master portfolio to the extent necessary to maintain the annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.05%.

For the period January 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive all or a portion if its investment management fee and reimburse or pay certain operating expenses of the master portfolio to the extent necessary to maintain the annual operating expenses of the master portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.05% of average daily net assets.

For the period October 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion if its investment management fee and reimburse or pay certain operating expenses of the master portfolio to the extent necessary to maintain the annual operating expenses of the master portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.05% of average daily net assets.

DWS EAFE (Reg. TM) EQUITY INDEX FUND

The fund has no waivers that were in effect during the most recent three fiscal years or currently.

DWS U.S. BOND INDEX FUND

The following waivers were in effect during the most recent three fiscal years:

For the period January 1, 2010 through April 30, 2011, the Advisor had contractually agreed to maintain the fund's total annual operating expenses
(excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.59% and 0.34% for Classes A and S, respectively.

In addition, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the fund's total annual operating expenses
(excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.15% for the period January 1, 2010 through
September 30, 2010 and 0.20% for the period October 1, 2010 through December
31, 2010.

For the period February 17, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of Class A and Class S shares at 0.59% and 0.34%, respectively.

Effective for the periods May 1, 2009 through September 30, 2009 and October 1,
2009 through April 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the fund's operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.34% and 0.45%, respectively.

In addition, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the fund's annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.15%.

For the period October 1, 2007 through April 30, 2009, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest ex[emses) to the extent necessary to maintain the fund's annual operating expenses at 0.32%.

The following waivers are currently in effect:

                                      I-24

The Advisor has contractually agreed through September 30, 2011 to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.68% and
0.43% for Class A and S shares, respectively. The agreement may only be terminated with the consent of the fund's Board.

Effective October 1, 2010, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the fund's total annual operating expenses
(excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.20%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

                                      I-25

PART I: APPENDIX I-F - SALES CHARGES

The following tables show the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI for the noted fiscal period(s).

CLASS A INITIAL SALES CHARGE:

                                                                                  AGGREGATE          AGGREGATE
                                            AGGREGATE        AGGREGATE           COMMISSIONS        COMMISSIONS
                               FISCAL         SALES         COMMISSIONS      PAID TO AFFILIATED      RETAINED
                                YEAR       COMMISSIONS     PAID TO FIRMS            FIRMS             BY DIDI

DWS S & P 500 Index Fund         2010        $89,000          $80,000              $ 3,000            $6,000
                                 2009        $24,000          $ 6,000              $12,000            $6,000
                                 2008        $ 8,000          $ 4,000              $     0            $4,000
DWS U.S. Bond Index Fund         2010        $14,000          $11,000              $ 3,000            $    0
                              2009/1/        $ 3,000          $ 2,000              $     0            $1,000

CDSC PAID TO DIDI ON:

                               FISCAL
                                YEAR       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES

DWS S & P 500 Index Fund         2010           $291              $ 9,534            $3,589
                                 2009           $303              $12,419            $1,882
                                 2008           $  4              $ 6,381            $2,112
DWS U.S. Bond Index Fund         2010           $  0                    -                 -
                              2009/1/           $  0                    -                 -

/1/ For the period February 17, 2009 (commencement of operations) through
December 31, 2009.

                                      I-26

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Expenses of each fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent fiscal year.

12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:

                                          12B-1 DISTRIBUTION     12B-1 SHAREHOLDER
                                                 FEES              SERVICES FEES

DWS S & P 500 Index Fund      Class A           $     0              $261,293
                              Class B           $12,388              $  4,211
                              Class C           $78,732              $ 26,423
DWS U.S. Bond Index Fund      Class A           $     0              $162,705

                                      I-27

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER RATES

FUND                                       2010       2009

DWS Equity 500 Index Portfolio                5%        9%
DWS EAFE (Reg. TM) Equity Index Fund          5%        9%
DWS U.S. Bond Index Fund                    167%      132%

BROKERAGE COMMISSIONS

                                          FISCAL     BROKERAGE COMMISSIONS
                                           YEAR          PAID BY FUND

DWS Equity 500 Index Portfolio            2010             $ 85,538
                                          2009             $146,000
                                          2008             $ 91,501
DWS EAFE (Reg. TM) Equity Index Fund      2010             $ 23,194
                                          2009             $ 18,000
                                          2008             $ 50,906
DWS U.S. Bond Index Fund                  2010             $      0
                                          2009             $      0
                                          2008             $      0

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

                                                                               AGGREGATE                        % OF THE
                                                                               BROKERAGE                       AGGREGATE
                                                                              COMMISSIONS                        DOLLAR
                                                   NAME OF                    PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                        FISCAL   AFFILIATED                  TO AFFILIATED      BROKERAGE      PORTFOLIO
                                         YEAR      BROKER      AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS

DWS Equity 500 Index Portfolio          2010       None      -                   None                 -              -
                                        2009       None      -                   None                 -              -
                                        2008       None      -                   None                 -              -
DWS EAFE (Reg. TM) Equity Index Fund    2010     Deutsche       Affiliate       $ 4.42             0.06%          1.01%
                                                  Bank AG       of the
                                                  London       Advisor
                                        2009       None      -                   None                 -              -
                                        2008       None      -                   None                 -              -
DWS U.S. Bond Index Fund                2010       None      -                   None                 -              -
                                        2009       None      -                   None                 -              -
                                        2008       None      -                   None                 -              -

Each fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that each fund held as of the end of its most recent fiscal year.

Listed below are the regular broker dealers of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.

                                      I-28

DWS EQUITY 500 INDEX PORTFOLIO

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS

Citigroup, Inc.                                             29,902,000
Goldman Sachs                                               18,699,000
Morgan Stanley                                               9,001,000
Bank of America Corp.                                       29,286,000
JPMorgan Chase & Co.                                        36,121,000

DWS EAFE EQUITY INDEX FUND

The fund did not hold any securities of its regular brokers or dealers.

DWS U.S. BOND INDEX FUND

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS

Bank of America Corp.                                       6,501,000
Barclays Bank PLC                                             537,000
Goldman Sachs Group, Inc.                                   2,785,000
JPMorgan Chase & Co.                                        3,591,000
Morgan Stanley                                              1,865,000
USB AG                                                        411,000
Credit Suisse                                               1,355,000

TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.

                                                                      COMMISSIONS PAID
                                          AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                        WITH RESEARCH FIRMS      WITH RESEARCH FIRMS

DWS Equity 500 Index Portfolio                    None                      None
DWS EAFE (Reg. TM) Equity Index Fund              None                      None
DWS U.S. Bond Index Fund                          None                      None

                                      I-29

PART I: APPENDIX I-I - INVESTMENT PRACTICES AND TECHNIQUES

Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.

DWS EQUITY 500 INDEX FUND

Asset Segregation
Cash Management Vehicles
Borrowing
Brady Bonds
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Foreign Currencies
Foreign Investment(s)
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program

Investment Company Securities
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Preferred Stock
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Sovereign Debt
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed Delivery Securities
Yields and Ratings

DWS S&P 500 INDEX FUND

Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Common Stocks
Derivatives
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program

Investment Company Securities
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Repurchase Agreements
Short-Term Securities
Warrants
When-Issued and Delayed Delivery Securities

DWS EAFE (Reg. TM) EQUITY INDEX FUND

Asset Segregation
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Foreign Currencies
Foreign Investment(s)
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program

Investment Company Securities
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Preferred Stock
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Sovereign Debt
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed Delivery Securities
Yields and Ratings

                                      I-30

DWS U.S. BOND INDEX FUND

Adjustable Rate Securities
Asset Segregation
Asset-Backed Securities
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Convertible Securities
Derivatives
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Company Securities
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Sovereign Debt
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed Delivery Securities
Yankee Bonds
Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds

                                      I-31

PART I: APPENDIX I-J - ADDITIONAL INFORMATION

FUND                                  CLASS                   CUSIP NUMBER

DWS Equity 500 Index Fund             Class S                 23339C305
Fiscal Year End: 12/31                Institutional Class     23339C206
DWS S & P 500 Index Fund              Class A                 23338J749
Fiscal Year End: 12/31                Class B                 23338J731
                                      Class C                 23338J723
                                      Class S                 23338J699
DWS EAFE (Reg. TM) 500 Index Fund     Institutional Class     23339C768
Fiscal Year End: 12/31
DWS U.S. Bond Index Fund              Class A                 23339C735
Fiscal Year End: 12/31                Class S                 23339C743
                                      Institutional Class     23339C750

                                      I-32


STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II

  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-80
  Arrangements


PART II

Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund"
applies to all funds in the DWS funds complex.

References in Part II of this SAI to "DWS Global Small Cap Growth VIP" and "DWS
Small Mid Cap Growth VIP" reflect fund name changes that are expected to be effective on or about May 1, 2011. The funds' current names are "DWS Global
Opportunities VIP" and "DWS Small Cap Growth VIP," respectively.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. DIMA, with headquarters at 345 Park Avenue, New York, New
York, is the investment advisor for each fund. Under the oversight of the
Board, DIMA on behalf of a fund makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 90 years of experience managing mutual funds.

DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM, is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche
Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company.

DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.

Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.

DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a

                                      II-1

fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA,
Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA,
Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.

TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the applicable
Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.

DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services.
Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.

The Investment Management Agreement provides that a fund, except as noted
below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any;
brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services.
Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.

DWS S&P 500 Plus Fund pays DIMA a single fee (Unitary Fee) under the Investment
Management Agreement and Unitary Fee Agreement (UFA) that covers not only
DIMA's investment management services, but also all of the fund's day-to-day expenses in the ordinary course of business, except as noted below. Except as determined by the Board and to the extent permitted by applicable

                                      II-2

law, DIMA is responsible under the UFA for the payment of all of the fund's day-to-day operating expenses other than distribution fees and expenses (e.g., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as extraordinary expenses (as determined by the Board). DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent and other service providers to the fund. DIMA will pay the compensation of all Board members, officer and executive employees of the fund who are affiliated persons of DIMA. DIMA will also reimburse the fund for the fees and expenses of the Independent Board Members and
Trustee/Director Legal Counsel, and for the fees of the independent accountants.

For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap
Value Fund, and DWS Strategic Value Fund, the Investment Management Agreement
also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the
Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the
Registrant's federal, state and local tax returns; preparing and filing the
Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the
Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant;
assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the
Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the
Registrant in the conduct of its business, subject to the direction and control of the Board.

On behalf of Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman
Small Cap Value Fund, and DWS Strategic Value Fund, pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company
(SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board
Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.

Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS Dreman Mid Cap Value Fund, DWS Dreman Small
Cap Value Fund, and DWS Strategic Value Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund, except for DWS
S&P 500 Plus Fund, is set forth in PART II - APPENDIX II-C.

Under the Investment Management Agreement between DWS S&P 500 Plus Fund and
DIMA, a fund pays DIMA a Unitary Fee calculated daily and payable monthly equal

                                      II-3

to a base fee rate that beginning January 1, 2010 will be adjusted based upon the performance of a fund relative to a benchmark as further described in PART
II - APPENDIX II-C.

The management fee or Unitary Fee is payable monthly, provided that a fund will make such interim payments as may be requested by DIMA not to exceed 75% of the amount of the fee then accrued on the books of a fund and unpaid.

Under a separate agreement between Deutsche Bank AG and the funds, Deutsche
Bank AG has granted a license to the funds to utilize the trademark "DWS."

SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA
(Sub-Advisory Agreement).

Aberdeen Asset Management Inc. (AAMI), 1735 Market Street, Philadelphia, PA
19103, serves as a Sub-Advisor of a portion of the assets for DWS Lifecycle
Long Range Fund. AAMI is an investment advisor registered with the SEC. AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI provides a full range of international investment advisory services to institutional and retail clients.

Deutsche Asset Management International GmbH (DeAMi), Mainzer Landstrasse
178-190, 60325 Frankfurt am Main, Germany, serves as a Sub-Advisor of all or a portion of the assets of certain funds. DeAMi is an investment advisor registered with the SEC and is an affiliate of DIMA and a subsidiary of
Deutsche Bank AG.

Dreman Value Management, L.L.C. (Dreman), 520 East Cooper Avenue Suite 230-4,
Aspen, Colorado 81611, serves as a Sub-Advisor of all the assets of certain funds. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.

Fischer Francis Trees & Watts, Inc. (FFTW), 200 Park Avenue, New York, New York
10166, serves as sub-advisor to DWS Core Fixed Income Fund. FFTW is directly wholly-owned by Charter Atlantic Corporation (CAC), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France.

Northern Trust Investments, Inc. (NTI) 50 South LaSalle Street, Chicago, IL
60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is an
Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a
financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Global Thematic Partners, LLC, 681 Fifth Avenue, New York, NY 10022, serves as
Sub-Advisor to certain funds. Global Thematic Partners commenced operations in
July 2010 and is an investment advisor registered under the 1940 Act.

QS Investors, LLC (QS Investors) 880 Third Avenue, 7th Floor, New York, NY
10017, serves as a Sub-Advisor of all or a portion of the assets of certain funds. QS Investors manages a range of quantitative investment strategies and assists clients with investment solutions that leverage expertise in research, portfolio management, and quantitative analysis. QS Investors commenced operations in August 2010 and is an investment advisor registered with the SEC.

RREEF America L.L.C. (RREEF), 875 North Michigan Avenue, 41st Floor, Chicago,
Illinois 60611, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since
1975 and has been an investment advisor of real estate securities since 1993.

Turner Investment Partners, Inc. (Turner), 1205 Westlakes Drive, Suite 100,
Berwyn, PA 19312, serves as a Sub-Advisor to DWS Turner Mid Cap VIP. Turner is an investment advisor registered with the SEC and is controlled by Robert E.
Turner and Mark D. Turner.

TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable
Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf

                                      II-4

of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from (a) the sub-advisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b) willful misconduct, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.

A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A
Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.

Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund. The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the Sub-Advisor.

SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of a sub-subadvisor agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).

Deutsche Alternatives Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street,
London, United Kingdom, EC2N 2DB, serves as Sub-Subadvisor to a fund. DAAM
Global is an investment advisor registered with the SEC. In addition, DAAM
Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of
Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited (DeAM Hong Kong), 48/F Cheung
Kong Center, 2 Queen's Road Central, Hong Kong, China, serve as Sub-Subadvisors to a fund. DeAM Hong Kong is an investment advisor registered with the SEC. In addition, DeAM Hong Kong is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street,
Sydney NSW 200, Australia, serve as Sub-Subadvisors to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

TERMS OF THE SUB-SUBADVISORY AGREEMENT. Pursuant to the terms of the applicable
Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the
Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A
Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.

Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.

A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board

                                      II-5

Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Trust/Corporation. A
Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory Agreement.

Under the Sub-Subadvisory Agreements, the Sub-Advisor, not a fund, pays each
Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from
DIMA. The Sub-Subadvisor fee is paid directly by the Sub-Advisor at specific rates negotiated between the Sub-Advisor and the Sub-Subadvisor. No fund is responsible for paying the Sub-Subadvisor.

AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In
connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement)
against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the
Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected
Funds, their directors and officers, DIMA and/or certain other parties (Private
Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private
Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.

BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set
forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the
Board, as well as compensation paid to the Independent Board Members and to
Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX I-C.

ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE
AGENT, AND CUSTODIAN

ADMINISTRATOR. DIMA serves as a fund's administrator pursuant to an
Administrative Services Agreement.

For its services under the Administrative Services Agreement, the Administrator
receives a fee at the rate set forth in PART II - APPENDIX II-C. The
Administrator will pay Accounting Agency fees out of the Administrative
Services fee.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The
Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares

                                      II-6

and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services;
supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund;
assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.

The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.

FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Dreman Mid Cap Value
Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, DIMA, One
Beacon Street, Boston, Massachusetts 02108, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIMA receives a fee at the rate set forth in
PART II-APPENDIX II-C. Prior to March 31, 2011, DWS Investments Fund Accounting
Corporation (DIFA), a subsidiary of DIMA, performed these fund accounting services for the funds.

Pursuant to an agreement between DIMA and SSB, DIMA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. Prior to March
31, 2011, DIFA had also delegated these functions to SSB. The costs and expenses of such delegation are borne by DIMA, not by a fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas
City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to the
Transfer Agency and Services Agreement. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.

CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities.
The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

The Custodian's fee may be reduced by certain earnings credits in favor of a fund.

                                      II-7

FUND LEGAL COUNSEL. Provides legal services to the funds.

TRUSTEE/DIRECTOR LEGAL COUNSEL. Serves as legal counsel to the Independent
Board Members.

PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside
Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution
Agreement remains in effect for a class from year to year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the
Board in the manner described above with respect to the continuation of the
Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and
DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).

SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board
Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

                                      II-8

DIDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see
Distribution and Service Agreements and Plans).

DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.

REGULATORY MATTERS AND LEGAL PROCEEDINGS. On December 21, 2006, Deutsche Asset
Management (DeAM) settled proceedings with the Securities and Exchange
Commission (SEC) and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. (DAMI) and DIMA, the investment advisors to many of the DWS
Investments funds, regarding allegations of improper trading of fund shares at
DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder,
Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of
2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to
Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance
Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

                                      II-9

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement
Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers (NASD) (now known as the Financial Industry Regulatory Authority, or
FINRA) announced final agreements in which Deutsche Investment Management
Americas Inc. (DIMA), Deutsche Asset Management, Inc. (DAMI) and DWS Scudder
Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI"))
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS funds' (now known as the DWS
Investments Funds) shares during 2001-2003. The agreements with the SEC and
NASD are reflected in orders which state, among other things, that DIMA and
DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker dealer firms with whom it had arrangements to market and distribute DWS fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or
Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the
DWS funds. These lawsuits name as defendants various persons, including certain
DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/  Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a
Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of
Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND ORGANIZATION

FOR EACH TRUST (EXCEPT DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX
FREE TRUST, DWS VALUE EQUITY TRUST AND CASH ACCOUNT TRUST)

                                     II-10

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize

                                     II-11

or consolidate with any corporation, association, trust or series thereof
(including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the
Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX FREE TRUST AND DWS
VALUE EQUITY TRUST

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or

                                     II-12

fund outstanding and entitled to vote would be required (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law:
(a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the
SEC as an investment company under the 1940 Act.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

                                     II-13

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR CASH ACCOUNT TRUST

The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds.
The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds'
prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board
Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the
Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the
By-laws of the Trust, or any registration of the Trust with the Securities and
Exchange Commission or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove Board Members.
Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the
1940 Act (a) the Trust will hold a shareholder meeting for the election of
Board Members at such time as less than a majority of the Board Members have been elected by shareholders, and (b) if, as a result of a vacancy in the
Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the
Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

                                     II-14

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain amendments of the
Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board to terminate the
Trust (or any fund or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the
Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the
Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

FOR EACH CORPORATION (EXCEPT DWS VALUE SERIES, INC.)

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the
Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the
Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of
Directors determines that a matter does not affect the interests

                                     II-15

of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the
Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.

Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

FOR DWS VALUE SERIES, INC.

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the
Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, and account size requirements as the Board of Directors may establish or change from time to time and to the extent permitted under the
1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the

                                     II-16

President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the
Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

The Board of Directors, in its sole discretion, may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.

Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution.

PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law.
Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents.
Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur.
Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.

Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by DIDI of the order accompanied by payment in the case of a purchase order. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).

USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may

                                     II-17

receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients'
accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the
Shareholder Service Agent for these services.

A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:

o     Traditional, Roth and Education IRAs. This includes Savings Incentive
      Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee
      Pension Plan (SEP) IRA accounts and prototype documents.

o     403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o     Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult their own tax advisors before establishing a retirement plan.

PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares.

PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "DWS Sales Charge and Dealer Commission
Schedule" set forth in PART II - APPENDIX II-F.

CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.

COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule"

                                     II-18

set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter)
provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or
ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases,
Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:

(1)    a current or former director or trustee of Deutsche or DWS mutual funds;

(2)    an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;

(3)    certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;

(4)    any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (1) and (2);

(5)    persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(6)    selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;

(7)    unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
       Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(8)    through certain investment advisors registered under the Investment
       Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by
       DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;

(9)    employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex

                                     II-19

       Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the
       Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(10)   investors investing $1 million or more ($250,000 or more for DWS
       Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income
       Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund,
       DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free
       Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS
       Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS
       Short-Term Municipal Bond Fund, DWS Short Duration Plus Fund, DWS
       Strategic High Yield Tax-Free Fund, DWS Select Alternative Allocation
       Fund, DWS Strategic Government Securities Fund and DWS Strategic Income
       Fund), either as a lump sum or through the Combined Purchases, Letter of
       Intent and Cumulative Discount features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase
       Privilege is not available if another net asset value purchase privilege is available;

(11)   defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value without a sales charge in connection with:

(12)   the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by
       DIDI and consistent with regulatory requirements;

(13)   a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
       ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates into a DWS Investments IRA;

(14)   reinvestment of fund dividends and distributions; and

(15)   exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.

Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as
Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et
al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class."
Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i)
Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of
Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares are subject to a contingent deferred sales charge of
4.00% that declines over time (for shares sold within six years of purchase)
and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales
Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.

As described in the prospectus, Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.

                                     II-20

PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of
1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer
Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of
Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).

PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set
forth in PART II - APPENDIX II-H, and the discussion of Rule 12b-1 Plans under
Distribution and Service Agreements and Plans below).

The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class
R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder
Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.

Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the
Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.

PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.

The following provisions apply to DWS Investments Flex Plans.

(1)    Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS
       Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

(2)    Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the

                                     II-21

       $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase
       Class A shares at net asset value.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares.
If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

MONEY MARKET FUNDS. Shares of a fund are sold at net asset value directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal
Funds (monies credited to a bank's account with its regional Federal Reserve
Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.

VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series
II and DWS Investments VIT Fund are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.

PURCHASES IN-KIND. This section is applicable only to the following funds: DWS
High Income Plus Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS
Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value"
as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares. Please consult the prospectus for the availability of these redemption features for a specific fund.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm

                                     II-22

of a national securities exchange or other financial institution permitted by
SEC rule. DWS accepts Medallion Signature Guarantees. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors
Act), executors, administrators, trustees or guardians.

WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank.
The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

AUTOMATIC WITHDRAWAL PLAN. An owner of $5,000 or more of a class of a fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to an Automatic
Withdrawal Plan (the "Plan"). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is
12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.

Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder
Service Agent ten days prior to the date of the first automatic withdrawal. A
Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid.
Therefore, a fund will not knowingly permit additional investments in Class A shares of less than $2,000 if the investor is at the same time making systematic withdrawals.

CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC for shares purchased through the Large Order NAV Purchase
Privilege will be waived in the event of:

                                     II-23

(1)    redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code (Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(2)    redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or
       ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or
       ExpertPlan for Flex Plans) and DIDI and its affiliates;

(3)    redemption of shares of a shareholder (including a registered joint owner) who has died;

(4)    redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security
       Administration);

(5)    redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12%
       per year of the net asset value of the account;

(6)    redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans; and

(7)    for shares purchased prior to February 1, 2011, redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large
       Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (6) above for Class A shares. In addition, this CDSC will be waived:

(a)        for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section
           72(t)(2)(A)(iv) prior to age 59 1/2;

(b)        for redemptions to satisfy required minimum distributions after age
           70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and

(c)        in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:

(i)        redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

       (ii)       redemption of shares purchased through a dealer-sponsored
       asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account
Trust; Cash

                                     II-24

Reserves Fund Institutional, a series of DWS Institutional Funds; DWS Money
Market Series, a series of DWS Money Market Trust; and Treasury Portfolio and
DWS Variable NAV Money Fund, each a series of Investors Cash Trust.

CHECKWRITING FOR CLASS A, B AND C SHARES (applicable to DWS Short Duration Plus
Fund, DWS Intermediate Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund
only). The Checkwriting Privilege is not offered to new investors. The
Checkwriting Privilege is available for shareholders of DWS Intermediate
Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short
Duration Plus Fund) who previously elected this privilege prior to August 19,
2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to
July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street Bank and Trust Company and the Transfer
Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.

MONEY MARKET FUNDS ONLY

The following sections relate to certain Money Market Funds. Please consult the prospectus for the availability of these redemption features for a specific fund.

REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing
House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice.
(Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying.
Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10)
days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service
Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the

                                     II-25

payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (800-621-1048 but for Class S shares use 800-728-3337 and for
Institutional class shares use 800-730-1313) or write (DWS Investments Service
Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service
Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The
Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60)
days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder
Service Agent in time.

Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service
Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder
Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.

A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the
National Automated Clearing House Association (NACHA) Operating Rules and any
local ACH operating rules then in effect, as well as Regulation E of the
Federal Reserve Board.

REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a
Redemption Check is presented for payment, a sufficient number of full and fractional shares

                                     II-26

in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption
Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.

Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder
Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.
A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when
"stop payment" of a Redemption Check is requested.

SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money
Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

EXCHANGES

The exchange features may not be available to all funds. Please consult the prospectus for the availability of exchanges for a specific fund. A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares.

GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a
CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund
(which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.

Shareholders who exchange their shares out of a DWS money market fund into
Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call 800-621-1048 (for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313).

Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.

MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money
Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS
Money Market

                                     II-27

Fund shares: (1) a current or former director or trustee of the Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE: Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.

COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an
Incentive Plan (Plan) covering wholesalers that are regional vice presidents
(DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics.
Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund.
Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III:
non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:

o     a fund's consistency with DWS Investments' branding and long-term strategy

o     a fund's competitive performance

o     a fund's Morningstar rating

o     The length of time a fund's Portfolio Managers have managed a fund/Strategy

o     Market size for the fund tier

o     a fund's size, including sales and redemptions of a fund's shares

This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS
Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically.
No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com/EN/  wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments
Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.

In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The
Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments
Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

                                     II-28

FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART
II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.

COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed
0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay
compensation from their own resources (see Financial Intermediary Support
Payments below).

COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically,
the shareholders of DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class
B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders
(see Financial Intermediary Support Payments below).

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund
(generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the

                                     II-29
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Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor,
0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each fund has been advised that the Advisor, the
Distributor and their affiliates expect that the firms listed in PART II -
APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers.
However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes generally taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses, and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will be treated for federal income tax purposes as having received their

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

share of such gains, but will then generally be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.

A fund has a schedule for paying out any earnings to shareholders (see
Understanding Distributions and Taxes in each fund's prospectus). Additional distributions may also be made in November or December (or treated as made on
December 31) if necessary to avoid an excise tax imposed under the Code.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends (see Taxation of US Shareholders -
Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the
Shareholder Service Agent, in writing, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus.
Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests in writing that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or net realized capital gain in order to satisfy the minimum distribution requirements contained in the Code.

DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly.
Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value on the last business day of the month. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.

Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund.
Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of

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purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

Distributions of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.

If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that such policy not be applied to the shareholder's account. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.

DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

I. RETAIL FUNDS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.

RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A
Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1
Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the
Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule
12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund.
For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where
DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution
Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the

                                     II-32

annual rate of 0.75% of average daily net assets of a fund attributable to its
Class B shares. This fee is accrued daily as an expense of Class B shares.
Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of
Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc.
under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the
Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.

CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement,
DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.

With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25%
of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.

Firms to which service fees may be paid include affiliates of DIDI. In addition
DIDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to
0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.

II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C
SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)

RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for

                                     II-33

the benefit of the relevant classes under a fund's Services Agreement with
DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to the
Services Agreement or by financial services firms under a Shareholder Services
Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule
12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.

DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money
Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the
Service Shares of the applicable fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

Premier Shares - Tax-Exempt California Money Market Fund. The Distribution
Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan.
DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.

Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The
Distribution Agreement authorizes the fund to pay DIDI, as an expense of
Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Advisor funds, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the
Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to
0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

Premium Reserve Money Market Shares - Cash Account Trust. The Services
Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve
Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay
the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.

Premier Money Market Shares - Cash Account Trust and Investors Cash Trust. The
Distribution Agreement authorizes a fund to pay DIDI, as an expense of the
Premier Money Market Shares classes of the Money Market

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Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the
Treasury Portfolio of Investors Cash Trust, a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the
Premier Money Market Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money
Market Shares held in accounts that they maintain and service.

Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution
Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash
Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the
Money Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash
Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus
Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent
Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash
Equivalent Plus Shares of average daily net assets of those shares of a fund.
This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the
Money Market Portfolio and the Government & Agency Securities Portfolio.

Capital Assets Funds - Cash Account Trust. The Distribution Agreement
authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market
Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt
Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% in the case of the Capital Assets Funds Shares and
0.20% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes,
RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Capital Assets Funds Shares and
0.10% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and
0.10% of average daily net assets in the case of those accounts in the Capital
Assets Funds Preferred Shares that it maintains and services. The Capital
Assets Funds Preferred Shares class is limited to the Money Market Portfolio.

Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed
Shares class of the Government & Agency Securities Portfolio of Cash Account
Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant

                                     II-35

to a Rule 12b-1 Plan. The Rule 12b-1 Plan authorizes the payment of up to 0.25%
of average daily net assets of those shares of a fund and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the
Treasury Portfolio of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the
Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. This fee is not paid pursuant to a Rule 12b-1 Plan.
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of
Institutional Shares held in accounts that they maintain and service.

Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors
Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash
Account Trust and the Investment Class of the Treasury Portfolio of Investors
Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the
Investment Class shares of the applicable fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the
Investment Class held in accounts that they maintain and service.

Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement
authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the
Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.

Managed Shares - Cash Reserve Fund, Inc. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Managed Shares class of the Prime Series of Cash Reserve Fund, Inc., an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Shareholder Services Plan for Cash Management Fund - Institutional and Cash
Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY
Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier
Shares, each a series and class of DWS Advisor Funds. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the
Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account

                                     II-36

designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.

The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b)
the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not
"interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period.
The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund.
Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.

IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS
Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B-2 shares. Under the
Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of
0.25% of the average daily net assets of the Class B shares or Class B-2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class
B shares or Class B-2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or
Class B-2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or
Class B-2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the
Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the
Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or
Class B-2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B-2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule

                                     II-37

12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B-2 shares of a fund without the approval of the shareholders of such class.

INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it.
Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.
Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.

IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE
PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED
HEREIN, AND IN A FUND'S PROSPECTUS.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter.
Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage

                                     II-38

services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the
Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the
Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the
Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.

The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management

                                     II-39

of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest.
Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the
Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.

PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (SEC) quarterly filings (and monthly filings for money market funds), each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.

Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (DeAM), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (Authorized Third Parties).

Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information.
Periodic reports regarding these procedures will be provided to the Board.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.

                                     II-40

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Board exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by
DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.

NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the
New York Stock Exchange (Exchange) on each day the Exchange is open for trading
(Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day (except 2011), Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer.
Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

                                     II-41

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated
Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon)
are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time.
If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a fund asset are not readily available or if the
Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value.
The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's
Pricing Committee.

The following paragraph applies to: DWS Life Compass Retirement Fund, DWS Life
Compass 2015 Fund, DWS Life Compass 2020 Fund, DWS Life Compass 2030 Fund, DWS
Life Compass 2040 Fund, DWS Alternative Asset Allocation Plus Fund, DWS Select
Alternative Asset Allocation Fund and DWS Alternative Asset Allocation Plus
VIP. The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying
DWS Fund in which the fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the
Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the fund by each Underlying DWS Fund's accounting agent.

The following additional paragraphs apply to: DWS Equity 500 Index Fund and DWS
S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio -
the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.

Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the
Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.

As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value
Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio.
Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the
Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in

                                     II-42

the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.

Applicable to money market funds other than DWS Money Market Series, Cash
Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime
Series. The net asset value (NAV) per share of a fund is calculated on each day
(Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York
Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early
Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin
Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.

Applicable to the following money market funds (each, a fund): DWS Money Market
Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional
and Prime Series. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash
Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV)
per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the
Exchange is not open or beyond an early Exchange closing time, as described in a fund's

                                     II-43

prospectus. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on
the preceding Friday or subsequent Monday when one of these holidays falls on a
Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such
Valuation Day, the value of each investor's beneficial interest in the
Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the
Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the
Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the
Portfolio level at the discretion of its Board.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the

                                     II-44

fair value of such portfolio assets will be determined in good faith by the
Portfolio's Pricing Committee (or, in some cases, the Board's Valuation
Committee) based upon input from the Advisor or other third parties.

PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the
Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines)
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The
Policies are included in PART II - APPENDIX II-I.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the
Registration Statement which a fund has filed with the SEC under the Securities
Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                     II-45

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON.: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds,
Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

AAA: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue rated a is considered to be an upper-medium-grade preferred stock.
While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

BA: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking;
and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1 OR P-1: (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well established industries.

o     High rates of return on funds employed.

o     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                                     II-46

o     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o     Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 OR P-2: (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 OR P-3: (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

NOT PRIME: Do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL SHORT-TERM RATINGS

There are four rating categories for state and municipal short-term obligations that define an investment grade situation: MIG 1, MIG 2, MIG 3, and MIG 4 (or
VMIG 1, VMIG 2, VMIG 3, and VMIG 4 in the case of an issue having a variable rate demand feature).

MIG 1 OR VMIG 1: Judged to be of the best quality.

MIG 2 OR VMIG 2: Judged to be of the high quality, with margins or protection ample although not as large as in the preceding group.

MIG 3 OR VMIG 3: Judged to be of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG4 OR VMIG 4: Judged to be of adequate quality.

SG: Denotes speculative quality.

STANDARD & POOR'S RATINGS SERVICES LONG-TERM RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to meet its financial commitment on the debt is extremely strong.

AA: Debt rated AA has a very strong capacity to meet its financial commitment and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to meet its financial commitment, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated BBB has an adequate capacity to meet its financial commitment.
Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to meeting its financial commitment. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet its financial commitment. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment.

CCC: Debt rated CCC is currently vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment.

                                     II-47

CC: Debt rated CC is currently high vulnerability to default.

C: Debt rated C is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

NR: Debt may lack a S&P rating because no rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES SHORT-TERM RATINGS

A-1: This highest category indicates a strong capacity to meet its financial commitment. Those obligors determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity to meet its financial commitment is satisfactory. However, its ability to meet its financial commitment is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

A-3: Issues carrying this designation have adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

B: Obligations are regarded as having significant speculative characteristics.
Ratings of `B-1', `B-2' and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: An obligation is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: An obligation is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM RATINGS

SP-1: Reflects a very strong or strong capacity to pay principal and interest.
Notes issued with "overwhelming safety characteristics" will be rated "SP-1+".

SP-2: Reflects a satisfactory capacity to pay principal and interest.

SP-3: Reflects a speculative capacity to pay principal and interest.

                                     II-48

DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, `AAA/A-1+'). With U.S. municipal short-term demand debt,
S&P note rating symbols are used with the short-term issue credit rating symbols (for example, `SP-1+/A-1+').

FITCH INVESTORS SERVICE, INC. LONG-TERM RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

F1: Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                     II-49

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

FITCH INVESTORS SERVICE, INC. MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+,"
"F-1," and "F-2."

STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

The investment process involves assessment of various factors - such as product and industry position, corporate resources and financial policy - with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality.
The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years - a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle.
Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+   Highest           B+   Average           C   Lowest
A    High              B    Below Average     D   In Reorganization
A-   Above Average     B-   Lower

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments. A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                                     II-50
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PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS

IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board
Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor
(each, an "Independent Board Member") is c/o Paul K. Freeman, Independent
Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

INDEPENDENT BOARD MEMBERS

NAME, YEAR OF BIRTH,
POSITION                                                                     NUMBER OF
WITH THE TRUST/CORPORATION                                                   FUNDS IN DWS
AND LENGTH OF TIME            BUSINESS EXPERIENCE AND                        FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS          OVERSEEN       HELD BY BOARD MEMBER
Paul K. Freeman (1950)        Consultant, World Bank/Inter-American               113       _
Chairperson since 2009, and   Development Bank; Executive and Governing
Board Member since 1993       Council of the Independent Directors Council
                              (education committees); formerly: Project
                              Leader, International Institute for Applied
                              Systems Analysis (1998-2001); Chief
                              Executive Officer, The Eric Group, Inc.
                              (environmental insurance) (1986-1998)
John W. Ballantine (1946)     Retired; formerly: Executive Vice President         113       _
Board Member since 1999       and Chief Risk Management Officer, First
                              Chicago NBD Corporation/The First National
                              Bank of Chicago (1996-1998); Executive Vice
                              President and Head of International Banking
                              (1995-1996); Directorships: Healthways Inc.
                              (provider of disease and care management
                              services); Portland General Electric (utility
                              company); Stockwell Capital Investments
                              PLC (private equity); former Directorships:
                              First Oak Brook Bancshares, Inc. and Oak
                              Brook Bank; Prisma Energy International
Henry P. Becton, Jr. (1943)   Vice Chair and former President, WGBH               113       Lead Director, Becton
Board Member since 1990       Educational Foundation; Directorships:                        Dickinson and Company/(2)/
                              Association of Public Television Stations;                    (medical technology
                              Public Radio International; Public Radio                      company); Lead Director, Belo
                              Exchange (PRX); The PBS Foundation; former                    Corporation/(2)/ (media
                              Directorships: Boston Museum of Science;                      company)
                              American Public Television; Concord
                              Academy; New England Aquarium; Mass.
                              Corporation for Educational
                              Telecommunications; Committee for
                              Economic Development; Public Broadcasting
                              Service

                                      II-51
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NAME, YEAR OF BIRTH,
POSITION                                                                      NUMBER OF
WITH THE TRUST/CORPORATION                                                    FUNDS IN DWS
AND LENGTH OF TIME           BUSINESS EXPERIENCE AND                          FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                  DIRECTORSHIPS DURING THE PAST 5 YEARS            OVERSEEN       HELD BY BOARD MEMBER
Dawn-Marie Driscoll (1946)   President, Driscoll Associates (consulting            113       Trustee, Sun Capital Advisers,
Board Member since 1987      firm); Executive Fellow, Center for Business                    Inc. (22 open-end mutual
                             Ethics, Bentley University; formerly: Partner,                  funds advised by Sun Capital
                             Palmer & Dodge (1988-1990); Vice President                      Advisers, Inc.) (since 2007)
                             of Corporate Affairs and General Counsel,
                             Filene's (1978-1988); Directorships: Director
                             of ICI Mutual Insurance Company (since
                             2007); Advisory Board, Center for Business
                             Ethics, Bentley University; Trustee,
                             Southwest Florida Community Foundation
                             (charitable organization); former
                             Directorships: Investment Company Institute
                             (audit, executive, nominating committees)
                             and Independent Directors Council
                             (governance, executive committees)
Keith R. Fox (1954)          Managing General Partner, Exeter Capital              113       _
Board Member since 1996      Partners (a series of private investment
                             funds); Directorships: Progressive
                             International Corporation (kitchen goods
                             importer and distributor); BoxTop Media Inc.
                             (advertising); The Kennel Shop (retailer);
                             former Chairman, National Association of
                             Small Business Investment Companies
Kenneth C. Froewiss          Adjunct Professor of Finance, NYU Stern               113       _
(1945) Board Member since    School of Business (September 2009 -
2001                         present; Clinical Professor from 1997-
                             September 2009); Member, Finance
                             Committee, Association for Asian Studies
                             (2002-present); Director, Mitsui Sumitomo
                             Insurance Group (US) (2004-present); prior
                             thereto, Managing Director, J.P. Morgan
                             (investment banking firm) (until 1996)
Richard J. Herring           Jacob Safra Professor of International                113       Director, Japan Equity Fund,
(1946) Board Member since    Banking and Professor, Finance Department,                      Inc. (since September 2007),
1990                         The Wharton School, University of                               Thai Capital Fund, Inc. (since
                             Pennsylvania (since July 1972); Co-Director,                    2007), Singapore Fund, Inc.
                             Wharton Financial Institutions Center (since                    (since September 2007)
                             July 2000); Co-Chair, U.S. Shadow Financial
                             Regulatory Committee; Executive Director,
                             Financial Economists Roundtable;
                             Independent Director of Barclays Bank
                             Delaware (since September 2010); formerly:
                             Vice Dean and Director, Wharton
                             Undergraduate Division (July 1995-June
                             2000); Director, Lauder Institute of
                             International Management Studies (July
                             2000-June 2006)
William McClayton            Private equity investor (since October 2009);         113       _
(1944) Board Member since    previously: Managing Director, Diamond
2004                         Management & Technology Consultants, Inc.
                             (global consulting firm) (2001-2009);
                             Directorship: Board of Managers, YMCA of
                             Metropolitan Chicago; formerly: Senior
                             Partner, Arthur Andersen LLP (accounting)
                             (1966-2001); Trustee, Ravinia Festival

                                      II-52
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NAME, YEAR OF BIRTH,
POSITION
WITH THE TRUST/CORPORATION
AND LENGTH OF TIME              BUSINESS EXPERIENCE AND
SERVED/(1)/                     DIRECTORSHIPS DURING THE PAST 5 YEARS
Rebecca W. Rimel (1951)         President and Chief Executive Officer, The
Board Member since 1995         Pew Charitable Trusts (charitable
                                organization) (1994 to present); Trustee,
                                Thomas Jefferson Foundation (charitable
                                organization) (1994 to present); Trustee,
                                Executive Committee, Philadelphia Chamber
                                of Commerce (2001 to 2007); formerly:
                                Executive Vice President, The Glenmede
                                Trust Company (investment trust and wealth
                                management) (1983 to 2004); Board
                                Member, Investor Education (charitable
                                organization) (2004-2005); Trustee, Pro
                                Publica (charitable organization) (2007-2010)
William N. Searcy, Jr. (1946)   Private investor since October 2003;
Board Member since 1993         formerly: Pension & Savings Trust Officer,
                                Sprint Corporation/(2)/ (telecommunications)
                                (November 1989-September 2003)
Jean Gleason Stromberg          Retired; formerly: Consultant (1997-2001);
(1943) Board Member since       Director, Financial Markets US Government
1997                            Accountability Office (1996-1997); Partner,
                                Fulbright & Jaworski, L.L.P. (law firm) (1978-
                                1996); Directorships: The William and Flora
                                Hewlett Foundation; former Directorships:
                                Service Source, Inc., Mutual Fund Directors
                                Forum (2002-2004), American Bar
                                Retirement Association (funding vehicle for
                                retirement plans) (1987-1990 and 1994-
                                1996)
Robert H. Wadsworth (1940)      President, Robert H. Wadsworth &
Board Member since 1999         Associates, Inc. (consulting firm) (1983 to
                                present); Director, The Phoenix Boys Choir
                                Association

NAME, YEAR OF BIRTH,
POSITION                        NUMBER OF
WITH THE TRUST/CORPORATION      FUNDS IN DWS
AND LENGTH OF TIME              FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                     OVERSEEN       HELD BY BOARD MEMBER
Rebecca W. Rimel (1951)              113       Director, CardioNet, Inc.
Board Member since 1995                        (healthcare) (2009-present);
                                               Director, Viasys Health Care/(2)/
                                               (January 2007-June 2007)
William N. Searcy, Jr. (1946)        113       Trustee, Sun Capital Advisers,
Board Member since 1993                        Inc. (22 open-end mutual
                                               funds advised by Sun Capital
                                               Advisers, Inc.) (since 1998)
Jean Gleason Stromberg               113       _
(1943) Board Member since
1997
Robert H. Wadsworth (1940)           116       _
Board Member since 1999

OFFICERS/(4)/

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION           BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/       DIRECTORSHIPS DURING THE PAST 5 YEARS
Michael G. Clark/(6)/ (1965)         Managing Director/(3)/, Deutsche Asset Management (2006-present); President of DWS
President, 2006-present              family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                     formerly: Director of Fund Board Relations (2004-2006) and Director of Product
                                     Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                     Operations, Merrill Lynch Asset Management (1999-2000)
John Millette/(7)/ (1962)            Director/(3)/, Deutsche Asset Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(6)/ (1963)         Managing Director/(3)/, Deutsche Asset Management (since July 2004); formerly:
Chief Financial Officer, 2004-       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
present Treasurer, 2005-             Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
present                              Asset Management (1994-1998)
Caroline Pearson/(7)/ (1962)         Managing Director/(3)/, Deutsche Asset Management; formerly: Assistant Secretary for
Chief Legal Officer, April 2010-     DWS family of funds (1997 -2010)
present

                                      II-53

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Rita Rubin/(8)/ (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
Assistant Secretary, 2009-         formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
present
Paul Antosca/(7) /(1957)           Director/(3)/, Deutsche Asset Management (since 2006); formerly: Vice President, The
Assistant Treasurer, 2007-         Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
present
Jack Clark /(7)/ (1967)            Director/(3)/, Deutsche Asset Management (since 2007); formerly: Vice President, State
Assistant Treasurer, 2007-         Street Corporation (2002-2007)
present
Diane Kenneally/(7)/ (1966)        Director/(3)/, Deutsche Asset Management
Assistant Treasurer, 2007-
present
John Caruso/(8)/ (1965)            Managing Director/(3)/, Deutsche Asset Management
Anti-Money Laundering
Compliance Officer, 2010-
present
Robert Kloby/(8)/ (1962)           Managing Director/(3)/, Deutsche Asset Management
Chief Compliance Officer,
2006-present

/(1)/ The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
/(2)/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/(3)/ Executive title, not a board directorship.
/(4)/ As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
/(5)/ The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
/(6)/ Address: 100 Plaza One, Jersey City, New Jersey 07311.
/(7)/ Address: One Beacon Street, Boston, Massachusetts 02108.
/(8)/ Address: 60 Wall Street, New York, New York 10005.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.

Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer

BOARD MEMBER QUALIFICATIONS

The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board
Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the
DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various US and foreign banks.

                                     II-54

Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Dricoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the
Independent Directors Council of the Investment Company Institute and her
experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.

Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the
Investment Company Institute.

Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.

Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his previous service as a director and/or senior executive officer of several mutual funds.

                                     II-55
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PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION

FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS
AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The
Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus.
Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

COMPENSATION OF PORTFOLIO MANAGERS

Portfolio managers are paid on a Total Compensation basis, which includes: (i)
fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank
AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.
Variable pay comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account).
The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation,
Deutsche Asset Management considers a number of quantitative and qualitative factors:

o  Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

o  Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

o  Other factors (e.g. teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

                                     II-56

o  Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o  The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts.
The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's
Board.

                                     II-57

FOR FUNDS ADVISED BY ABERDEEN (AAMI)

COMPENSATION

AAMI's remuneration policy (Policy) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:

BASIC SALARY. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results.
Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

ANNUAL BONUS. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

DEFERRED BONUS. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset
Management businesses, including in some cases participation in the Long Term
Incentive Plan. The costs of these arrangements are being borne by both
Deutsche Asset Management and AAMI.

CONFLICTS

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a fund. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

                                     II-58

o  Certain investments may be appropriate for a fund and also for other clients advised by AAMI, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
   In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of
   AAMI in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

FOR FUNDS ADVISED BY DREMAN

COMPENSATION

The Funds have been advised that Dreman has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance by utilizing both quantitative and qualitative factors.

Dreman's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of Dreman's compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.
Additionally, employees are eligible for a profit sharing plan.

Investment professionals may receive equity in the form of units or fractional units of membership interest in Dreman or they may receive employee retention bonus units which enable them to participate in the growth of the firm.
Investment professionals also participate in Dreman's profit sharing plan, a defined contribution plan that allows Dreman to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. Dreman's profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to Dreman's profit sharing plan vest over a specified term. Finally all employees of Dreman including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

CONFLICTS

                                     II-59

The sub-advisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.

The sub-advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

FOR FUNDS ADVISED BY FISCHER FRANCIS TREES & WATTS, INC. (FFTW)

COMPENSATION

FFTW aims to provide all staff with total compensation packages that are competitive with the applicable local market. Compensation is based on a combination of individual, team and firm performance. FFTW has a carefully considered approach to compensation (described below) which is a significant factor in retaining both key and promising employees. FFTW's structure, as a subsidiary of BNP Paribas, offers the transparency and flexibility of a boutique with the resources of a large firm. Many talented employees do not want to deal with the bureaucracy of big firms, but are concerned about the risk of small firms.

Compensation is based on a combination of individual, team, and firm performance. There are two standard components of the remuneration structure for FFTW professional staff based on market survey data: salary and discretionary bonus. A significant portion of remuneration for investment professionals is variable compensation, which is dependent on their investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and client service support. In addition, to competitive base salaries, and discretionary bonuses related to the quantitative and qualitative components listed above, FFTW has an incentive plan that includes a large degree of deferral, specifically as a retention tool for the senior portfolio managers.

CONFLICTS

Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and to other segregated accounts are minimized at FFTW by FFTW's investment management decision making process and
FFTW's trade allocation policy. FFTW's investment team is organized into teams by product area. The teams are responsible for determining strategy for all portfolios within their group. Views are debated and strategy is determined in weekly strategy sessions, with the participation of heads of each product team.
Strategy and positions are expressed in terms of risk exposures relative to a benchmark which are then translated into portfolio positions according to each client's benchmark and guideline parameters.

Every portfolio, including mutual fund portfolios, is assigned to a Portfolio
Manager within the relevant product area. The Portfolio Manager is responsible for ensuring the implementation of the product strategy in each portfolio, subject to benchmark limitations and guideline parameters. The Portfolio
Manager either executes trades in the portfolio himself or delegates to another member of the investment team who assumes responsibility for issue selection within that sector. The process ensures that investment decisions for specific portfolios are consistent with the strategy for the product area, taking into account the individual portfolio's benchmark, risk parameters and investment guidelines.

In terms of setting a portfolio's risk parameters, these are established at the portfolio's inception, based upon the client's investment guidelines and overall risk preferences. The Portfolio Manager and the Client Portfolio
Manager monitor the portfolio's compliance with such parameters on an ongoing basis, while ultimately the Compliance group assumes responsibility for ensuring guideline compliance.

                                     II-60

The process ensures that strategy is determined at the product level and executed across all portfolios within that product grouping, subject only to pre-determined risk parameters and to client guideline and benchmark parameters.

In addition, FFTW executes trades on behalf of all similarly managed accounts within a product group on a block basis. Block transactions are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocated the trades according to each participating portfolio's size and pre-determined, pre-programmed risk profiles. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.

Trade allocation and best execution practices are monitored and reviewed on a monthly basis as part of the Global Compliance Monitoring Program, which is carried out independently by FFTW's Compliance group. This review takes into consideration FFTW's trading procedures and the nature of the fixed income markets. Trade execution prices for a sampling of trades are compared with an independent source. An explanation is sought from the investment professional in the event of significant variance between the trade execution price and the price determined by the independent source. The variance is noted and is included in a report issued to senior management on a quarterly basis. Any deviations which occurred from FFTW's policy to allocate investment opportunities fairly and equitably across all participating accounts would be identified during this review.

Finally, on an annual basis, the firm engages an independent auditor to perform a SAS 70 Type II exam and opine on the operating effectiveness of the firm's internal controls.

FOR FUNDS ADVISED BY NORTHERN TRUST INVESTMENTS, INC. (NTI)

COMPENSATION

As of March 31, 2008 the compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust
Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.

FOR FUNDS ADVISED BY GLOBAL THEMATIC PARTNERS, LLC (GTP) COMPENSATION

Investment professionals will be eligible for total compensation comprised of base salary and variable compensation.

                                     II-61

BASE SALARY. Investment professionals are paid a base salary that is determined by their job functions, responsibilities and financial services industry peer comparison through the use of market data surveys.
VARIABLE COMPENSATION. Key professionals also receive a cash bonus which generally comprises a greater proportion of total compensation. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of GTP, and the individual's contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals will earn a total compensation package that is highly competitive. In addition, key investment personnel are incentivized through a profit sharing equity plan which is based on each individuals contribution to out-performance.

CONFLICTS
GTP's portfolio managers are responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement or a performance based fee. This may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades, among other things. Additionally, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GTP has developed and adopted a Code of Ethics as well as other policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise.

FOR FUNDS ADVISED BY QS INVESTORS, LLC (QS INVESTORS)

COMPENSATION

Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.

BASE SALARY. Base salary will be linked to job functions, responsibilities and financial services industry peer comparison.

VARIABLE COMPENSATION. Variable compensation for portfolio managers will be linked to the metrics they have responsibility for; checking and implementing research models, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring that no trading errors occur. The qualitative analysis of a portfolio manager's individual performance will be based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk
Management procedures, the firm's Code of Ethics and "living the values" of the firm will also be factors.

CONFLICTS

QS Investors maintains policies and procedures reasonably designed to minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. These conflicts may be real, potential, or perceived, and are described in detail below.

o  QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio's investment objectives and guidelines, cash availability, and current holdings.
   Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS
   Investors to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

                                     II-62

o  QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long only strategies, QS
   Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

o  Portfolio managers may be responsible for managing multiple portfolios.
   Portfolio managers are aligned by investment strategy and employ similar investment models across multiple portfolios to support equitable division of time and attention required to manage all portfolios under their management.

o  In certain cases, portfolios may include incentive-based fees, such as performance fees. These portfolios may be managed alongside other portfolios and are managed in the same manner as all other portfolios with like strategies; investment decisions and allocations are not based on the existence of performance or other incentive-based fees. To manage conflicts that may arise from management of portfolios with incentive-based fees, performance in portfolios with like strategies is regularly reviewed by management.

o  Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics address this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.

FOR FUNDS ADVISED BY TURNER

COMPENSATION

Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys.
Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is
responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

CONFLICTS

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering
(IPO), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's
Form ADV, Part II for a description of some of its policies and procedures in this regard.

                                     II-63

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS

FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee for each fund is accrued daily and paid monthly, at the annual percentage rate of daily net assets indicated below:

FUND NAME                                       MANAGEMENT FEE RATE
Tax-Free Income Funds
DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Thereafter 0.470%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax-Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%

                                      II-64

FUND NAME                              MANAGEMENT FEE RATE
Taxable Income Funds
DWS Core Fixed Income Fund         First $1.5 billion 0.400%
                                   Next $1.75 billion 0.385%
                                   Next $1.75 billion 0.370%
                                   Thereafter 0.355%
DWS Core Plus Income Fund          First $250 million 0.465%
                                   Next $750 million 0.435%
                                   Next $1.5 billion 0.415%
                                   Next $2.5 billion 0.395%
                                   Next $2.5 billion 0.365%
                                   Next $2.5 billion 0.345%
                                   Next $2.5 billion 0.325%
                                   Thereafter 0.315%
DWS Floating Rate Plus Fund        First $1 billion 0.650%
                                   Next $1.5 billion 0.635%
                                   Next $2.5 billion 0.610%
                                   Next $2.5 billion 0.585%
                                   Next $2.5 billion 0.560%
                                   Thereafter 0.550%
DWS GNMA Fund                      First $5.0 billion 0.315%
                                   Next $1.0 billion 0.300%
                                   Thereafter 0.285%
DWS High Income Fund               First $250 million 0.480%
                                   Next $750 million 0.450%
                                   Next $1.5 billion 0.430%
                                   Next $2.5 billion 0.410%
                                   Next $2.5 billion 0.380%
                                   Next $2.5 billion 0.360%
                                   Next $2.5 billion 0.340%
                                   Thereafter 0.320%
DWS High Income Plus Fund          First $1.0 billion 0.500%
                                   Next $1.5 billion 0.490%
                                   Next $2.5 billion 0.480%
                                   Next $5.0 billion 0.470%
                                   Thereafter 0.460%
DWS Global Inflation Plus Fund     First $1.5 billion 0.400%
                                   Next $500 million 0.375%
                                   Next $1.0 billion 0.360%
                                   Next $1.0 billion 0.345%
                                   Next $1.0 billion 0.330%
                                   Next $1.0 billion 0.315%
                                   Thereafter 0.300%
DWS Ultra-Short Duration Fund      First $500 million 0.400%
                                   Next $500 million 0.385%
                                   Next $1.0 billion 0.370%
                                   Thereafter 0.355%

                                      II-65

FUND NAME                                         MANAGEMENT FEE RATE
DWS Short Duration Plus Fund              First $1.5 billion 0.365%
                                          Next $500 million 0.340%
                                          Next $1.0 billion 0.315%
                                          Next $1.0 billion 0.300%
                                          Next $1.0 billion 0.285%
                                          Next $1.0 billion 0.270%
                                          Thereafter 0.255%
DWS Strategic Income Fund                 First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus        0.200%/(1)/
Fund
DWS Balanced Fund                         First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Lifecycle Long Range Fund             First $250 million 0.600%
                                          Next $750 million 0.575%
                                          Thereafter 0.550%
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2011 Fund                      0.400%
DWS Target 2012 Fund                      0.400%
DWS Target 2013 Fund                      0.400%

                                      II-66

FUND NAME                                   MANAGEMENT FEE RATE
DWS Target 2014 Fund                    0.400%
Value Funds
DWS Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                    Next $500 million 0.900%
                                        Thereafter 0.850%
DWS Disciplined Market Neutral Fund     First $1.0 billion 1.250%
                                        Next $1.0 billion 1.200%
                                        Next $1.0 billion 1.150%
                                        Thereafter 1.100%
DWS Dreman Mid Cap Value Fund           First $250 million 0.750%
                                        Next $250 million 0.720%
                                        Next $2.0 billion 0.700%
                                        Next $1.5 billion 0.680%
                                        Thereafter 0.660%/(3)/
DWS Dreman Small Cap Value Fund         First $250 million 0.750%
                                        Next $750 million 0.720%
                                        Next $1.5 billion 0.700%
                                        Next $2.5 billion 0.680%
                                        Next $2.5 billion 0.650%
                                        Next $2.5 billion 0.640%
                                        Next $2.5 billion 0.630%
                                        Thereafter 0.620%/(3)/
DWS Growth & Income Fund                First $250 million 0.365%
                                        Next $750 million 0.360%
                                        Next $1.5 billion 0.355%
                                        Next $5.0 billion 0.345%
                                        Next $5.0 billion 0.335%
                                        Next $5.0 billion 0.325%
                                        Thereafter 0.300%
DWS Large Cap Value Fund                First $1.5 billion 0.425%
                                        Next $500 million 0.400%
                                        Next $1 billion 0.375%
                                        Next $1 billion 0.350%
                                        Next $1 billion 0.325%
                                        Thereafter 0.300
DWS RREEF Real Estate Securities        First $100 million 0.565%
Fund                                    Next $100 million 0.465%
                                        Next $100 million 0.415%
                                        Thereafter 0.365%
DWS Small Cap Core Fund                 First $500 million 0.665%
                                        Next $500 million 0.615%
                                        Thereafter 0.565%

                                      II-67

FUND NAME                                        MANAGEMENT FEE RATE
DWS Strategic Value Fund                 First $250 million 0.750%
                                         Next $750 million 0.720%
                                         Next $1.5 billion 0.700%
                                         Next $2.5 billion 0.680%
                                         Next $2.5 billion 0.650%
                                         Next $2.5 billion 0.640%
                                         Next $2.5 billion 0.630%
                                         Thereafter 0.620%/(2)/
Index-Related Funds
DWS EAFE (Reg. TM) Equity Index Fund     0.250%
DWS Equity 500 Index Fund                0.000%/(3)/
DWS Equity 500 Index Portfolio           0.050%
DWS S&P 500 Index Fund                   0.000%/(3)/
DWS U.S. Bond Index Fund                 0.150%
Growth Funds
DWS Blue Chip Fund                       First $250 million 0.480%
                                         Next $750 million 0.450%
                                         Next $1.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%
DWS Capital Growth Fund                  First $250 million 0.495%
                                         Next $750 million 0.465%
                                         Next $1.5 billion 0.445%
                                         Next $2.5 billion 0.425%
                                         Next $2.5 billion 0.395%
                                         Next $2.5 billion 0.375%
                                         Next $2.5 billion 0.355%
                                         Thereafter 0.335%
DWS Communications Fund                  First $100 million 1.000%
                                         Next $100 million 0.900%
                                         Next $100 million 0.850%
                                         Next $200 million 0.800%
                                         Next $500 million 0.730%
                                         Next $500 million 0.680%
                                         Thereafter 0.650%
DWS Gold & Precious Metals Fund          First $500 million 0.835%
                                         Thereafter 0.785%
DWS Health Care Fund                     First $500 million 0.765%
                                         Thereafter 0.715%
DWS Large Cap Focus Growth Fund          First $1.5 billion 0.615%
                                         Next $500 million 0.565%
                                         Thereafter 0.515%

                                      II-68

FUND NAME                                     MANAGEMENT FEE RATE
DWS Mid Cap Growth Fund                  First $500 million 0.650%
                                         Next $1 billion 0.600%
                                         Next $2.5 billion 0.550%
                                         Next $2.5 billion 0.540%
                                         Next $2.5 billion 0.530%
                                         Next $2.5 billion 0.520%
                                         Thereafter 0.510%
DWS Small Cap Growth Fund                0.650%
DWS Technology Fund                      First $250 million 0.480%
                                         Next $750 million 0.450%
                                         Next $1.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%
Global Income Funds
DWS Enhanced Emerging Markets            0.590%
Fixed Income Fund
DWS Enhanced Global Bond Fund            0.410%
Global Growth Funds
DWS Climate Change Fund                  1.000%
DWS Emerging Markets Equity Fund         First $250 million 1.015%
                                         Next $500 million 0.990%
                                         Thereafter 0.965%
DWS Global Small Cap Growth Fund         First $500 million 0.915%
                                         Next $500 million 0.865%
                                         Thereafter 0.815%
DWS Global Thematic Fund                 First $500 million 0.915%
                                         Next $500 million 0.865%
                                         Next $500 million 0.815%
                                         Next $500 million 0.765%
                                         Thereafter 0.715%
DWS International Fund                   First $2.5 billion 0.565%
                                         Next $2.5 billion 0.545%
                                         Next $5 billion 0.525%
                                         Next $5 billion 0.515%
                                         Thereafter 0.465%
DWS Diversified International Equity     First $1.5 billion 0.700%
Fund                                     Next $1.75 billion 0.685%
                                         Next $1.75 billion 0.670%
                                         Thereafter 0.655%
DWS Dreman International Value Fund      First $500 million 0.800%
                                         Next $500 million 0.780%
                                         Next $1.0 billion 0.760%
                                         Thereafter 0.740%

                                      II-69

FUND NAME                                         MANAGEMENT FEE RATE
DWS Latin America Equity Fund             First $400 million 1.165%
                                          Next $400 million 1.065%
                                          Thereafter 0.965%
DWS RREEF Global Real Estate              First $500 million 1.000%
Securities Fund                           Next $500 million 0.985%
                                          Next $1 billion 0.960%
                                          Thereafter 0.945%
DWS RREEF Global Infrastructure           0.900%
Fund
DWS World Dividend Fund                   First $250 million 0.665%
                                          Next $750 million 0.635%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
Insurance/Annuity Funds
DWS Bond VIP                              First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Capital Growth VIP                    First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Global Small Cap Growth VIP           First $500 million 0.890%
                                          Next $500 million 0.875%
                                          Next $1.0 billion 0.860%
                                          0.845% thereafter
DWS Growth & Income VIP                   First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Health Care VIP                       First $250 million 0.665%
                                          Next $750 million 0.640%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
DWS International VIP                     First $500 million 0.790%
                                          Thereafter 0.640%
DWS Equity 500 Index VIP                  First $1 billion 0.200%
                                          Next $1 billion 0.175%
                                          Thereafter 0.150%
DWS Small Cap Index VIP                   0.350%
DWS Alternative Asset Allocation Plus     0.200%/(4)/
VIP

                                      II-70

FUND NAME                                    MANAGEMENT FEE RATE
DWS Balanced VIP                         First $250 million 0.370%
                                         Next $750 million 0.345%
                                         Thereafter 0.310%
DWS Blue Chip VIP                        First $250 million 0.550%
                                         Next $750 million 0.520%
                                         Next $1.5 billion 0.500%
                                         Next $2.5 billion 0.480%
                                         Next $2.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Thereafter 0.390%
DWS Core Fixed Income VIP                First $250 million 0.500%
                                         Next $750 million 0.470%
                                         Next $1.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Thereafter 0.340%
DWS Diversified International Equity     First $1.5 billion 0.650%
VIP                                      Next $1.75 billion 0.635%
                                         Next $1.75 billion 0.620%
                                         Thereafter 0.605%
DWS Dreman Small Mid Cap Value VIP       First $250 million 0.650%
                                         Next $750 million 0.620%
                                         Next $1.5 billion 0.600%
                                         Next $2.5 billion 0.580%
                                         Next $2.5 billion 0.550%
                                         Next $2.5 billion 0.540%
                                         Next $2.5 billion 0.530%
                                         Thereafter 0.520%
DWS Global Thematic VIP                  First $250 million 0.915%
                                         Next $500 million 0.865%
                                         Next $750 million 0.815%
                                         Next $1.5 billion 0.765%
                                         Thereafter 0.715%
DWS Government & Agency Securities       First $250 million 0.450%
VIP                                      Next $750 million 0.430%
                                         Next $1.5 billion 0.410%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%

                                      II-71

FUND NAME                            MANAGEMENT FEE RATE
DWS High Income VIP              First $250 million 0.500%
                                 Next $750 million 0.470%
                                 Next $1.5 billion 0.450%
                                 Next $2.5 billion 0.430%
                                 Next $2.5 billion 0.400%
                                 Next $2.5 billion 0.380%
                                 Next $2.5 billion 0.360%
                                 Thereafter 0.340%
DWS Large Cap Value VIP          First $250 million 0.650%
                                 Next $750 million 0.625%
                                 Next $1.5 billion 0.600%
                                 Next $2.5 billion 0.575%
                                 Next $2.5 billion 0.550%
                                 Next $2.5 billion 0.525%
                                 Next $2.5 billion 0.500%
                                 Thereafter 0.475%
DWS Mid Cap Growth VIP           First $250 million 0.665%
                                 Next $750 million 0.635%
                                 Next $1.5 billion 0.615%
                                 Next $2.5 billion 0.595%
                                 Next $2.5 billion 0.565%
                                 Next $2.5 billion 0.555%
                                 Next $2.5 billion 0.545%
                                 Thereafter 0.535%
DWS Money Market VIP             First $500 million 0.285%
                                 Next $500 million 0.270%
                                 Next $1.0 billion 0.255%
                                 Thereafter 0.240%
DWS Small Mid Cap Growth VIP     First $250 million 0.550%
                                 Next $750 million 0.525%
                                 Thereafter 0.500%
DWS Strategic Income VIP         First $250 million 0.550%
                                 Next $750 million 0.520%
                                 Next $1.5 billion 0.500%
                                 Next $2.5 billion 0.480%
                                 Next $2.5 billion 0.450%
                                 Next $2.5 billion 0.430%
                                 Next $2.5 billion 0.410%
                                 Thereafter 0.390%
DWS Strategic Value VIP          First $250 million 0.665%
                                 Next $750 million 0.635%
                                 Next $1.5 billion 0.615%
                                 Next $2.5 billion 0.595%
                                 Next $2.5 billion 0.565%
                                 Next $2.5 billion 0.555%
                                 Next $2.5 billion 0.545%
                                 Thereafter 0.535%

                                      II-72

FUND NAME                                     MANAGEMENT FEE RATE
DWS Technology VIP                    First $250 million 0.665%
                                      Next $750 million 0.635%
                                      Next $1.5 billion 0.615%
                                      Next $2.5 billion 0.595%
                                      Next $2.5 billion 0.565%
                                      Next $2.5 billion 0.555%
                                      Next $2.5 billion 0.545%
                                      Thereafter 0.535%
DWS Turner Mid Cap Growth VIP         First $250 million 0.715%
                                      Next $250 million 0.700%
                                      Next $500 million 0.685%
                                      Thereafter 0.670%
Money Market Funds
Cash Account Trust - Government &     First $500 million 0.120%
Agency Securities Portfolio           Next $500 million 0.100%
                                      Next $1.0 billion 0.075%
                                      Next $1.0 billion 0.060%
                                      Thereafter 0.050%/(5)/
Cash Account Trust - Money Market     First $500 million 0.220%
Portfolio                             Next $500 million 0.200%
                                      Next $1.0 billion 0.175%
                                      Next $2.0 billion 0.160%
                                      Thereafter 0.150%/(2)(5)/
Cash Account Trust - Tax- Exempt      First $500 million 0.120%
Portfolio                             Next $500 million 0.100%
                                      Next $1.0 billion 0.075%
                                      Next $1.0 billion 0.060%
                                      Thereafter 0.050%/(5)/
Cash Management Fund                      0.00%/(6)/
Cash Management Portfolio             First $3 billion 0.150%
                                      Next $4.5 billion 0.1325%
                                      Thereafter 0.120%
Cash Reserve Fund, Inc. - Prime           0.00%/(6)/
Series
Cash Reserves Fund Institutional          0.00%/(6)/
DWS Money Market Series                  0.000%/(6)/
DWS Money Market Prime Series         First $215 million 0.400%
                                      Next $335 million 0.275%
                                      Next $250 million 0.200%
                                      Next $800 million 0.150%
                                      Next $800 million 0.140%
                                      Next $800 million 0.130%
                                      Thereafter 0.120%
Investors Cash Trust - Treasury       0.050%
Portfolio
DWS Variable NAV Money Fund           First $1.0 billion 0.1500%
                                      Next $3.0 billion 0.1325%
                                      Thereafter 0.1200%

                                      II-73

FUND NAME                                   MANAGEMENT FEE RATE
NY Tax Free Money Fund                 0.120%
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150%
Daily Assets Fund Institutional        0.100%

(1)   Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which a fund invests.

(2)   The fund's management fee rate includes administrative services provided by DIMA which are necessary for the Fund's operation as an open-end investment company.

(3)   The fund invests substantially all its assets in DWS Equity 500 Index
      Portfolio (Master Fund). DIMA receives a management fee from the Master
      Fund. In the event that the fund withdraws its investment in the Master
      Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500
      Index Fund or DWS S&P 500 Index Fund, respectively.

(4)   The fund currently invests substantially all its assets in other DWS
      Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund's assets were invested in Other Assets, the management fee paid to
      DIMA would equal the sum of (a) 0.200% of the daily assets invested in
      DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(5)   The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market
      Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has agreed to reduce its management fee for Government & Agency Securities
      Portfolio such that after the allocation of the fee to each series of
      Cash Account Trust, the amount payable by Government & Agency Securities
      Portfolio will be limited to 0.05% of its average daily net assets.

(6)   The fund invests substantially all its assets in Cash Management
      Portfolio (the Master Fund). DIMA receives a management fee from the
      Master Fund. In the event that the fund withdraws its investment in the
      Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.

UNITARY FEE. For DWS S&P 500 Plus Fund only, the fund pays DIMA a Unitary Fee, calculated daily and paid monthly, equal to an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund's average daily net assets for the previous 365-day period (Performance Period). The Base Fee adjusts to as high as 1.00% or as low as zero, depending on how the fund's investment performance
(based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark)
over the Performance Period. If the fund's investment performance equals the
Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary
Fee decreases by the difference between them, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%. In effect, the
Unitary Fee after January 1, 2010 equals the

                                     II-74

amount by which the investment performance of the Class S shares of the fund exceeds the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the fund would pay to DIMA assuming various returns on Class S shares:

INVESTMENT PERFORMANCE DURING
PERFORMANCE PERIOD                              UNITARY FEE
Exceeds the S&P 500 Index by 1.00% or more     1.00%
Exceeds the S&P 500 Index by 0.75%             0.75%
Exceeds the S&P 500 Index by 0.50%             0.50%
Exceeds the S&P 500 Index by 0.25%             0.25%
Equals or is less than the S&P 500 Index       0.00%

Therefore, if the fund's Class S investment performance is at or below the S&P
500 Index, the shareholders of the fund will neither pay the Unitary Fee nor bear the fund's day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees). To the extent Class A, Class B, Class C and Class R shares of the fund have higher expenses than Class S shares, using Class S shares as the measuring class for purposes of calculating the performance adjustment to the Unitary Fee could result in Class A, Class B, Class C and
Class R shares bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if each such class's own performance were considered.

FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS
Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic
Value Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS
Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.

FEES PAYABLE TO DIMA FOR FUND ACCOUNTING SERVICES. Currently, DIMA receives no fee for its services to Money Market Portfolio, a series of Cash Account Trust,
DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund; however, subject to Board approval, DIMA may seek payment from a fund for fund accounting services in the future.

DIMA receives an annual fee from DWS Dreman Mid Cap Value Fund for fund accounting services equial to 0.015% of its average daily net assets.

FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account.
For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of
ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February
2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

                                     II-75

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.

In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).

Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

RETAIL FUNDS: CLASS A, B, C AND R

CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:

                 COMPENSATION SCHEDULE #1:                               COMPENSATION SCHEDULE #2:
      RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/              DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                    AS A PERCENTAGE OF                                    AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD                 NET ASSET VALUE           AMOUNT OF SHARES SOLD      NET ASSET VALUE
$250,000 to $2,999,999        0.75%/(3)/
$250,000 to $49,999,999       0.50%/(4)/                          Over $3 million         0.00%-0.50%
$1 million to $2,999,999      0.75%/(5)/, 0.85%/(6)/                     -                        -
                              1.00%/(7)/
$3 million to $49,999,999     0.50%/(8)/                          Over $3 million         0.00%-0.50%
$50 million and greater       0.25%/(8)/                                 -                        -

/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases,"
   "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund,
   DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large
   Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

/(4)/ Applicable to the following funds: DWS California Tax-Free Income Fund,
   DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free
   Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts

                                     II-76

   Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration
   Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government
   Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Strategic
   Income Fund.

/(5)/ Applicable to DWS Ultra-Short Duration Fund.

/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except DWS U.S. Bond Index
Fund.

As indicated under "Purchases" under Part II "Purchase and Redemption of
Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50%
of the amount of Class A shares purchased.

COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale,
DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for
Class C shares.

COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25%
based on net assets attributable to Class R shares maintained and serviced by the firm.

SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class
R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).

RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES

COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.

MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)

                                     II-77

DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market
Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement
Plans under an alliance with DIDI and its affiliates.

SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money
Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares
class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier
Shares held in accounts that they maintain and service.

TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market
Fund shares, a class of NY Tax Free Money Fund, a series of DWS Advisor Funds,
DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve
Money Market Shares class of the Money Market Portfolio of Cash Account Trust,
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium
Reserve Money Market Shares held in accounts that they maintain and service.

PREMIER MONEY MARKET SHARES-CASH ACCOUNT TRUST AND INVESTORS CASH TRUST: For
the Premier Money Market Shares classes of the Money Market Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of
Investors Cash Trust, DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of
Premier Money Market Shares held in accounts that they maintain and service.

DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash
Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the
Money Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of those accounts in the Davidson Cash
Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus
Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency
Securities Portfolio.

CAPITAL ASSETS FUNDS-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares
and the Capital Assets Funds Preferred Shares classes of the Money Market
Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt
Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for
distribution services, payable monthly, at a maximum annual rate of up to 0.33%
of average daily net assets of those accounts in the Capital Assets Funds
Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of those accounts in the Capital Assets Funds
Shares

                                     II-78

that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.

MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the
Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash
Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.

TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS
CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of
Cash Account Trust and the Investment Class of the Treasury Portfolio of
Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service.

CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime
Shares held in accounts that they maintain and service.

MANAGED SHARES-PRIME SERIES. For the Managed Shares class of the Prime Series of Cash Reserves Fund, Inc., DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL, CASH
RESERVES FUND - INSTITUTIONAL, NY TAX FREE MONEY FUND INVESTMENT CLASS AND
TAX-FREE MONEY FUND INVESTMENT PREMIER SHARES: Cash Management Fund -
Institutional and Cash Reserves Fund - Institutional, each a series of DWS
Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free
Money Fund Investment Premier Shares, each a series and class of DWS Adviser
Funds, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.

DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:

For each fund of DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds that has authorized the issuance of Class B shares
(including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class
B-2 shares in an amount of up to 0.25% of the average daily net assets of Class
B shares or Class B-2 shares held by the insurance company.

                                     II-79

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE
SHARING ARRANGEMENTS

CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group
American Portfolios Financial Services, Inc.

Ameriprise

Cetera Financial Group
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities

Goldman Sachs

HD Vest Investment Securities, Inc.

The Huntington Investment Company

ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.)
Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Wealth Management
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC

CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America
Bank of New York Mellon
Barclays Capital Inc.
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.

Computershare Trust Company

D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial

                                     II-80

Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
Union Bank, NA
US Bancorp
William Blair & Company

CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

                                     II-81

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

                                     II-82

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

INTERNATIONAL/GLOBAL FUNDS: Climate Change, Emerging Markets Equity, World
Dividend, Global Small Cap Growth, Latin America Equity, International,
Diversified International Equity, Dreman International Value, RREEF Global
Infrastructure, RREEF Global Real Estate; GROWTH FUNDS: Blue Chip, Capital
Growth, Communications, Gold & Precious Metals, Health Care, Large Cap Focus
Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS: Enhanced
Commodity Strategy, Strategic Value, Dreman Mid Cap Value, Dreman Small Cap
Value, Growth & Income, RREEF Real Estate Securities, Small Cap Core, Small Cap
Value; MULTICATEGORY/ASSET ALLOCATION FUNDS: Balanced, LifeCompass Retirement,
LifeCompass 2015, LifeCompass 2020, LifeCompass 2030, LifeCompass 2040,
Lifecycle Long Range; INDEX-RELATED FUNDS: S&P 500 Plus:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL FUNDS: Global Thematic; VALUE FUNDS: Disciplined Market
Neutral and Large Cap Value; MULTICATEGORY/
ASSET ALLOCATION FUNDS: Alternative Asset Allocation Plus and Select
Alternative Asset Allocation:

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL FUNDS: Enhanced Emerging Markets Fixed Income Fund,
Enhanced Global Bond; INCOME FUNDS: Core Fixed Income, High Income, High Income
Plus, Core Plus Income; INDEX RELATED FUNDS: S&P 500 Index:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

                                     II-83

INCOME FUNDS: Global Inflation Plus, Short Duration and U.S. Bond Index

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****

TAX-FREE INCOME FUNDS: California Tax-Free Income, New York Tax-Free Income,
Massachusetts Tax-Free Income, Strategic High Yield Tax-Free, Managed Municipal
Bond and Intermediate Tax/AMT Free. INCOME FUNDS: Floating Rate Plus, GNMA,
Short Duration Plus, Strategic Income and Strategic Government Securities.

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00***

MULTICATEGORY ASSET ALLOCATION FUNDS: Target 2011, Target 2012, Target 2013,
Target 2014. These funds do not have a share class but are similar in structure to Class A shares.

                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE
Less than $100,000                            5.00%                  5.26%                      4.50%
$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00

TAX FREE INCOME FUNDS: Short-Term Municipal Bond

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****

*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

                                     II-84

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index.
Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on
US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity
Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home
Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.

Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th
District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal
Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.

If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security.
Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.

ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience

                                     II-85

of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.
Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.

Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.
As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.
Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/).
CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

                                     II-86

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the
Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal.
Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.

ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will
(to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market)
obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

A fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and
Exchange Commission (SEC) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

                                     II-87

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since
February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities.
Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.

BANK LOANS. Bank loans are typically senior debt obligations of borrowers
(issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower.
This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.

Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the bank loan in an order of maturity described in the loan documents.

When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

                                     II-88

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable;
inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan.
Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.

The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not
FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators

                                     II-89

require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisition. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans
(Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.

When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.

In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a
Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a
Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the
Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or
Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

                                     II-90

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and
Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.

BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury,
Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company"
under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940
Act.

COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement"
exemption from registration afforded by Section 4(2) of the 1933 Act (Section
4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public

                                     II-91

distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price)
established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).

                                     II-92

CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued
creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of
"reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.

CURRENCY STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. These currency strategies are long/short rules based strategies that offers a core approach to currency investing by investing across a diversified pool of developed and emerging market currencies. There are three strategies:

     CARRY STRATEGY: Carry trades are widely known in currency markets. In a carry trade low interest rate currencies are systematically sold and high interest rate currencies are systematically bought. Such a strategy seeks to exploit what academics call "forward-rate bias" or the "forward premium puzzle", that is, circumstances where the forward rate is not an unbiased estimate of the future spot. Positive returns may occur when an investor's gain from interest rate differentials between the high yielding and low yielding jurisdictions exceeds any losses from currency rate movements between the relevant currencies.

     MOMENTUM STRATEGY: This strategy is based on the observation that many exchange rates have followed multi-year trends. A strategy that follows a multi-year trend may make positive returns over time. The segmentation of currency market participants with some acting quickly on news while others respond more slowly is one reason why, in some circumstances, trends may emerge and can be protracted.

     VALUATION STRATEGY: This strategy is based on the observation that in the long-term, currencies have tended to move toward their "fair value." The goal of the valuation strategy is to seek a profit for the fund by systematically buying "undervalued" currencies and selling "overvalued"
     currencies in the medium-term.

                                     II-93

The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, a fund will be exposed to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will successfully limit such risks.

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
Receipts that are interests in the principal component are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. In the case of Treasury Investment Growth Receipts
(TIGRs) and Certificates of Accrual on Treasury Securities (CATS), the IRS has
reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. TIGRs and CATS are not considered US Government securities by the staff of the SEC.
Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. The Advisor is not aware of any binding legislative, judicial or administrative authority on this issue.

Custodial receipts include Treasury Receipts (TRs), TIGRs and CATS. TIGRs and
CATS are interests in private proprietary accounts while TRs and STRIPS (see US
Government Securities) are interests in accounts sponsored by the US Treasury.
Receipts are sold as zero coupon securities; for more information (see Zero
Coupon Securities).

DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American
Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global
Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United
States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts
that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.
Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain
Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

DERIVATIVES. A fund may use instruments referred to as derivatives
(derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

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A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC)
put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.

OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A fund may use derivatives subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940
Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.

A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to
Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.

General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or
"writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.

A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation

                                     II-95

are segregated according to the procedures and policies adopted by the Board).
For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines
(see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money"
(i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.

A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes

                                     II-96

or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.

General Characteristics of Futures Contracts and Options on Futures Contracts.
A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery.
Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.

When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15%
of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin,"
which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin)
for the resulting futures position just as it would for any position.

                                     II-97

Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC)
on behalf of a fund, neither the registrant nor a fund is deemed to be a
"commodity pool operator" under the Commodity Exchange Act. Therefore, a fund is not subject to registration and regulation under the Commodity Exchange Act.
The Advisor is not deemed to be a "commodity pool operator" with respect to its services as Advisor.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin.
The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

Currency Transactions. A fund may engage in currency transactions for any purpose consistent with its investment strategy, policies and restrictions, including, without limitation, for hedging purposes or to seek to enhance returns. Certain currency transactions may expose a fund to the effects of leverage. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

A fund may engage in currency derivative transactions to seek to enhance returns by taking a net long or net short position in one or more currencies, in which case the fund may have currency exposure that is different (in some cases, significantly different) from the currency exposure of its other portfolio investments or the currency exposure of its performance index. These overweight or underweight currency positions may increase the fund's exposure to the effects of leverage, which may cause the fund to be more volatile. A fund may realize a loss on a currency derivative in an amount that exceeds the capital invested in such derivative, regardless of whether the fund entered into the transaction to enhance returns or for hedging purposes.

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"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.

Currency transactions are subject to additional special risks that may not apply to other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.

Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments

                                     II-99
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on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract
(typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.

A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

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A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. A participation note, which is a form of structured note, is designed to give exposure to local shares in foreign markets. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment.
Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked"
or "index-linked" notes. These instruments are sometimes referred to as
"structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.

The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities.
Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

                                     II-101

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income).
Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Enhanced Commodity Strategy Fund, Gold and
Precious Metals Fund, and Global Inflation Plus Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked notes constitute qualifying income under the Code. See Taxes in Appendix II-H of this SAI.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.
Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.

                                     II-102
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DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.
Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls.
Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A
"covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.

EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1)
interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5)
extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels

                                     II-103

of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.
Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis.
Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

                                     II-104

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.

Certain of the foregoing risks may also apply to some extent to securities of
US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for
Reconstruction and Development (the World Bank), The Asian Development Bank and
the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.

                                     II-105
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GLOBAL TACTICAL ASSET ALLOCATION OVERLAY STRATEGY. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy is a total return strategy designed to add value by benefiting from global market inefficiencies within global bond (and in some cases, equity) and currency markets (and in some cases, commodities). The strategy combines diverse macro investment views to determine the positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds (and in some cases, equities) and currencies (and in some cases, commodities) designed to seek to generate excess returns that are expected to have little correlation to major markets. These positions are then implemented through futures and forward contracts.

The success of the GTAA strategy depends, in part, on portfolio management's ability to analyze the relative value between various global markets and asset classes. If portfolio management's analysis proves to be incorrect, losses to a fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy.

A fund's use of the GTAA strategy may increase or accelerate the fund's recognition of income, affect the character of such income, and affect the timing, amount, and character of taxable distributions to shareholders.

GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.

In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources
(qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.

HEDGE FUNDS. A fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities
Exchange Act of 1934, as amended, and their advisors may not be subject to the
Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered mutual fund. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.

HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated
Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative"

                                     II-106

by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See the
Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities
(including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty

                                     II-107
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satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section
11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes.
Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's
Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.

IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.

INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate

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of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and
Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial
Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.

INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation.
Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price
Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be
$1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

                                     II-109
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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the
CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.

The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.

INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating

                                     II-110
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funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers).
Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.

INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares. A fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of a fund's investment restrictions on borrowing.

INVESTMENT COMPANY SECURITIES. A fund may acquire securities of other investment companies to the extent that such investments are consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investment companies hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments that are traded on an exchange will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs (Reg. TM): SPDRs, an acronym for "Standard & Poor's Depositary Receipts,"
---------------
are based on the S&P 500 Composite Stock Price Index. They are issued by the
SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs (Reg. TM): MidCap SPDRs are based on the S&P MidCap 400 Index.
----------------------
They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

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Select Sector SPDRs (Reg. TM): Select Sector SPDRs are based on a particular
-----------------------------
sector or group of industries that are represented by a specified Select Sector
Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS/SM/: DIAMONDS are based on the Dow Jones Industrial Average/SM/. They
--------
are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial
Average and seeks to closely track the price performance and dividend yield of the Dow.

INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.

LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan.
Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).

A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

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MAINTENANCE OF $1.00 NET ASSET VALUE, CREDIT QUALITY AND PORTFOLIO MATURITY
(FOR MONEY MARKET FUNDS ONLY). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule
2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality, maturity, diversity and liquidity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the
Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. There is no assurance that a fund's net asset value per share will be maintained at
$1.00.

MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future.
Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages.
A fund may invest in mortgage-backed securities issued or guaranteed by (i) US
Government agencies or instrumentalities such as the Government National
Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National
Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home
Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.

                                     II-113
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GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in
2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and
FHLMC had been placed in conservatorship by the Federal Housing Finance Agency
(FHFA), a newly created independent regulator created under the Federal Housing
Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the US
Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009.
No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated
that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or
FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated
that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide
(or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The
Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts

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to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or
FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.
The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through"
of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.

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Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter
Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by
Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or
Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended
(VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1)
fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9)
mortgage backed serial notes.

Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie
Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

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Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain
PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC
Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.
Generally, interest is paid or accrues on all classes of CMOs or REMIC
Certificates on a monthly basis.

The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures
(known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z
Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC
Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC
Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC
Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

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Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular
Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.
The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the
Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.)
In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.

Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to

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sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.

Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.

MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are
"notes" and "bonds."

Municipal notes are generally used to provide for short-term capital needs.
Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes,
Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes
are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation
Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond
Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal
Housing Administration under Fannie Mae (Federal National Mortgage Association)
or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.
The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including:
electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations.
Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

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Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.

In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.

Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some

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insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely affect the performance of a fund or shareholder investment returns. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited
to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.

Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time.
Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund
administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.

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Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation.
Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of the
McGraw-Hill Companies (S&P) and Moody's Investors Service, Inc. (Moody's)
although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair

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or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to
"put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage

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interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself.
Obligations will be held by the custodian or in the Federal Reserve Book Entry
System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value
(including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.

SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

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SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

SHORT SALES. When a fund takes a long position, it purchases a stock outright.
When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price.
If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds)
as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

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Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.

The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short.
Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.

SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o  Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o  Commercial paper;

o  Certificates of deposit and euro dollar certificates of deposit;

o  Bankers' acceptances;

o  Short-term notes, bonds, debentures or other debt instruments; and

o  Repurchase agreements.

SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated

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with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.

SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. The following applies to the extent that the fund employs the master-feeder fund structure.
Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

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A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do
so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price.
Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1)
they will be in writing and will be physically held by a fund's custodian; (2)
a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost
(excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary
(Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings (see Taxes in Appendix II-H of this SAI). A fund's
Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors.

Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The
Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.

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To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the
Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a
Subsidiary to operate as intended, and could negatively affect a fund and its shareholders.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses.
Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25%
of the value of its assets in a Subsidiary.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income).
Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Enhanced Commodity Strategy Fund, Gold and
Precious Metals Fund, and Global Inflation Plus Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked notes constitute qualifying income under the Code. See Taxes in Appendix II-H of this SAI.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts)
evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any
Receipt is illiquid, it is subject to a fund's limit on illiquid securities.

TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation.
Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.

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TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. Similar to When-Issued or
Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special
Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the
Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust
Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

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Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United
States (such as Maritime Administration Title XI Ship Financing Bonds and
Agency for International Development Housing Guarantee Program Bonds) and
others are backed only by the rights of the issuer to borrow from the US
Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage
Association Bonds), while still others, such as the securities of the Federal
Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the
US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.

Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in
US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.
Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium.
Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

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The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.

Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.
Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party.
These notes are not typically rated by credit rating agencies.

VARIABLE RATE DEMAND PREFERRED SECURITIES. A fund may purchase certain variable rate demand preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. A fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least
200% immediately after the time of issuance and at the time of certain distributions on repurchases of its common stock. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state's income tax, although interest on VRDPs may be subject to the federal alternative minimum tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. A fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable and, therefore, a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.

A fund's purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading "Investment Company
Securities."

WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices

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of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers.
Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United
States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service (Moody's), the Standard &
Poor's (S&P) Division of The McGraw-Hill Companies and Fitch Ratings, Inc.
(Fitch) represent their opinions as to the quality of the securities

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that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See "Ratings of
Investments" for descriptions of the ratings provided by certain recognized rating organizations.

ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

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PART II: APPENDIX II-H - TAXES

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash
Management Portfolio (each, a Master Portfolio), which are partnerships for US income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master
Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master
Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items for each taxable year. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master
Portfolio. See "Investments in the Master Portfolios" for more information.

TAXATION OF A FUND AND ITS INVESTMENTS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i)
dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in
"qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities
(other than those of the US Government or other regulated investment companies)
of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph
(a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

For purposes of the diversification test in paragraph (b) above, the term
"outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest could be qualified publicly traded partnerships and, therefore, the extent to which a fund may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.

Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.

In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If a fund were to fail to meet the income or diversification test described above, the fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a fund were ineligible to or otherwise did not cure such failure for any year, the fund would fail to qualify as a "regulated investment company" for such year. All of the fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii)
for the dividends-received deduction in the case of corporate shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in
November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the fund is permitted to so elect and does so elect) are treated as arising on
January 1 of the following calendar year. Also for purposes of the excise tax, a fund will be treated as having distributed any ordinary income or capital gain net income on which

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it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.

SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales,
"straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv)
cause a fund to recognize income or gain without a corresponding receipt of cash, and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.

Certain debt obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance)
that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in the Fund's income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security.
Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the
Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). A fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods the fund elects.

If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such
OID.

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Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent OID a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.

Derivatives. In addition to the special rules described below in respect of options transactions and futures, a fund's transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions"
and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also (i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes.
A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.

In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income"
(as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.

A fund's investment in so called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those

                                     II-138
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positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,
"substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Enhanced Commodity Strategy Fund, Gold and
Precious Metals Fund, and Global Inflation Plus Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked notes constitute qualifying income under the Code.

Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.

REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do
so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

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Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a residual interest in a real estate mortgage investment conduit (REMIC)
or an equity interest in a taxable mortgage pool (TMP) including such income received indirectly through a REIT or other pass-through entity (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of US Shareholders - Dividends and distributions - Additional considerations and see also Tax-exempt Shareholders for a summary of certain federal income tax consequences to shareholders of distributions reported as excess inclusion income).

Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a
"standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay
"tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.

Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders

                                     II-140
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of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from, generally on Form 1099, foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will report the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income.

A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as
US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund and will not be required to include such taxes in their gross income.

A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.

Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked

                                     II-141
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with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this
"phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Because it is not always possible to identify a foreign corporation as a PFIC, a fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Investments in the Master Portfolios. Special tax considerations apply to a
Feeder Fund investing in a Master Portfolio. As noted above, each Master
Portfolio is treated as a partnership for US federal income tax purposes. For
US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master
Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under
Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss
(and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year.

A Master Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to its investors each year. Accordingly, the income recognized by a
Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a
particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.

A Feeder Fund's receipt of a non-liquidating cash distribution from a Master
Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in interests of the Master Portfolio before the distribution. A Feeder
Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in interests of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master
Portfolio interests. However, certain exceptions to this general rule may apply.

TAXATION OF US SHAREHOLDERS

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the
Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.

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Dividends and other distributions by a fund are generally treated under the
Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October,
November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund on or before January 31 of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.

For federal income tax purposes, distributions of investment income (other than
"exempt-interest dividends," see below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares.
In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned)
for one year or less. Distributions of net capital gains that are properly reported, generally on Form 1099, by a fund as capital gain dividends (Capital
Gain Dividends) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to 15% - with a 0% rate applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2013. For taxable years beginning on or after
January 1, 2013, the maximum long-term capital gain rate is scheduled to return to 20%. However, a portion of the proceeds from the disposition of certain real property assets held by a fund for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by a fund will be taxable to shareholders at a 25% rate. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.

Qualified dividend income. For taxable years beginning before January 1, 2013, dividends reported, generally on Form 1099, by a fund as derived from
"qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the federal income tax rates generally applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be offset by capital losses.

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions reported by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and reported as such by the fund will be eligible to be treated as qualified dividend income.

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For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income
(at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States
(with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Dividends-received deduction. If dividends from domestic corporations comprise a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends -received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of dividends which so qualify.

Capital gains. For taxable years, beginning on or before December 22, 2010, in determining its Capital Gain Dividend (as defined above), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the

                                     II-144

portion of the taxable year after October 31) and late-year ordinary loss
(generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after
October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. Instead, subject to certain limitations, a fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. If a fund incurs or has incurred net capital losses in a taxable year beginning on or before December
22, 2010 ("pre-2011 losses"), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the previous regime described above. The fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused. Capital gains that are offset by carryforward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.

Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.

Distributions to shareholders reported, generally on Form 1099, as excess inclusion income (see Special tax provisions that apply to certain investments
- REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, (ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders. See Tax-Exempt Shareholders below.

All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.

After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.

                                     II-145
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Exempt-interest dividends. Any dividends paid by a fund that are reported by a fund (generally on Form 1099) as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a). Distributions that a fund reports on Form 1099 as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including
Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.

TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.
Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares

                                     II-146
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in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block"
(that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes
"excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the
Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a
CRT will not recognize UBTI as a result of investing in a fund that recognizes
"excess inclusion income." Rather, if at any time during any taxable year a CRT
(or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the
December 2006 legislation is unclear. To the extent permitted under the 1940
Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. A fund generally is required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31%
for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

                                     II-147
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A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN BANK AND FINANCIAL
ACCOUNTS AND OTHER FOREIGN FINANCIAL ASSETS. Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in
"specified foreign financial assets" on their U.S. federal income tax returns.
It is currently unclear under what circumstances, if any, a shareholder's
(indirect) interest in a Fund's "specified foreign financial assets," if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their "financial interest" in the Fund's
"foreign financial accounts," if any, on Treasury Department Form TD F 90-22.1,
Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS. New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments ("withholdable payments") made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change.
Very generally, it is possible that distributions made by the Fund after
December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described below (e.g., Capital Gain
Dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a "foreign financial institution" will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain
Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain
Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.

                                     II-148
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Effective for taxable years of a fund beginning before January 1, 2012, however, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly reported by a fund
(interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs)
as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. It is currently unclear whether Congress will extend the exemption from withholding for interest-related dividends and short-term capital gains dividends for dividends with respect to taxable years of a fund beginning on or after January 1, 2012, and what the terms of any such extension would be.

A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. If a non-US shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-US shareholder in the United States.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S.
citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the
United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund reports a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US

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shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax"
imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, except as noted in this subsection, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

Special rules apply to distributions to certain foreign persons from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enaction of pending legislation described below, on or after January 10, 2012, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that, in turn, are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons
(i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by a fund that such distribution is qualified short-term capital gain or a Capital Gain Dividend), and a fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. It is currently unclear whether
Congress will extend the "look-through" provisions described above for distributions made on or after January 1, 2012, and what the terms of such an extension would be. Foreign persons are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.

In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if a fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled)
holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.

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The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

Fund-of-Funds Structure. If a fund invests substantially all of its assets in shares of other mutual funds, Exchange Traded Funds or other companies that are regulated investment companies (collectively, "underlying funds"), its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a fund will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the fund recognizes its shares of those losses
(so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for US federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income
(including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund's hands on sales of underlying fund shares
(to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a fund will be required to distribute to shareholders will be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as "qualified dividend income," then the fund is permitted, in turn, to report, generally on Form 1099, a portion of its distributions as "qualified dividend income," provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If a fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the fund meets the shareholder notice and other requirements.

For taxable years beginning on or before December 22, 2010, a fund cannot pass through to its shareholders foreign taxes paid by underlying funds, such that shareholders will not be able to claim a tax credit or deduction with respect to such taxes. For taxable years beginning after December 22, 2010, a
"qualifying fund of funds" (a regulated investment company at least 50% of the total assets of which are represented by interests in underlying funds) is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualifying fund of funds will be eligible to claim a tax credit or deduction for such taxes.

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For taxable years beginning on or before December 22, 2010, a fund cannot pass through to its shareholders exempt-interest dividends it receives from underlying funds. For taxable years beginning after December 22, 2010, a qualifying fund of funds (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds.

Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and
Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the
"55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts and separate accounts of life insurance companies funding variable contracts. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular

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investment decisions through its investment in the separate account. Current
IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX
CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE
SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE
PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

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PART II: APPENDIX II-I - PROXY VOTING GUIDELINES

I.   INTRODUCTION

Deutsche Asset Management ("AM") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies,
Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non
US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.  AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients./1/ As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services
("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.
Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct
AM to have ISS vote their proxies in accordance with Taft Hartley voting
Guidelines

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.
---------

/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

III. POLICIES

1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

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(i)        adopting, monitoring and updating guidelines, attached as Exhibit A
           (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)       voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C)
           where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii)      monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.  PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within
Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below)
and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.
Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

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Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds
(each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii)
that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.
---------

/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor
   Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the
   GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o  Neither the Guidelines nor specific client instructions cover an issue;

o  ISS does not make a recommendation on the issue;

o  The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
   Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

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4.   CONFLICT OF INTEREST PROCEDURES

A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of
Deutsche Bank outside of the Private Client and Asset Management division
("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the
Conflicts of Interest Management Sub-Committee. The Conflicts of Interest
Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management
Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the
Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest
Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.
---------

                                     II-157
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/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the
   GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of
   Interest Management Sub-Committee.

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the
Conflicts of Interest Management Sub-Committee. The Conflicts of Interest
Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management
Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the
Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest
Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the
Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy

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Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee,
have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company
Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

                                     II-159

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the Central Cash Management Fund (registered under the
Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o  Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of
   CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche
   Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Asset Management Information Sharing
Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley
Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The
GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.   RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o  AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o  The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     -  The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

   -  Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     -  Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

                                     II-160

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -  The name of the issuer of the portfolio security;

   -  The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   -  The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     -  The shareholder meeting date;

     -  A brief identification of the matter voted on;

     -  Whether the matter was proposed by the issuer or by a security holder;

     -  Whether the company cast its vote on the matter;

   -  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     -  Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM
Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.  THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

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

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES

                           DEUTSCHE ASSET MANAGEMENT

                         GLOBAL PROXY VOTING GUIDELINES

                            AS AMENDED OCTOBER 2010

                               [GRAPHIC OMITTED]

                                     II-162

I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws
      E    Non-Financial Effects Of Takeover Bids
VI         MERGERS & ACQUISITIONS

                                      II-163

VII         SOCIAL & POLITICAL ISSUES
       A    Labor & Human Rights
       B    Diversity & Equality
       C    Health & Safety
       D    Government/Military
       E    Tobacco
       F    Principles for Responsible Investment ("PRI")
            Environmental Issues
VIII        MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

                                     II-164

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.   BOARD OF DIRECTORS AND EXECUTIVES

A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors.
Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66
   2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2  ."For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3  "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4. "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the
Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

                                     II-165

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

                                     II-166

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.   PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS
(FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
     interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines..

J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process

II.  CAPITAL STRUCTURE

A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

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

C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast
"for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. CORPORATE GOVERNANCE ISSUES

A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

                                     II-168

Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for"
proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than
10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*     Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

                                     II-169

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)   The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)   The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)   The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)   The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

                                     II-170

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"

1. Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":

o  the election of board members with positions on either remuneration or audit committees;

o  the election of supervisory board members with too many supervisory board mandates;

o  "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)

EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

                                     II-171

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o  directly align the interests of members of management boards with those of shareholders;

o  establish challenging performance criteria to reward only above average performance;

o  measure performance by total shareholder return in relation to the market or a range of comparable companies;

o  are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o  do not allow a repricing of the exercise price in stock option plans.

J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

                                     II-172

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.   ANTI-TAKEOVER RELATED ISSUES

A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4)
the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.   NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

                                     II-173

VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII. SOCIAL, ENVIRONMENTAL & POLITICAL ISSUES

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted. In addition, AM has incorporated the Principles for Responsible Investment (PRI) in these Proxy
Voting Guidelines.

A.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride
   Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

                                     II-174

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as
   "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

F.   PRINCIPLES FOR RESPONSIBLE INVESTMENT

AM policy is to engage actively with companies on ESG issues and participate in collaborative engagement initiatives. In this context, AM is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights). AM could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable. In addition, AM could ask for standardized ESG reporting and issues to be integrated within annual financial reports.

G.   ENVIRONMENTAL ISSUES

AM policy is to vote "for" increased disclosure on CERES Principles, ESG issues or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power) and to follow management's recommended vote on all other matters related to the above issues.

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

VIII. MISCELLANEOUS ITEMS

A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

                                     II-175

B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.   AUDIT FIRM ROTATION

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.   TRANSACTION OF OTHER BUSINESS

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

                                     II-176

I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the
Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.
 -------------------------------------------------------------------------------
 IMPORTANT: The information contained herein is the property of Deutsche Bank
 Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
-------------------------------------------------------------------------------

                                     II-177

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DWS Equity 500 Index VIP
DWS Small Cap Index VIP

On February 28, 2012, Deutsche Bank AG (“Deutsche Bank”), the parent company of Deutsche Investment Management Americas Inc., the fund’s investment advisor (the “Advisor”), announced that it is in exclusive negotiations with Guggenheim Partners on the sale of certain of its asset management businesses, including the U.S. mutual fund business conducted by the Advisor.  The exclusive negotiations follow Deutsche Bank’s announcement on November 22, 2011 that it was conducting a strategic review of certain of its global asset management businesses, including that of the Advisor.  There is no assurance that Deutsche Bank will reach an agreement to sell the business conducted by the Advisor to Guggenheim Partners or any other party.  It is expected that any such transaction would result in the termination of the existing management and distribution arrangements of the DWS Funds.  Any new management or distribution arrangements would be subject to approval by the board of trustees/directors of the DWS Funds and, in the case of any new investment management agreements, approval by fund shareholders.

Please Retain This Supplement for Future Reference

February 29, 2012
PRO_SAISTKR-53

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

DWS Alternative Asset Allocation Fund
DWS Balanced Fund
DWS California Tax-Free Income Fund
DWS Clean Technology Fund
DWS Communications Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS Floating Rate Fund
DWS Global Thematic Fund

DWS Gold & Precious Metals Fund
DWS Health Care Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS New York Tax-Free Income Fund

DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities
Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Value Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Variable NAV Money Fund

The following disclosure is added to the “PART II: APPENDIX II-H —TAXES” section of each Fund’s Statement of Additional Information:

Cost basis reporting. A fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the Internal Revenue Service (“IRS”) and furnish to such shareholder “cost basis” and “holding period” information for fund shares the shareholder acquired on or after January 1, 2012 and redeemed on or after that date (“covered shares”). These requirements do not apply to investments through a tax-deferred arrangement or to shares of money market funds (except DWS Variable NAV Money Fund). For covered shares, the fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares, (ii) the gross proceeds received on the redemption, and (iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.

With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using the fund’s default method of average cost, unless the shareholder instructs the fund to use a different calculation method. Please visit the DWS Investments Web site at www.dws-investments.com (the Web site does not form a part of this statement of additional information) for more information.

Shareholders who hold fund shares through a financial intermediary, should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available.

Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use the fund’s default method of average cost.

Please Retain This Supplement for Future Reference

February 1, 2012

SAISTKR-49

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

 Cash Account Trust
Government & Agency Securities
Portfolio
Money Market Portfolio
Tax-Exempt Portfolio
Cash Management Fund
Cash Reserve Fund, Inc.
Prime Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax–Free Income Fund
DWS Capital Growth Fund
DWS Climate Change Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Income Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund
DWS Enhanced Global Bond Fund
DWS Equity 500 Index Fund
DWS Floating Rate Plus Fund
DWS Global Inflation Plus Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS GNMA Fund
DWS Gold & Precious Metals Fund
DWS Growth & Income Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS Large Cap Focus Growth Fund
DWS Large Cap Value Fund
DWS Latin America Equity Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Mid Cap Growth Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic Government Securities Fund
DWS Strategic High Yield Tax-Free Fund
DWS Strategic Value Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Ultra-Short Duration Fund
DWS Unconstrained Income Fund
DWS Variable NAV Money Fund
DWS World Dividend Fund
Investors Cash Trust
Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment
Tax-Exempt California Money Market Fund

DWS Variable Series I:
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Small Cap Growth VIP
DWS Growth & Income VIP
DWS International VIP

DWS Variable Series II:
DWS Alternative Asset Allocation Plus VIP
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Diversified International Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Money Market VIP
DWS Small Mid Cap Growth VIP
DWS Unconstrained Income VIP

DWS Investments VIT Funds:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

The following information replaces similar disclosure under “Financial Intermediary Support Payments” section of each Fund’s/Portfolio’s Statement of Additional Information:

Financial Intermediary Support Payments. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of $10,000 up to $250,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of a fund or of any particular share class of a fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of a fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in Part II —Appendix II-E will receive revenue sharing payments at different points during the coming year as described above.

The following information replaces similar disclosure in “APPENDIX II-E- FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE SHARING ARRANGEMENTS” of each Fund’s/Portfolio’s Statement of Additional Information:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
American Portfolios Financial Services, Inc.
Ameriprise
Cetera Financial Group
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
Goldman Sachs
HD Vest Investment Securities, Inc.
The Huntington Investment Company
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.)
Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)
Oppenheimer & Co., Inc.

2

PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Wealth Management
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of America
Bank of New York Mellon
Barclays Capital Inc.
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.
Computershare Trust Company
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. – International
First Southwest Company
J.P. Morgan Clearing Corp.
J.P. Morgan Securities LLC
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
Union Bank, NA
US Bancorp
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company

3

Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

Please Retain This Supplement for Future Reference

September 27, 2011
SAISTKR-41

4

 [BARGRAPHIC APPEARS HERE]

STATEMENT OF ADDITIONAL INFORMATION

JULY 1, 2011

DWS VALUE EQUITY TRUST

DWS S&P 500 Plus Fund
CLASS/TICKER           A   OUTDX     B   OUTBX     C   OUTCX     R   OUTRX     S   SSFFX

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for the fund dated July 1, 2011, as supplemented from time to time, a copy of which may be obtained without charge by calling (800) 621-1048 for Classes A, B, C and R and (800) 728-3337 for
Class S; or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.

Portions of the Annual Report to Shareholders of the fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to
Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the DWS funds.

Class B shares are closed to new investment.

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I

  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-4
  Statements


PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended

"1940 Act" - the Investment Company Act of 1940, as amended

"Code" - the Internal Revenue Code of 1986, as amended

"DeAM" - Deutsche Asset Management

"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management
Americas Inc., 345 Park Avenue, New York, New York 10154

"Subadvisor"- QS Investors, LLC, 880 Third Avenue, 7th Floor, New York, NY
10017

"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South
Riverside Plaza, Chicago, Illinois 60606

"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th
Street, Kansas City, Missouri 64105-1614

"DWS funds" - The US registered investment companies advised by DIMA

"Board Members" - Members of the Board of Trustees of the Trust

"Board" - Board of Trustees of the Trust

"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act)

"fund" or "series" - DWS S&P 500 Plus Fund

"Custodian" - State Street Bank and Trust Company, Lafayette Corporate Center,
2 Avenue De Lafayette, Boston, MA 02111

"Fund Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800 Boylston Street,
Boston, MA 02199

"Trustee/Director Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800
Boylston Street, Boston, MA 02199

"Trust"- DWS Value Equity Trust

"NRSRO"- A nationally recognized statistical rating organization

"S&P" - Standards & Poor's Ratings Group, an NRSRO

"Moody's" - Moody's Investors Service, Inc., an NRSRO

"Fitch" - Fitch Investors Service, Inc., an NRSRO

FUND ORGANIZATION

DWS S&P 500 Plus Fund is a series of DWS Value Equity Trust, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended from time to time. On February 6, 2006, Value Equity Trust was renamed DWS Value Equity Trust and Scudder Select 500 Fund was renamed DWS
Enhanced S&P 500 Fund. Effective January 1, 2009, DWS Enhanced S&P 500 Fund was
renamed DWS S&P 500 Plus Fund.

The Trust is governed by an Amended and Restated Declaration of Trust dated
June 2, 2008, as may be further amended from time to time (the "Declaration of
Trust"). The Declaration of Trust was last approved by shareholders in 2006.
Additional information about the Trust is set forth in PART II under "Fund
Organization."

MANAGEMENT OF THE FUND

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods is set forth in PART I - APPENDIX I-C. Information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B.

BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in the fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund,

                                      I-1

if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in PART I - APPENDIX I-A.

PORTFOLIO MANAGEMENT

Information regarding the fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B.
This section does not apply to money market funds.

AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by the fund to its affiliated service providers for various services, including investment management, administrative, transfer agency, and, for certain funds, fund accounting services, is set forth in PART I -
APPENDIX I-E. For information regarding payments made to DIDI, see PART I -
APPENDIX I-F. Fee rates for services of the above referenced affiliated service providers are included in PART II - APPENDIX II-C.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to a fund/class that does not impose sales charges.

DISTRIBUTION PLAN PAYMENTS

Payments made by the fund for the most recent fiscal year under the fund's Rule
12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to a fund/class that does not incur expenses paid in connection with
Rule 12b-1 Plans.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to a new fund that has not completed a fiscal reporting period.

BROKERAGE COMMISSIONS

Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H.

The fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in Part II of this SAI.

INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-I includes a list of the investment practices and techniques which the fund may employ in pursuing its investment objective. PART
II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the fund's investment objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the fund.

The fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75%
of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. The fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1)

                                      I-2

67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.

As a matter of fundamental policy, the fund may not do any of the following:

(1)    borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)    issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3)    purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)    engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5)    purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

(6)    make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)    concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following is intended to help investors better understand the meaning of the fund's fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided the by SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the fund's fundamental policies.

The 1940 Act generally permits a fund to borrow money in amounts of up to
33 1-3% of its total assets from banks for any purpose, and to borrow up to 5%
of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see "Borrowing" in PART
II - APPENDIX II-G.

Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. The fund is permitted to engage in the investment practices described in its prospectus and in this SAI.

For additional information regarding the fund's asset segregation practices, see "Asset Segregation" in PART II - APPENDIX II-G.

At present, the 1940 Act does not set forth a maximum percentage of a fund's assets that may be invested in commodities.

Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

OTHER INVESTMENT POLICIES. The Board has adopted certain non-fundamental policies and restrictions which are observed in the conduct of the fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.

As a matter of non-fundamental policy:

                                      I-3

(1)    the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.

(2)    the fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections
       12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(3)    the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(4)    the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5%
       of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

(5)    the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).

(6)    the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

(7)    the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

(8)    the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).

TAXES

Important information concerning the tax consequences of an investment in the fund is contained in PART II - APPENDIX II-H.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND
FINANCIAL STATEMENTS

The financial highlights of the fund included in the prospectus and the financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of
PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110.
PricewaterhouseCoopers LLP is an independent registered public accounting firm.
The report is given on the authority of said firm as experts in auditing and accounting. The accounting firm audits the financial statements of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial statements, together with the report of the Independent
Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated February
28, 2011 (SEC File No. 811-01444), are incorporated herein by reference and are hereby deemed to be a part of this SAI.

ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART
I - APPENDIX I-J.

                                      I-4

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL

BOARD MEMBER SHARE OWNERSHIP IN THE FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in the fund and in DWS funds as of December 31,
2010.

DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

BOARD MEMBER                DWS S&P 500 PLUS FUND

INDEPENDENT BOARD MEMBER:
John W. Ballantine                  None
Henry P. Becton, Jr.                None
Dawn-Marie Driscoll             $1 - $10,000
Keith R. Fox                        None
Paul K. Freeman                     None
Kenneth C. Froewiss                 None
Richard J. Herring                  None
William McClayton                   None
Rebecca W. Rimel                    None
William N. Searcy, Jr.              None
Jean Gleason Stromberg              None
Robert Wadsworth                    None

AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/

                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                 DWS FUND COMPLEX

INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000

(1)   Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the
      Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.

                                      I-5

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2010. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or
Distributor and any persons (other than a registered investment company)
directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).

                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS

John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None

As of June 6, 2011, all Board Members and officers owned, as a group, less than
1% of the outstanding shares of the fund.

25% OR GREATER OWNERSHIP

No investor beneficially owns 25% or more of the fund's shares as of June 6,
2011, and therefore there is no presumed control of the fund. Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund.

5% OR GREATER OWNERSHIP OF SHARE CLASSES

The following table identifies those investors who own 5% or more of a fund share class as of June 6, 2011. All holdings are of record, unless otherwise indicated.

DWS S&P 500 PLUS FUND

NAME AND ADDRESS OF INVESTOR                 SHARES         CLASS     PERCENTAGE

PERSHING LLC                                648,884.265      A           11.70%
JERSEY CITY NJ 07399-0001
PERSHING LLC                                 21,922.954      B           17.03%
JERSEY CITY NJ 07399-0001
DWS TRUST COMPANY CUST                        6,586.425      B            5.12%
FOR THE SEP IRA OF
GREENVILLE CA 95947-9608
AMERICAN ENTERPRISE INVESTMENT SERV          19,868.092      B           15.43%
FBO #XXXXXXXXXXX
MINNEAPOLIS MN 55440-9446

                                       I-6

NAME AND ADDRESS OF INVESTOR             SHARES        CLASS     PERCENTAGE

FIRST CLEARING LLC                      22,660.444      B           17.60%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
RAYMOND JAMES                           43,956.404      C            5.21%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXXX
ATTN COURTNEY WALLER
ST PETERSBURG FL 33716-1100
FIRST CLEARING LLC                     172,520.361      C           20.44%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
UBS WM USA                             129,841.587      C           15.38%
XXX XXXXX XXXX
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
COUNSEL TR DBA MATC FBO                 91,734.188      R           10.07%
ANDERSON & VREELAND INC PSP
PITTSBURGH PA 15222-4228
MG TR CO CUST FBO                      219,040.202      R           24.05%
TOWN OF NATICK 457 DEFFDCOMP
DENVER CO 80202-3531
MG TR CO TTEE                           51,709.330      R            5.68%
FBO THIRD STREET MANAGEMENTLLC
401K P/S PL & TR
DENVER CO 80202-3531
MLPF&S FOR THE SOLE BENEFIT OF          68,246.180      R            7.49%
ITS CUSTOMERS
ATTN FUND ADM (97HB3)
JACKSONVILLE FL 32246-6484
LPL FINANCIAL                          549,578.417      S            6.54%
A/C XXXX-XXXX
SAN DIEGO CA 92121-1968
DWS TRUST COMPANY                      759,105.335      S            9.03%
FBO GRANITE BROADCASTING CORP
EMPLOYEE SAV & RET PLAN
ATTN SHARE RECON DEPT A/C XXXXXX
SALEM NH 03079-1143
STATE STREET BANK & TRUST CO           632,784.182      S            7.53%
CUST FBO
DWS LIFECOMPASS 2015 FUND
BOSTON MA 02111-1712
NEW YORK LIFE TRUST COMPANY            545,795.501      S            6.49%
CLIENT ACCOUNT
PARSIPPANY NJ 07054-1007

                                       I-7

NAME AND ADDRESS OF INVESTOR               SHARES         CLASS     PERCENTAGE

DWS TRUST COMPANY                         493,499.746      S           5.87%
FBO SAGER ELECTRICAL SUPPLY CO INC
401 K & PROFIT SHARING PLAN
ATTN SHARE RECON DEPT # XXXXXX
SALEM NH 03079-1143
STATE STREET BANK & TRUST CO              926,051.505      S          11.02%
CUST FBO
DWS LIFECOMPASS 2020 FUND
BOSTON MA 02111-1712

                                      I-8

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 10 times during the most recently completed calendar year. Each Board Member attended at least 75%
of the meetings of the Board and meetings of the Board Committees on which such
Board Member served.

BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of a fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund's investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing.
At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.

Currently, all of a fund's Board Members are Independent Board Members, meaning that they are not considered "interested persons" (as defined in the 1940 Act)
of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the
Independent Board Members has been characterized as that of a "watchdog"
charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board
Member currently serves as chairman of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board as appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and
Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

                                      I-9

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee,
Equity Oversight Committee, Fixed-Income and Quant Oversight Committee,
Operations Committee and Dividend Committee.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS

AUDIT COMMITTEE             7         Assists the Board in fulfilling its responsibility    William McClayton (Chair),
                                      for oversight of (1) the integrity of the financial   Kenneth C. Froewiss (Vice
                                      statements, (2) the fund's accounting and             Chair), Henry P. Becton, Jr.,
                                      financial reporting policies and procedures, (3)      Keith R. Fox, Richard J.
                                      the fund's compliance with legal and regulatory       Herring and William N.
                                      requirements related to accounting and                Searcy, Jr.
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                                      I-10

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS

NOMINATING AND              7         Recommends individuals for membership on             Henry P. Becton, Jr. (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Rebecca W. Rimel (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Paul K. Freeman,
                                      members, and oversees the operations of the          Kenneth C. Froewiss and
                                      Board. The Nominating and Governance                 William McClayton
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes the the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Paul K.
                                      Freeman, Independent Chairman, DWS Funds,
                                      P.O. Box 101833, Denver, CO 80250-1833.
CONTRACT                    6         Reviews at least annually, (a) the fund's            Robert H. Wadsworth
COMMITTEE                             financial arrangements with DIMA and its             (Chair), Keith R. Fox (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), John W. Ballantine,
                                                                                           Dawn-Marie Driscoll,
                                                                                           Richard J. Herring, Jean
                                                                                           Gleason Stromberg and
                                                                                           William N. Searcy, Jr.
EQUITY OVERSIGHT            6         Reviews the investment operations of those           John W. Ballantine (Chair),
COMMITTEE                             funds that primarily invest in equity securities     William McClayton (Vice
                                      (except for those funds managed by a                 Chair), Henry P. Becton, Jr.,
                                      quantitative investment team).                       Keith R. Fox, Richard J.
                                                                                           Herring and Rebecca W.
                                                                                           Rimel
FIXED INCOME AND            6         Reviews the investment operations of those           William N. Searcy, Jr.
QUANT OVERSIGHT                       funds that primarily invest in fixed-income          (Chair), Jean Gleason
COMMITTEE                             securities or are managed by a quantitative          Stromberg (Vice Chair),
                                      investment team.                                     Dawn-Marie Driscoll,
                                                                                           Kenneth C. Froewiss and
                                                                                           Robert H. Wadsworth

                                      I-11

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS

OPERATIONS                  6         Reviews the administrative operations and          Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.            John W. Ballantine ( Vice
                                      Reviews administrative matters related to the      Chair), Rebecca W. Rimel,
                                      operations of the fund, policies and procedures    Jean Gleason Stromberg
                                      relating to portfolio transactions, custody        and Robert H. Wadsworth
                                      arrangements, fidelity bond and insurance
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         John W. Ballantine, Robert
COMMITTEE                             Valuation Sub-Committee may make                   H. Wadsworth, Dawn-Marie
                                      determinations of fair value required when the     Driscoll (Alternate), Rebecca
                                      Operations Committee is not in session.            W. Rimel (Alternate), and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)
DIVIDEND                  0/*/        Authorizes dividends and other distributions for   Kenneth C. Froewiss,
COMMITTEE                             those funds that are organized as series of a      Robert H. Wadsworth, John
                                      Maryland corporation. Committee meets on an        W. Ballantine (Alternate),
                                      as-needed basis.                                   Henry P. Becton,
                                                                                         Jr.(Alternate), Dawn-Marie
                                                                                         Driscoll (Alternate), Keith R.
                                                                                         Fox (Alternate), Paul K.
                                                                                         Freeman (Alternate), Richard
                                                                                         J. Herring (Alternate),
                                                                                         William McClayton
                                                                                         (Alternate), Rebecca W.
                                                                                         Rimel (Alternate), Jean
                                                                                         Gleason Stromberg
                                                                                         (Alternate) and William N.
                                                                                         Searcy, Jr. (Alternate)

/*/The Dividend Committee was formed on November 18, 2010.

AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

                                      I-12

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from the fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees.
Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of
Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following tables show, for each Independent Board
Member, compensation from the fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2010.

AGGREGATE COMPENSATION FROM THE FUND

BOARD MEMBER                DWS S&P 500 PLUS FUND

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $466
Henry P. Becton, Jr.       $466
Dawn-Marie Driscoll        $466
Keith R. Fox               $447
Paul K. Freeman            $603
Kenneth C. Froewiss        $447
Richard J. Herring         $447
William McClayton          $479
Rebecca W. Rimel           $447
William N. Searcy, Jr.     $466
Jean Gleason Stromberg     $447
Robert Wadsworth           $479

                                      I-13

TOTAL COMPENSATION FROM DWS FUND COMPLEX

                             TOTAL COMPENSATION
                              FROM THE FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/

INDEPENDENT BOARD MEMBER:
John W. Ballantine         $255,000
Henry P. Becton, Jr.       $255,000
Dawn-Marie Driscoll        $255,000
Keith R. Fox               $240,000
Paul K. Freeman/(2)/       $365,000
Kenneth C. Froewiss        $240,000
Richard J. Herring         $240,000
William McClayton          $265,000
Rebecca W. Rimel           $240,000
William N. Searcy, Jr.     $255,000
Jean Gleason Stromberg     $240,000
Robert Wadsworth           $303,500

(1)   The DWS Fund Complex was composed of 125 funds as of December 31, 2010.

(2)   Includes $125,000 in annual retainer fees received by Dr. Freeman as
Chairperson of DWS funds.

                                      I-14

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT

FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for the fund as well as in all US, registered DWS Funds as a group (i.e., those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.

DWS S&P 500 PLUS FUND

                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED

Robert Wang                      $1 - $10,000                  N/A
Thomas Picciochi              $0                               N/A
Russell Shtern                   $1 - $10,000                  N/A

CONFLICTS OF INTEREST

In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. For a fund subadvised by subadvisors unaffiliated with the
Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of the fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS

Robert Wang               31          $10,290,344,544              0                     $0
Thomas Picciochi          11          $   843,711,653              0                     $0
Russell Shtern            15          $ 5,703,768,805              0                     $0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS

Robert Wang                4             $527,129,647               1               $214,749,679
Thomas Picciochi           1             $214,749,679               1               $214,749,679
Russell Shtern             3             $312,379,968               0               $          0

                                      I-15

OTHER ACCOUNTS MANAGED:

                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS

Robert Wang                  10           $2,190,921,397            3              $186,439,533
Thomas Picciochi              4           $  513,617,766            3              $186,439,533
Russell Shtern                6           $1,599,564,780            0              $          0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

                                      I-16

PART I: APPENDIX I-E - AFFILIATED SERVICE PROVIDER COMPENSATION

DWS S&P 500 PLUS FUND

                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED       SERVICES/1/        SERVICES            SERVICES/1/             SERVICES

2011                   $   253,463            $0                        -                  -
2010                   $   519,405            $0                        -                  -
2009                   $283,625/2/            $0               $68,343/2/                 $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED       AGENCY SERVICES/1/       AGENCY SERVICES

2011                                  -                    -
2010                                  -                    -
2009                        $146,107/2/             $116,600

/1/ Effective January 1, 2009 the fund entered into an investment management and unitary fee agreement with the Advisor, under which advisory, administrative and transfer agency services fees for the fund are paid by the Advisor. For the period January 1, 2009 through February 28, 2009 the
   Advisor was paid a unitary fee of $49,241.

/2/ For the period from March 1, 2008 through December 31, 2008.

The following waivers were in effect during the most recent three fiscal years:

Effective October 1, 2008 through December 31, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of 1.28%, 2.03%, 2.03%,
1.53% and 1.03%, for Class A, B, C, R and S shares, respectively.

Effective October 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of 1.22%,
1.97%, 1.97%, 1.47% and 0.97%, for Class A, B, C, R and S shares, respectively.

                                      I-17

PART I: APPENDIX I-F - SALES CHARGES

The following tables show the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI for the noted fiscal period(s).

CLASS A INITIAL SALES CHARGE:

                                                                             AGGREGATE          AGGREGATE
                                       AGGREGATE        AGGREGATE           COMMISSIONS        COMMISSIONS
                           FISCAL        SALES         COMMISSIONS      PAID TO AFFILIATED      RETAINED
                            YEAR      COMMISSIONS     PAID TO FIRMS            FIRMS             BY DIDI

DWS S&P 500 Plus Fund      2011         $30,000           $3,000              $4,000             $23,000
                           2010         $ 1,000           $    0              $    0             $ 1,000
                           2009         $16,000           $5,000              $6,000             $ 5,000

CDSC PAID TO DIDI ON:

                           FISCAL
                            YEAR     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES

DWS S&P 500 Plus Fund      2011          $1,436             $ 6,446            $4,080
                           2010          $    0             $ 6,410            $1,709
                           2009          $    0             $10,022            $1,324

                                      I-18

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Expenses of the fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent calendar year.

12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:

                                       12B-1 DISTRIBUTION     12B-1 SHAREHOLDER
                                              FEES              SERVICES FEES

DWS S&P 500 Plus Fund      Class A           $     0              $135,489
                           Class B           $16,006              $  4,969
                           Class C           $72,468              $ 23,752
                           Class R           $18,105              $ 18,100

                                      I-19

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TURNOVER RATES

FUND                       2011     2010

DWS S&P 500 Plus Fund      1%       5%

BROKERAGE COMMISSIONS

                           FISCAL     BROKERAGE COMMISSIONS
                            YEAR          PAID BY FUND

DWS S&P 500 Plus Fund      2011            $  94,000
                           2010            $  63,000*
                           2009            $  41,832

*     The higher brokerage commission paid during the fiscal year ended
      February 28, 2010, compared to the fiscal year ended February 28, 2009, is a result of a change at the beginning of 2009 in the portfolio management team and the fund's S&P 500 Index investment strategy.

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

                                                                       AGGREGATE                            % OF THE
                                                                       BROKERAGE                           AGGREGATE
                                                                      COMMISSIONS                            DOLLAR
                                        NAME OF                       PAID BY FUND     % OF THE TOTAL     VALUE OF ALL
                           FISCAL     AFFILIATED                     TO AFFILIATED        BROKERAGE        PORTFOLIO
                            YEAR        BROKER       AFFILIATION        BROKERS          COMMISSIONS      TRANSACTIONS

DWS S&P 500 Plus Fund      2011         None             -               None                -                 -
                           2010         None             -               None                -                 -
                           2009         None             -               None                -                 -

The fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the fund held as of the end of its most recent fiscal year.

Listed below are the regular broker dealers of the fund whose securities the fund held as of the end of its most recent fiscal year and the dollar value of such securities.

DWS S&P 500 PLUS FUND

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS

The Goldman Sachs & Co., Inc.                               $1,289,000
Citigroup                                                   $2,037,000

                                      I-20

TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, the fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.

                                                       COMMISSIONS PAID
                           AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                         WITH RESEARCH FIRMS      WITH RESEARCH FIRMS

DWS S&P 500 Plus Fund              None                      None

                                      I-21

PART I: APPENDIX I-I - INVESTMENT PRACTICES AND TECHNIQUES

Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.

DWS S&P 500 PLUS FUND

Asset Segregation
Borrowing
Cash Management Vehicles
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)

GTAA Overlay Strategy

Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Company Securities
Lending of Portfolio Securities
Mortgage-Backed Securities
Participation Interests
Privatized Enterprises
Short-Term Securities
Warrants
When-Issued and Delayed Delivery Securities

                                      I-22

PART I: APPENDIX I-J - ADDITIONAL INFORMATION

FUND                       CLASS       CUSIP NUMBER

DWS S&P 500 Plus Fund      Class A     23338K100
Fiscal Year End: 02/28     Class B     23338K209
                           Class C     23338K308
                           Class R     23338K407
                           Class S     23338K506

                                      I-23


STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II

  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-81
  Arrangements


PART II

Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund"
applies to all funds in the DWS funds complex.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. DIMA, with headquarters at 345 Park Avenue, New York, New
York, is the investment advisor for each fund. Under the oversight of the
Board, DIMA on behalf of a fund makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 90 years of experience managing mutual funds.

DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM, is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche
Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company.

DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.

Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.

DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an

                                      II-1

issuer of securities proposed for purchase or sale by a fund is a customer of
DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA,
Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA,
Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.

TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the applicable
Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.

DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services.
Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.

The Investment Management Agreement provides that a fund, except as noted
below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any;
brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services.
Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.

DWS S&P 500 Plus Fund pays DIMA a single fee (Unitary Fee) under the Investment
Management Agreement and Unitary Fee Agreement (UFA) that covers not only
DIMA's investment management services, but also all of the fund's day-to-day expenses in the ordinary course of business, except as noted below. Except as determined by the Board and to the extent permitted by applicable law, DIMA is responsible under the UFA for the payment of all of the fund's day-to-day operating expenses other than distribution fees and expenses (e.g., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as extraordinary expenses

                                      II-2

(as determined by the Board). DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent and other service providers to the fund. DIMA will pay the compensation of all Board members, officer and executive employees of the fund who are affiliated persons of DIMA. DIMA will also reimburse the fund for the fees and expenses of the Independent Board
Members and Trustee/Director Legal Counsel, and for the fees of the independent accountants.

For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap
Value Fund, and DWS Strategic Value Fund, the Investment Management Agreement
also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the
Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the
Registrant's federal, state and local tax returns; preparing and filing the
Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the
Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant;
assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the
Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the
Registrant in the conduct of its business, subject to the direction and control of the Board.

On behalf of Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman
Small Cap Value Fund, and DWS Strategic Value Fund, pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company
(SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board
Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.

Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS Dreman Mid Cap Value Fund, DWS Dreman Small
Cap Value Fund, and DWS Strategic Value Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund, except for DWS
S&P 500 Plus Fund, is set forth in PART II - APPENDIX II-C.

Under the Investment Management Agreement between DWS S&P 500 Plus Fund and
DIMA, a fund pays DIMA a Unitary Fee calculated daily and payable monthly equal to a base fee rate that beginning January 1, 2010 will be adjusted based upon the performance of a fund relative to a benchmark as further described in PART
II - APPENDIX II-C.

                                      II-3

The management fee or Unitary Fee is payable monthly, provided that a fund will make such interim payments as may be requested by DIMA not to exceed 75% of the amount of the fee then accrued on the books of a fund and unpaid.

Under a separate agreement between Deutsche Bank AG and the funds, Deutsche
Bank AG has granted a license to the funds to utilize the trademark "DWS."

SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA
(Sub-Advisory Agreement).

Aberdeen Asset Management Inc. (AAMI), 1735 Market Street, Philadelphia, PA
19103, serves as a Sub-Advisor of a portion of the assets for DWS Lifecycle
Long Range Fund. AAMI is an investment advisor registered with the SEC. AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI provides a full range of international investment advisory services to institutional and retail clients.

Deutsche Asset Management International GmbH (DeAMi), Mainzer Landstrasse
178-190, 60325 Frankfurt am Main, Germany, serves as a Sub-Advisor of all or a portion of the assets of certain funds. DeAMi is an investment advisor registered with the SEC and is an affiliate of DIMA and a subsidiary of
Deutsche Bank AG.

Dreman Value Management, L.L.C. (Dreman), 520 East Cooper Avenue Suite 230-4,
Aspen, Colorado 81611, serves as a Sub-Advisor of all the assets of certain funds. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.

Fischer Francis Trees & Watts, Inc. (FFTW), 200 Park Avenue, New York, New York
10166, serves as sub-advisor to DWS Core Fixed Income Fund. FFTW is directly wholly-owned by Charter Atlantic Corporation (CAC), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France.

Northern Trust Investments, Inc. (NTI) 50 South LaSalle Street, Chicago, IL
60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is an
Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a
financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Global Thematic Partners, LLC, 681 Fifth Avenue, New York, NY 10022, serves as
Sub-Advisor to certain funds. Global Thematic Partners commenced operations in
July 2010 and is an investment advisor registered under the 1940 Act.

QS Investors, LLC (QS Investors) 880 Third Avenue, 7th Floor, New York, NY
10017, serves as a Sub-Advisor of all or a portion of the assets of certain funds. QS Investors manages a range of quantitative investment strategies and assists clients with investment solutions that leverage expertise in research, portfolio management, and quantitative analysis. QS Investors commenced operations in August 2010 and is an investment advisor registered with the SEC.

RREEF America L.L.C. (RREEF), 875 North Michigan Avenue, 41st Floor, Chicago,
Illinois 60611, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since
1975 and has been an investment advisor of real estate securities since 1993

..

TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable
Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory

                                      II-4

Agreement relates, except a loss resulting from (a) the sub-advisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b)
willful misconduct, bad faith or gross negligence on the part of the
Sub-Advisor in the performance of its duties or from reckless disregard by the
Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.

A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A
Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.

Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund. The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the Sub-Advisor.

SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY
ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of a sub-subadvisor agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).

Deutsche Alternatives Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street,
London, United Kingdom, EC2N 2DB, serves as Sub-Subadvisor to a fund. DAAM
Global is an investment advisor registered with the SEC. In addition, DAAM
Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of
Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited (DeAM Hong Kong), 48/F Cheung
Kong Center, 2 Queen's Road Central, Hong Kong, China, serve as Sub-Subadvisors to a fund. DeAM Hong Kong is an investment advisor registered with the SEC. In addition, DeAM Hong Kong is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street,
Sydney NSW 200, Australia, serve as Sub-Subadvisors to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.

TERMS OF THE SUB-SUBADVISORY AGREEMENT. Pursuant to the terms of the applicable
Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the
Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A
Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.

Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.

A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the
Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the
Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory
Agreement.

                                      II-5

Under the Sub-Subadvisory Agreements, the Sub-Advisor, not a fund, pays each
Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from
DIMA. The Sub-Subadvisor fee is paid directly by the Sub-Advisor at specific rates negotiated between the Sub-Advisor and the Sub-Subadvisor. No fund is responsible for paying the Sub-Subadvisor.

AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In
connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement)
against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the
Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected
Funds, their directors and officers, DIMA and/or certain other parties (Private
Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private
Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.

BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set
forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the
Board, as well as compensation paid to the Independent Board Members and to
Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX I-C.

ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE
AGENT, AND CUSTODIAN

ADMINISTRATOR. DIMA serves as a fund's administrator pursuant to an
Administrative Services Agreement.

For its services under the Administrative Services Agreement, the Administrator
receives a fee at the rate set forth in PART II - APPENDIX II-C. The
Administrator will pay Accounting Agency fees out of the Administrative
Services fee.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The
Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors;
oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures;
assists in establishing the accounting and tax policies of a fund; assists in the resolution of

                                      II-6

accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the
Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.

The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.

FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Dreman Mid Cap Value
Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, DIMA, One
Beacon Street, Boston, Massachusetts 02108, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIMA receives a fee at the rate set forth in
PART II-APPENDIX II-C. Prior to March 31, 2011, DWS Investments Fund Accounting
Corporation (DIFA), a subsidiary of DIMA, performed these fund accounting services for the funds.

Pursuant to an agreement between DIMA and SSB, DIMA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. Prior to March
31, 2011, DIFA had also delegated these functions to SSB. The costs and expenses of such delegation are borne by DIMA, not by a fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas
City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to the
Transfer Agency and Services Agreement. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.

CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities.
The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

The Custodian's fee may be reduced by certain earnings credits in favor of a fund.

FUND LEGAL COUNSEL. Provides legal services to the funds.

TRUSTEE/DIRECTOR LEGAL COUNSEL. Serves as legal counsel to the Independent
Board Members.

PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside
Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the

                                      II-7

principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The
Distribution Agreement remains in effect for a class from year to year only if its continuance is approved for the class at least annually by a vote of the
Board, including the Board Members who are not parties to the Distribution
Agreement or interested persons of any such party.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the
Board in the manner described above with respect to the continuation of the
Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and
DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).

SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board
Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a
"majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DIDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see
Distribution and Service Agreements and Plans).

                                      II-8

DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.

REGULATORY MATTERS AND LEGAL PROCEEDINGS. On December 21, 2006, Deutsche Asset
Management (DeAM) settled proceedings with the Securities and Exchange
Commission (SEC) and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. (DAMI) and DIMA, the investment advisors to many of the DWS
Investments funds, regarding allegations of improper trading of fund shares at
DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder,
Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of
2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to
Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance
Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement
Fund.

                                      II-9

On September 28, 2006, the SEC and the National Association of Securities
Dealers (NASD) (now known as the Financial Industry Regulatory Authority, or
FINRA) announced final agreements in which Deutsche Investment Management
Americas Inc. (DIMA), Deutsche Asset Management, Inc. (DAMI) and DWS Scudder
Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI"))
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS funds' (now known as the DWS
Investments Funds) shares during 2001-2003. The agreements with the SEC and
NASD are reflected in orders which state, among other things, that DIMA and
DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker dealer firms with whom it had arrangements to market and distribute DWS fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or
Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the
DWS funds. These lawsuits name as defendants various persons, including certain
DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/  Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a
Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of
Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND ORGANIZATION

FOR EACH TRUST (EXCEPT DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX
FREE TRUST, DWS VALUE EQUITY TRUST AND CASH ACCOUNT TRUST)

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including

                                     II-10

bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board.
Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved

                                     II-11

by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX FREE TRUST AND DWS
VALUE EQUITY TRUST

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The
Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d)
such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable

                                     II-12

law: (a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the
SEC as an investment company under the 1940 Act.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class;
and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the
Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets)
shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder

                                     II-13

incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

FOR CASH ACCOUNT TRUST

The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds.
The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds'
prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board
Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the
Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the
By-laws of the Trust, or any registration of the Trust with the Securities and
Exchange Commission or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove Board Members.
Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the
1940 Act (a) the Trust will hold a shareholder meeting for the election of
Board Members at such time as less than a majority of the Board Members have been elected by shareholders, and (b) if, as a result of a vacancy in the
Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the
Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain

                                     II-14

amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a
"majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board to terminate the
Trust (or any fund or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the
Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the
Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

FOR EACH CORPORATION (EXCEPT DWS VALUE SERIES, INC.)

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the
Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the
Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of
Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

                                     II-15

Subject to the requirements of applicable law and any procedures adopted by the
Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.

Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

FOR DWS VALUE SERIES, INC.

All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the
Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, and account size requirements as the Board of Directors may establish or change from time to time and to the extent permitted under the
1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

                                     II-16

On any matter submitted to a vote of shareholders, all shares of the
Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

The Board of Directors, in its sole discretion, may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.

Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution.

PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law.
Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents.
Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur.
Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.

Orders will be confirmed at a share price next calculated after receipt in good order by DIDI. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day
(trade date).

USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients'
accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the
Shareholder Service Agent for these services.

                                     II-17

A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:

o     Traditional, Roth and Education IRAs. This includes Savings Incentive
      Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee
      Pension Plan (SEP) IRA accounts and prototype documents.

o     403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o     Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult their own tax advisors before establishing a retirement plan.

PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares.

PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "DWS Sales Charge and Dealer Commission
Schedule" set forth in PART II - APPENDIX II-F.

CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.

COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule"
set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter)
provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides

                                     II-18

that the first purchase following execution of the Letter must be at least 5%
of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP,
Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or
ExpertPlan for Flex Plans) and DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class
A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases,
Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:

(1)    a current or former director or trustee of Deutsche or DWS mutual funds;

(2)    an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;

(3)    certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;

(4)    any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (1) and (2);

(5)    persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(6)    selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;

(7)    unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
       Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(8)    through certain investment advisors registered under the Investment
       Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by
       DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;

(9)    employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to
       October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

                                     II-19

(10)   investors investing $1 million or more ($250,000 or more for DWS
       Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income
       Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund,
       DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free
       Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS
       Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS
       Short-Term Municipal Bond Fund, DWS Short Duration Plus Fund, DWS
       Strategic High Yield Tax-Free Fund, DWS Select Alternative Allocation
       Fund, DWS Strategic Government Securities Fund and DWS Strategic Income
       Fund), either as a lump sum or through the Combined Purchases, Letter of
       Intent and Cumulative Discount features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase
       Privilege is not available if another net asset value purchase privilege is available;

(11)   defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value without a sales charge in connection with:

(12)   the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by
       DIDI and consistent with regulatory requirements;

(13)   a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
       ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates into a DWS Investments IRA;

(14)   reinvestment of fund dividends and distributions; and

(15)   exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.

Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as
Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et
al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class."
Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i)
Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of
Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares are subject to a contingent deferred sales charge of
4.00% that declines over time (for shares sold within six years of purchase)
and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales
Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.

As described in the prospectus, Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.

PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of
1.00% (for shares

                                     II-20

sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set
forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under
Distribution and Service Agreements and Plans below).

PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set
forth in PART II - APPENDIX II-H, and the discussion of Rule 12b-1 Plans under
Distribution and Service Agreements and Plans below).

The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class
R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder
Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.

Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the
Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.

PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.

The following provisions apply to DWS Investments Flex Plans.

(1)    Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS
       Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

(2)    Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase
       Class A shares at net asset value.

                                     II-21

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares.
If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

MONEY MARKET FUNDS. Shares of a fund are sold at net asset value directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal
Funds (monies credited to a bank's account with its regional Federal Reserve
Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.

VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series
II and DWS Investments VIT Fund are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.

PURCHASES IN-KIND. This section is applicable only to the following funds: DWS
High Income Plus Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS
Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value"
as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares. Please consult the prospectus for the availability of these redemption features for a specific fund.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. DWS accepts Medallion Signature Guarantees.
Additional documentation may be required, particularly from institutional and fiduciary

                                     II-22

account holders, such as corporations, custodians (e.g., under the Uniform
Transfers to Minors Act), executors, administrators, trustees or guardians.

WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank.
The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

AUTOMATIC WITHDRAWAL PLAN. An owner of $5,000 or more of a class of a fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to an Automatic
Withdrawal Plan (the "Plan"). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is
12% of the net asset value of the account.

Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. If a day is not designated, the withdrawal will be processed on the 25th day of the month to that the payee should receive payment approximately on the first of the month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder Service Agent ten days prior to the date of the first automatic withdrawal. A Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the
Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid.

CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC for shares purchased through the Large Order NAV Purchase
Privilege will be waived in the event of:

(1)    redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code (Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

                                     II-23

(2)    redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or
       ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or
       ExpertPlan for Flex Plans) and DIDI and its affiliates;

(3)    redemption of shares of a shareholder (including a registered joint owner) who has died;

(4)    redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security
       Administration);

(5)    redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12%
       per year of the net asset value of the account;

(6)    redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans; and

(7)    for shares purchased prior to February 1, 2011, redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large
       Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (6) above for Class A shares. In addition, this CDSC will be waived:

(a)        for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section
           72(t)(2)(A)(iv) prior to age 59 1/2;

(b)        for redemptions to satisfy required minimum distributions after age
           70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and

(c)        in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:

(i)        redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

       (ii)       redemption of shares purchased through a dealer-sponsored
       asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account
Trust; Cash Reserves Fund Institutional, a series of DWS Institutional Funds;
DWS Money Market Series, a series of DWS Money Market Trust; and Treasury
Portfolio and DWS Variable NAV Money Fund, each a series of Investors Cash
Trust.

                                     II-24

CHECKWRITING (applicable to DWS Short Duration Plus Fund, DWS Intermediate
Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund only). The Checkwriting
Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders of DWS Intermediate Tax/AMT Free Fund and DWS Short
Term Bond Fund (which was acquired by DWS Short Duration Plus Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder
Massachusetts Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days.
Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund,
State Street Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.

MONEY MARKET FUNDS ONLY

The following sections relate to certain Money Market Funds. Please consult the prospectus for the availability of these redemption features for a specific fund.

REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing
House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice.
(Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying.
Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10)
days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service
Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the

                                     II-25

amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (800-621-1048 but for Class S shares use 800-728-3337 and for
Institutional class shares use 800-730-1313) or write (DWS Investments Service
Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service
Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The
Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60)
days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder
Service Agent in time.

Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service
Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder
Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.

A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the
National Automated Clearing House Association (NACHA) Operating Rules and any
local ACH operating rules then in effect, as well as Regulation E of the
Federal Reserve Board.

REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a
Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through

                                     II-26

which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.

Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder
Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.
A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when
"stop payment" of a Redemption Check is requested.

SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money
Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

EXCHANGES

The exchange features may not be available to all funds. Please consult the prospectus for the availability of exchanges for a specific fund. A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares.

GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a
CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund
(which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.

Shareholders who exchange their shares out of a DWS money market fund into
Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call 800-621-1048 (for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313).

Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.

MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money
Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS
Money Market Fund shares: (1) a current or former director or trustee of the
Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche

                                     II-27

Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE: Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.

COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an
Incentive Plan (Plan) covering wholesalers that are regional vice presidents
(DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics.
Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund.
Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III:
non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:

o     a fund's consistency with DWS Investments' branding and long-term strategy

o     a fund's competitive performance

o     a fund's Morningstar rating

o     The length of time a fund's Portfolio Managers have managed a fund/Strategy

o     Market size for the fund tier

o     a fund's size, including sales and redemptions of a fund's shares

This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS
Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically.
No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com/EN/  wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments
Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.

In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The
Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments
Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART
II - APPENDIX II-D. In addition, financial intermediaries may

                                     II-28

receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.

COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed
0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay
compensation from their own resources (see Financial Intermediary Support
Payments below).

COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically,
the shareholders of DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class
B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders
(see Financial Intermediary Support Payments below).

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund
(generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from

                                     II-29

time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor,
0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each fund has been advised that the Advisor, the
Distributor and their affiliates expect that the firms listed in PART II -
APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers.
However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes generally taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses, and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will be treated for federal income tax purposes as having received their share of such gains, but will then generally be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income

                                     II-30

and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.

A fund has a schedule for paying out any earnings to shareholders (see
Understanding Distributions and Taxes in each fund's prospectus). Additional distributions may also be made in November or December (or treated as made on
December 31) if necessary to avoid an excise tax imposed under the Code.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends (see Taxation of US Shareholders -
Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the
Shareholder Service Agent, in writing, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus.
Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests in writing that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or net realized capital gain in order to satisfy the minimum distribution requirements contained in the Code.

DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly.
Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.

Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund.
Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

                                     II-31

Distributions of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.

If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that such policy not be applied to the shareholder's account. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.

DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

I. RETAIL FUNDS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.

RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A
Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1
Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the
Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule
12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund.
For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where
DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution
Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to its Class B shares. This fee is accrued daily as an expense of
Class B shares. Under the Distribution Agreement, DIDI also receives any contingent

                                     II-32

deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of
Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc.
under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the
Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.

CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement,
DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.

With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25%
of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.

Firms to which service fees may be paid include affiliates of DIDI. In addition
DIDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to
0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.

II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C
SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)

RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to

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

the Services Agreement or by financial services firms under a Shareholder
Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule
12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.

DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money
Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the
Service Shares of the applicable fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

Premier Shares - Tax-Exempt California Money Market Fund. The Distribution
Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan.
DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.

Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The
Distribution Agreement authorizes the fund to pay DIDI, as an expense of
Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Advisor funds, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the
Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to
0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

Premium Reserve Money Market Shares - Cash Account Trust. The Services
Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve
Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay
the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.

Premier Money Market Shares - Cash Account Trust and Investors Cash Trust. The
Distribution Agreement authorizes a fund to pay DIDI, as an expense of the
Premier Money Market Shares classes of the Money Market Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of
Investors Cash Trust, a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier

                                     II-34
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Money Market Shares of the applicable fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of
Premier Money Market Shares held in accounts that they maintain and service.
The Services Agreement authorizes a fund to pay DIDI, as an expense of the
Premier Money Market Shares of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money
Market Shares held in accounts that they maintain and service.

Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution
Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash
Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the
Money Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash
Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus
Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent
Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash
Equivalent Plus Shares of average daily net assets of those shares of a fund.
This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the
Money Market Portfolio and the Government & Agency Securities Portfolio.

Capital Assets Funds - Cash Account Trust. The Distribution Agreement
authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market
Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt
Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% in the case of the Capital Assets Funds Shares and
0.20% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes,
RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Capital Assets Funds Shares and
0.10% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and
0.10% of average daily net assets in the case of those accounts in the Capital
Assets Funds Preferred Shares that it maintains and services. The Capital
Assets Funds Preferred Shares class is limited to the Money Market Portfolio.

Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed
Shares class of the Government & Agency Securities Portfolio of Cash Account
Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan authorizes the payment of up to 0.25% of average daily net assets of those shares of a fund and, at the discretion of the Board,

                                     II-35

the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the
Treasury Portfolio of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the
Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. This fee is not paid pursuant to a Rule 12b-1 Plan.
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of
Institutional Shares held in accounts that they maintain and service.

Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors
Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash
Account Trust and the Investment Class of the Treasury Portfolio of Investors
Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the
Investment Class shares of the applicable fund. This fee is paid pursuant to a
Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the
Investment Class held in accounts that they maintain and service.

Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement
authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule
12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the
Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.

Managed Shares - Cash Reserve Fund, Inc. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Managed Shares class of the Prime Series of Cash Reserve Fund, Inc., an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Shareholder Services Plan for Cash Management Fund - Institutional and Cash
Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY
Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier
Shares, each a series and class of DWS Advisor Funds. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the
Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients

                                     II-36

in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.

The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b)
the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not
"interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period.
The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund.
Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.

IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS
Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B-2 shares. Under the
Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of
0.25% of the average daily net assets of the Class B shares or Class B-2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class
B shares or Class B-2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or
Class B-2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or
Class B-2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the
Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the
Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or
Class B-2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B-2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that

                                     II-37

may be spent for distribution of Class B shares or Class B-2 shares of a fund without the approval of the shareholders of such class.

INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it.
Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.
Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.

IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE
PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED
HEREIN, AND IN A FUND'S PROSPECTUS.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter.
Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services

                                     II-38

provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the
Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the
Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.

The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions

                                     II-39

(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the
Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.

PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (SEC) quarterly filings (and monthly filings for money market funds), each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.

Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (DeAM), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (Authorized Third Parties).

Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information.
Periodic reports regarding these procedures will be provided to the Board.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Board exercise control over such policies. In addition, separate

                                     II-40
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account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.

NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the
New York Stock Exchange (Exchange) on each day the Exchange is open for trading
(Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day (except 2011), Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer.
Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated
Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased

                                     II-41
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option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon)
are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time.
If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a fund asset are not readily available or if the
Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value.
The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's
Pricing Committee.

The following paragraph applies to: DWS Life Compass Retirement Fund, DWS Life
Compass 2015 Fund, DWS Life Compass 2020 Fund, DWS Life Compass 2030 Fund, DWS
Life Compass 2040 Fund, DWS Alternative Asset Allocation Plus Fund, DWS Select
Alternative Asset Allocation Fund and DWS Alternative Asset Allocation Plus
VIP. The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying
DWS Fund in which the fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the
Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the fund by each Underlying DWS Fund's accounting agent.

The following additional paragraphs apply to: DWS Equity 500 Index Fund and DWS
S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio -
the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.

Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the
Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.

As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value
Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio.
Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the
Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.

APPLICABLE TO MONEY MARKET FUNDS OTHER THAN DWS MONEY MARKET SERIES, CASH
MANAGEMENT FUND, CASH RESERVES FUND-INSTITUTIONAL AND PRIME SERIES OF CASH

                                     II-42
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RESERVE FUND, INC. AND DWS VARIABLE NAV MONEY FUND. The net asset value (NAV)
per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the
Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.

The following paragraph applies to: DWS Variable NAV Money Fund only. The net asset value of shares of the fund is generally calculated on each day the New
York Stock Exchange is open for trading, as described in the fund's prospectus.
Pursuant to Board approved valuation procedures, the fund generally values its portfolio instruments using information furnished by an independent pricing service or market quotations. Interactive Data Corporation serves as the primary independent pricing service for the fund. In accordance with Board approved procedures, in the event pricing service information or market quotations are not readily available for certain portfolio assets, or when the value of certain portfolio assets is believed to have been materially affected by a significant event, the fair value of such portfolio assets will be determined by the fund's Pricing Committee (or, in some cases, the Board's
Valuation Committee). In accordance with its procedures, the fund will typically value newly acquired securities at amortized cost on date of acquisition, and thereafter using information furnished by an independent pricing service.

                                     II-43

Applicable to the following money market funds (each, a fund): DWS Money Market
Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional
and Prime Series. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash
Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV)
per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the
Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the
Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such
Valuation Day, the value of each investor's beneficial interest in the
Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the
Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the
Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.

The Board has established procedures reasonably designed to stabilize a fund's
NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or
valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other

                                     II-44

hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee
(or, in some cases, the Board's Valuation Committee) based upon input from the
Advisor or other third parties.

PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the
Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines)
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The
Policies are included in PART II - APPENDIX II-I.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the
Registration Statement which a fund has filed with the SEC under the Securities
Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     II-45
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BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON.: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds,
Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

AAA: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue rated a is considered to be an upper-medium-grade preferred stock.
While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

BA: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of

                                     II-46

its generic rating category; the modifier 2 indicates a mid-range ranking; and
the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1 OR P-1: (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well established industries.

o     High rates of return on funds employed.

o     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o     Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 OR P-2: (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 OR P-3: (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

NOT PRIME: Do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL SHORT-TERM RATINGS

There are four rating categories for state and municipal short-term obligations that define an investment grade situation: MIG 1, MIG 2, MIG 3, and MIG 4 (or
VMIG 1, VMIG 2, VMIG 3, and VMIG 4 in the case of an issue having a variable rate demand feature).

MIG 1 OR VMIG 1: Judged to be of the best quality.

MIG 2 OR VMIG 2: Judged to be of the high quality, with margins or protection ample although not as large as in the preceding group.

MIG 3 OR VMIG 3: Judged to be of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG4 OR VMIG 4: Judged to be of adequate quality.

SG: Denotes speculative quality.

STANDARD & POOR'S RATINGS SERVICES LONG-TERM RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to meet its financial commitment on the debt is extremely strong.

AA: Debt rated AA has a very strong capacity to meet its financial commitment and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to meet its financial commitment, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated BBB has an adequate capacity to meet its financial commitment.
Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

                                     II-47

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to meeting its financial commitment. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet its financial commitment. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment.

CCC: Debt rated CCC is currently vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment.

CC: Debt rated CC is currently high vulnerability to default.

C: Debt rated C is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

NR: Debt may lack a S&P rating because no rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES SHORT-TERM RATINGS

A-1: This highest category indicates a strong capacity to meet its financial commitment. Those obligors determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity to meet its financial commitment is satisfactory. However, its ability to meet its financial commitment is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

A-3: Issues carrying this designation have adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

B: Obligations are regarded as having significant speculative characteristics.
Ratings of `B-1', `B-2' and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: An obligation is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

                                     II-48

B-3: An obligation is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM RATINGS

SP-1: Reflects a very strong or strong capacity to pay principal and interest.
Notes issued with "overwhelming safety characteristics" will be rated "SP-1+".

SP-2: Reflects a satisfactory capacity to pay principal and interest.

SP-3: Reflects a speculative capacity to pay principal and interest.

DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, `AAA/A-1+'). With U.S. municipal short-term demand debt,
S&P note rating symbols are used with the short-term issue credit rating symbols (for example, `SP-1+/A-1+').

FITCH INVESTORS SERVICE, INC. LONG-TERM RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                                     II-49

DDD, DD, AND D: Bonds are in default of interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

F1: Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

FITCH INVESTORS SERVICE, INC. MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+,"
"F-1," and "F-2."

STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

The investment process involves assessment of various factors - such as product and industry position, corporate resources and financial policy - with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality.
The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years - a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle.
Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

                                     II-50

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+   Highest           B+   Average           C   Lowest
A    High              B    Below Average     D   In Reorganization
A-   Above Average     B-   Lower

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments. A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                                     II-51

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS

IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board
Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor
(each, an "Independent Board Member") is c/o Paul K. Freeman, Independent
Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

INDEPENDENT BOARD MEMBERS

NAME, YEAR OF BIRTH,
POSITION                                                                     NUMBER OF
WITH THE TRUST/CORPORATION                                                   FUNDS IN DWS   OTHER DIRECTORSHIPS
AND LENGTH OF TIME            BUSINESS EXPERIENCE AND                        FUND COMPLEX   HELD BY BOARD MEMBER
SERVED/(1)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS          OVERSEEN       DURING THE PAST 5 YEARS

Paul K. Freeman (1950)        Consultant, World Bank/Inter-American               113       _
Chairperson since 2009, and   Development Bank; Executive and Governing
Board Member since 1993       Council of the Independent Directors Council
                              (education committees); formerly: Project
                              Leader, International Institute for Applied
                              Systems Analysis (1998-2001); Chief
                              Executive Officer, The Eric Group, Inc.
                              (environmental insurance) (1986-1998)
John W. Ballantine (1946)     Retired; formerly: Executive Vice President         113       _
Board Member since 1999       and Chief Risk Management Officer, First
                              Chicago NBD Corporation/The First National
                              Bank of Chicago (1996-1998); Executive Vice
                              President and Head of International Banking
                              (1995-1996); Directorships: Chairman of the
                              Board, Healthways Inc. (provider of disease
                              and care management services); Portland
                              General Electric (utility company); Stockwell
                              Capital Investments PLC (private equity);
                              former Directorships: First Oak Brook
                              Bancshares, Inc. and Oak Brook Bank;
                              Prisma Energy International
Henry P. Becton, Jr. (1943)   Vice Chair and former President, WGBH               113       Lead Director, Becton
Board Member since 1990       Educational Foundation; Directorships:                        Dickinson and Company/(2)/
                              Association of Public Television Stations;                    (medical technology
                              Public Radio International; Public Radio                      company); Lead Director, Belo
                              Exchange (PRX); The PBS Foundation; former                    Corporation/(2)/ (media
                              Directorships: Boston Museum of Science;                      company)
                              American Public Television; Concord
                              Academy; New England Aquarium; Mass.
                              Corporation for Educational
                              Telecommunications; Committee for
                              Economic Development; Public Broadcasting
                              Service

                                      II-52

NAME, YEAR OF BIRTH,
POSITION                                                                      NUMBER OF
WITH THE TRUST/CORPORATION                                                    FUNDS IN DWS   OTHER DIRECTORSHIPS
AND LENGTH OF TIME           BUSINESS EXPERIENCE AND                          FUND COMPLEX   HELD BY BOARD MEMBER
SERVED/(1)/                  DIRECTORSHIPS DURING THE PAST 5 YEARS            OVERSEEN       DURING THE PAST 5 YEARS

Dawn-Marie Driscoll (1946)   President, Driscoll Associates (consulting            113       Trustee, Sun Capital Advisers,
Board Member since 1987      firm); Executive Fellow, Center for Business                    Inc. (22 open-end mutual
                             Ethics, Bentley University; formerly: Partner,                  funds advised by Sun Capital
                             Palmer & Dodge (1988-1990); Vice President                      Advisers, Inc.) (since 2007)
                             of Corporate Affairs and General Counsel,
                             Filene's (1978-1988); Directorships: Director
                             of ICI Mutual Insurance Company (since
                             2007); Advisory Board, Center for Business
                             Ethics, Bentley University; Trustee,
                             Southwest Florida Community Foundation
                             (charitable organization); former
                             Directorships: Investment Company Institute
                             (audit, executive, nominating committees)
                             and Independent Directors Council
                             (governance, executive committees)
Keith R. Fox (1954)          Managing General Partner, Exeter Capital              113       _
Board Member since 1996      Partners (a series of private investment
                             funds); Directorships: Progressive
                             International Corporation (kitchen goods
                             importer and distributor); BoxTop Media Inc.
                             (advertising); The Kennel Shop (retailer);
                             former Chairman, National Association of
                             Small Business Investment Companies
Kenneth C. Froewiss          Adjunct Professor of Finance, NYU Stern               113       _
(1945) Board Member since    School of Business (September 2009 -
2001                         present; Clinical Professor from 1997-
                             September 2009); Member, Finance
                             Committee, Association for Asian Studies
                             (2002-present); Director, Mitsui Sumitomo
                             Insurance Group (US) (2004-present); prior
                             thereto, Managing Director, J.P. Morgan
                             (investment banking firm) (until 1996)
Richard J. Herring           Jacob Safra Professor of International                113       Director, Japan Equity Fund,
(1946) Board Member since    Banking and Professor, Finance Department,                      Inc. (since September 2007),
1990                         The Wharton School, University of                               Thai Capital Fund, Inc. (since
                             Pennsylvania (since July 1972); Co-Director,                    2007), Singapore Fund, Inc.
                             Wharton Financial Institutions Center (since                    (since September 2007)
                             July 2000); Co-Chair, U.S. Shadow Financial
                             Regulatory Committee; Executive Director,
                             Financial Economists Roundtable;
                             Independent Director of Barclays Bank
                             Delaware (since September 2010); formerly:
                             Vice Dean and Director, Wharton
                             Undergraduate Division (July 1995-June
                             2000); Director, Lauder Institute of
                             International Management Studies (July
                             2000-June 2006)
William McClayton            Private equity investor (since October 2009);         113       _
(1944) Board Member since    previously: Managing Director, Diamond
2004                         Management & Technology Consultants, Inc.
                             (global consulting firm) (2001-2009);
                             Directorship: Board of Managers, YMCA of
                             Metropolitan Chicago; formerly: Senior
                             Partner, Arthur Andersen LLP (accounting)
                             (1966-2001); Trustee, Ravinia Festival

                                      II-53

NAME, YEAR OF BIRTH,
POSITION
WITH THE TRUST/CORPORATION
AND LENGTH OF TIME              BUSINESS EXPERIENCE AND
SERVED/(1)/                     DIRECTORSHIPS DURING THE PAST 5 YEARS

Rebecca W. Rimel (1951)         President and Chief Executive Officer, The
Board Member since 1995         Pew Charitable Trusts (charitable
                                organization) (1994 to present); Trustee,
                                Thomas Jefferson Foundation (charitable
                                organization) (1994 to present); Trustee,
                                Executive Committee, Philadelphia Chamber
                                of Commerce (2001 to 2007); formerly:
                                Executive Vice President, The Glenmede
                                Trust Company (investment trust and wealth
                                management) (1983 to 2004); Board
                                Member, Investor Education (charitable
                                organization) (2004-2005); Trustee, Pro
                                Publica (charitable organization) (2007-2010)
William N. Searcy, Jr. (1946)   Private investor since October 2003;
Board Member since 1993         formerly: Pension & Savings Trust Officer,
                                Sprint Corporation/(2)/ (telecommunications)
                                (November 1989-September 2003)
Jean Gleason Stromberg          Retired; formerly: Consultant (1997-2001);
(1943) Board Member since       Director, Financial Markets US Government
1997                            Accountability Office (1996-1997); Partner,
                                Fulbright & Jaworski, L.L.P. (law firm) (1978-
                                1996); Directorships: The William and Flora
                                Hewlett Foundation; former Directorships:
                                Service Source, Inc., Mutual Fund Directors
                                Forum (2002-2004), American Bar
                                Retirement Association (funding vehicle for
                                retirement plans) (1987-1990 and 1994-
                                1996)
Robert H. Wadsworth (1940)      President, Robert H. Wadsworth &
Board Member since 1999         Associates, Inc. (consulting firm) (1983 to
                                present); Director, The Phoenix Boys Choir
                                Association

NAME, YEAR OF BIRTH,
POSITION                        NUMBER OF
WITH THE TRUST/CORPORATION      FUNDS IN DWS   OTHER DIRECTORSHIPS
AND LENGTH OF TIME              FUND COMPLEX   HELD BY BOARD MEMBER
SERVED/(1)/                     OVERSEEN       DURING THE PAST 5 YEARS

Rebecca W. Rimel (1951)              113       Director, CardioNet, Inc.
Board Member since 1995                        (healthcare) (2009-present);
                                               Director, Viasys Health Care/(2)/
                                               (January 2007-June 2007)
William N. Searcy, Jr. (1946)        113       Trustee, Sun Capital Advisers,
Board Member since 1993                        Inc. (22 open-end mutual
                                               funds advised by Sun Capital
                                               Advisers, Inc.) (since 1998)
Jean Gleason Stromberg               113       _
(1943) Board Member since
1997
Robert H. Wadsworth (1940)           116       _
Board Member since 1999

OFFICERS/(4)/

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION           BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/       DIRECTORSHIPS DURING THE PAST 5 YEARS

W. Douglas Beck,CFA/(6)/ (1967)      Managing Director/(3)/, Deutsche Asset Management (2006-present); President and
President and CEO, 2011-             CEO of DWS family of funds and Head of Product Management, US for DWS
present                              Investments; formerly: Executive Director, Head of Product Management (2002-2006)
                                     and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-
                                     Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)
John Millette/(8)/ (1962)            Director/(3)/, Deutsche Asset Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(7)/ (1963)         Managing Director/(3)/, Deutsche Asset Management (since July 2004); formerly:
Chief Financial Officer, 2004-       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
present Treasurer, 2005-             Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
present                              Asset Management (1994-1998)
Caroline Pearson/(8)/ (1962)         Managing Director/(3)/, Deutsche Asset Management; formerly: Assistant Secretary for
Chief Legal Officer, April 2010-     DWS family of funds (1997 -2010)
present

                                      II-54

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/     DIRECTORSHIPS DURING THE PAST 5 YEARS

Rita Rubin/(9)/ (1970)             Director/(3)/ and Senior Counsel, Deutsche Asset Management (since October 2007);
Assistant Secretary, 2009-         formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
present
Paul Antosca/(8) /(1957)           Director/(3)/, Deutsche Asset Management (since 2006); formerly: Vice President, The
Assistant Treasurer, 2007-         Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
present
Jack Clark /(8)/ (1967)            Director/(3)/, Deutsche Asset Management (since 2007); formerly: Vice President, State
Assistant Treasurer, 2007-         Street Corporation (2002-2007)
present
Diane Kenneally/(8)/ (1966)        Director/(3)/, Deutsche Asset Management
Assistant Treasurer, 2007-
present
John Caruso/(9)/ (1965)            Managing Director/(3)/, Deutsche Asset Management
Anti-Money Laundering
Compliance Officer, 2010-
present
Robert Kloby/(9)/ (1962)           Managing Director/(3)/, Deutsche Asset Management
Chief Compliance Officer,
2006-present

/(1)/ The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
/(2)/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

/(3)/ Executive title, not a board directorship.

/(4)/ As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
/(5)/ The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
/(6)/ Address: 345 Park Avenue, New York, New York 10154.
/(7)/ Address: 100 Plaza One, Jersey City, New Jersey 07311.

/(8)/ Address: One Beacon Street, Boston, Massachusetts 02108.

/(9)/ Address: 60 Wall Street, New York, New York 10005.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.

Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer

BOARD MEMBER QUALIFICATIONS

The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board
Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the
DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

                                     II-55

John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various US and foreign banks.

Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Dricoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the
Independent Directors Council of the Investment Company Institute and her
experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.

Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the
Investment Company Institute.

Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.

Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his previous service as a director and/or senior executive officer of several mutual funds.

                                     II-56
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PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION

FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS
AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The
Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus.
Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

COMPENSATION OF PORTFOLIO MANAGERS

Portfolio managers are paid on a Total Compensation basis, which includes: (i)
fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank
AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.
Variable pay comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation,
Deutsche Asset Management considers a number of quantitative and qualitative factors:

o  Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

o  Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

o  Other factors (e.g. teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

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

o  Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o  The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts.
The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's
Board.

                                     II-58
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FOR FUNDS ADVISED BY ABERDEEN (AAMI)

COMPENSATION

AAMI's remuneration policy (Policy) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:

BASIC SALARY. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results.
Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

ANNUAL BONUS. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

DEFERRED BONUS. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset
Management businesses, including in some cases participation in the Long Term
Incentive Plan. The costs of these arrangements are being borne by both
Deutsche Asset Management and AAMI.

CONFLICTS

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a fund. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

                                     II-59

o  Certain investments may be appropriate for a fund and also for other clients advised by AAMI, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
   In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of
   AAMI in the interest of achieving the most favorable net results to a fund and the other clients.

o  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o  In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

FOR FUNDS ADVISED BY DREMAN

COMPENSATION

The Funds have been advised that Dreman has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance by utilizing both quantitative and qualitative factors.

Dreman's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of Dreman's compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.
Additionally, employees are eligible for a profit sharing plan.

Investment professionals may receive equity in the form of units or fractional units of membership interest in Dreman or they may receive employee retention bonus units which enable them to participate in the growth of the firm.
Investment professionals also participate in Dreman's profit sharing plan, a defined contribution plan that allows Dreman to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. Dreman's profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to Dreman's profit sharing plan vest over a specified term. Finally all employees of Dreman including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

CONFLICTS

                                     II-60
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The sub-advisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.

The sub-advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

FOR FUNDS ADVISED BY FISCHER FRANCIS TREES & WATTS, INC. (FFTW)

COMPENSATION

FFTW aims to provide all staff with total compensation packages that are competitive with the applicable local market. Compensation is based on a combination of individual, team and firm performance. FFTW has a carefully considered approach to compensation (described below) which is a significant factor in retaining both key and promising employees. FFTW's structure, as a subsidiary of BNP Paribas, offers the transparency and flexibility of a boutique with the resources of a large firm. Many talented employees do not want to deal with the bureaucracy of big firms, but are concerned about the risk of small firms.

Compensation is based on a combination of individual, team, and firm performance. There are two standard components of the remuneration structure for FFTW professional staff based on market survey data: salary and discretionary bonus. A significant portion of remuneration for investment professionals is variable compensation, which is dependent on their investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and client service support. In addition, to competitive base salaries, and discretionary bonuses related to the quantitative and qualitative components listed above, FFTW has an incentive plan that includes a large degree of deferral, specifically as a retention tool for the senior portfolio managers.

CONFLICTS

Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and to other segregated accounts are minimized at FFTW by FFTW's investment management decision making process and
FFTW's trade allocation policy. FFTW's investment team is organized into teams by product area. The teams are responsible for determining strategy for all portfolios within their group. Views are debated and strategy is determined in weekly strategy sessions, with the participation of heads of each product team.
Strategy and positions are expressed in terms of risk exposures relative to a benchmark which are then translated into portfolio positions according to each client's benchmark and guideline parameters.

Every portfolio, including mutual fund portfolios, is assigned to a Portfolio
Manager within the relevant product area. The Portfolio Manager is responsible for ensuring the implementation of the product strategy in each portfolio, subject to benchmark limitations and guideline parameters. The Portfolio
Manager either executes trades in the portfolio himself or delegates to another member of the investment team who assumes responsibility for issue selection within that sector. The process ensures that investment decisions for specific portfolios are consistent with the strategy for the product area, taking into account the individual portfolio's benchmark, risk parameters and investment guidelines.

In terms of setting a portfolio's risk parameters, these are established at the portfolio's inception, based upon the client's investment guidelines and overall risk preferences. The Portfolio Manager and the Client Portfolio
Manager monitor the portfolio's compliance with such parameters on an ongoing basis, while ultimately the Compliance group assumes responsibility for ensuring guideline compliance.

                                     II-61

The process ensures that strategy is determined at the product level and executed across all portfolios within that product grouping, subject only to pre-determined risk parameters and to client guideline and benchmark parameters.

In addition, FFTW executes trades on behalf of all similarly managed accounts within a product group on a block basis. Block transactions are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocated the trades according to each participating portfolio's size and pre-determined, pre-programmed risk profiles. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.

Trade allocation and best execution practices are monitored and reviewed on a monthly basis as part of the Global Compliance Monitoring Program, which is carried out independently by FFTW's Compliance group. This review takes into consideration FFTW's trading procedures and the nature of the fixed income markets. Trade execution prices for a sampling of trades are compared with an independent source. An explanation is sought from the investment professional in the event of significant variance between the trade execution price and the price determined by the independent source. The variance is noted and is included in a report issued to senior management on a quarterly basis. Any deviations which occurred from FFTW's policy to allocate investment opportunities fairly and equitably across all participating accounts would be identified during this review.

Finally, on an annual basis, the firm engages an independent auditor to perform a SAS 70 Type II exam and opine on the operating effectiveness of the firm's internal controls.

FOR FUNDS ADVISED BY NORTHERN TRUST INVESTMENTS, INC. (NTI)

COMPENSATION

As of March 31, 2008 the compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust
Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.

FOR FUNDS ADVISED BY GLOBAL THEMATIC PARTNERS, LLC (GTP) COMPENSATION

Investment professionals will be eligible for total compensation comprised of base salary and variable compensation.

                                     II-62

BASE SALARY. Investment professionals are paid a base salary that is determined by their job functions, responsibilities and financial services industry peer comparison through the use of market data surveys.
VARIABLE COMPENSATION. Key professionals also receive a cash bonus which generally comprises a greater proportion of total compensation. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of GTP, and the individual's contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals will earn a total compensation package that is highly competitive. In addition, key investment personnel are incentivized through a profit sharing equity plan which is based on each individuals contribution to out-performance.

CONFLICTS
GTP's portfolio managers are responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement or a performance based fee. This may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades, among other things. Additionally, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GTP has developed and adopted a Code of Ethics as well as other policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise.

FOR FUNDS ADVISED BY QS INVESTORS, LLC (QS INVESTORS)

COMPENSATION

Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.

BASE SALARY. Base salary will be linked to job functions, responsibilities and financial services industry peer comparison.

VARIABLE COMPENSATION. Variable compensation for portfolio managers will be linked to the metrics they have responsibility for; checking and implementing research models, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring that no trading errors occur. The qualitative analysis of a portfolio manager's individual performance will be based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk
Management procedures, the firm's Code of Ethics and "living the values" of the firm will also be factors.

CONFLICTS

QS Investors maintains policies and procedures reasonably designed to minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. These conflicts may be real, potential, or perceived, and are described in detail below.

o  QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio's investment objectives and guidelines, cash availability, and current holdings.
   Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS
   Investors to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

                                     II-63

o  QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long only strategies, QS
   Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

o  Portfolio managers may be responsible for managing multiple portfolios.
   Portfolio managers are aligned by investment strategy and employ similar investment models across multiple portfolios to support equitable division of time and attention required to manage all portfolios under their management.

o  In certain cases, portfolios may include incentive-based fees, such as performance fees. These portfolios may be managed alongside other portfolios and are managed in the same manner as all other portfolios with like strategies; investment decisions and allocations are not based on the existence of performance or other incentive-based fees. To manage conflicts that may arise from management of portfolios with incentive-based fees, performance in portfolios with like strategies is regularly reviewed by management.

o  Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics address this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.

                                     II-64
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PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS

FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee for each fund is accrued daily and paid monthly, at the annual percentage rate of daily net assets indicated below:

FUND NAME                                       MANAGEMENT FEE RATE

Tax-Free Income Funds
DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Thereafter 0.470%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax-Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%

                                      II-65

FUND NAME                              MANAGEMENT FEE RATE

Taxable Income Funds
DWS Core Fixed Income Fund         First $1.5 billion 0.400%
                                   Next $1.75 billion 0.385%
                                   Next $1.75 billion 0.370%
                                   Thereafter 0.355%
DWS Core Plus Income Fund          First $250 million 0.465%
                                   Next $750 million 0.435%
                                   Next $1.5 billion 0.415%
                                   Next $2.5 billion 0.395%
                                   Next $2.5 billion 0.365%
                                   Next $2.5 billion 0.345%
                                   Next $2.5 billion 0.325%
                                   Thereafter 0.315%
DWS Floating Rate Plus Fund        First $1 billion 0.650%
                                   Next $1.5 billion 0.635%
                                   Next $2.5 billion 0.610%
                                   Next $2.5 billion 0.585%
                                   Next $2.5 billion 0.560%
                                   Thereafter 0.550%
DWS GNMA Fund                      First $5.0 billion 0.315%
                                   Next $1.0 billion 0.300%
                                   Thereafter 0.285%
DWS High Income Fund               First $250 million 0.480%
                                   Next $750 million 0.450%
                                   Next $1.5 billion 0.430%
                                   Next $2.5 billion 0.410%
                                   Next $2.5 billion 0.380%
                                   Next $2.5 billion 0.360%
                                   Next $2.5 billion 0.340%
                                   Thereafter 0.320%
DWS High Income Plus Fund          First $1.0 billion 0.500%
                                   Next $1.5 billion 0.490%
                                   Next $2.5 billion 0.480%
                                   Next $5.0 billion 0.470%
                                   Thereafter 0.460%
DWS Global Inflation Plus Fund     First $1.5 billion 0.400%
                                   Next $500 million 0.375%
                                   Next $1.0 billion 0.360%
                                   Next $1.0 billion 0.345%
                                   Next $1.0 billion 0.330%
                                   Next $1.0 billion 0.315%
                                   Thereafter 0.300%
DWS Ultra-Short Duration Fund      First $500 million 0.400%
                                   Next $500 million 0.385%
                                   Next $1.0 billion 0.370%
                                   Thereafter 0.355%

                                      II-66

FUND NAME                                         MANAGEMENT FEE RATE

DWS Short Duration Plus Fund              First $1.5 billion 0.365%
                                          Next $500 million 0.340%
                                          Next $1.0 billion 0.315%
                                          Next $1.0 billion 0.300%
                                          Next $1.0 billion 0.285%
                                          Next $1.0 billion 0.270%
                                          Thereafter 0.255%
DWS Strategic Income Fund                 First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus        0.200%/(1)/
Fund
DWS Balanced Fund                         First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Lifecycle Long Range Fund             First $250 million 0.600%
                                          Next $750 million 0.575%
                                          Thereafter 0.550%
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2011 Fund                      0.400%
DWS Target 2012 Fund                      0.400%
DWS Target 2013 Fund                      0.400%

                                      II-67

FUND NAME                                   MANAGEMENT FEE RATE

DWS Target 2014 Fund                    0.400%
Value Funds
DWS Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                    Next $500 million 0.900%
                                        Thereafter 0.850%
DWS Disciplined Market Neutral Fund     First $1.0 billion 1.250%
                                        Next $1.0 billion 1.200%
                                        Next $1.0 billion 1.150%
                                        Thereafter 1.100%
DWS Dreman Mid Cap Value Fund           First $250 million 0.750%
                                        Next $250 million 0.720%
                                        Next $2.0 billion 0.700%
                                        Next $1.5 billion 0.680%
                                        Thereafter 0.660%/(3)/
DWS Dreman Small Cap Value Fund         First $250 million 0.750%
                                        Next $750 million 0.720%
                                        Next $1.5 billion 0.700%
                                        Next $2.5 billion 0.680%
                                        Next $2.5 billion 0.650%
                                        Next $2.5 billion 0.640%
                                        Next $2.5 billion 0.630%
                                        Thereafter 0.620%/(3)/
DWS Growth & Income Fund                First $250 million 0.365%
                                        Next $750 million 0.360%
                                        Next $1.5 billion 0.355%
                                        Next $5.0 billion 0.345%
                                        Next $5.0 billion 0.335%
                                        Next $5.0 billion 0.325%
                                        Thereafter 0.300%
DWS Large Cap Value Fund                First $1.5 billion 0.425%
                                        Next $500 million 0.400%
                                        Next $1 billion 0.375%
                                        Next $1 billion 0.350%
                                        Next $1 billion 0.325%
                                        Thereafter 0.300
DWS RREEF Real Estate Securities        First $100 million 0.565%
Fund                                    Next $100 million 0.465%
                                        Next $100 million 0.415%
                                        Thereafter 0.365%
DWS Small Cap Core Fund                 First $500 million 0.665%
                                        Next $500 million 0.615%
                                        Thereafter 0.565%

                                      II-68

FUND NAME                                        MANAGEMENT FEE RATE

DWS Strategic Value Fund                 First $250 million 0.750%
                                         Next $750 million 0.720%
                                         Next $1.5 billion 0.700%
                                         Next $2.5 billion 0.680%
                                         Next $2.5 billion 0.650%
                                         Next $2.5 billion 0.640%
                                         Next $2.5 billion 0.630%
                                         Thereafter 0.620%/(2)/
Index-Related Funds
DWS EAFE (Reg. TM) Equity Index Fund     0.250%
DWS Equity 500 Index Fund                   0.000%/(3)/
DWS Equity 500 Index Portfolio           0.050%
DWS S&P 500 Index Fund                      0.000%/(3)/
DWS U.S. Bond Index Fund                 0.150%
Growth Funds
DWS Blue Chip Fund                       First $250 million 0.480%
                                         Next $750 million 0.450%
                                         Next $1.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%
DWS Capital Growth Fund                  First $250 million 0.495%
                                         Next $750 million 0.465%
                                         Next $1.5 billion 0.445%
                                         Next $2.5 billion 0.425%
                                         Next $2.5 billion 0.395%
                                         Next $2.5 billion 0.375%
                                         Next $2.5 billion 0.355%
                                         Thereafter 0.335%
DWS Communications Fund                  First $100 million 1.000%
                                         Next $100 million 0.900%
                                         Next $100 million 0.850%
                                         Next $200 million 0.800%
                                         Next $500 million 0.730%
                                         Next $500 million 0.680%
                                         Thereafter 0.650%
DWS Gold & Precious Metals Fund          First $500 million 0.835%
                                         Thereafter 0.785%
DWS Health Care Fund                     First $500 million 0.765%
                                         Thereafter 0.715%
DWS Large Cap Focus Growth Fund          First $1.5 billion 0.615%
                                         Next $500 million 0.565%
                                         Thereafter 0.515%

                                      II-69

FUND NAME                                     MANAGEMENT FEE RATE

DWS Mid Cap Growth Fund                  First $500 million 0.650%
                                         Next $1 billion 0.600%
                                         Next $2.5 billion 0.550%
                                         Next $2.5 billion 0.540%
                                         Next $2.5 billion 0.530%
                                         Next $2.5 billion 0.520%
                                         Thereafter 0.510%
DWS Small Cap Growth Fund                0.650%
DWS Technology Fund                      First $250 million 0.480%
                                         Next $750 million 0.450%
                                         Next $1.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%
Global Income Funds
DWS Enhanced Emerging Markets            0.590%
Fixed Income Fund
DWS Enhanced Global Bond Fund            0.410%
Global Growth Funds
DWS Climate Change Fund                  1.000%
DWS Emerging Markets Equity Fund         First $250 million 1.015%
                                         Next $500 million 0.990%
                                         Thereafter 0.965%
DWS Global Small Cap Growth Fund         First $500 million 0.915%
                                         Next $500 million 0.865%
                                         Thereafter 0.815%
DWS Global Thematic Fund                 First $500 million 0.915%
                                         Next $500 million 0.865%
                                         Next $500 million 0.815%
                                         Next $500 million 0.765%
                                         Thereafter 0.715%
DWS International Fund                   First $2.5 billion 0.565%
                                         Next $2.5 billion 0.545%
                                         Next $5 billion 0.525%
                                         Next $5 billion 0.515%
                                         Thereafter 0.465%
DWS Diversified International Equity     First $1.5 billion 0.700%
Fund                                     Next $1.75 billion 0.685%
                                         Next $1.75 billion 0.670%
                                         Thereafter 0.655%
DWS Dreman International Value Fund      First $500 million 0.800%
                                         Next $500 million 0.780%
                                         Next $1.0 billion 0.760%
                                         Thereafter 0.740%

                                      II-70

FUND NAME                                         MANAGEMENT FEE RATE

DWS Latin America Equity Fund             First $400 million 1.165%
                                          Next $400 million 1.065%
                                          Thereafter 0.965%
DWS RREEF Global Real Estate              First $500 million 1.000%
Securities Fund                           Next $500 million 0.985%
                                          Next $1 billion 0.960%
                                          Thereafter 0.945%
DWS RREEF Global Infrastructure           0.900%
Fund
DWS World Dividend Fund                   First $250 million 0.665%
                                          Next $750 million 0.635%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
Insurance/Annuity Funds
DWS Bond VIP                              First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Capital Growth VIP                    First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Global Small Cap Growth VIP           First $500 million 0.890%
                                          Next $500 million 0.875%
                                          Next $1.0 billion 0.860%
                                          0.845% thereafter
DWS Growth & Income VIP                   First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS International VIP                     First $500 million 0.790%
                                          Thereafter 0.640%
DWS Equity 500 Index VIP                  First $1 billion 0.200%
                                          Next $1 billion 0.175%
                                          Thereafter 0.150%
DWS Small Cap Index VIP                   0.350%
DWS Alternative Asset Allocation Plus     0.200%/(4)/
VIP
DWS Balanced VIP                          First $250 million 0.370%
                                          Next $750 million 0.345%
                                          Thereafter 0.310%

                                      II-71

FUND NAME                                    MANAGEMENT FEE RATE

DWS Blue Chip VIP                        First $250 million 0.550%
                                         Next $750 million 0.520%
                                         Next $1.5 billion 0.500%
                                         Next $2.5 billion 0.480%
                                         Next $2.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Thereafter 0.390%
DWS Core Fixed Income VIP                First $250 million 0.500%
                                         Next $750 million 0.470%
                                         Next $1.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Thereafter 0.340%
DWS Diversified International Equity     First $1.5 billion 0.650%
VIP                                      Next $1.75 billion 0.635%
                                         Next $1.75 billion 0.620%
                                         Thereafter 0.605%
DWS Dreman Small Mid Cap Value VIP       First $250 million 0.650%
                                         Next $750 million 0.620%
                                         Next $1.5 billion 0.600%
                                         Next $2.5 billion 0.580%
                                         Next $2.5 billion 0.550%
                                         Next $2.5 billion 0.540%
                                         Next $2.5 billion 0.530%
                                         Thereafter 0.520%
DWS Global Thematic VIP                  First $250 million 0.915%
                                         Next $500 million 0.865%
                                         Next $750 million 0.815%
                                         Next $1.5 billion 0.765%
                                         Thereafter 0.715%
DWS Government & Agency Securities       First $250 million 0.450%
VIP                                      Next $750 million 0.430%
                                         Next $1.5 billion 0.410%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%
DWS High Income VIP                      First $250 million 0.500%
                                         Next $750 million 0.470%
                                         Next $1.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Thereafter 0.340%

                                      II-72

FUND NAME                                     MANAGEMENT FEE RATE

DWS Large Cap Value VIP               First $250 million 0.650%
                                      Next $750 million 0.625%
                                      Next $1.5 billion 0.600%
                                      Next $2.5 billion 0.575%
                                      Next $2.5 billion 0.550%
                                      Next $2.5 billion 0.525%
                                      Next $2.5 billion 0.500%
                                      Thereafter 0.475%
DWS Money Market VIP                  First $500 million 0.285%
                                      Next $500 million 0.270%
                                      Next $1.0 billion 0.255%
                                      Thereafter 0.240%
DWS Small Mid Cap Growth VIP          First $250 million 0.550%
                                      Next $750 million 0.525%
                                      Thereafter 0.500%
DWS Strategic Income VIP              First $250 million 0.550%
                                      Next $750 million 0.520%
                                      Next $1.5 billion 0.500%
                                      Next $2.5 billion 0.480%
                                      Next $2.5 billion 0.450%
                                      Next $2.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Thereafter 0.390%
Money Market Funds
Cash Account Trust - Government &     First $500 million 0.120%
Agency Securities Portfolio           Next $500 million 0.100%
                                      Next $1.0 billion 0.075%
                                      Next $1.0 billion 0.060%
                                      Thereafter 0.050%/(5)/
Cash Account Trust - Money Market     First $500 million 0.220%
Portfolio                             Next $500 million 0.200%
                                      Next $1.0 billion 0.175%
                                      Next $2.0 billion 0.160%
                                      Thereafter 0.150%/(2)(5)/
Cash Account Trust - Tax- Exempt      First $500 million 0.120%
Portfolio                             Next $500 million 0.100%
                                      Next $1.0 billion 0.075%
                                      Next $1.0 billion 0.060%
                                      Thereafter 0.050%/(5)/
Cash Management Fund                   0.00%/(6)/
Cash Management Portfolio             First $3 billion 0.150%
                                      Next $4.5 billion 0.1325%
                                      Thereafter 0.120%
Cash Reserve Fund, Inc. - Prime        0.00%/(6)/
Series
Cash Reserves Fund Institutional       0.00%/(6)/
DWS Money Market Series               0.000%/(6)/

                                      II-73

FUND NAME                                   MANAGEMENT FEE RATE

DWS Money Market Prime Series          First $215 million 0.400%
                                       Next $335 million 0.275%
                                       Next $250 million 0.200%
                                       Next $800 million 0.150%
                                       Next $800 million 0.140%
                                       Next $800 million 0.130%
                                       Thereafter 0.120%
Investors Cash Trust - Treasury        0.050%
Portfolio
DWS Variable NAV Money Fund            First $1.0 billion 0.1500%
                                       Next $3.0 billion 0.1325%
                                       Thereafter 0.1200%
NY Tax Free Money Fund                 0.120%
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150%
Daily Assets Fund Institutional        0.100%

(1)   Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which a fund invests.

(2)   The fund's management fee rate includes administrative services provided by DIMA which are necessary for the Fund's operation as an open-end investment company.

(3)   The fund invests substantially all its assets in DWS Equity 500 Index
      Portfolio (Master Fund). DIMA receives a management fee from the Master
      Fund. In the event that the fund withdraws its investment in the Master
      Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500
      Index Fund or DWS S&P 500 Index Fund, respectively.

(4)   The fund currently invests substantially all its assets in other DWS
      Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund's assets were invested in Other Assets, the management fee paid to
      DIMA would equal the sum of (a) 0.200% of the daily assets invested in
      DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(5)   The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market
      Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has agreed to reduce its management fee for Government & Agency Securities
      Portfolio such that after the allocation of the fee to each series of
      Cash Account Trust, the amount payable by Government & Agency Securities
      Portfolio will be limited to 0.05% of its average daily net assets.

(6)   The fund invests substantially all its assets in Cash Management
      Portfolio (the Master Fund). DIMA receives a management fee from the
      Master Fund. In the event that the fund withdraws its investment in the
      Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.

                                     II-74

UNITARY FEE. For DWS S&P 500 Plus Fund only, the fund pays DIMA a Unitary Fee, calculated daily and paid monthly, equal to an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund's average daily net assets for the previous 365-day period (Performance Period). The Base Fee adjusts to as high as 1.00% or as low as zero, depending on how the fund's investment performance
(based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark)
over the Performance Period. If the fund's investment performance equals the
Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary
Fee decreases by the difference between them, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%. In effect, the
Unitary Fee equals the amount by which the investment performance of the Class
S shares of the fund exceeds the performance of the S&P 500 Index over a given
Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the fund would pay to DIMA assuming various returns on Class S shares:

INVESTMENT PERFORMANCE DURING
PERFORMANCE PERIOD                              UNITARY FEE

Exceeds the S&P 500 Index by 1.00% or more     1.00%
Exceeds the S&P 500 Index by 0.75%             0.75%
Exceeds the S&P 500 Index by 0.50%             0.50%
Exceeds the S&P 500 Index by 0.25%             0.25%
Equals or is less than the S&P 500 Index       0.00%

Therefore, if the fund's Class S investment performance is at or below the S&P
500 Index, the shareholders of the fund will neither pay the Unitary Fee nor bear the fund's day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees). To the extent Class A, Class B, Class C and Class R shares of the fund have higher expenses than Class S shares, using Class S shares as the measuring class for purposes of calculating the performance adjustment to the Unitary Fee could result in Class A, Class B, Class C and
Class R shares bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if each such class's own performance were considered.

FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS
Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic
Value Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS
Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.

FEES PAYABLE TO DIMA FOR FUND ACCOUNTING SERVICES. Currently, DIMA receives no fee for its services to Money Market Portfolio, a series of Cash Account Trust,
DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund; however, subject to Board approval, DIMA may seek payment from a fund for fund accounting services in the future.

DIMA receives an annual fee from DWS Dreman Mid Cap Value Fund for fund accounting services equial to 0.015% of its average daily net assets.

FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account.
For open retail accounts, the fee is a flat fee ranging from $15.10 to $22.04 per account, for open wholesale money funds the fee is $44.89 per account, while for certain retirement accounts serviced on the recordkeeping system of
ExpertPlan, Inc., the fee is a flat fee up to $2.88 per account (as of April
2011) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.

                                     II-75

Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

                                     II-76

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.

In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).

Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

RETAIL FUNDS: CLASS A, B, C AND R

CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:

                 COMPENSATION SCHEDULE #1:                               COMPENSATION SCHEDULE #2:
      RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/              DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                    AS A PERCENTAGE OF                                    AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD                 NET ASSET VALUE           AMOUNT OF SHARES SOLD      NET ASSET VALUE

$250,000 to $2,999,999        0.75%/(3)/
$250,000 to $49,999,999       0.50%/(4)/                          Over $3 million         0.00%-0.50%
$1 million to $2,999,999      0.75%/(5)/, 0.85%/(6)/                     -                        -
                              1.00%/(7)/
$3 million to $49,999,999     0.50%/(8)/                          Over $3 million         0.00%-0.50%
$50 million and greater       0.25%/(8)/                                 -                        -

/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases,"
   "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund,
   DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large
   Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

/(4)/ Applicable to the following funds: DWS California Tax-Free Income Fund,
   DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free
   Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts

                                     II-77

   Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration
   Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government
   Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Strategic
   Income Fund.

/(5)/ Applicable to DWS Ultra-Short Duration Fund.

/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except DWS U.S. Bond Index
Fund.

As indicated under "Purchases" under Part II "Purchase and Redemption of
Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50%
of the amount of Class A shares purchased.

COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale,
DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for
Class C shares.

COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25%
based on net assets attributable to Class R shares maintained and serviced by the firm.

SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class
R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).

RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES

COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.

MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)

                                     II-78

DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market
Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement
Plans under an alliance with DIDI and its affiliates.

SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money
Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.

PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares
class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier
Shares held in accounts that they maintain and service.

TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market
Fund shares, a class of NY Tax Free Money Fund, a series of DWS Advisor Funds,
DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve
Money Market Shares class of the Money Market Portfolio of Cash Account Trust,
DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium
Reserve Money Market Shares held in accounts that they maintain and service.

PREMIER MONEY MARKET SHARES-CASH ACCOUNT TRUST AND INVESTORS CASH TRUST: For
the Premier Money Market Shares classes of the Money Market Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of
Investors Cash Trust, DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of
Premier Money Market Shares held in accounts that they maintain and service.

DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash
Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the
Money Market Portfolio, the Government & Agency Securities Portfolio and the
Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of those accounts in the Davidson Cash
Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus
Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency
Securities Portfolio.

CAPITAL ASSETS FUNDS-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares
and the Capital Assets Funds Preferred Shares classes of the Money Market
Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt
Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for
distribution services, payable monthly, at a maximum annual rate of up to 0.33%
of average daily net assets of those accounts in the Capital Assets Funds
Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of those accounts in the Capital Assets Funds
Shares

                                     II-79

that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.

MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the
Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash
Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.

TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS
CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of
Cash Account Trust and the Investment Class of the Treasury Portfolio of
Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment
Class held in accounts that they maintain and service.

CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to
0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime
Shares held in accounts that they maintain and service.

MANAGED SHARES-PRIME SERIES. For the Managed Shares class of the Prime Series of Cash Reserves Fund, Inc., DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL, CASH
RESERVES FUND - INSTITUTIONAL, NY TAX FREE MONEY FUND INVESTMENT CLASS AND
TAX-FREE MONEY FUND INVESTMENT PREMIER SHARES: Cash Management Fund -
Institutional and Cash Reserves Fund - Institutional, each a series of DWS
Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free
Money Fund Investment Premier Shares, each a series and class of DWS Adviser
Funds, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.

DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:

For each fund of DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds that has authorized the issuance of Class B shares
(including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class
B-2 shares in an amount of up to 0.25% of the average daily net assets of Class
B shares or Class B-2 shares held by the insurance company.

                                     II-80

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE
SHARING ARRANGEMENTS

CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group

American Portfolios Financial Services, Inc.
Ameriprise

Cetera Financial Group
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities

Goldman Sachs

HD Vest Investment Securities, Inc.

The Huntington Investment Company

ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.)
Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Wealth Management
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC

CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America
Bank of New York Mellon
Barclays Capital Inc.
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.

Computershare Trust Company

D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial

                                     II-81

Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
Union Bank, NA
US Bancorp
William Blair & Company

CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

                                     II-82

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

                                     II-83

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

INTERNATIONAL/GLOBAL FUNDS: Climate Change, Emerging Markets Equity, World
Dividend, Global Small Cap Growth, Latin America Equity, International,
Diversified International Equity, Dreman International Value, RREEF Global
Infrastructure, RREEF Global Real Estate; GROWTH FUNDS: Blue Chip, Capital
Growth, Communications, Gold & Precious Metals, Health Care, Large Cap Focus
Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS: Enhanced
Commodity Strategy, Strategic Value, Dreman Mid Cap Value, Dreman Small Cap
Value, Growth & Income, RREEF Real Estate Securities, Small Cap Core, Small Cap
Value; MULTICATEGORY/ASSET ALLOCATION FUNDS: Balanced, LifeCompass Retirement,
LifeCompass 2015, LifeCompass 2020, LifeCompass 2030, LifeCompass 2040,
Lifecycle Long Range; INDEX-RELATED FUNDS: S&P 500 Plus:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL FUNDS: Global Thematic; VALUE FUNDS: Disciplined Market
Neutral and Large Cap Value; MULTICATEGORY/
ASSET ALLOCATION FUNDS: Alternative Asset Allocation Plus and Select
Alternative Asset Allocation:

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****

INTERNATIONAL/GLOBAL FUNDS: Enhanced Emerging Markets Fixed Income Fund,
Enhanced Global Bond; INCOME FUNDS: Core Fixed Income, High Income, High Income
Plus, Core Plus Income; INDEX RELATED FUNDS: S&P 500 Index:

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

                                     II-84

INCOME FUNDS: Global Inflation Plus, Short Duration and U.S. Bond Index

                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****

TAX-FREE INCOME FUNDS: California Tax-Free Income, New York Tax-Free Income,
Massachusetts Tax-Free Income, Strategic High Yield Tax-Free, Managed Municipal
Bond and Intermediate Tax/AMT Free. INCOME FUNDS: Floating Rate Plus, GNMA,
Short Duration Plus, Strategic Income and Strategic Government Securities.

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00***

MULTICATEGORY ASSET ALLOCATION FUNDS: Target 2011, Target 2012, Target 2013,
Target 2014. These funds do not have a share class but are similar in structure to Class A shares.

                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE

Less than $100,000                            5.00%                  5.26%                      4.50%
$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00

TAX FREE INCOME FUNDS: Short-Term Municipal Bond

                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE

Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****

*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

                                     II-85

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index.
Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on
US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity
Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home
Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.

Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th
District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal
Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.

If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security.
Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.

ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience

                                     II-86
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of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.
Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.

Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.
As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.
Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/).
CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

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A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the
Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal.
Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.

ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will
(to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market)
obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

A fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and
Exchange Commission (SEC) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

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AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since
February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities.
Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.

BANK LOANS. Bank loans are typically senior debt obligations of borrowers
(issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower.
This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.

Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the bank loan in an order of maturity described in the loan documents.

When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

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Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable;
inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan.
Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.

The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not
FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators

                                     II-90
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require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisition. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans
(Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.

When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.

In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a
Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a
Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the
Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or
Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

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Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and
Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.

BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury,
Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company"
under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940
Act.

COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement"
exemption from registration afforded by Section 4(2) of the 1933 Act (Section
4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public

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distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price)
established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).

                                     II-93
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CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued
creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of
"reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.

CURRENCY STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. These currency strategies are long/short rules-based strategies that offer a core approach to currency investing by investing across a diversified pool of developed and emerging market currencies. There are three strategies:

     CARRY STRATEGY: Carry trades are widely known in currency markets. In a carry trade low interest rate currencies are systematically sold and high interest rate currencies are systematically bought. Such a strategy seeks to exploit what academics call "forward-rate bias" or the "forward premium puzzle," that is, circumstances where the forward rate is not an unbiased estimate of the future spot. Positive returns may occur when an investor's gain from interest rate differentials between the high yielding and low yielding jurisdictions exceed any losses from currency rate movements between the relevant currencies.

     MOMENTUM STRATEGY: This strategy is based on the observation that many exchange rates have followed multi-year trends. A strategy that follows a multi-year trend may make positive returns over time. The segmentation of currency market participants, with some acting quickly on news while others respond more slowly is one reason why, in some circumstances, trends may emerge and can be protracted.

     VALUATION STRATEGY: This strategy is based on the observation that in the long-term, currencies have tended to move toward their "fair value." The goal of the valuation strategy is to seek a profit for the fund by systematically buying "undervalued" currencies and selling "overvalued"
     currencies in the medium-term.

                                     II-94

The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, a fund will be exposed to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
Receipts that are interests in the principal component are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. In the case of Treasury Investment Growth Receipts
(TIGRs) and Certificates of Accrual on Treasury Securities (CATS), the IRS has
reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. TIGRs and CATS are not considered US Government securities by the staff of the SEC.
Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. The Advisor is not aware of any binding legislative, judicial or administrative authority on this issue.

Custodial receipts include Treasury Receipts (TRs), TIGRs and CATS. TIGRs and
CATS are interests in private proprietary accounts while TRs and STRIPS (see US
Government Securities) are interests in accounts sponsored by the US Treasury.
Receipts are sold as zero coupon securities; for more information (see Zero
Coupon Securities).

DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American
Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global
Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United
States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts
that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.
Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain
Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

DERIVATIVES. A fund may use instruments referred to as derivatives
(derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

                                     II-95

A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC)
put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.

OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A fund may use derivatives subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940
Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.

A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to
Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.

General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or
"writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.

A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation

                                     II-96

are segregated according to the procedures and policies adopted by the Board).
For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines
(see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money"
(i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.

A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes

                                     II-97

or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.

General Characteristics of Futures Contracts and Options on Futures Contracts.
A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery.
Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.

When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15%
of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin,"
which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin)
for the resulting futures position just as it would for any position.

                                     II-98

Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC)
on behalf of a fund, neither the registrant nor a fund is deemed to be a
"commodity pool operator" under the Commodity Exchange Act. Therefore, a fund is not subject to registration and regulation under the Commodity Exchange Act.
The Advisor is not deemed to be a "commodity pool operator" with respect to its services as Advisor.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin.
The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

Currency Transactions. A fund may engage in currency transactions for any purpose consistent with its investment strategy, policies and restrictions, including, without limitation, for hedging purposes or to seek to enhance returns. Certain currency transactions may expose a fund to the effects of leverage. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

A fund may engage in currency derivative transactions to seek to enhance returns by taking a net long or net short position in one or more currencies, in which case the fund may have currency exposure that is different (in some cases, significantly different) from the currency exposure of its other portfolio investments or the currency exposure of its performance index. These overweight or underweight currency positions may increase the fund's exposure to the effects of leverage, which may cause the fund to be more volatile. A fund may realize a loss on a currency derivative in an amount that exceeds the capital invested in such derivative, regardless of whether the fund entered into the transaction to enhance returns or for hedging purposes.

                                     II-99

"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.

Currency transactions are subject to additional special risks that may not apply to other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.

Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments

                                     II-100
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on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract
(typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.

A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

                                     II-101
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A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. A participation note, which is a form of structured note, is designed to give exposure to local shares in foreign markets. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment.
Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked"
or "index-linked" notes. These instruments are sometimes referred to as
"structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.

The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities.
Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

                                     II-102

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income).
Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Enhanced Commodity Strategy Fund, Gold and
Precious Metals Fund, and Global Inflation Plus Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked notes constitute qualifying income under the Code. See Taxes in Appendix II-H of this SAI.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.
Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.

                                     II-103

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.
Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls.
Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A
"covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.

EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1)
interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5)
extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels

                                     II-104

of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.
Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis.
Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

                                     II-105

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.

Certain of the foregoing risks may also apply to some extent to securities of
US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for
Reconstruction and Development (the World Bank), The Asian Development Bank and
the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.

                                     II-106
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GLOBAL TACTICAL ASSET ALLOCATION OVERLAY STRATEGY. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy is a total return strategy designed to add value by benefiting from global market inefficiencies within global bond (and in some cases, equity) and currency markets (and in some cases, commodities). The strategy combines diverse macro investment views to determine the positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds (and in some cases, equities) and currencies (and in some cases, commodities) designed to seek to generate excess returns that are expected to have little correlation to major markets. These positions are then implemented through futures and forward contracts.

The success of the GTAA strategy depends, in part, on portfolio management's ability to analyze the relative value between various global markets and asset classes. If portfolio management's analysis proves to be incorrect, losses to a fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy.

A fund's use of the GTAA strategy may increase or accelerate the fund's recognition of income, affect the character of such income, and affect the timing, amount, and character of taxable distributions to shareholders.

GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.

In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources
(qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.

HEDGE FUNDS. A fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities
Exchange Act of 1934, as amended, and their advisors may not be subject to the
Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered mutual fund. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.

HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated
Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative"

                                     II-107
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by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See the
Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities
(including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty

                                     II-108
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satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section
11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes.
Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's
Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.

IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.

INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate

                                     II-109

of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and
Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial
Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.

INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation.
Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price
Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be
$1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

                                     II-110

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the
CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.

The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.

INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating

                                     II-111

funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers).
Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.

INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares. A fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of a fund's investment restrictions on borrowing.

INVESTMENT COMPANY SECURITIES. A fund may acquire securities of other investment companies to the extent that such investments are consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investment companies hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments that are traded on an exchange will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs (Reg. TM): SPDRs, an acronym for "Standard & Poor's Depositary Receipts,"
---------------
are based on the S&P 500 Composite Stock Price Index. They are issued by the
SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs (Reg. TM): MidCap SPDRs are based on the S&P MidCap 400 Index.
----------------------
They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

                                     II-112

Select Sector SPDRs (Reg. TM): Select Sector SPDRs are based on a particular
-----------------------------
sector or group of industries that are represented by a specified Select Sector
Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS/SM/: DIAMONDS are based on the Dow Jones Industrial Average/SM/. They
--------
are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial
Average and seeks to closely track the price performance and dividend yield of the Dow.

INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.

LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan.
Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).

A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the
Advisor (or one of its affiliates).

A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

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MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future.
Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages.
A fund may invest in mortgage-backed securities issued or guaranteed by (i) US
Government agencies or instrumentalities such as the Government National
Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National
Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home
Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.

GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in
2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and
FHLMC had been placed in conservatorship by the Federal Housing Finance Agency
(FHFA), a newly created independent regulator created under the Federal Housing
Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between

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liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the US
Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009.
No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated
that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or
FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated
that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide
(or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The
Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund

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may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.
The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through"
of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.

Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter
Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

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Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by
Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or
Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended
(VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1)
fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9)
mortgage backed serial notes.

Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie
Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain
PCs.

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CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC
Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.
Generally, interest is paid or accrues on all classes of CMOs or REMIC
Certificates on a monthly basis.

The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures
(known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z
Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC
Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC
Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC
Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular
Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment

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purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.
The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the
Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.)
In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.

Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.

Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.

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MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are
"notes" and "bonds."

Municipal notes are generally used to provide for short-term capital needs.
Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes,
Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes
are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation
Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond
Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal
Housing Administration under Fannie Mae (Federal National Mortgage Association)
or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.
The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including:
electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations.
Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.

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In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.

Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these

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securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely affect the performance of a fund or shareholder investment returns. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited
to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.

Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time.
Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund
administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.

Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation.
Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment

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of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of the
McGraw-Hill Companies (S&P) and Moody's Investors Service, Inc. (Moody's)
although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments

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in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to
"put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of

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the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself.
Obligations will be held by the custodian or in the Federal Reserve Book Entry
System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value
(including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.

SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

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The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

SHORT SALES. When a fund takes a long position, it purchases a stock outright.
When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price.
If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds)
as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.

The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

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Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short.
Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.

SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o  Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o  Commercial paper;

o  Certificates of deposit and euro dollar certificates of deposit;

o  Bankers' acceptances;

o  Short-term notes, bonds, debentures or other debt instruments; and

o  Repurchase agreements.

SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.

SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves,

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the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. The following applies to the extent that the fund employs the master-feeder fund structure.
Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do
so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

STABLE NET ASSET VALUE (FOR ALL MONEY MARKET FUNDS EXCEPT DWS VARIABLE NAV
MONEY FUND). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940
Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the

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Advisor's operations under such policies at regularly scheduled Board meetings.
In addition to imposing limitations on the quality, maturity, diversity and liquidity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. There is no assurance that a fund's net asset value per share will be maintained at
$1.00.

STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price.
Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1)
they will be in writing and will be physically held by a fund's custodian; (2)
a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost
(excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary
(Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings (see Taxes in Appendix II-H of this SAI). A fund's
Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors.

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Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The
Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.

To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the
Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a
Subsidiary to operate as intended, and could negatively affect a fund and its shareholders.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses.
Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25%
of the value of its assets in a Subsidiary.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income).
Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Enhanced Commodity Strategy Fund, Gold and
Precious Metals Fund, and Global Inflation Plus Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked notes constitute qualifying income under the Code. See Taxes in Appendix II-H of this SAI.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts)
evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any
Receipt is illiquid, it is subject to a fund's limit on illiquid securities.

TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation.
Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower

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classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.

TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. Similar to When-Issued or
Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special
Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the
Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust
Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

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US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United
States (such as Maritime Administration Title XI Ship Financing Bonds and
Agency for International Development Housing Guarantee Program Bonds) and
others are backed only by the rights of the issuer to borrow from the US
Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage
Association Bonds), while still others, such as the securities of the Federal
Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the
US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.

Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in
US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.
Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium.
Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed

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rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.

Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.
Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party.
These notes are not typically rated by credit rating agencies.

VARIABLE RATE DEMAND PREFERRED SECURITIES. A fund may purchase certain variable rate demand preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. A fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least
200% immediately after the time of issuance and at the time of certain distributions on repurchases of its common stock. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state's income tax, although interest on VRDPs may be subject to the federal alternative minimum tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. A fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable and, therefore, a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.

A fund's purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading "Investment Company
Securities."

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WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers.
Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United
States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service (Moody's), the Standard &
Poor's (S&P) Division

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of The McGraw-Hill Companies and Fitch Ratings, Inc. (Fitch) represent their opinions as to the quality of the securities that they undertake to rate.
Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See "Ratings of Investments" for descriptions of the ratings provided by certain recognized rating organizations.

ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

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PART II: APPENDIX II-H - TAXES

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash
Management Portfolio (each, a Master Portfolio), which are partnerships for US income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master
Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master
Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items for each taxable year. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master
Portfolio. See "Investments in the Master Portfolios" for more information.

TAXATION OF A FUND AND ITS INVESTMENTS

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i)
dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in
"qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities
(other than those of the US Government or other regulated investment companies)
of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph
(a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

For purposes of the diversification test in paragraph (b) above, the term
"outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest could be qualified publicly traded partnerships and, therefore, the extent to which a fund may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.

Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.

In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If a fund were to fail to meet the income or diversification test described above, the fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a fund were ineligible to or otherwise did not cure such failure for any year, the fund would fail to qualify as a "regulated investment company" for such year. All of the fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii)
for the dividends-received deduction in the case of corporate shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in
November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the fund is permitted to so elect and does so elect) are treated as arising on
January 1 of the following calendar year. Also for purposes of the excise tax, a fund will be treated as having distributed any ordinary income or capital gain net income on which

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it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.

SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales,
"straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv)
cause a fund to recognize income or gain without a corresponding receipt of cash, and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.

Certain debt obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance)
that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in the Fund's income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security.
Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the
Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). A fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods the fund elects.

If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such
OID.

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Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent OID a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.

Derivatives. In addition to the special rules described below in respect of options transactions and futures, a fund's transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions"
and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also (i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes.
A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.

In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income"
(as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.

A fund's investment in so called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those

                                     II-139
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positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale,
"substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Enhanced Commodity Strategy Fund, Gold and
Precious Metals Fund, and Global Inflation Plus Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked notes constitute qualifying income under the Code.

Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.

REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do
so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

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Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a residual interest in a real estate mortgage investment conduit (REMIC)
or an equity interest in a taxable mortgage pool (TMP) including such income received indirectly through a REIT or other pass-through entity (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of US Shareholders - Dividends and distributions - Additional considerations and see also Tax-exempt Shareholders for a summary of certain federal income tax consequences to shareholders of distributions reported as excess inclusion income).

Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a
"standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay
"tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.

Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders

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of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from, generally on Form 1099, foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will report the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income.

A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as
US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund and will not be required to include such taxes in their gross income.

A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.

Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked

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with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this
"phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Because it is not always possible to identify a foreign corporation as a PFIC, a fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Investments in the Master Portfolios. Special tax considerations apply to a
Feeder Fund investing in a Master Portfolio. As noted above, each Master
Portfolio is treated as a partnership for US federal income tax purposes. For
US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master
Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under
Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss
(and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year.

A Master Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to its investors each year. Accordingly, the income recognized by a
Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a
particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.

A Feeder Fund's receipt of a non-liquidating cash distribution from a Master
Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in interests of the Master Portfolio before the distribution. A Feeder
Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in interests of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master
Portfolio interests. However, certain exceptions to this general rule may apply.

TAXATION OF US SHAREHOLDERS

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the
Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.

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Dividends and other distributions by a fund are generally treated under the
Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October,
November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund on or before January 31 of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.

For federal income tax purposes, distributions of investment income (other than
"exempt-interest dividends," see below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares.
In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned)
for one year or less. Distributions of net capital gains that are properly reported, generally on Form 1099, by a fund as capital gain dividends (Capital
Gain Dividends) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to 15% - with a 0% rate applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2013. For taxable years beginning on or after
January 1, 2013, the maximum long-term capital gain rate is scheduled to return to 20%. However, a portion of the proceeds from the disposition of certain real property assets held by a fund for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by a fund will be taxable to shareholders at a 25% rate. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.

Qualified dividend income. For taxable years beginning before January 1, 2013, dividends reported, generally on Form 1099, by a fund as derived from
"qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the federal income tax rates generally applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be offset by capital losses.

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions reported by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and reported as such by the fund will be eligible to be treated as qualified dividend income.

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For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income
(at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States
(with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Dividends-received deduction. If dividends from domestic corporations comprise a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends -received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of dividends which so qualify.

Capital gains. For taxable years, beginning on or before December 22, 2010, in determining its Capital Gain Dividend (as defined above), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the

                                     II-145
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portion of the taxable year after October 31) and late-year ordinary loss
(generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after
October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. Instead, subject to certain limitations, a fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. If a fund incurs or has incurred net capital losses in a taxable year beginning on or before December
22, 2010 ("pre-2011 losses"), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the previous regime described above. The fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused. Capital gains that are offset by carryforward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.

Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.

Distributions to shareholders reported, generally on Form 1099, as excess inclusion income (see Special tax provisions that apply to certain investments
- REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, (ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders. See Tax-Exempt Shareholders below.

All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.

After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.

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Exempt-interest dividends. Any dividends paid by a fund that are reported by a fund (generally on Form 1099) as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a). Distributions that a fund reports on Form 1099 as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including
Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.

TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.
Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares

                                     II-147
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in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block"
(that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes
"excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the
Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a
CRT will not recognize UBTI as a result of investing in a fund that recognizes
"excess inclusion income." Rather, if at any time during any taxable year a CRT
(or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the
December 2006 legislation is unclear. To the extent permitted under the 1940
Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. A fund generally is required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31%
for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

                                     II-148
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A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN BANK AND FINANCIAL
ACCOUNTS AND OTHER FOREIGN FINANCIAL ASSETS. Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in
"specified foreign financial assets" on their U.S. federal income tax returns.
It is currently unclear under what circumstances, if any, a shareholder's
(indirect) interest in a Fund's "specified foreign financial assets," if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their "financial interest" in the Fund's
"foreign financial accounts," if any, on Treasury Department Form TD F 90-22.1,
Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS. New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments ("withholdable payments") made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change.
Very generally, it is possible that distributions made by the Fund after
December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described below (e.g., Capital Gain
Dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a "foreign financial institution" will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain
Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain
Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.

                                     II-149
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Effective for taxable years of a fund beginning before January 1, 2012, however, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly reported by a fund
(interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs)
as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. It is currently unclear whether Congress will extend the exemption from withholding for interest-related dividends and short-term capital gains dividends for dividends with respect to taxable years of a fund beginning on or after January 1, 2012, and what the terms of any such extension would be.

A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. If a non-US shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-US shareholder in the United States.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S.
citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the
United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund reports a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US

                                     II-150
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shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax"
imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, except as noted in this subsection, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

Special rules apply to distributions to certain foreign persons from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enaction of pending legislation described below, on or after January 10, 2012, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that, in turn, are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons
(i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by a fund that such distribution is qualified short-term capital gain or a Capital Gain Dividend), and a fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. It is currently unclear whether
Congress will extend the "look-through" provisions described above for distributions made on or after January 1, 2012, and what the terms of such an extension would be. Foreign persons are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.

In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if a fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled)
holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.

                                     II-151
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The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

Fund-of-Funds Structure. If a fund invests substantially all of its assets in shares of other mutual funds, Exchange Traded Funds or other companies that are regulated investment companies (collectively, "underlying funds"), its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a fund will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the fund recognizes its shares of those losses
(so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for US federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income
(including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund's hands on sales of underlying fund shares
(to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a fund will be required to distribute to shareholders will be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as "qualified dividend income," then the fund is permitted, in turn, to report, generally on Form 1099, a portion of its distributions as "qualified dividend income," provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If a fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the fund meets the shareholder notice and other requirements.

For taxable years beginning on or before December 22, 2010, a fund cannot pass through to its shareholders foreign taxes paid by underlying funds, such that shareholders will not be able to claim a tax credit or deduction with respect to such taxes. For taxable years beginning after December 22, 2010, a
"qualifying fund of funds" (a regulated investment company at least 50% of the total assets of which are represented by interests in underlying funds) is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualifying fund of funds will be eligible to claim a tax credit or deduction for such taxes.

                                     II-152
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For taxable years beginning on or before December 22, 2010, a fund cannot pass through to its shareholders exempt-interest dividends it receives from underlying funds. For taxable years beginning after December 22, 2010, a qualifying fund of funds (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds.

Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS
Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and
Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the
"55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts and separate accounts of life insurance companies funding variable contracts. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular

                                     II-153
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investment decisions through its investment in the separate account. Current
IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX
CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE
SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE
PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

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PART II: APPENDIX II-I - PROXY VOTING GUIDELINES

I.   INTRODUCTION

Deutsche Asset Management ("AM") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies,
Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non
US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.  AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients./1/ As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services
("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.
Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct
AM to have ISS vote their proxies in accordance with Taft Hartley voting
Guidelines

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

---------

/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

III. POLICIES

1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

                                     II-155
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(i)        adopting, monitoring and updating guidelines, attached as Exhibit A
           (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)       voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C)
           where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii)      monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.  PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within
Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below)
and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.
Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

                                     II-156
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Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds
(each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii)
that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.
---------

/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor
   Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the
   GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o  Neither the Guidelines nor specific client instructions cover an issue;

o  ISS does not make a recommendation on the issue;

o  The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
   Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

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4.   CONFLICT OF INTEREST PROCEDURES

A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of
Deutsche Bank outside of the Private Client and Asset Management division
("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the
Conflicts of Interest Management Sub-Committee. The Conflicts of Interest
Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management
Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the
Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest
Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

---------

                                     II-158

/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the
   GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of
   Interest Management Sub-Committee.

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the
Conflicts of Interest Management Sub-Committee. The Conflicts of Interest
Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management
Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the
Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest
Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the
Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy

                                     II-159

Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee,
have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company
Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

                                     II-160

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the Central Cash Management Fund (registered under the
Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o  Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of
   CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche
   Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Asset Management Information Sharing
Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley
Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The
GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.   RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o  AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o  The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     -  The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

   -  Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     -  Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

                                     II-161

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -  The name of the issuer of the portfolio security;

   -  The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   -  The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     -  The shareholder meeting date;

     -  A brief identification of the matter voted on;

     -  Whether the matter was proposed by the issuer or by a security holder;

     -  Whether the company cast its vote on the matter;

   -  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     -  Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM
Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.  THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                                     II-162
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                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES

                           DEUTSCHE ASSET MANAGEMENT

                         GLOBAL PROXY VOTING GUIDELINES

                            AS AMENDED OCTOBER 2010

                               [GRAPHIC OMITTED]

                                     II-163

I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws
      E    Non-Financial Effects Of Takeover Bids
VI         MERGERS & ACQUISITIONS

                                      II-164

VII         SOCIAL & POLITICAL ISSUES
       A    Labor & Human Rights
       B    Diversity & Equality
       C    Health & Safety
       D    Government/Military
       E    Tobacco
       F    Principles for Responsible Investment ("PRI")
            Environmental Issues
VIII        MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

                                     II-165

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.   BOARD OF DIRECTORS AND EXECUTIVES

A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors.
Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66
   2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2  ."For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3  "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4. "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the
Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

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No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

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Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.   PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS
(FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
     interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines..

J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process

II.  CAPITAL STRUCTURE

A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

                                     II-168
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C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast
"for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. CORPORATE GOVERNANCE ISSUES

A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

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Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for"
proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than
10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*     Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

                                     II-170
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A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)   The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)   The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)   The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)   The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

                                     II-171
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D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"

1. Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":

o  the election of board members with positions on either remuneration or audit committees;

o  the election of supervisory board members with too many supervisory board mandates;

o  "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)

EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

                                     II-172

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o  directly align the interests of members of management boards with those of shareholders;

o  establish challenging performance criteria to reward only above average performance;

o  measure performance by total shareholder return in relation to the market or a range of comparable companies;

o  are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o  do not allow a repricing of the exercise price in stock option plans.

J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

                                     II-173

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.   ANTI-TAKEOVER RELATED ISSUES

A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis.The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4)
the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.   NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

                                     II-174
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VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII. SOCIAL, ENVIRONMENTAL & POLITICAL ISSUES

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted. In addition, AM has incorporated the Principles for Responsible Investment (PRI) in these Proxy
Voting Guidelines.

A.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride
   Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

                                     II-175

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as
   "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

F.   PRINCIPLES FOR RESPONSIBLE INVESTMENT

AM policy is to engage actively with companies on ESG issues and participate in collaborative engagement initiatives. In this context, AM is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights). AM could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable. In addition, AM could ask for standardized ESG reporting and issues to be integrated within annual financial reports.

G.   ENVIRONMENTAL ISSUES

AM policy is to vote "for" increased disclosure on CERES Principles, ESG issues or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power) and to follow management's recommended vote on all other matters related to the above issues.

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

VIII. MISCELLANEOUS ITEMS

A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

                                     II-176
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B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.   AUDIT FIRM ROTATION

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.   TRANSACTION OF OTHER BUSINESS

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

                                     II-177

I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the
Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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 IMPORTANT: The information contained herein is the property of Deutsche Bank
 Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written
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                                     II-178

  DECEMBER 31, 2011

Annual Report to Shareholders

DWS S&P 500 Index Fund

Contents

DWS S&P 500 Index Fund

4 Portfolio Management Review

9 Performance Summary

12 Statement of Assets and Liabilities

13 Statement of Operations

14 Statement of Changes in Net Assets

15 Financial Highlights

19 Notes to Financial Statements

25 Report of Independent Registered Public Accounting  Firm

26 Information About Your Fund's Expenses

27 Tax Information

DWS Equity 500 Index Portfolio

29 Investment Portfolio

44 Statement of Assets and Liabilities

45 Statement of Operations

46 Statement of Changes in Net Assets

47 Financial Highlights

48 Notes to Financial Statements

54 Report of Independent Registered Public Accounting Firm

55 Investment Management Agreement Approval

60 Summary of Management Fee Evaluation by Independent Fee Consultant

64 Board Members and Officers

69 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Although concerns about the economic outlook and the potential impact of the European debt crisis periodically weighed on investor sentiment during the past 12 months, the fund's Class A shares returned 1.49% for the period ended December 31, 2011 and the Standard & Poor's 500® (S&P 500) Index finished 2011 with a total return of 2.11%. Since the fund's investment strategy is to replicate the performance of the S&P 500 Index as closely as possible before the deduction of expenses, the fund's return is normally close to the return of the index. The difference in return is typically driven by transaction costs and fund expenses.

The U.S. equity market began the annual period on a strong note, as the U.S. Federal Reserve Board's (the Fed's) stimulative "quantitative easing" initiative, signs of improving economic growth, strong corporate earnings and a more business-friendly political backdrop gave investors the green light to buy stocks through the first five months of the year.

From that point, the investing backdrop gradually grew less favorable for three important reasons. The primary issue weighing on the market was the European debt crisis, which threatened the health of the region's banking sector and raised fears of a broader financial system collapse similar to what we witnessed in 2008-2009. At the same time, growth in China — which is generally seen as the engine of the world economy — slowed precipitously, raising fears that slower growth was a worldwide phenomenon and not one limited to the developed markets. Even more relevant to the U.S. market, the domestic economy exhibited weakness in gross domestic product growth, industrial production, consumer confidence and the labor market at mid-year, which temporarily dampened the outlook for corporate earnings.

In response to these developments, the U.S. stock market (as represented by the S&P 500 Index) slipped lower during June 2011, and then plunged 13.78% in the third quarter. Larger, more stable companies such as those represented in the S&P 500 Index outperformed in this environment, but — as the double-digit loss would indicate — they were nonetheless hit hard in the downturn. The market subsequently staged a recovery in the fourth quarter following a pickup in a number of key economic indicators, enabling the index to finish the period largely unchanged.

The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 (S&P 500) Index. The S&P 500 Index tracks the performance of 500 leading U.S. stocks and is generally considered representative of the U.S. equity market.

Positive Contributors to Fund Performance

We believe that the high volume of negative news flow during the second half of the year sparked a flight into the more "defensive" areas of the market, i.e., those that tend to perform better when economic and market performance is weak. In our view, investors gravitated toward stocks and sectors that offered stable earnings, above-average dividend yields and cash flows with a relatively low degree of dependence on global economic trends. This fueled 12-month outperformance for the utilities sector, where most stocks delivered double-digit gains and many of the largest companies — such as Southern Co. and Dominion Resources, Inc. — turned in returns north of 20%. The flight to defensive investments also boosted the returns of the health care, consumer staples and telecommunication services sectors, all of which outpaced the performance of the broader market.

"In our view, investors gravitated toward stocks and sectors that offered stable earnings, above-average dividend yields and cash flows with a relatively low degree of dependence on global economic trends."

Not all of the market's winning sectors were defensive in nature, however. Consumer discretionary stocks outpaced the market partially in a reflection of the relative strength of U.S. consumers within the context of a weak global economy. Energy stocks also held up well at a time in which the instability in the Middle East fueled concerns about potential disruptions to the world's oil supply.

Among individual stocks, the top five contributors to the 2011 performance of the S&P 500 Index were International Business Machines Corp., Exxon Mobil Corp., Apple, Inc., Philip Morris International, Inc. and Chevron Corp.

Negative Contributors to Fund Performance

The worst-performing sector was, by a wide margin, financials. The sector was pressured by a number of factors, including concerns about regulatory changes, a weak housing market and the effects of a possible "contagion" stemming from the weak financial positions of U.S. banks' European counterparts. Financials, as a group, declined over 17%, and four of the leading detractors from the index's 12-month performance were financial stocks: Bank of America Corp., Citigroup, Inc., JPMorgan Chase & Co. and The Goldman Sachs Group, Inc. The performance of the financial sector was so poor that it almost singlehandedly offset the relatively decent returns for the remainder of the U.S. market, where seven of 10 sectors actually finished the year in positive territory.

Also lagging the broader market were the two sectors with the highest sensitivity to global financial trends — materials and industrials. Materials stocks were hit hard by the second-half collapse in commodity prices, leading to substantial underperformance for stocks such as Freeport-McMoRan Copper & Gold, Inc., Alcoa, Inc. and United States Steel Corp. Industrials, which generate an above-average proportion of their revenues from overseas — where economic growth trends were weakest — finished just short of the return of the broader market due in part to the poor performance of heavy equipment makers such as Ingersoll-Rand PLC and PACCAR, Inc.

Outlook and Positioning

We believe that holding an index fund such as this one can be advantageous over time because it offers broad exposure to the equity market at a relatively low cost. We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Brent Reeder

Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007. Joined Northern Trust Investments, Inc. in 1993; for the past eight years, he has managed quantitative equity portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Ten Largest Equity Holdings at December 31, 2011 (19.9% of Net Assets)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	3.5%
2. Apple, Inc. Manufacturer of personal computers and communication solutions	3.3%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.9%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.8%
5. Microsoft Corp. Developer of computer software	1.7%
6. General Electric Co. A diversified company provider of services to the technology, media and financial industries	1.6%
7. Procter & Gamble Co. Manufacturer of diversified consumer products	1.6%
8. Johnson & Johnson Provider of health care products	1.6%
9. AT&T, Inc. An integrated telecommunications company	1.5%
10. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.4%

Portfolio holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 29. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Terms to Know

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index

Quantitative easing is a type of monetary policy whereby governments buy government or other types of securities from the market in order to increase the money supply.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

Contribution incorporates both a stock's total return and its weighting in the index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Performance Summary December 31, 2011

Average Annual Total Returns as of 12/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	1.49%	13.51%	-0.82%	2.30%
Class B	0.73%	12.65%	-1.56%	1.54%
Class C	0.76%	12.66%	-1.56%	1.54%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	-3.07%	11.78%	-1.73%	1.83%
Class B (max 4.00% CDSC)	-2.27%	12.12%	-1.75%	1.54%
Class C (max 1.00% CDSC)	0.76%	12.66%	-1.56%	1.54%
No Sales Charges
Class S	1.72%	13.79%	-0.55%	2.55%
S&P 500® Index+	2.11%	14.11%	-0.25%	2.92%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 29, 2011 are 0.72%, 1.46%, 1.45% and 0.42% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares prior to their inception on February 18, 2005 are derived from the historical performance of Class S shares of DWS S&P 500 Index Fund and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS S&P 500 Index Fund — Class A [] S&P 500 Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 12/31/11	$ 16.67	$ 16.65	$ 16.64	$ 16.70
12/31/10	$ 16.67	$ 16.64	$ 16.64	$ 16.70
Distribution Information: Twelve Months as of 12/31/11: Income Dividends	$ .24	$ .12	$ .12	$ .29
Morningstar Rankings — Large Blend Funds Category as of 12/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	453	of	1,786	26
3-Year	654	of	1,580	41
5-Year	678	of	1,376	49
Class B 1-Year	631	of	1,786	35
3-Year	937	of	1,580	59
5-Year	936	of	1,376	68
Class C 1-Year	619	of	1,786	35
3-Year	936	of	1,580	59
5-Year	935	of	1,376	68
Class S 1-Year	383	of	1,786	22
3-Year	545	of	1,580	35
5-Year	538	of	1,376	39
10-Year	419	of	817	51

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Statement of Assets and Liabilities

as of December 31, 2011
Assets
Investment in the DWS Equity 500 Index Portfolio, at value	$ 531,825,209
Receivable for Fund shares sold	374,471
Other assets	35,962
Total assets	532,235,642
Liabilities
Payable for Fund shares redeemed	1,078,797
Other accrued expenses and payables	458,102
Total liabilities	1,536,899
Net assets, at value	$ 530,698,743
Net Assets Consist of
Undistributed net investment income	272,440
Net unrealized appreciation (depreciation) on investments and futures	105,356,511
Accumulated net realized gain (loss)	(77,057,124)
Paid-in capital	502,126,916
Net assets, at value	$ 530,698,743
Net Asset Value
Class A Net Asset Value and redemption price per share ($109,870,175 ÷ 6,590,311 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.67
Maximum offering price per share (100 ÷ 95.50 of $16.67)	$ 17.46
Class B Net Asset Value, offering and redemption price per share ($1,286,930 ÷ 77,300 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.65
Class C Net Asset Value, offering and redemption price per share ($11,857,207 ÷ 712,504 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.64
Class S Net Asset Value, offering and redemption price per share ($407,684,431 ÷ 24,405,392 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.70

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2011
Investment Income
Income and expenses allocated from DWS Equity 500 Index Portfolio: Dividends (net of foreign taxes withheld of $2,765)	$ 11,380,454
Interest	1,024
Income distributions — Central Cash Management Fund	6,175
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	179,043
Expenses	(536,546)
Net investment income allocated from DWS Equity 500 Index Portfolio	11,030,150
Expenses: Administration fee	551,174
Services to shareholders	960,596
Distribution and service fees	403,918
Professional fees	53,197
Reports to shareholders	63,495
Registration fees	66,539
Trustees' fees and expenses	3,991
Other	3,259
Total expenses before expense reductions	2,106,169
Expense reductions	(43,372)
Total expenses after expense reductions	2,062,797
Net investment income (loss)	8,967,353
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from DWS Equity 500 Index Portfolio: Investments	46,468,636
Futures	1,582,302
48,050,938
Change in net unrealized appreciation (depreciation) allocated from DWS Equity 500 Index Portfolio on: Investments	(47,143,415)
Futures	(55,370)
(47,198,785)
Net gain (loss)	852,153
Net increase (decrease) in net assets resulting from operations	$ 9,819,506

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2011	2010
Operations: Net investment income (loss)	$ 8,967,353	$ 8,586,580
Net realized gain (loss)	48,050,938	(6,417,760)
Change in net unrealized appreciation (depreciation)	(47,198,785)	71,636,300
Net increase (decrease) in net assets resulting from operations	9,819,506	73,805,120
Distributions to shareholders from: Net investment income: Class A	(1,614,031)	(1,644,440)
Class B	(9,383)	(9,678)
Class C	(86,730)	(72,216)
Class S	(7,177,588)	(6,832,347)
Total distributions	(8,887,732)	(8,558,681)
Fund share transactions: Proceeds from shares sold	66,688,567	76,662,390
Reinvestment of distributions	8,493,763	8,152,587
Payment for shares redeemed	(105,642,229)	(114,598,489)
Net increase (decrease) in net assets from Fund share transactions	(30,459,899)	(29,783,512)
Increase from regulatory settlements (see Note D)	—	87,016
Increase (decrease) in net assets	(29,528,125)	35,549,943
Net assets at beginning of period	560,226,868	524,676,925
Net assets at end of period (including undistributed net investment income of $272,440 and $327,527, respectively)	$ 530,698,743	$ 560,226,868

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$ 16.67	$ 14.77	$ 11.96	$ 19.45	$ 18.78
Income (loss) from investment operations: Net investment income[a]	.24	.22	.23	.28	.26
Net realized and unrealized gain (loss)	.00*	1.90	2.82	(7.51)	.66
Total from investment operations	.24	2.12	3.05	(7.23)	.92
Less distributions from: Net investment income	(.24)	(.22)	(.24)	(.26)	(.25)
Net asset value, end of period	$ 16.67	$ 16.67	$ 14.77	$ 11.96	$ 19.45
Total Return (%)[b,c]	1.49	14.47	25.88	(37.45)	4.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	118	110	72	95
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.71	.72	.70	.71	.72
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.67	.67	.62	.65	.64
Ratio of net investment income (%)	1.43	1.43	1.81	1.69	1.33

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B	Years Ended December 31,
	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$ 16.64	$ 14.74	$ 11.94	$ 19.41	$ 18.74
Income (loss) from investment operations: Net investment income[a]	.12	.10	.13	.15	.11
Net realized and unrealized gain (loss)	.01	1.90	2.81	(7.48)	.66
Total from investment operations	.13	2.00	2.94	(7.33)	.77
Less distributions from: Net investment income	(.12)	(.10)	(.14)	(.14)	(.10)
Net asset value, end of period	$ 16.65	$ 16.64	$ 14.74	$ 11.94	$ 19.41
Total Return (%)[b]	.73	13.66[c]	24.87[c]	(37.90)[c]	4.11[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	2	3
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40	1.46	1.50	1.52	1.54
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40	1.43	1.37	1.42	1.40
Ratio of net investment income (%)	.69	.67	1.05	.93	.57
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.
Class C	Years Ended December 31,
	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$ 16.64	$ 14.74	$ 11.94	$ 19.41	$ 18.74
Income (loss) from investment operations: Net investment income[a]	.12	.10	.13	.16	.11
Net realized and unrealized gain (loss)	.00*	1.90	2.81	(7.49)	.66
Total from investment operations	.12	2.00	2.94	(7.33)	.77
Less distributions from: Net investment income	(.12)	(.10)	(.14)	(.14)	(.10)
Net asset value, end of period	$ 16.64	$ 16.64	$ 14.74	$ 11.94	$ 19.41
Total Return (%)[b]	.76	13.63[c]	24.88[c]	(37.90)[c]	4.11[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	10	5	7
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40	1.45	1.47	1.46	1.50
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40	1.42	1.37	1.41	1.40
Ratio of net investment income (%)	.70	.68	1.05	.93	.56

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S	Years Ended December 31,
	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$ 16.70	$ 14.80	$ 11.99	$ 19.49	$ 18.81
Income (loss) from investment operations: Net investment income[a]	.29	.26	.26	.32	.31
Net realized and unrealized gain (loss)	.00*	1.90	2.82	(7.51)	.67
Total from investment operations	.29	2.16	3.08	(7.19)	.98
Less distributions from: Net investment income	(.29)	(.26)	(.27)	(.31)	(.30)
Net asset value, end of period	$ 16.70	$ 16.70	$ 14.80	$ 11.99	$ 19.49
Total Return (%)	1.72	14.81[b]	26.14[b]	(37.25)[b]	5.22[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	408	428	403	343	599
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.39	.42	.46	.44	.44
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.39	.39	.35	.39	.39
Ratio of net investment income (%)	1.71	1.70	2.07	1.95	1.58
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS S&P 500 Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS S&P 500 Index Fund, a series of DWS Investment Trust (the "Predecessor Fund"). On April 29, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to April 29, 2011 is that of the Predecessor Fund.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, DWS Equity 500 Index Portfolio (the "Portfolio"), a diversified open-end management investment company registered under the 1940 Act and organized as a New York business trust advised by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2011, the Fund owned approximately 25% of the Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $77,043,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2012 ($21,570,000), December 31, 2013 ($7,108,000), December 31, 2014 ($6,496,000), December 31, 2016 ($16,675,000), December 31, 2017 ($17,522,000) and December 31, 2018 ($7,672,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 269,443
Capital loss carryforwards	$ (77,043,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2011	2010
Distributions from ordinary income	$ 8,887,732	$ 8,558,681

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.

Pursuant to the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor an annual fee of 0.15% of the Fund's average daily net assets, accrued daily and payable monthly.

The Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for each class as follows:

Class A	.67%
Class B	1.47%
Class C	1.47%
Class S	.47%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $551,174, of which $44,684 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2011
Class A	$ 242,231	$ 43,372	$ 55,663
Class B	1,453	—	332
Class C	10,072	—	1,988
Class S	561,326	—	142,978
	$ 815,082	$ 43,372	$ 200,961

Distribution and Service Agreement. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2011, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2011
Class B	$ 10,528	$ 738
Class C	92,326	7,232
	$ 102,854	$ 7,970

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2011, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2011	Annualized Effective Rate
Class A	$ 266,846	$ 73,408.23%
Class B	3,490	904.25%
Class C	30,728	7,915.25%
	$ 301,064	$ 82,227

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the year ended December 31, 2011 aggregated $12,290.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2011, the CDSC for Class B and C shares aggregated $2,610 and $66, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2011, DIDI received $1,449 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,421, of which $15,303 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,772,678	$ 29,669,678	2,278,437	$ 34,444,365
Class B	4,440	76,314	6,734	100,141
Class C	171,599	2,882,748	221,958	3,345,003
Class S	2,011,748	34,059,827	2,559,437	38,772,881
		$ 66,688,567		$ 76,662,390
Shares issued to shareholders in reinvestment of distributions
Class A	97,901	$ 1,593,468	105,712	$ 1,627,669
Class B	568	9,164	571	8,841
Class C	5,327	85,847	4,583	71,089
Class S	416,840	6,805,284	418,178	6,444,988
		$ 8,493,763		$ 8,152,587
Shares redeemed
Class A	(2,373,913)	$ (40,029,931)	(2,737,437)	$ (42,030,389)
Class B	(20,842)	(357,845)	(53,643)	(799,525)
Class C	(207,587)	(3,480,680)	(135,248)	(2,056,931)
Class S	(3,651,599)	(61,773,773)	(4,578,660)	(69,711,644)
		$ (105,642,229)		$ (114,598,489)
Net increase (decrease)
Class A	(503,334)	$ (8,766,785)	(353,288)	$ (5,958,355)
Class B	(15,834)	(272,367)	(46,338)	(690,543)
Class C	(30,661)	(512,085)	91,293	1,359,161
Class S	(1,223,011)	(20,908,662)	(1,601,045)	(24,493,775)
		$ (30,459,899)		$ (29,783,512)

D. Regulatory Settlements

On July 19, 2010 and March 31, 2010, the Fund was entitled to receive $42,630 and $44,386 as part of settlements with the SEC by non-affiliated third party brokers. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended December 31, 2010. The amount of these payments were 0.02% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and the Shareholders of DWS S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS S&P 500 Index Fund (the "Fund") at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

· Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return*	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/11	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/11	$ 960.40	$ 957.30	$ 956.40	$ 961.40
Expenses Paid per $1,000**	$ 3.31	$ 6.81	$ 7.05	$ 1.93
Hypothetical 5% Fund Return*	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/11	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/11	$ 1,021.83	$ 1,018.25	$ 1,018.00	$ 1,023.24
Expenses Paid per $1,000**	$ 3.41	$ 7.02	$ 7.27	$ 1.99

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS S&P 500 Index Fund	.67%	1.38%	1.43%	.39%

For more information, please refer to the Fund's prospectuses.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $12,599,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

(The following financial statements of the DWS Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2011

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 10.4%
Auto Components 0.3%
BorgWarner, Inc.* (a)	19,700	1,255,678
Goodyear Tire & Rubber Co.* (a)	43,296	613,505
Johnson Controls, Inc. (a)	123,401	3,857,515
		5,726,698
Automobiles 0.4%
Ford Motor Co.* (a)	689,698	7,421,151
Harley-Davidson, Inc. (a)	41,182	1,600,744
		9,021,895
Distributors 0.1%
Genuine Parts Co. (a)	28,472	1,742,486
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	20,583	1,108,806
DeVry, Inc.	10,000	384,600
H&R Block, Inc. (a)	53,482	873,361
		2,366,767
Hotels Restaurants & Leisure 2.0%
Carnival Corp. (a)	80,879	2,639,890
Chipotle Mexican Grill, Inc.* (a)	5,597	1,890,331
Darden Restaurants, Inc. (a)	23,680	1,079,334
International Game Technology	52,964	910,981
Marriott International, Inc. "A"	49,033	1,430,293
McDonald's Corp. (a)	185,006	18,561,652
Starbucks Corp. (a)	135,501	6,234,401
Starwood Hotels & Resorts Worldwide, Inc. (a)	34,493	1,654,629
Wyndham Worldwide Corp. (a)	28,114	1,063,553
Wynn Resorts Ltd. (a)	14,400	1,591,056
Yum! Brands, Inc.	83,031	4,899,659
		41,955,779
Household Durables 0.2%
D.R. Horton, Inc. (a)	48,100	606,541
Harman International Industries, Inc. (a)	12,100	460,284
Leggett & Platt, Inc. (a)	25,670	591,437
Lennar Corp. "A" (a)	27,100	532,515
Newell Rubbermaid, Inc.	54,550	880,982
Pulte Group, Inc.* (a)	67,397	425,275
Whirlpool Corp. (a)	13,833	656,376
		4,153,410
Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	65,867	11,401,578
Expedia, Inc. (a)	17,035	494,356
Netflix, Inc.* (a)	9,545	661,373
Priceline.com, Inc.* (a)	9,024	4,220,615
TripAdvisor, Inc.* (a)	17,035	429,452
		17,207,374
Leisure Equipment & Products 0.1%
Hasbro, Inc.	21,685	691,535
Mattel, Inc. (a)	61,514	1,707,628
		2,399,163
Media 3.0%
Cablevision Systems Corp. (New York Group) "A" (a)	42,673	606,810
CBS Corp. "B"	117,654	3,193,130
Comcast Corp. "A" (a)	491,863	11,662,072
DIRECTV "A"* (a)	127,510	5,452,328
Discovery Communications, Inc. "A"* (a)	47,346	1,939,766
Gannett Co., Inc. (a)	40,569	542,407
Interpublic Group of Companies, Inc.	87,195	848,407
McGraw-Hill Companies, Inc. (a)	52,693	2,369,604
News Corp. "A" (a)	395,408	7,054,079
Omnicom Group, Inc. (a)	50,662	2,258,512
Scripps Networks Interactive "A" (a)	16,800	712,656
Time Warner Cable, Inc.	57,675	3,666,400
Time Warner, Inc. (a)	181,151	6,546,797
Viacom, Inc. "B"	99,853	4,534,325
Walt Disney Co. (a)	324,545	12,170,437
Washington Post Co. "B" (a)	900	339,129
		63,896,859
Multiline Retail 0.8%
Big Lots, Inc.*	12,696	479,401
Dollar Tree, Inc.*	21,800	1,811,798
Family Dollar Stores, Inc. (a)	20,772	1,197,714
J.C. Penney Co., Inc. (a)	25,721	904,093
Kohl's Corp. (a)	46,025	2,271,334
Macy's, Inc.	74,850	2,408,673
Nordstrom, Inc.	29,232	1,453,123
Sears Holdings Corp.* (a)	7,518	238,922
Target Corp.	120,829	6,188,861
		16,953,919
Specialty Retail 2.0%
Abercrombie & Fitch Co. "A" (a)	16,400	800,976
AutoNation, Inc.* (a)	7,600	280,212
AutoZone, Inc.*	5,090	1,654,097
Bed Bath & Beyond, Inc.* (a)	43,912	2,545,579
Best Buy Co., Inc. (a)	52,731	1,232,324
CarMax, Inc.* (a)	41,563	1,266,840
GameStop Corp. "A"*	26,300	634,619
Home Depot, Inc. (a)	278,918	11,725,713
Limited Brands, Inc. (a)	43,640	1,760,874
Lowe's Companies, Inc.	225,156	5,714,459
O'Reilly Automotive, Inc.* (a)	23,200	1,854,840
Orchard Supply Hardware Stores Corp. "A"*	339	1,410
Ross Stores, Inc. (a)	41,402	1,967,837
Staples, Inc. (a)	124,974	1,735,889
The Gap, Inc. (a)	63,858	1,184,566
Tiffany & Co. (a)	22,916	1,518,414
TJX Companies, Inc. (a)	67,799	4,376,426
Urban Outfitters, Inc.* (a)	18,961	522,565
		40,777,640
Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	52,453	3,201,731
NIKE, Inc. "B" (a)	67,107	6,467,101
Ralph Lauren Corp. (a)	11,800	1,629,344
VF Corp. (a)	15,740	1,998,823
		13,296,999
Consumer Staples 11.3%
Beverages 2.6%
Beam, Inc. (a)	28,454	1,457,698
Brown-Forman Corp. "B" (a)	17,922	1,442,900
Coca-Cola Co. (a)	410,526	28,724,504
Coca-Cola Enterprises, Inc.	54,724	1,410,785
Constellation Brands, Inc. "A"*	33,100	684,177
Dr. Pepper Snapple Group, Inc. (a)	38,897	1,535,654
Molson Coors Brewing Co. "B" (a)	29,604	1,288,958
PepsiCo, Inc.	282,770	18,761,790
		55,306,466
Food & Staples Retailing 2.4%
Costco Wholesale Corp. (a)	78,299	6,523,873
CVS Caremark Corp.	235,591	9,607,401
Kroger Co.	109,927	2,662,432
Safeway, Inc. (a)	59,959	1,261,537
SUPERVALU, Inc. (a)	36,491	296,307
Sysco Corp. (a)	107,482	3,152,447
Wal-Mart Stores, Inc.	316,283	18,901,072
Walgreen Co. (a)	160,908	5,319,618
Whole Foods Market, Inc. (a)	28,674	1,995,137
		49,719,824
Food Products 1.9%
Archer-Daniels-Midland Co. (a)	119,726	3,424,164
Campbell Soup Co. (a)	31,570	1,049,387
ConAgra Foods, Inc.	75,378	1,989,979
Dean Foods Co.* (a)	31,000	347,200
General Mills, Inc.	117,260	4,738,476
H.J. Heinz Co. (a)	58,240	3,147,290
Hormel Foods Corp. (a)	25,300	741,037
Kellogg Co.	45,234	2,287,483
Kraft Foods, Inc. "A" (a)	318,210	11,888,325
McCormick & Co., Inc. (a)	23,600	1,189,912
Mead Johnson Nutrition Co.	37,094	2,549,471
Sara Lee Corp.	107,028	2,024,970
The Hershey Co. (a)	27,360	1,690,301
The JM Smucker Co.	20,657	1,614,758
Tyson Foods, Inc. "A"	54,000	1,114,560
		39,797,313
Household Products 2.3%
Clorox Co. (a)	23,332	1,552,978
Colgate-Palmolive Co. (a)	87,302	8,065,832
Kimberly-Clark Corp. (a)	71,003	5,222,980
Procter & Gamble Co. (a)	497,014	33,155,804
		47,997,594
Personal Products 0.2%
Avon Products, Inc.	75,497	1,318,933
Estee Lauder Companies, Inc. "A" (a)	20,500	2,302,560
		3,621,493
Tobacco 1.9%
Altria Group, Inc. (a)	371,745	11,022,239
Lorillard, Inc. (a)	24,454	2,787,756
Philip Morris International, Inc. (a)	313,872	24,632,674
Reynolds American, Inc.	61,380	2,542,360
		40,985,029
Energy 12.0%
Energy Equipment & Services 1.9%
Baker Hughes, Inc.	79,117	3,848,251
Cameron International Corp.* (a)	44,282	2,178,231
Diamond Offshore Drilling, Inc.	12,030	664,778
FMC Technologies, Inc.* (a)	43,612	2,277,855
Halliburton Co. (a)	166,868	5,758,615
Helmerich & Payne, Inc. (a)	19,052	1,111,875
Nabors Industries Ltd.*	49,638	860,723
National Oilwell Varco, Inc. (a)	76,844	5,224,623
Noble Corp.*	46,387	1,401,815
Rowan Companies, Inc.*	22,739	689,674
Schlumberger Ltd. (a)	242,540	16,567,907
		40,584,347
Oil, Gas & Consumable Fuels 10.1%
Alpha Natural Resources, Inc.*	40,632	830,112
Anadarko Petroleum Corp.	90,166	6,882,371
Apache Corp.	69,557	6,300,473
Cabot Oil & Gas Corp.	18,300	1,388,970
Chesapeake Energy Corp. (a)	119,900	2,672,571
Chevron Corp. (a)	359,750	38,277,400
ConocoPhillips (a)	239,932	17,483,845
CONSOL Energy, Inc.	40,712	1,494,130
Denbury Resources, Inc.* (a)	69,618	1,051,232
Devon Energy Corp.	72,817	4,514,654
El Paso Corp.	140,016	3,720,225
EOG Resources, Inc.	48,711	4,798,521
EQT Corp.	27,200	1,490,288
Exxon Mobil Corp. (a)	865,979	73,400,380
Hess Corp.	53,465	3,036,812
Marathon Oil Corp. (a)	126,410	3,700,021
Marathon Petroleum Corp.	63,505	2,114,081
Murphy Oil Corp.	35,118	1,957,477
Newfield Exploration Co.*	24,257	915,217
Noble Energy, Inc. (a)	31,891	3,010,192
Occidental Petroleum Corp.	146,428	13,720,304
Peabody Energy Corp. (a)	50,031	1,656,526
Pioneer Natural Resources Co.	22,000	1,968,560
QEP Resources, Inc. (a)	31,900	934,670
Range Resources Corp. (a)	27,942	1,730,727
Southwestern Energy Co.*	62,336	1,991,012
Spectra Energy Corp. (a)	118,473	3,643,045
Sunoco, Inc. (a)	18,972	778,231
Tesoro Corp.* (a)	25,200	588,672
Valero Energy Corp.	102,501	2,157,646
Williams Companies, Inc.	107,023	3,533,899
		211,742,264
Financials 13.4%
Capital Markets 1.8%
Ameriprise Financial, Inc.	40,370	2,003,967
Bank of New York Mellon Corp. (a)	218,495	4,350,235
BlackRock, Inc. (a)	18,245	3,251,989
Charles Schwab Corp. (a)	191,733	2,158,914
E*TRADE Financial Corp.*	43,326	344,875
Federated Investors, Inc. "B" (a)	18,200	275,730
Franklin Resources, Inc. (a)	26,376	2,533,679
Invesco Ltd.	80,650	1,620,258
Legg Mason, Inc. (a)	22,100	531,505
Morgan Stanley	269,551	4,078,307
Northern Trust Corp.	45,402	1,800,643
State Street Corp.	88,668	3,574,207
T. Rowe Price Group, Inc. (a)	45,776	2,606,943
The Goldman Sachs Group, Inc.	88,795	8,029,732
		37,160,984
Commercial Banks 2.6%
BB&T Corp. (a)	125,092	3,148,566
Comerica, Inc.	34,868	899,594
Fifth Third Bancorp.	164,389	2,091,028
First Horizon National Corp. (a)	43,620	348,960
Huntington Bancshares, Inc.	157,301	863,583
KeyCorp	172,145	1,323,795
M&T Bank Corp. (a)	22,953	1,752,232
PNC Financial Services Group, Inc. (a)	95,618	5,514,290
Regions Financial Corp.	230,219	989,942
SunTrust Banks, Inc.	96,462	1,707,377
U.S. Bancorp. (a)	344,655	9,322,918
Wells Fargo & Co.	952,172	26,241,860
Zions Bancorp. (a)	31,256	508,848
		54,712,993
Consumer Finance 0.8%
American Express Co.	182,355	8,601,685
Capital One Financial Corp. (a)	83,471	3,529,989
Discover Financial Services	99,032	2,376,768
SLM Corp.	89,390	1,197,826
		15,706,268
Diversified Financial Services 2.6%
Bank of America Corp. (a)	1,838,755	10,223,478
Citigroup, Inc.	529,422	13,929,093
CME Group, Inc. "A"	11,873	2,893,094
IntercontinentalExchange, Inc.* (a)	13,148	1,584,991
JPMorgan Chase & Co.	685,806	22,803,049
Leucadia National Corp. (a)	35,100	798,174
Moody's Corp. (a)	36,500	1,229,320
NYSE Euronext	47,100	1,229,310
The NASDAQ OMX Group, Inc.*	24,500	600,495
		55,291,004
Insurance 3.5%
ACE Ltd.	60,385	4,234,196
Aflac, Inc.	85,127	3,682,594
Allstate Corp. (a)	90,089	2,469,339
American International Group, Inc.* (a)	79,440	1,843,008
Aon Corp. (a)	59,324	2,776,363
Assurant, Inc.	16,900	693,914
Berkshire Hathaway, Inc. "B"*	317,685	24,239,365
Chubb Corp. (a)	50,359	3,485,850
Cincinnati Financial Corp. (a)	28,334	863,054
Genworth Financial, Inc. "A"*	89,100	583,605
Hartford Financial Services Group, Inc.	79,176	1,286,610
Lincoln National Corp. (a)	56,474	1,096,725
Loews Corp.	54,523	2,052,791
Marsh & McLennan Companies, Inc.	98,353	3,109,922
MetLife, Inc. (a)	192,348	5,997,411
Principal Financial Group, Inc.	55,819	1,373,147
Progressive Corp. (a)	111,114	2,167,834
Prudential Financial, Inc. (a)	84,688	4,244,563
The Travelers Companies, Inc.	74,437	4,404,437
Torchmark Corp. (a)	18,365	796,857
Unum Group	53,694	1,131,333
XL Group PLC	58,632	1,159,155
		73,692,073
Real Estate Investment Trusts 2.0%
American Tower Corp. (REIT)	70,336	4,220,863
Apartment Investment & Management Co. "A" (REIT)	20,516	470,022
AvalonBay Communities, Inc. (REIT) (a)	17,074	2,229,864
Boston Properties, Inc. (REIT) (a)	26,600	2,649,360
Equity Residential (REIT) (a)	53,760	3,065,933
HCP, Inc. (REIT) (a)	73,846	3,059,440
Health Care REIT, Inc. (REIT) (a)	35,210	1,920,001
Host Hotels & Resorts, Inc. (REIT) (a)	127,186	1,878,537
Kimco Realty Corp. (REIT)	74,500	1,209,880
Plum Creek Timber Co., Inc. (REIT) (a)	28,048	1,025,435
Prologis, Inc. (REIT)	83,290	2,381,261
Public Storage (REIT)	25,630	3,446,210
Simon Property Group, Inc. (REIT) (a)	52,608	6,783,275
Ventas, Inc. (REIT) (a)	52,216	2,878,668
Vornado Realty Trust (REIT)	33,472	2,572,658
Weyerhaeuser Co. (REIT) (a)	97,874	1,827,308
		41,618,715
Real Estate Management & Development 0.0%
CBRE Group, Inc.* (a)	58,500	890,370
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc. (a)	89,868	561,675
People's United Financial, Inc. (a)	63,275	813,084
		1,374,759
Health Care 11.6%
Biotechnology 1.2%
Amgen, Inc. (a)	143,870	9,237,893
Biogen Idec, Inc.*	43,998	4,841,980
Celgene Corp.* (a)	80,109	5,415,368
Gilead Sciences, Inc.*	135,253	5,535,905
		25,031,146
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	101,370	5,015,788
Becton, Dickinson & Co. (a)	39,371	2,941,801
Boston Scientific Corp.*	271,243	1,448,438
C.R. Bard, Inc. (a)	15,083	1,289,597
CareFusion Corp.*	40,027	1,017,086
Covidien PLC	87,126	3,921,541
DENTSPLY International, Inc. (a)	24,800	867,752
Edwards Lifesciences Corp.*	21,239	1,501,597
Intuitive Surgical, Inc.* (a)	7,097	3,285,982
Medtronic, Inc. (a)	191,430	7,322,198
St. Jude Medical, Inc.	56,810	1,948,583
Stryker Corp. (a)	58,102	2,888,250
Varian Medical Systems, Inc.* (a)	20,000	1,342,600
Zimmer Holdings, Inc.*	32,501	1,736,203
		36,527,416
Health Care Providers & Services 2.0%
Aetna, Inc. (a)	65,295	2,754,796
AmerisourceBergen Corp. (a)	46,710	1,737,145
Cardinal Health, Inc.	62,379	2,533,211
CIGNA Corp.	51,613	2,167,746
Coventry Health Care, Inc.*	25,458	773,160
DaVita, Inc.* (a)	17,200	1,303,932
Express Scripts, Inc.* (a)	88,409	3,950,998
Humana, Inc.	29,251	2,562,680
Laboratory Corp. of America Holdings* (a)	17,800	1,530,266
McKesson Corp.	44,567	3,472,215
Medco Health Solutions, Inc.*	69,660	3,893,994
Patterson Companies, Inc. (a)	17,500	516,600
Quest Diagnostics, Inc. (a)	27,902	1,619,990
Tenet Healthcare Corp.* (a)	77,948	399,873
UnitedHealth Group, Inc. (a)	192,694	9,765,732
WellPoint, Inc. (a)	62,946	4,170,173
		43,152,511
Health Care Technology 0.1%
Cerner Corp.* (a)	26,310	1,611,488
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.*	62,357	2,178,130
Life Technologies Corp.*	32,603	1,268,583
PerkinElmer, Inc.	21,963	439,260
Thermo Fisher Scientific, Inc.*	67,420	3,031,877
Waters Corp.* (a)	16,405	1,214,790
		8,132,640
Pharmaceuticals 6.2%
Abbott Laboratories (a)	280,696	15,783,536
Allergan, Inc. (a)	54,724	4,801,484
Bristol-Myers Squibb Co. (a)	306,147	10,788,620
Eli Lilly & Co. (a)	184,480	7,666,989
Forest Laboratories, Inc.*	47,847	1,447,850
Hospira, Inc.* (a)	31,122	945,175
Johnson & Johnson (a)	493,853	32,386,880
Merck & Co., Inc. (a)	550,338	20,747,743
Mylan, Inc.* (a)	77,219	1,657,120
Perrigo Co. (a)	16,800	1,634,640
Pfizer, Inc. (a)	1,387,943	30,035,086
Watson Pharmaceuticals, Inc.*	23,257	1,403,327
		129,298,450
Industrials 10.5%
Aerospace & Defense 2.6%
Boeing Co.	134,414	9,859,267
General Dynamics Corp.	64,319	4,271,425
Goodrich Corp.	22,638	2,800,321
Honeywell International, Inc.	139,609	7,587,749
L-3 Communications Holdings, Inc. (a)	18,068	1,204,774
Lockheed Martin Corp. (a)	47,991	3,882,472
Northrop Grumman Corp. (a)	47,431	2,773,765
Precision Castparts Corp.	26,128	4,305,633
Raytheon Co. (a)	62,270	3,012,623
Rockwell Collins, Inc. (a)	27,044	1,497,426
Textron, Inc. (a)	49,154	908,857
United Technologies Corp.	163,658	11,961,763
		54,066,075
Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc. (a)	29,232	2,039,809
Expeditors International of Washington, Inc.	38,300	1,568,768
FedEx Corp. (a)	57,460	4,798,484
United Parcel Service, Inc. "B" (a)	174,609	12,779,633
		21,186,694
Airlines 0.1%
Southwest Airlines Co. (a)	144,614	1,237,896
Building Products 0.0%
Masco Corp. (a)	63,905	669,724
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	19,331	554,413
Cintas Corp.	19,666	684,574
Iron Mountain, Inc. (a)	33,800	1,041,040
Pitney Bowes, Inc. (a)	36,685	680,140
R.R. Donnelley & Sons Co. (a)	34,761	501,601
Republic Services, Inc.	56,699	1,562,057
Stericycle, Inc.* (a)	15,100	1,176,592
Waste Management, Inc. (a)	83,107	2,718,430
		8,918,847
Construction & Engineering 0.2%
Fluor Corp.	31,350	1,575,338
Jacobs Engineering Group, Inc.* (a)	23,800	965,804
Quanta Services, Inc.*	36,200	779,748
		3,320,890
Electrical Equipment 0.5%
Cooper Industries PLC	28,098	1,521,507
Emerson Electric Co. (a)	132,736	6,184,170
Rockwell Automation, Inc. (a)	25,921	1,901,824
Roper Industries, Inc. (a)	16,966	1,473,836
		11,081,337
Industrial Conglomerates 2.5%
3M Co. (a)	126,579	10,345,301
Danaher Corp.	103,176	4,853,399
General Electric Co. (a)	1,905,981	34,136,120
Tyco International Ltd.	82,632	3,859,741
		53,194,561
Machinery 2.0%
Caterpillar, Inc. (a)	117,168	10,615,421
Cummins, Inc. (a)	34,458	3,032,993
Deere & Co. (a)	75,078	5,807,283
Dover Corp. (a)	33,772	1,960,465
Eaton Corp. (a)	60,040	2,613,541
Flowserve Corp.	9,992	992,405
Illinois Tool Works, Inc. (a)	86,860	4,057,231
Ingersoll-Rand PLC (a)	56,714	1,728,076
Joy Global, Inc. (a)	19,103	1,432,152
PACCAR, Inc. (a)	63,681	2,386,127
Pall Corp. (a)	21,110	1,206,436
Parker Hannifin Corp. (a)	27,052	2,062,715
Snap-on, Inc.	10,432	528,068
Stanley Black & Decker, Inc. (a)	30,596	2,068,290
Xylem, Inc.	34,905	896,709
		41,387,912
Professional Services 0.1%
Dun & Bradstreet Corp. (a)	8,714	652,069
Equifax, Inc. (a)	22,809	883,621
Robert Half International, Inc. (a)	26,575	756,324
		2,292,014
Road & Rail 0.9%
CSX Corp.	188,890	3,978,023
Norfolk Southern Corp. (a)	60,763	4,427,192
Ryder System, Inc.	8,790	467,101
Union Pacific Corp.	87,322	9,250,893
		18,123,209
Trading Companies & Distributors 0.2%
Fastenal Co. (a)	53,400	2,328,774
W.W. Grainger, Inc. (a)	11,009	2,060,775
		4,389,549
Information Technology 18.6%
Communications Equipment 2.1%
Cisco Systems, Inc.	971,234	17,559,911
F5 Networks, Inc.* (a)	14,210	1,507,965
Harris Corp. (a)	21,500	774,860
JDS Uniphase Corp.* (a)	38,539	402,347
Juniper Networks, Inc.*	95,734	1,953,931
Motorola Mobility Holdings, Inc.*	47,098	1,827,402
Motorola Solutions, Inc. (a)	52,098	2,411,616
QUALCOMM, Inc.	303,158	16,582,743
		43,020,775
Computers & Peripherals 4.5%
Apple, Inc.*	167,973	68,029,065
Dell, Inc.* (a)	275,478	4,030,243
EMC Corp.* (a)	368,290	7,932,967
Hewlett-Packard Co.	358,479	9,234,419
Lexmark International, Inc. "A"	12,157	402,032
NetApp, Inc.* (a)	64,709	2,346,995
SanDisk Corp.*	42,900	2,111,109
Western Digital Corp.*	41,635	1,288,603
		95,375,433
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A" (a)	30,830	1,399,373
Corning, Inc.	284,997	3,699,261
FLIR Systems, Inc. (a)	27,100	679,397
Jabil Circuit, Inc.	34,089	670,190
Molex, Inc. (a)	26,086	622,412
TE Connectivity Ltd. (a)	76,132	2,345,627
		9,416,260
Internet Software & Services 2.0%
Akamai Technologies, Inc.* (a)	32,700	1,055,556
eBay, Inc.*	208,032	6,309,611
Google, Inc. "A"*	45,691	29,511,817
VeriSign, Inc. (a)	28,300	1,010,876
Yahoo!, Inc.*	222,933	3,595,909
		41,483,769
IT Services 3.8%
Accenture PLC "A" (a)	115,486	6,147,320
Automatic Data Processing, Inc. (a)	88,710	4,791,227
Cognizant Technology Solutions Corp. "A"*	53,822	3,461,293
Computer Sciences Corp. (a)	29,043	688,319
Fidelity National Information Services, Inc.	42,339	1,125,794
Fiserv, Inc.*	25,505	1,498,164
International Business Machines Corp. (a)	212,987	39,164,050
MasterCard, Inc. "A" (a)	19,200	7,158,144
Paychex, Inc. (a)	58,401	1,758,454
SAIC, Inc.*	49,532	608,748
Teradata Corp.* (a)	29,908	1,450,837
Total System Services, Inc.	29,466	576,355
Visa, Inc. "A" (a)	91,901	9,330,708
Western Union Co. (a)	113,796	2,077,915
		79,837,328
Office Electronics 0.1%
Xerox Corp. (a)	255,178	2,031,217
Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.* (a)	108,497	585,884
Altera Corp.	58,944	2,186,822
Analog Devices, Inc.	53,268	1,905,929
Applied Materials, Inc.	231,804	2,482,621
Broadcom Corp. "A"*	87,383	2,565,565
First Solar, Inc.*	9,895	334,055
Intel Corp. (a)	919,815	22,305,514
KLA-Tencor Corp. (a)	30,485	1,470,901
Linear Technology Corp.	40,896	1,228,107
LSI Corp.*	107,555	639,952
Microchip Technology, Inc.	34,000	1,245,420
Micron Technology, Inc.* (a)	181,549	1,141,943
Novellus Systems, Inc.* (a)	12,082	498,866
NVIDIA Corp.*	108,143	1,498,862
Teradyne, Inc.* (a)	36,158	492,834
Texas Instruments, Inc. (a)	206,515	6,011,652
Xilinx, Inc. (a)	47,203	1,513,328
		48,108,255
Software 3.4%
Adobe Systems, Inc.*	88,844	2,511,620
Autodesk, Inc.*	40,148	1,217,689
BMC Software, Inc.*	31,666	1,038,011
CA, Inc. (a)	66,415	1,342,579
Citrix Systems, Inc.*	33,914	2,059,258
Electronic Arts, Inc.*	61,806	1,273,204
Intuit, Inc. (a)	53,530	2,815,143
Microsoft Corp.	1,352,190	35,102,852
Oracle Corp.	710,351	18,220,503
Red Hat, Inc.*	35,493	1,465,506
Salesforce.com, Inc.* (a)	24,600	2,495,916
Symantec Corp.* (a)	134,564	2,105,927
		71,648,208
Materials 3.4%
Chemicals 2.2%
Air Products & Chemicals, Inc.	37,718	3,213,197
Airgas, Inc. (a)	11,950	933,056
CF Industries Holdings, Inc.	11,724	1,699,746
Dow Chemical Co. (a)	214,358	6,164,936
E.I. du Pont de Nemours & Co. (a)	166,258	7,611,291
Eastman Chemical Co. (a)	25,938	1,013,138
Ecolab, Inc. (a)	54,521	3,151,859
FMC Corp. (a)	13,000	1,118,520
International Flavors & Fragrances, Inc. (a)	14,716	771,413
Monsanto Co.	97,066	6,801,415
PPG Industries, Inc.	27,362	2,284,453
Praxair, Inc. (a)	54,054	5,778,373
Sigma-Aldrich Corp. (a)	22,016	1,375,119
The Mosaic Co.	53,975	2,721,959
The Sherwin-Williams Co. (a)	16,005	1,428,766
		46,067,241
Construction Materials 0.0%
Vulcan Materials Co. (a)	22,476	884,431
Containers & Packaging 0.1%
Ball Corp. (a)	30,148	1,076,585
Bemis Co., Inc. (a)	17,230	518,278
Owens-Illinois, Inc.*	28,100	544,578
Sealed Air Corp.	28,772	495,166
		2,634,607
Metals & Mining 0.9%
Alcoa, Inc. (a)	192,338	1,663,724
Allegheny Technologies, Inc. (a)	20,079	959,776
Cliffs Natural Resources, Inc. (a)	26,433	1,648,098
Freeport-McMoRan Copper & Gold, Inc.	171,904	6,324,348
Newmont Mining Corp. (a)	89,554	5,374,136
Nucor Corp. (a)	56,999	2,255,450
Titanium Metals Corp. (a)	12,700	190,246
United States Steel Corp. (a)	25,775	682,006
		19,097,784
Paper & Forest Products 0.2%
International Paper Co. (a)	78,312	2,318,035
MeadWestvaco Corp.	30,978	927,791
		3,245,826
Telecommunication Services 2.9%
Diversified Telecommunication Services 2.8%
AT&T, Inc. (a)	1,070,919	32,384,591
CenturyLink, Inc. (a)	112,225	4,174,770
Frontier Communications Corp. (a)	172,335	887,525
Verizon Communications, Inc. (a)	511,451	20,519,414
Windstream Corp. (a)	105,601	1,239,756
		59,206,056
Wireless Telecommunication Services 0.1%
MetroPCS Communications, Inc.*	55,200	479,136
Sprint Nextel Corp.* (a)	538,714	1,260,591
		1,739,727
Utilities 3.8%
Electric Utilities 2.1%
American Electric Power Co., Inc.	87,565	3,617,310
Duke Energy Corp. (a)	238,091	5,238,002
Edison International	59,274	2,453,944
Entergy Corp. (a)	32,009	2,338,257
Exelon Corp. (a)	120,188	5,212,553
FirstEnergy Corp.	75,902	3,362,459
NextEra Energy, Inc. (a)	76,587	4,662,617
Northeast Utilities	32,300	1,165,061
Pepco Holdings, Inc. (a)	40,800	828,240
Pinnacle West Capital Corp.	20,496	987,497
PPL Corp. (a)	104,914	3,086,570
Progress Energy, Inc.	53,550	2,999,871
Southern Co. (a)	155,579	7,201,752
		43,154,133
Gas Utilities 0.1%
AGL Resources, Inc.	21,154	893,968
ONEOK, Inc. (a)	19,043	1,650,838
		2,544,806
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	119,437	1,414,134
Constellation Energy Group, Inc.	36,787	1,459,341
NRG Energy, Inc.* (a)	42,944	778,145
		3,651,620
Multi-Utilities 1.4%
Ameren Corp.	44,019	1,458,349
CenterPoint Energy, Inc.	75,068	1,508,116
CMS Energy Corp. (a)	44,449	981,434
Consolidated Edison, Inc. (a)	53,194	3,299,624
Dominion Resources, Inc.	103,301	5,483,217
DTE Energy Co.	30,003	1,633,663
Integrys Energy Group, Inc.	13,500	731,430
NiSource, Inc. (a)	51,166	1,218,262
PG&E Corp.	72,916	3,005,598
Public Service Enterprise Group, Inc.	91,781	3,029,691
SCANA Corp. (a)	20,667	931,255
Sempra Energy	43,596	2,397,780
TECO Energy, Inc. (a)	37,088	709,864
Wisconsin Energy Corp. (a)	41,400	1,447,344
Xcel Energy, Inc.	86,837	2,400,176
		30,235,803
Total Common Stocks (Cost $1,548,494,318)		2,056,706,123

Preferred Stock 0.0%
Consumer Discretionary
Specialty Retail
Orchard Supply Hardware Stores Corp. "A"* (Cost $2,641)	339	1,410
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.3%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.021%**, 5/3/2012 (b) (Cost $5,214,626)	5,215,000	5,214,562
	Shares	Value ($)

Securities Lending Collateral 40.2%
Daily Assets Fund Institutional, 0.18% (c) (d) (Cost $845,103,791)	845,103,791	845,103,791

Cash Equivalents 1.7%
Central Cash Management Fund, 0.07% (c) (Cost $35,920,469)	35,920,469	35,920,469
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,434,735,845)+	140.1	2,942,946,355
Other Assets and Liabilities, Net	(40.1)	(841,909,379)
Net Assets	100.0	2,101,036,976

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $2,556,898,914. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $386,047,441. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $763,817,173 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $377,769,732.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $823,381,610, which is 39.2% of net assets.

(b) At December 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2011, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 Index	USD	3/15/2012	141	44,154,150	637,072
Currency Abbreviation
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (e)	$ 2,056,704,713	$ —	$ 2,820	$ 2,056,707,533
Government & Agency Obligation	—	5,214,562	—	5,214,562
Short-Term Investments (e)	881,024,260	—	—	881,024,260
Derivatives (f)	637,072	—	—	637,072
Total	$ 2,938,366,045	$ 5,214,562	$ 2,820	$ 2,943,583,427

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Common Stock and/or Other Equity Investments
	Common Stock	Preferred Stock	Total
Balance as of December 31, 2010	$ —	$ —	$ —
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(1,230)	(1,230)	(2,460)
Amortization premium/discount	—	—	—
Purchases	2,640	2,640	5,280
(Sales)	—	—	—
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of December 31, 2011	$ 1,410	$ 1,410	$ 2,820
Net change in unrealized appreciation (depreciation) from investments still held at December 31, 2011	$ (1,230)	$ (1,230)	$ (2,460)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,553,711,585) — including $823,381,610 of securities loaned	$ 2,061,922,095
Investment in Daily Assets Fund Institutional (cost $845,103,791)*	845,103,791
Investment in Central Cash Management Fund (cost $35,920,469)	35,920,469
Total investments in securities, at value (cost $2,434,735,845)	2,942,946,355
Cash	28,134
Receivable for investments sold	295,787
Dividends receivable	3,136,723
Interest receivable	111,719
Other assets	48,191
Total assets	2,946,566,909
Liabilities
Payable upon return of securities loaned	845,103,791
Payable for daily variation margin on futures contracts	167,644
Accrued management fee	88,579
Other accrued expenses and payables	169,919
Total liabilities	845,529,933
Net assets	$ 2,101,036,976

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $11,955)	$ 49,193,488
Interest	4,833
Income distributions — Central Cash Management Fund	27,013
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	760,734
Total income	49,986,068
Expenses: Management fee	1,194,739
Administration fee	716,843
Custodian fee	38,191
Audit and tax fees	56,813
Legal fees	120,984
Reports to shareholders	7,599
Trustees' fees and expenses	60,760
Insurance	49,325
Other	72,308
Total expenses	2,317,562
Net investment income (loss)	47,668,506
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	196,338,709
Futures	6,817,163
203,155,872
Change in net unrealized appreciation (depreciation) on: Investments	(209,038,946)
Futures	(272,327)
(209,311,273)
Net gain (loss)	(6,155,401)
Net increase (decrease) in net assets resulting from operations	$ 41,513,105

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2011	2010
Operations: Net investment income (loss)	$ 47,668,506	$ 49,287,586
Net realized gain (loss)	203,155,872	(29,380,545)
Change in net unrealized appreciation (depreciation)	(209,311,273)	319,691,845
Net increase (decrease) in net assets resulting from operations	41,513,105	339,598,886
Capital transactions in shares of beneficial interest: Proceeds from capital invested	364,467,893	327,827,952
Value of capital withdrawn	(829,346,703)	(621,636,132)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(464,878,810)	(293,808,180)
Increase (decrease) in net assets	(423,365,705)	45,790,706
Net assets at beginning of period	2,524,402,681	2,478,611,975
Net assets at end of period	$ 2,101,036,976	$ 2,524,402,681

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended December 31,
	2011	2010	2009	2008	2007
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,101	2,524	2,479	2,153	3,409
Ratio of expenses before expense reductions (%)	.10	.10	.09	.10	.09
Ratio of expenses after expense reductions (%)	.10	.06	.05	.05	.05
Ratio of net investment income (%)	1.99	2.03	2.38	2.29	1.91
Portfolio turnover rate (%)	3	5	9[c]	6	5
Total investment return (%)[b]	2.09	15.12[a]	26.54[a]	(37.01)[a]	5.54[a]

[a] Total investment return would have been lower had certain expenses not been reduced.

[b] Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.

[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2011, DWS S&P 500 Index Fund and DWS Equity 500 Index Fund owned approximately 25% and 75%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Portfolio's financial statements.

Securities Lending. The Portfolio lends securities to certain financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011 is included in a table following the Portfolio's Investment Portfolio. For the year ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $12,105,000 to $49,331,000.

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2011 presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Equity Contracts (a)	$ 637,072

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 6,817,163

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (272,327)

The above derivative is located in the following Statement of Operations account:

(a) Change in net realized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $67,026,778 and $484,604,080, respectively.

D. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as the investment manager to the Portfolio.

Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio's sub-advisor. Northern Trust Investments, Inc. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.

The investment management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $716,843, of which $53,147 is unpaid.

Filing Service Fee. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2011, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $3,587, of which $622 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Portfolio may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Portfolio indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest in DWS Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2012	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

DWS S&P 500 Index Fund (the "Fund"), a series of DWS Institutional Funds, invests all of its assets in DWS Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Board of Trustees approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DWS"), and the sub-advisory agreement (the "Sub-Advisory Agreement") between DWS and Northern Trust Investments, Inc. ("NTI"), and the Fund's Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund's investment management agreement with DWS (the "Fund Agreement" and together with the Portfolio Agreement and the Sub-Advisory Agreement, the "Agreements") in September 2011. The Portfolio's Board of Trustees and the Fund's Board of Trustees are collectively referred to as the "Board."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Portfolio's and the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by an independent fee consultant in the course of their review of the Portfolio's and the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Portfolio and the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DWS provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of sub-advisors, including NTI. The Board reviewed the Portfolio's and the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Portfolio's and the Fund's investment management fee schedules, the Portfolio's sub-advisory fee schedule, and the Fund's operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DWS under the respective administrative services agreements, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Portfolio. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees), which include Portfolio expenses allocated to the Fund, were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Portfolio's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure the Fund's and the Portfolio's combined total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreements. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefits from any economies of scale. The Board concluded that the Fund's and the Portfolio's fee schedules represent an appropriate sharing between the Portfolio and the Fund, as the case may be, and DWS of such economies of scale as may exist in the management of the Fund and the Portfolio at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Portfolio and the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trusts of DWS S&P 500 Index Fund and DWS Equity 500 Index Portfolio as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company[2] (medical technology company); Lead Director, Belo Corporation[2] (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110

Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.[2] (health care) (2009- present); Director, Viasys Health Care[2] (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA[6] (1967) President, 2011-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette[7] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[7] (1962) Chief Legal Officer, 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[6] (1970) Assistant Secretary, 2009-present	Director[3] and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[7] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[7] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[7] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[6] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[6] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800)  621-1048.

Account Management Resources

Automated Information Line

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SXPAX	SXPBX	SXPCX	SCPIX
CUSIP Number	23338J 749	23338J 731	23338J 723	23338J 699
Fund Number	1001	1201	1301	2301

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSPF500IF-2
(R-025784-1 2/12)

  FEBRUARY 28, 2011

Annual Report to Shareholders

DWS S&P 500 Plus Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

30 Statement of Assets and Liabilities

32 Statement of Operations

33 Statement of Changes in Net Assets

34 Financial Highlights

39 Notes to Financial Statements

50 Report of Independent Registered Public Accounting Firm

51 Tax Information

52 Investment Management Agreement Approval

57 Summary of Management Fee Evaluation by Independent Fee Consultant

61 Board Members and Officers

65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2011

Average Annual Total Returns as of 2/28/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	19.49%	3.81%	3.98%	2.81%
Class B	18.69%	3.04%	3.21%	2.04%
Class C	18.75%	3.03%	3.21%	2.05%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	12.62%	1.78%	2.76%	2.20%
Class B (max 4.00% CDSC)	15.69%	2.41%	3.04%	2.04%
Class C (max 1.00% CDSC)	18.75%	3.03%	3.21%	2.05%
No Sales Charges
Class R	19.17%	3.56%	3.70%	2.56%
Class S	19.76%	4.05%	4.24%	3.06%
S&P 500® Index+	22.57%	2.19%	2.87%	2.62%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated July 1, 2010 are 0.81%, 1.57%, 1.58%, 1.06% and 0.58% for Class A, Class B, Class C, Class R and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on July 2, 2001 and for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS S&P 500 Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS S&P 500 Plus Fund — Class A [] S&P 500 Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S
Net Asset Value: 2/28/11	$ 13.13	$ 12.71	$ 12.74	$ 12.94	$ 13.04
2/28/10	$ 11.04	$ 10.75	$ 10.78	$ 10.91	$ 10.94
Distribution Information: Twelve Months as of 2/28/11: Income Dividends	$ .05	$ .05	$ .05	$ .05	$ .05
Lipper Rankings — Large Cap Core Funds Category as of 2/28/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	636	of	1,083	59
3-Year	105	of	938	12
5-Year	148	of	788	19
Class B 1-Year	762	of	1,083	71
3-Year	202	of	938	22
5-Year	267	of	788	34
Class C 1-Year	744	of	1,083	69
3-Year	205	of	938	22
5-Year	265	of	788	34
Class R 1-Year	674	of	1,083	63
3-Year	137	of	938	15
5-Year	181	of	788	23
Class S 1-Year	596	of	1,083	55
3-Year	92	of	938	10
5-Year	114	of	788	15
10-Year	153	of	471	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2010 to February 28, 2011).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2011
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/11	$ 1,309.10	$ 1,304.90	$ 1,304.00	$ 1,307.10	$ 1,309.20
Expenses Paid per $1,000*	$ 1.26	$ 5.20	$ 5.54	$ 3.26	$ .23
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/11	$ 1,023.70	$ 1,020.28	$ 1,019.98	$ 1,021.97	$ 1,024.60
Expenses Paid per $1,000*	$ 1.10	$ 4.56	$ 4.86	$ 2.86	$ .20

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS S&P 500 Plus Fund	.22%	.91%	.97%	.57%	.04%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS S&P 500 Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS S&P 500 Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor.

Portfolio Management Team

Robert Wang
Thomas Picciochi
Russell Shtern, CFA

Portfolio Managers, QS Investors

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Although concerns about the outlook for economic growth periodically weighed on investor sentiment during the past 12 months, the Standard & Poor's 500® (S&P 500) Index finished the period with a healthy gain of 22.57%, thanks to three important trends.1 First, the US economy moved to a firmer footing than where it stood one year ago, causing investor fears of a "double-dip" recession to fade gradually into the background. Second, stock prices were energized by the overall health of US corporations, as demonstrated by strong corporate earnings results, cash-rich balance sheets and — in many cases — attractive dividend yields relative to bonds. The monetary policy of the US Federal Reserve Board (the Fed) was a third pillar of positive stock market performance. The Fed kept rates near zero for the full 12-month period and initiated its policy of "quantitative easing" in order to boost growth. Together, these favorable developments helped stocks continue their long climb off of the crisis lows of March 2009.

In addition to employing a strategy that seeks to replicate the performance of the S&P 500 Index, the fund uses a global asset allocation overlay component known as the Global Tactical Asset Allocation (GTAA) strategy (previously referred to as iGAP). The GTAA strategy seeks to enhance returns by taking advantage of short- and medium-term mispricings in the global bond and currency markets. The strategy also held positions in the global equity markets through the end of 2010, but as of January 31, 2011, it no longer invests in this asset class.

The fund's Class A shares returned 19.49% for the period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) While the fund's equity position lagged the index slightly during the past year, a shortfall in the GTAA strategy was the largest factor in the fund's underperformance. It is important to note, however, that the GTAA strategy has added significant value since we first made it part of the fund's investment approach at the beginning of 2009. The fund was comfortably ahead of the average return of the funds in its Lipper peer group, Large Cap Core Funds, during the 3- and 5-year periods ended February 28, 2011.2

Positive and Negative Contributors to Performance

Consistent with the rally in the broader market, the equity portion of the portfolio produced a strong performance. Heightened investor risk appetites and hopes for improving growth translated into outperformance for the higher-beta and economically sensitive areas of the US equity market, particularly stocks with the largest exposure to surging commodity prices.3 Accordingly, energy and materials were the top-performing sectors during the 12-month period. The consumer discretionary sector, the third-best segment of the market, was boosted by better-than-expected holiday spending and the possible impact that stronger growth could have on the employment picture. Specialty retail, media and travel-related stocks performed particularly well. Industrial and technology stocks also outpaced the broader market, as improving economic growth led to a strengthening outlook for corporate capital expenditures. Telecommunications services, which typically lag when the market is performing very well, nonetheless produced an index-beating return thanks to investors' renewed preference for dividend-paying stocks in the second half of the period.

The weakest-performing areas of the stock market were generally those seen as being most defensive and least sensitive to economic trends, and included consumer staples, utilities and health care. Health care was the worst-performing market segment, with a gain that was only a little over a quarter of that posted by the S&P 500 Index. The sector was pressured by the poor returns posted by certain biotechnology stocks, such as Gilled Sciences, Inc. and Celgene Corp., as well as by several underperforming large-cap pharmaceutical companies, including Abbott Laboratories and Merck & Co., Inc. Financial stocks also trailed the return of the broader market, due largely to concerns about tighter regulation and the potential impact of continued weakness in housing prices.

While rising stock prices boosted the equity portion of the fund, this was offset somewhat by the underperformance of the GTAA strategy. The most important factor behind the strategy's shortfall was its underperformance in equities before this portion of the strategy was eliminated at the end of 2010. The largest detractor was its positioning in Great Britain, where a long position held in the April-July period detracted from performance.4 British banks were particularly hard hit during the initial emergence of the European debt crisis due to their exposure to the government bonds of the region's smaller nations. The GTAA equity portfolio also was hurt by holding a short position in the United States during the rally that took place from July-October 2010.

The strategy's positioning in currencies resulted in a small drag on performance. While a long position in the Swedish krona made an outstanding contribution to returns, this was more than offset by the negative impact of the strategy's short positions in the Swiss franc and British pound.

These negative factors were offset to some extent by the GTAA strategy's positioning in fixed income. The largest contribution to performance, by far, came from the strategy's long position in the United States. This position, which was established in April 2010, added to performance over the next seven months as yields declined substantially — as prices rose — in the US bond market. The GTAA fixed-income portfolio was also helped by a long position in Australia and a short position in Japan. The largest detractor in fixed income was a short position in Europe, where bond prices rallied in mid-2010 due to concerns about the potential economic impact of the debt crisis in the region's smaller countries.

Most markets were very directional during the past year, featuring rising stock prices, falling bond yields and US dollar weakness. Still, we believe recent financial market performance should not obscure the risks that remain in the background, including high US unemployment, burdensome levels of European government debt and the possibility of rising interest rates in China and other emerging markets. The GTAA strategy, by virtue of its unique long-short approach, is designed to capitalize on the potential for rising market volatility in the year ahead.

Outlook and Positioning

Going forward, we will continue to seek outperformance by combining passive indexing with the actively managed GTAA strategy.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Large Cap Core Funds category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity (USDE) large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and 3-year sales-per-share growth value, compared to the S&P 500 Index. For the 1-, 3- and 5-year periods, this category's average return was 19.82% (1,083 funds), 1.53% (938 funds) and 2.45% (788 funds), respectively, as of 2/28/11. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

3 Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

4 The value of a short position rises when the underlying stock falls. Conversely, the value of a long position rises when the underlying stock rises.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/11	2/28/10

Common Stocks	93%	90%
Cash Equivalents	7%	5%
Government & Agency Obligations	—	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/28/11	2/28/10

Information Technology	19%	19%
Financials	16%	16%
Energy	13%	11%
Industrials	11%	10%
Health Care	11%	13%
Consumer Discretionary	11%	10%
Consumer Staples	10%	12%
Materials	3%	3%
Utilities	3%	3%
Telecommunication Services	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings February 28, 2011 (16.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.1%
2. Apple, Inc. Manufacturer of personal computers and communication solutions	2.3%
3. General Electric Co. Diversified technology, media and financial services company	1.6%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.5%
5. Microsoft Corp. Developer of computer software	1.5%
6. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.5%
7. JPMorgan Chase & Co. Provider of global financial services	1.3%
8. Procter & Gamble Co. Manufacturer of diversified consumer products	1.3%
9. Wells Fargo & Co. Provider of diversified financial services	1.2%
10. Johnson & Johnson Provider of health care products	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of February 28, 2011

	Shares	Value ($)

Common Stocks 87.6%
Consumer Discretionary 9.3%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	3,100	43,958
Johnson Controls, Inc. (a)	10,800	440,640
		484,598
Automobiles 0.4%
Ford Motor Co.* (a)	52,950	796,897
Harley-Davidson, Inc. (a)	3,800	155,116
		952,013
Distributors 0.1%
Genuine Parts Co.	2,300	121,187
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	2,400	108,624
DeVry, Inc.	600	32,550
H&R Block, Inc.	3,704	56,264
		197,438
Hotels Restaurants & Leisure 1.4%
Carnival Corp. (Units)	6,900	294,423
Darden Restaurants, Inc.	1,700	80,121
International Game Technology	3,400	55,964
Marriott International, Inc. "A" (a)	3,930	154,095
McDonald's Corp.	16,108	1,219,054
Starbucks Corp.	12,400	408,952
Starwood Hotels & Resorts Worldwide, Inc. (a)	3,100	189,410
Wyndham Worldwide Corp.	2,900	90,712
Wynn Resorts Ltd. (a)	1,100	135,223
Yum! Brands, Inc.	7,700	387,541
		3,015,495
Household Durables 0.4%
D.R. Horton, Inc.	5,600	66,304
Fortune Brands, Inc.	2,400	148,464
Harman International Industries, Inc.	1,000	48,640
Leggett & Platt, Inc.	1,900	43,814
Lennar Corp. "A"	1,200	24,192
Newell Rubbermaid, Inc. (a)	5,800	112,172
Pulte Group, Inc.*	6,877	47,451
Stanley Black & Decker, Inc.	2,592	196,552
Whirlpool Corp.	1,100	90,750
		778,339
Internet & Catalog Retail 0.7%
Amazon.com, Inc.*	5,400	935,766
Expedia, Inc.	3,100	61,566
Netflix, Inc.* (a)	700	144,669
Priceline.com, Inc.* (a)	700	317,716
		1,459,717
Leisure Equipment & Products 0.1%
Hasbro, Inc.	2,300	103,270
Mattel, Inc.	5,800	145,348
		248,618
Media 3.0%
Cablevision Systems Corp. (New York Group) "A"	2,000	73,700
CBS Corp. "B"	9,600	229,056
Comcast Corp. "A" (a)	43,200	1,112,832
DIRECTV "A"*	13,400	615,998
Discovery Communications, Inc. "A"* (a)	4,500	193,995
Gannett Co., Inc.	2,217	36,603
Interpublic Group of Companies, Inc.*	6,300	83,160
McGraw-Hill Companies, Inc.	4,500	174,060
Meredith Corp.	600	21,156
News Corp. "A"	35,500	616,635
Omnicom Group, Inc. (a)	4,200	213,780
Scripps Networks Interactive "A"	1,700	88,298
Time Warner Cable, Inc.	5,376	388,040
Time Warner, Inc. (a)	17,366	663,381
Viacom, Inc. "B"	9,100	406,406
Walt Disney Co.	28,900	1,264,086
Washington Post Co. "B"	100	43,309
		6,224,495
Multiline Retail 0.7%
Big Lots, Inc.*	800	32,824
Family Dollar Stores, Inc.	2,000	100,160
JC Penney Co., Inc. (a)	4,200	146,832
Kohl's Corp.*	5,300	285,617
Macy's, Inc.	6,200	148,180
Nordstrom, Inc.	2,000	90,520
Sears Holdings Corp.* (a)	500	41,655
Target Corp.	11,300	593,815
		1,439,603
Specialty Retail 1.7%
Abercrombie & Fitch Co. "A"	1,000	57,370
AutoNation, Inc.*	600	20,184
AutoZone, Inc.*	500	128,975
Bed Bath & Beyond, Inc.*	3,800	182,970
Best Buy Co., Inc. (a)	4,800	154,752
CarMax, Inc.*	3,600	127,332
GameStop Corp. "A"*	3,100	61,845
Home Depot, Inc. (a)	26,600	996,702
Limited Brands, Inc. (a)	3,500	112,070
Lowe's Companies, Inc.	20,800	544,336
O'Reilly Automotive, Inc.*	2,000	111,160
RadioShack Corp.	1,200	17,760
Ross Stores, Inc.	1,400	100,856
Staples, Inc.	10,100	215,130
The Gap, Inc. (a)	6,100	137,433
Tiffany & Co.	1,600	98,480
TJX Companies, Inc.	6,100	304,207
Urban Outfitters, Inc.*	3,000	115,140
		3,486,702
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	4,100	225,172
NIKE, Inc. "B" (a)	5,618	500,170
Polo Ralph Lauren Corp. (a)	1,100	139,381
VF Corp.	1,100	105,237
		969,960
Consumer Staples 8.9%
Beverages 2.0%
Brown-Forman Corp. "B"	1,500	103,725
Coca-Cola Co.	34,539	2,207,733
Coca-Cola Enterprises, Inc.	5,100	134,130
Constellation Brands, Inc. "A"*	2,700	54,864
Dr. Pepper Snapple Group, Inc.	3,400	122,604
Molson Coors Brewing Co. "B"	2,500	114,325
PepsiCo, Inc.	23,727	1,504,766
		4,242,147
Food & Staples Retailing 2.0%
Costco Wholesale Corp. (a)	7,000	523,530
CVS Caremark Corp.	21,400	707,484
Kroger Co.	10,600	242,740
Safeway, Inc. (a)	5,544	120,970
SUPERVALU, Inc. (a)	1,900	16,397
Sysco Corp.	9,300	258,447
Wal-Mart Stores, Inc.	29,988	1,558,776
Walgreen Co. (a)	14,400	624,096
Whole Foods Market, Inc.	1,800	105,408
		4,157,848
Food Products 1.5%
Archer-Daniels-Midland Co.	9,900	368,082
Campbell Soup Co.	2,400	80,784
ConAgra Foods, Inc.	6,200	143,592
Dean Foods Co.*	2,400	25,344
General Mills, Inc.	9,668	359,070
H.J. Heinz Co.	4,900	246,078
Hormel Foods Corp.	2,800	76,720
Kellogg Co.	4,000	214,240
Kraft Foods, Inc. "A" (a)	26,319	837,997
McCormick & Co., Inc.	2,000	95,300
Mead Johnson Nutrition Co.	2,800	167,580
Sara Lee Corp.	11,400	195,168
The Hershey Co.	2,000	104,640
The J.M. Smucker Co.	1,900	130,796
Tyson Foods, Inc. "A"	5,300	98,739
		3,144,130
Household Products 1.8%
Clorox Co. (a)	2,200	149,072
Colgate-Palmolive Co.	7,400	581,048
Kimberly-Clark Corp.	6,306	415,566
Procter & Gamble Co.	42,587	2,685,110
		3,830,796
Personal Products 0.2%
Avon Products, Inc.	6,000	166,860
Estee Lauder Companies, Inc. "A" (a)	1,700	160,497
		327,357
Tobacco 1.4%
Altria Group, Inc.	31,803	806,842
Lorillard, Inc.	2,200	168,894
Philip Morris International, Inc.	27,803	1,745,472
Reynolds American, Inc.	5,200	178,464
		2,899,672
Energy 11.4%
Energy Equipment & Services 2.1%
Baker Hughes, Inc. (a)	6,521	463,317
Cameron International Corp.*	3,600	212,868
Diamond Offshore Drilling, Inc.	1,200	93,876
FMC Technologies, Inc.*	1,600	150,480
Halliburton Co.	13,100	614,914
Helmerich & Payne, Inc.	2,500	162,475
Nabors Industries Ltd.*	3,300	93,951
National Oilwell Varco, Inc.	6,700	533,119
Noble Corp. (a)	4,000	178,840
Rowan Companies, Inc.*	1,000	42,670
Schlumberger Ltd. (a)	20,839	1,946,779
		4,493,289
Oil, Gas & Consumable Fuels 9.3%
Anadarko Petroleum Corp.	7,382	604,069
Apache Corp.	5,586	696,127
Cabot Oil & Gas Corp.	1,100	50,226
Chesapeake Energy Corp. (a)	10,689	380,635
Chevron Corp.	30,100	3,122,875
ConocoPhillips	22,277	1,734,710
CONSOL Energy, Inc.	3,200	162,272
Denbury Resources, Inc.* (a)	8,100	196,263
Devon Energy Corp.	6,392	584,485
El Paso Corp.	10,000	186,000
EOG Resources, Inc.	3,700	415,547
EQT Corp.	2,100	103,530
Exxon Mobil Corp.	76,739	6,563,487
Hess Corp.	4,700	409,041
Marathon Oil Corp.	11,208	555,917
Massey Energy Co.	1,100	69,663
Murphy Oil Corp.	2,800	205,884
Newfield Exploration Co.*	1,700	123,743
Noble Energy, Inc.	2,800	259,448
Occidental Petroleum Corp.	12,200	1,244,034
Peabody Energy Corp.	4,100	268,509
Pioneer Natural Resources Co.	1,900	194,446
QEP Resources, Inc.	2,100	83,055
Range Resources Corp. (a)	2,700	146,610
Southwestern Energy Co.* (a)	5,700	225,036
Spectra Energy Corp.	9,300	248,775
Sunoco, Inc.	2,000	83,720
Tesoro Corp.*	900	21,402
Valero Energy Corp.	8,800	247,984
Williams Companies, Inc.	8,700	264,132
		19,451,625
Financials 14.0%
Capital Markets 2.1%
Ameriprise Financial, Inc.	3,816	241,629
Bank of New York Mellon Corp. (a)	17,952	545,561
Charles Schwab Corp.	16,700	316,799
E*TRADE Financial Corp.*	2,150	34,357
Federated Investors, Inc. "B"	900	24,804
Franklin Resources, Inc.	2,200	276,364
Invesco Ltd.	6,600	177,144
Janus Capital Group, Inc.	1,100	14,773
Legg Mason, Inc.	2,500	90,625
Morgan Stanley	21,616	641,563
Northern Trust Corp.	3,800	195,966
State Street Corp.	8,100	362,232
T. Rowe Price Group, Inc. (a)	4,300	288,014
The Goldman Sachs Group, Inc.	7,870	1,288,949
		4,498,780
Commercial Banks 2.5%
BB&T Corp. (a)	11,400	314,640
Comerica, Inc. (a)	3,000	116,700
Fifth Third Bancorp.	10,900	159,140
First Horizon National Corp.	3,193	36,720
Huntington Bancshares, Inc.	10,900	74,556
KeyCorp (a)	12,600	115,164
M&T Bank Corp. (a)	1,400	123,270
Marshall & Ilsley Corp.	5,200	40,404
PNC Financial Services Group, Inc.	7,646	471,758
Regions Financial Corp. (a)	19,500	148,980
SunTrust Banks, Inc. (a)	8,400	253,428
US Bancorp. (a)	29,400	815,262
Wells Fargo & Co.	79,465	2,563,541
Zions Bancorp.	2,400	56,064
		5,289,627
Consumer Finance 0.6%
American Express Co.	15,700	684,049
Capital One Financial Corp.	7,200	358,344
Discover Financial Services	7,701	167,497
SLM Corp.*	7,900	117,078
		1,326,968
Diversified Financial Services 3.8%
Bank of America Corp.	152,826	2,183,884
Citigroup, Inc.*	435,353	2,037,452
CME Group, Inc. "A"	1,100	342,408
IntercontinentalExchange, Inc.*	1,000	128,200
JPMorgan Chase & Co.	60,044	2,803,454
Leucadia National Corp.	3,800	125,894
Moody's Corp.	3,100	98,890
NYSE Euronext	3,700	136,900
The NASDAQ OMX Group, Inc.*	2,900	82,969
		7,940,051
Insurance 3.5%
ACE Ltd.	4,900	309,925
Aflac, Inc.	7,400	435,564
Allstate Corp.	8,697	276,390
American International Group, Inc.* (a)	2,396	88,796
Aon Corp.	5,300	278,992
Assurant, Inc.	1,700	69,071
Berkshire Hathaway, Inc. "B"* (a)	25,976	2,267,185
Chubb Corp. (a)	4,700	285,196
Cincinnati Financial Corp.	2,420	82,401
Genworth Financial, Inc. "A"*	7,000	92,610
Hartford Financial Services Group, Inc. (a)	6,100	180,560
Lincoln National Corp.	5,000	158,600
Loews Corp.	4,700	203,275
Marsh & McLennan Companies, Inc. (a)	8,900	270,916
MetLife, Inc.	13,919	659,204
Principal Financial Group, Inc.	5,068	173,630
Progressive Corp.	10,800	224,964
Prudential Financial, Inc.	6,907	454,688
The Travelers Companies, Inc.	7,100	425,503
Torchmark Corp.	1,200	78,300
Unum Group	4,100	108,773
XL Group PLC (a)	5,400	126,090
		7,250,633
Real Estate Investment Trusts 1.3%
Apartment Investment & Management Co. "A" (REIT)	1,170	30,010
AvalonBay Communities, Inc. (REIT)	1,315	159,154
Boston Properties, Inc. (REIT)	1,900	182,248
Equity Residential (REIT)	3,900	214,929
HCP, Inc. (REIT)	4,100	155,800
Health Care REIT, Inc. (REIT) (a)	2,300	120,106
Host Hotels & Resorts, Inc. (REIT)	9,424	173,402
Kimco Realty Corp. (REIT)	4,800	93,024
Plum Creek Timber Co., Inc. (REIT) (a)	3,000	125,880
ProLogis (REIT)	11,000	178,860
Public Storage (REIT)	2,200	246,950
Simon Property Group, Inc. (REIT)	4,287	471,741
Ventas, Inc. (REIT)	2,000	110,840
Vornado Realty Trust (REIT)	2,238	208,873
Weyerhaeuser Co. (REIT) (a)	7,573	184,857
		2,656,674
Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc. "A"*	5,700	142,728
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	6,800	78,200
People's United Financial, Inc.	4,300	56,674
		134,874
Health Care 9.5%
Biotechnology 1.1%
Amgen, Inc.*	14,500	744,285
Biogen Idec, Inc.* (a)	3,600	246,240
Celgene Corp.*	6,700	355,770
Cephalon, Inc.*	1,300	73,203
Genzyme Corp.*	4,000	301,800
Gilead Sciences, Inc.*	12,800	498,944
		2,220,242
Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	8,707	462,777
Becton, Dickinson & Co.	3,600	288,000
Boston Scientific Corp.*	23,800	170,408
C.R. Bard, Inc. (a)	1,300	127,088
CareFusion Corp.*	3,150	86,058
Covidien PLC	8,000	411,600
DENTSPLY International, Inc.	2,900	108,373
Intuitive Surgical, Inc.* (a)	600	196,770
Medtronic, Inc.	16,600	662,672
St. Jude Medical, Inc.*	5,400	258,552
Stryker Corp. (a)	5,100	322,626
Varian Medical Systems, Inc.* (a)	1,700	117,776
Zimmer Holdings, Inc.*	2,700	168,318
		3,381,018
Health Care Providers & Services 1.8%
Aetna, Inc.	5,900	220,424
AmerisourceBergen Corp.	3,900	147,849
Cardinal Health, Inc.	5,000	208,200
CIGNA Corp.	3,800	159,866
Coventry Health Care, Inc.*	2,900	87,580
DaVita, Inc.*	1,700	134,929
Express Scripts, Inc.*	8,000	449,760
Humana, Inc.*	2,400	156,024
Laboratory Corp. of America Holdings* (a)	1,672	150,697
McKesson Corp.	4,100	325,048
Medco Health Solutions, Inc.*	6,700	412,988
Patterson Companies, Inc.	1,300	43,394
Quest Diagnostics, Inc.	2,100	119,175
Tenet Healthcare Corp.*	11,000	78,980
UnitedHealth Group, Inc.	17,124	729,140
WellPoint, Inc.*	5,800	385,526
		3,809,580
Health Care Technology 0.0%
Cerner Corp.*	1,000	100,450
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.*	4,800	201,984
Life Technologies Corp.*	2,862	152,745
PerkinElmer, Inc.	1,700	45,050
Thermo Fisher Scientific, Inc.*	6,200	346,084
Waters Corp.* (a)	1,500	124,575
		870,438
Pharmaceuticals 4.6%
Abbott Laboratories	22,904	1,101,682
Allergan, Inc.	4,600	341,182
Bristol-Myers Squibb Co.	26,024	671,679
Eli Lilly & Co.	15,600	539,136
Forest Laboratories, Inc.*	4,800	155,520
Hospira, Inc.*	2,800	147,980
Johnson & Johnson	41,308	2,537,964
Merck & Co., Inc.	46,207	1,504,962
Mylan, Inc.*	3,900	89,193
Pfizer, Inc.	121,490	2,337,468
Watson Pharmaceuticals, Inc.*	1,700	95,183
		9,521,949
Industrials 9.7%
Aerospace & Defense 2.4%
Boeing Co.	11,307	814,217
General Dynamics Corp.	5,731	436,244
Goodrich Corp.	1,700	146,591
Honeywell International, Inc.	12,100	700,711
ITT Corp.	3,000	173,790
L-3 Communications Holdings, Inc.	1,600	126,864
Lockheed Martin Corp.	4,430	350,679
Northrop Grumman Corp.	4,700	313,396
Precision Castparts Corp. (a)	2,300	326,025
Raytheon Co.	5,661	289,900
Rockwell Collins, Inc.	2,100	135,324
Textron, Inc. (a)	4,200	113,778
United Technologies Corp.	14,004	1,169,894
		5,097,413
Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc. (a)	2,400	173,736
Expeditors International of Washington, Inc.	3,100	148,180
FedEx Corp.	4,600	414,092
United Parcel Service, Inc. "B"	15,313	1,130,099
		1,866,107
Airlines 0.1%
Southwest Airlines Co. (a)	11,700	138,411
Building Products 0.0%
Masco Corp.	4,700	63,873
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	2,400	95,808
Cintas	2,400	67,488
Iron Mountain, Inc.	3,600	93,600
Pitney Bowes, Inc.	3,300	83,094
R.R. Donnelley & Sons Co.	2,400	44,688
Republic Services, Inc.	4,600	136,206
Stericycle, Inc.*	1,400	120,988
Waste Management, Inc. (a)	7,300	270,538
		912,410
Construction & Engineering 0.2%
Fluor Corp. (a)	2,700	191,052
Jacobs Engineering Group, Inc.*	1,600	80,096
Quanta Services, Inc.*	3,400	77,554
		348,702
Electrical Equipment 0.5%
Emerson Electric Co. (a)	11,600	692,056
Rockwell Automation, Inc.	2,100	184,233
Roper Industries, Inc.	1,100	92,543
		968,832
Industrial Conglomerates 2.3%
3M Co.	10,799	995,992
General Electric Co.	162,513	3,399,772
Tyco International Ltd.	7,600	344,584
		4,740,348
Machinery 2.0%
Caterpillar, Inc. (a)	9,700	998,421
Cummins, Inc. (a)	3,220	325,606
Danaher Corp.	7,758	392,555
Deere & Co.	6,600	594,990
Dover Corp.	2,800	179,900
Eaton Corp.	2,800	310,184
Flowserve Corp.	700	87,479
Illinois Tool Works, Inc.	7,500	405,750
Ingersoll-Rand PLC (a)	5,100	231,030
PACCAR, Inc. (a)	5,600	280,728
Pall Corp.	2,500	135,900
Parker Hannifin Corp.	2,400	214,032
Snap-on, Inc.	600	34,458
		4,191,033
Professional Services 0.1%
Dun & Bradstreet Corp.	500	40,400
Equifax, Inc.	1,400	50,050
Robert Half International, Inc.	2,100	66,990
		157,440
Road & Rail 0.7%
CSX Corp.	5,900	440,494
Norfolk Southern Corp.	5,500	360,690
Ryder System, Inc.	400	19,132
Union Pacific Corp.	7,542	719,582
		1,539,898
Trading Companies & Distributors 0.1%
Fastenal Co. (a)	1,900	118,047
W.W. Grainger, Inc.	900	119,889
		237,936
Information Technology 16.4%
Communications Equipment 2.0%
Cisco Systems, Inc.*	86,552	1,606,405
F5 Networks, Inc.*	1,200	141,612
Harris Corp.	1,900	88,654
JDS Uniphase Corp.*	4,500	111,015
Juniper Networks, Inc.*	8,300	365,200
Motorola Mobility Holdings, Inc.*	4,725	142,695
Motorola Solutions, Inc.*	5,400	208,656
QUALCOMM, Inc.	24,528	1,461,378
Tellabs, Inc.	6,500	35,035
		4,160,650
Computers & Peripherals 4.0%
Apple, Inc.*	13,838	4,887,720
Dell, Inc.*	26,600	421,078
EMC Corp.* (a)	32,200	876,162
Hewlett-Packard Co.	34,496	1,505,061
Lexmark International, Inc. "A"*	1,600	60,048
NetApp, Inc.* (a)	5,400	278,964
SanDisk Corp.*	3,200	158,720
Western Digital Corp.*	4,000	122,320
		8,310,073
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A"	2,400	137,952
Corning, Inc.	22,900	528,074
FLIR Systems, Inc.	2,700	87,210
Jabil Circuit, Inc.	1,800	38,574
Molex, Inc. (a)	1,900	53,067
		844,877
Internet Software & Services 1.6%
Akamai Technologies, Inc.*	2,700	101,331
eBay, Inc.*	18,100	606,440
Google, Inc. "A"*	3,749	2,299,637
Monster Worldwide, Inc.*	800	13,720
VeriSign, Inc.	2,400	84,696
Yahoo!, Inc.* (a)	19,700	323,080
		3,428,904
IT Services 2.7%
Automatic Data Processing, Inc. (a)	7,300	365,000
Cognizant Technology Solutions Corp. "A"*	4,600	353,602
Computer Sciences Corp.	2,600	125,138
Fidelity National Information Services, Inc.	4,000	129,560
Fiserv, Inc.*	2,200	139,194
International Business Machines Corp.	19,013	3,077,824
MasterCard, Inc. "A"	1,500	360,840
Paychex, Inc. (a)	4,400	147,972
SAIC, Inc.*	3,500	57,190
Teradata Corp.*	2,400	114,768
Total System Services, Inc.	1,693	30,051
Visa, Inc. "A" (a)	7,600	555,180
Western Union Co.	9,200	202,308
		5,658,627
Office Electronics 0.1%
Xerox Corp.	20,748	223,041
Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.*	6,700	61,707
Altera Corp. (a)	4,100	171,626
Analog Devices, Inc.	5,800	231,304
Applied Materials, Inc. (a)	18,200	299,026
Broadcom Corp. "A" (a)	6,900	284,418
First Solar, Inc.*	800	117,912
Intel Corp.	85,094	1,826,968
KLA-Tencor Corp.	2,800	136,696
Linear Technology Corp. (a)	3,200	110,592
LSI Corp.*	5,500	34,595
MEMC Electronic Materials, Inc.*	5,000	67,850
Microchip Technology, Inc. (a)	2,700	99,657
Micron Technology, Inc.*	15,200	169,176
National Semiconductor Corp.	4,100	63,550
Novellus Systems, Inc.*	1,700	67,932
NVIDIA Corp.*	8,400	190,344
Teradyne, Inc.*	1,800	33,534
Texas Instruments, Inc.	17,300	616,053
Xilinx, Inc. (a)	3,800	126,350
		4,709,290
Software 3.3%
Adobe Systems, Inc.*	7,200	248,400
Autodesk, Inc.*	2,900	121,945
BMC Software, Inc.*	2,600	128,700
CA, Inc.	6,200	153,636
Citrix Systems, Inc.*	2,600	182,416
Compuware Corp.*	2,400	27,024
Electronic Arts, Inc.*	5,200	97,760
Intuit, Inc.* (a)	4,200	220,836
McAfee, Inc.*	1,900	91,105
Microsoft Corp.	115,870	3,079,825
Novell, Inc.*	7,800	45,864
Oracle Corp.	59,299	1,950,937
Red Hat, Inc.*	2,900	119,712
Salesforce.com, Inc.* (a)	1,800	238,086
Symantec Corp.*	11,100	200,133
		6,906,379
Materials 3.1%
Chemicals 1.8%
Air Products & Chemicals, Inc.	3,200	294,400
Airgas, Inc.	1,200	75,096
CF Industries Holdings, Inc.	1,000	141,280
Dow Chemical Co. (a)	16,900	628,004
E.I. du Pont de Nemours & Co.	14,087	772,954
Eastman Chemical Co.	1,200	112,092
Ecolab, Inc.	4,000	194,560
FMC Corp.	900	69,696
International Flavors & Fragrances, Inc.	900	51,255
Monsanto Co.	7,900	567,931
PPG Industries, Inc. (a)	2,500	220,950
Praxair, Inc.	4,500	447,210
Sigma-Aldrich Corp. (a)	2,200	140,558
The Sherwin-Williams Co.	1,300	106,756
		3,822,742
Construction Materials 0.1%
Vulcan Materials Co. (a)	2,000	91,700
Containers & Packaging 0.1%
Ball Corp.	3,000	108,300
Bemis Co., Inc.	2,300	75,555
Owens-Illinois, Inc.*	2,100	64,029
Sealed Air Corp.	1,800	49,536
		297,420
Metals & Mining 1.0%
AK Steel Holding Corp.	800	12,784
Alcoa, Inc. (a)	14,800	249,380
Allegheny Technologies, Inc.	1,100	73,788
Cliffs Natural Resources, Inc.	2,400	232,968
Freeport-McMoRan Copper & Gold, Inc.	14,332	758,879
Newmont Mining Corp.	7,500	414,525
Nucor Corp. (a)	4,500	215,820
Titanium Metals Corp.*	700	13,293
United States Steel Corp. (a)	2,363	135,849
		2,107,286
Paper & Forest Products 0.1%
International Paper Co.	6,300	175,014
MeadWestvaco Corp. (a)	3,500	102,725
		277,739
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	88,496	2,511,517
CenturyLink, Inc. (a)	4,297	176,950
Frontier Communications Corp.	15,875	134,779
Qwest Communications International, Inc.	28,500	194,370
Verizon Communications, Inc.	42,458	1,567,549
Windstream Corp.	8,100	101,574
		4,686,739
Wireless Telecommunication Services 0.3%
American Tower Corp. "A"*	6,400	345,344
MetroPCS Communications, Inc.*	2,500	36,000
Sprint Nextel Corp.* (a)	41,200	180,044
		561,388
Utilities 2.8%
Electric Utilities 1.5%
American Electric Power Co., Inc.	7,592	271,642
Duke Energy Corp.	19,100	343,609
Edison International (a)	4,900	181,888
Entergy Corp.	2,895	206,124
Exelon Corp.	9,600	400,896
FirstEnergy Corp. (a)	5,504	210,803
NextEra Energy, Inc.	6,154	341,362
Northeast Utilities	3,000	102,120
Pepco Holdings, Inc.	3,700	69,301
Pinnacle West Capital Corp.	1,900	80,237
PPL Corp.	8,100	205,983
Progress Energy, Inc.	4,500	205,695
Southern Co.	12,553	478,395
		3,098,055
Gas Utilities 0.1%
Nicor, Inc.	500	26,370
ONEOK, Inc.	2,400	154,968
		181,338
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	10,800	133,596
Constellation Energy Group, Inc.	2,700	83,889
NRG Energy, Inc.* (a)	5,300	105,947
		323,432
Multi-Utilities 1.0%
Ameren Corp.	3,200	89,472
CenterPoint Energy, Inc.	6,600	104,676
CMS Energy Corp.	2,300	44,298
Consolidated Edison, Inc.	4,400	219,912
Dominion Resources, Inc. (a)	9,100	415,233
DTE Energy Co.	2,700	127,116
Integrys Energy Group, Inc.	1,400	68,558
NiSource, Inc.	4,600	88,136
PG&E Corp.	5,600	257,936
Public Service Enterprise Group, Inc.	8,100	264,870
SCANA Corp.	1,700	68,816
Sempra Energy	3,400	180,982
TECO Energy, Inc.	1,900	34,409
Wisconsin Energy Corp.	1,400	82,880
Xcel Energy, Inc.	6,200	148,428
		2,195,722
Total Common Stocks (Cost $133,807,120)		183,216,846

Securities Lending Collateral 12.9%
Daily Assets Fund Institutional, 0.23% (b) (c) (Cost $27,048,625)	27,048,625	27,048,625

Cash Equivalents 6.2%
Central Cash Management Fund, 0.17% (b) (Cost $12,942,738)	12,942,738	12,942,738
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $173,798,483)+	106.7	223,208,209
Other Assets and Liabilities, Net	(6.7)	(13,982,055)
Net Assets	100.0	209,226,154

* Non-income producing security.

+ The cost for federal income tax purposes was $178,522,906. At February 28, 2011, net unrealized appreciation for all securities based on tax cost was $44,685,303. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,264,711 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,579,408.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2011 amounted to $26,648,663, which is 12.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At February 28, 2011, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	3/15/2011	720	76,097,416	425,103
10 Year US Treasury Note	USD	6/21/2011	73	8,690,422	40,492
S&P 500 E-Mini Index	USD	3/18/2011	255	16,907,775	696,288
S&P 500 Index	USD	3/17/2011	24	7,956,600	540,447
Total unrealized appreciation					1,702,330

At February 28, 2011, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Federal Republic of Germany Euro-Bund	EUR	3/8/2011	488	83,584,337	(721,780)

At February 28, 2011, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	25,863,588	CAD	25,539,000	3/22/2011	349,702	UBS AG
USD	36,022,456	AUD	36,245,000	3/22/2011	760,744	UBS AG
USD	8,427,129	NOK	49,033,000	3/22/2011	296,336	UBS AG
USD	27,446,650	SEK	178,095,000	3/22/2011	586,990	UBS AG
USD	22,000,131	JPY	1,845,866,000	3/22/2011	528,196	UBS AG
Total unrealized appreciation					2,521,968
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CHF	35,632,000	USD	36,693,922	3/22/2011	(1,605,955)	UBS AG
GBP	13,537,000	USD	21,665,427	3/22/2011	(324,535)	UBS AG
EUR	13,375,000	USD	18,013,450	3/22/2011	(430,077)	UBS AG
NZD	15,291,000	USD	11,459,381	3/22/2011	(24,751)	UBS AG
Total unrealized depreciation					(2,385,318)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP Great British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 183,216,846	$ —	$ —	$ 183,216,846
Short-Term Investments (d)	39,991,363	—	—	39,991,363
Derivatives (e)	1,702,330	2,521,968	—	4,224,298
Total	$ 224,910,539	$ 2,521,968	$ —	$ 227,432,507
Liabilities
Derivatives (e)	$ (721,780)	$ (2,385,318)	$ —	$ (3,107,098)
Total	$ (721,780)	$ (2,385,318)	$ —	$ (3,107,098)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended February 28, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts and open forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of February 28, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $133,807,120) — including $26,648,663 of securities loaned	$ 183,216,846
Investment in Daily Assets Fund Institutional (cost $27,048,625)*	27,048,625
Investment in Central Cash Management Fund (cost $12,942,738)	12,942,738
Total investments, at value (cost $173,798,483)	223,208,209
Cash	10,900
Foreign currency, at value (cost $9,019)	5,326
Deposit with brokers for open futures contracts	5,414,513
Cash held as collateral for open forward foreign currency exchange contracts	6,340,000
Receivable for variation margin on open futures contracts	980,550
Receivable for Fund shares sold	654,196
Interest receivable	3,103
Dividends receivable	380,528
Unrealized appreciation on forward foreign currency exchange contracts	2,521,968
Total assets	239,519,293
Liabilities
Payable upon return of securities loaned	27,048,625
Payable for investments purchased	411,560
Payable for Fund shares redeemed	389,084
Unrealized depreciation on forward foreign currency exchange contracts	2,385,318
Other accrued expenses and payables	58,552
Total liabilities	30,293,139
Net assets, at value	$ 209,226,154

* Represent collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2011 (continued)
Net Assets Consist of
Undistributed net investment income	2,451,305
Net unrealized appreciation (depreciation) on: Investments	49,409,726
Futures	980,550
Foreign currency	142,407
Accumulated net realized gain (loss)	(11,025,971)
Paid-in capital	167,268,137
Net assets, at value	$ 209,226,154
Net Asset Value
Class A Net Asset Value and redemption price per share ($70,560,445 ÷ 5,372,743 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.13
Maximum offering price per share (100 ÷ 94.25 of $13.13)	$ 13.93

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,929,828 ÷ 151,852 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.71

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,955,375 ÷ 860,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.74
Class R Net Asset Value, offering and redemption price per share ($11,340,684 ÷ 876,654 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.94
Class S Net Asset Value, offering and redemption price per share ($114,439,822 ÷ 8,774,488 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.04

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended February 28, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $5)	$ 2,933,846
Income distributions — Central Cash Management Fund	25,679
Interest	6,268
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	15,400
Total income	2,981,193
Expenses: Unitary fee	253,463
Distribution and service fees	288,889
Interest expense	41,621
Total expenses	583,973
Net investment income (loss)	2,397,220
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(207,807)
Futures	1,158,984
Foreign currency	(642,143)
309,034
Change in net unrealized appreciation (depreciation) on: Investments	30,473,141
Futures	1,221,010
Foreign currency	358,613
32,052,764
Net gain (loss)	32,361,798
Net increase (decrease) in net assets resulting from operations	$ 34,759,018

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended February 28,
	2011	2010
Operations: Net investment income (loss)	$ 2,397,220	$ 1,112,113
Net realized gain (loss)	309,034	6,498,045
Change in net unrealized appreciation (depreciation)	32,052,764	28,981,719
Net increase (decrease) in net assets resulting from operations	34,759,018	36,591,877
Distributions to shareholders from: Net investment income: Class A	(268,994)	(481,425)
Class B	(10,279)	(12,652)
Class C	(43,361)	(35,547)
Class R	(24,439)	(28,882)
Class S	(293,449)	(640,937)
Net realized gains: Class A	—	(653,607)
Class B	—	(45,892)
Class C	—	(134,270)
Class R	—	(50,455)
Class S	—	(737,188)
Total distributions	(640,522)	(2,820,855)
Fund share transactions: Proceeds from shares sold	112,477,178	53,950,816
Reinvestment of distributions	598,231	2,656,832
Payments for shares redeemed	(54,882,644)	(28,135,919)
Redemption fees	—	9,628
Net increase (decrease) in net assets from Fund share transactions	58,192,765	28,481,357
Increase (decrease) in net assets	92,311,261	62,252,379
Net assets at beginning of period	116,914,893	54,662,514
Net assets at end of period (including undistributed net investment income of $2,451,305 and $837,891, respectively)	$ 209,226,154	$ 116,914,893

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended February 28,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$ 11.04	$ 7.25	$ 12.27	$ 13.79	$ 12.80
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.11	.15	.10	.10[d]
Net realized and unrealized gain (loss)	1.97	3.95	(5.03)	(.33)	1.36
Total from investment operations	2.14	4.06	(4.88)	(.23)	1.46
Less distributions from: Net investment income	(.05)	(.11)	(.14)	(.09)	(.09)
Net realized gains	—	(.16)	—	(1.18)	(.38)
Tax return of capital	—	—	—	(.02)	—
Total distributions	(.05)	(.27)	(.14)	(1.29)	(.47)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.13	$ 11.04	$ 7.25	$ 12.27	$ 13.79
Total Return (%)[b]	19.49	56.03	(40.00)[c]	(2.46)[c]	11.39[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	47	20	32	34
Ratio of expenses before expense reductions (%)	.42	.81	1.36	1.29	1.35
Ratio of expenses after expense reductions (%)	.42	.81	1.17	1.27	1.32
Ratio of net investment income (loss) (%)	1.45	1.16	1.42	.75	.76[d]
Portfolio turnover rate (%)	1	5	75	51	81

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Amount is less than $.005.

Class B Years Ended February 28,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$ 10.75	$ 7.08	$ 12.00	$ 13.52	$ 12.60
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.05	.06	.01	.01[d]
Net realized and unrealized gain (loss)	1.93	3.82	(4.90)	(.33)	1.32
Total from investment operations	2.01	3.87	(4.84)	(.32)	1.33
Less distributions from: Net investment income	(.05)	(.04)	(.08)	(.00)*	(.03)
Net realized gains	—	(.16)	—	(1.18)	(.38)
Tax return of capital	—	—	—	(.02)	—
Total distributions	(.05)	(.20)	(.08)	(1.20)	(.41)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.71	$ 10.75	$ 7.08	$ 12.00	$ 13.52
Total Return (%)[b]	18.69	54.80	(40.45)[c]	(3.10)[c]	10.49[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	9	12
Ratio of expenses before expense reductions (%)	1.17	1.57	2.13	2.01	2.10
Ratio of expenses after expense reductions (%)	1.17	1.57	1.93	1.99	2.07
Ratio of net investment income (loss) (%)	.69	.41	.65	.02	.01[d]
Portfolio turnover rate (%)	1	5	75	51	81

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Amount is less than $.005.

Class C Years Ended February 28,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$ 10.78	$ 7.09	$ 12.03	$ 13.55	$ 12.63
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.04	.07	.01	.01[d]
Net realized and unrealized gain (loss)	1.93	3.85	(4.93)	(.32)	1.32
Total from investment operations	2.01	3.89	(4.86)	(.31)	1.33
Less distributions from: Net investment income	(.05)	(.04)	(.08)	(.01)	(.03)
Net realized gains	—	(.16)	—	(1.18)	(.38)
Tax return of capital	—	—	—	(.02)	—
Total distributions	(.05)	(.20)	(.08)	(1.21)	(.41)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.74	$ 10.78	$ 7.09	$ 12.03	$ 13.55
Total Return (%)[b]	18.75	54.84	(40.52)[c]	(3.06)	10.48[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	10	5	7	8
Ratio of expenses before expense reductions (%)	1.18	1.58	2.04	1.95	2.04
Ratio of expenses after expense reductions (%)	1.18	1.58	1.92	1.95	2.03
Ratio of net investment income (loss) (%)	.68	.40	.67	.06	.05[d]
Portfolio turnover rate (%)	1	5	75	51	81

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Amount is less than $.005.

Class R Years Ended February 28,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$ 10.91	$ 7.17	$ 12.13	$ 13.64	$ 12.69
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.09	.12	.07	.07[c]
Net realized and unrealized gain (loss)	1.95	3.90	(4.96)	(.34)	1.33
Total from investment operations	2.08	3.99	(4.84)	(.27)	1.40
Less distributions from: Net investment income	(.05)	(.09)	(.12)	(.04)	(.07)
Net realized gains	—	(.16)	—	(1.18)	(.38)
Tax return of capital	—	—	—	(.02)	—
Total distributions	(.05)	(.25)	(.12)	(1.24)	(.45)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.94	$ 10.91	$ 7.17	$ 12.13	$ 13.64
Total Return (%)	19.17	55.60	(40.10)[b]	(2.66)	10.93[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	4	1	2	1
Ratio of expenses before expense reductions (%)	.68	1.06	1.63	1.52	1.57
Ratio of expenses after expense reductions (%)	.68	1.06	1.42	1.52	1.57
Ratio of net investment income (loss) (%)	1.18	.91	1.16	.49	.51[c]
Portfolio turnover rate (%)	1	5	75	51	81

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Amount is less than $.005.

Class S Years Ended February 28,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$ 10.94	$ 7.18	$ 12.15	$ 13.69	$ 12.70
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.14	.18	.15	.14[c]
Net realized and unrealized gain (loss)	1.96	3.92	(4.99)	(.33)	1.35
Total from investment operations	2.15	4.06	(4.81)	(.18)	1.49
Less distributions from: Net investment income	(.05)	(.14)	(.16)	(.16)	(.12)
Net realized gains	—	(.16)	—	(1.18)	(.38)
Tax return of capital	—	—	—	(.02)	—
Total distributions	(.05)	(.30)	(.16)	(1.36)	(.50)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.04	$ 10.94	$ 7.18	$ 12.15	$ 13.69
Total Return (%)	19.76	56.45	(39.87)[b]	(2.15)[b]	11.66[b,c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	53	24	38	46
Ratio of expenses before expense reductions (%)	.18	.58	1.10	1.00	1.09
Ratio of expenses after expense reductions (%)	.18	.58	.94	.97	1.03
Ratio of net investment income (loss) (%)	1.68	1.40	1.65	1.04	1.05[c]
Portfolio turnover rate (%)	1	5	75	51	81

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS S&P 500 Plus Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund invests the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At February 28, 2011, the Fund had a net tax basis capital loss carryforward of approximately $5,024,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2018, the expiration date, whichever occurs first.

During the year ended February 28, 2011, the Fund utilized $1,733,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of February 28, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 28, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,586,141
Capital loss carryforwards	$ (5,024,000)
Net unrealized appreciation (depreciation) on investments	$ 44,685,303

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended February 28,
	2011	2010
Distributions from ordinary income*	$ 640,522	$ 2,820,855

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency. For the year ended February 28, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity, bond and currency markets.
Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of February 28, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended February 28, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $78,545,000 to $109,652,000 and the investment in future contracts sold had a total notional value generally indicative of a range from approximately $83,584,000 to $127,397,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended February 28, 2011, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of February 28, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended February 28, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $29,167,000 to $87,832,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from approximately $28,957,000 to $119,760,000.

The following tables summarize the value of the Fund's derivative instruments held as of February 28, 2011 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 2,521,968	$ —	$ 2,521,968
Equity Contracts (b)	—	1,236,735	1,236,735
Interest Rate Contracts (b)	—	465,595	465,595
	$ 2,521,968	$ 1,702,330	$ 4,224,298

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Invesment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (2,385,318)	$ —	$ (2,385,318)
Interest Rate Contracts (b)	—	(721,780)	(721,780)
	$ (2,385,318)	$ (721,780)	$ (3,107,098)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Invesment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended February 28, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (554,815)	$ —	$ (554,815)
Equity Contracts (b)	—	(508,574)	(508,574)
Interest Rate Contracts (b)	—	1,667,558	1,667,558
	$ (554,815)	$ 1,158,984	$ 604,169

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 352,469	$ —	$ 352,469
Equity Contracts (b)	—	1,760,733	1,760,733
Interest Rate Contracts (b)	—	(539,723)	(539,723)
	$ 352,469	$ 1,221,010	$ 1,573,479

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended February 28, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $49,646,150 and $969,022, respectively.

D. Related Parties

Unitary Fee. Under the Investment Management and Unitary Fee Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibilities to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group ("QS Group"), including members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

The Fund pays the Advisor an annual fee ("Unitary Fee") of 0.50% of the Fund's average daily net assets, computed and accrued daily, and payable monthly. The Unitary Fee covers the Advisor's investment management services as described above, as well as all other day-to-day expenses in the ordinary course of the Fund's business, except for distribution and service fees and expenses, portfolio transaction and other investment-related costs, interest expense, taxes and extraordinary expenses (as determined by the Fund's Board of Trustees).

The Unitary Fee equals an annual rate of 0.50% (the "Base Fee"), adjusted as described below, of the Fund's average daily net assets for the previous 365-day period ("Performance Period"). The Base Fee is adjusted to as high as 1.00% or as low as zero, depending on how the Fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 distribution and service fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the "Performance Benchmark") over the Performance Period. If the Fund's investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the Fund's investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the Fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%.

Because any adjustment to the Unitary Fee is based upon how Class S shares perform relative to a market-based benchmark, the Advisor could receive a positive performance adjustment even if the Fund has a negative return. The amount of the performance adjustment will also be affected by changes in the size of the Fund over the Performance Period.

For the year ended February 28, 2011, the Advisor received a Unitary Fee of $253,463, which was equivalent to an annual effective rate of 0.16% of the Fund's average daily net assets.

Distribution and Services Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 28, 2011, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2011
Class B	$ 16,006	$ 1,265
Class C	72,468	6,296
Class R	18,105	2,289
	$ 106,579	$ 9,850

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 28, 2011, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2011	Annual Effective Rate
Class A	$ 135,489	$ 35,579.23%
Class B	4,969	1,322.23%
Class C	23,752	5,606.25%
Class R	18,100	6,020.25%
	$ 182,310	$ 48,527

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 28, 2011 aggregated $26,411.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 28, 2011, the CDSC for Class B and C shares aggregated $6,446 and $4,080, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended February 28, 2011, DIDI received $1,436 for Class A shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson. Under the Investment Management and Unitary Fee Agreement, the Advisor has agreed to reimburse the Fund for these expenses.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,108,257	$ 35,379,224	2,474,456	$ 24,022,084
Class B	9,047	107,831	47,330	458,560
Class C	236,356	2,704,500	377,378	3,568,642
Class R	694,877	7,540,846	328,956	3,229,084
Class S	6,069,680	66,744,777	2,471,467	22,672,446
		$ 112,477,178		$ 53,950,816
Shares issued to shareholders in reinvestment of distributions
Class A	22,943	$ 246,866	95,667	$ 1,050,417
Class B	872	9,115	4,912	52,605
Class C	3,724	39,030	14,462	155,318
Class R	2,271	24,120	7,312	79,338
Class S	26,157	279,100	121,249	1,319,154
		$ 598,231		$ 2,656,832
Shares redeemed
Class A	(2,022,338)	$ (22,864,959)	(1,131,490)	$ (11,049,644)
Class B	(129,423)	(1,443,052)	(256,804)	(2,434,131)
Class C	(273,037)	(3,087,047)	(252,952)	(2,524,052)
Class R	(204,671)	(2,334,878)	(112,133)	(1,085,701)
Class S	(2,177,448)	(25,152,708)	(1,120,806)	(11,042,391)
		$ (54,882,644)		$ (28,135,919)
Redemption fees		$ —		$ 9,628
Net increase (decrease)
Class A	1,108,862	$ 12,761,131	1,438,633	$ 14,022,860
Class B	(119,504)	(1,326,106)	(204,562)	(1,922,966)
Class C	(32,957)	(343,517)	138,888	1,199,909
Class R	492,477	5,230,088	224,135	2,222,743
Class S	3,918,389	41,871,169	1,471,910	12,958,811
		$ 58,192,765		$ 28,481,357

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS S&P 500 Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS S&P 500 Plus Fund (the "Fund") at February 28, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 15, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended February 28, 2011, qualified for the dividend received deduction.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management and unitary fee agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's unitary fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds. The Board determined that, because DWS is obligated to provide a broader range of services and to bear additional categories of expenses in return for the unitary fee than would be the case under a typical management contract, it was most appropriate to examine and compare the Fund's total expense ratio. With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund.

The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses") (1st quartile being the most favorable and 4th quartile being the least favorable). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's unitary fee rate as compared to management fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees. Specifically with respect to the Fund, the Board noted that DWS provides a broader range of services and bears additional categories of expenses under the Agreement than is the case under its management contracts with most other DWS Funds.

On the basis of the information provided, the Board concluded that the unitary fee was reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its unitary fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current unitary fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that the unitary fee was reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of February 28, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company[2] (medical technology company); Lead Director, Belo Corporation[2] (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care[2] (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[7] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[7] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[8] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[7] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[7] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[7] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[8] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[8] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and S
For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	OUTDX	OUTBX	OUTCX	SSFFX
CUSIP Number	23338K 100	23338K 209	23338K 308	23338K 506
Fund Number	410	610	710	2310
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514

Notes

  AUGUST 31, 2011

Semiannual Report to Shareholders

DWS S&P 500 Plus Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Investment Portfolio

26 Statement of Assets and Liabilities

28 Statement of Operations

29 Statement of Changes in Net Assets

30 Financial Highlights

35 Notes to Financial Statements

45 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Account Management Resources

51 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2011

Average Annual Total Returns as of 8/31/11
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-10.50%	17.16%	0.40%	1.13%	2.42%
Class B	-10.85%	16.33%	-0.33%	0.40%	1.65%
Class C	-10.91%	16.17%	-0.36%	0.38%	1.66%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-15.64%	10.43%	-1.57%	-0.06%	1.81%
Class B (max 4.00% CDSC)	-14.40%	13.33%	-0.97%	0.22%	1.65%
Class C (max 1.00% CDSC)	-11.80%	16.17%	-0.36%	0.38%	1.66%
No Sales Charges
Class R	-10.67%	16.76%	0.12%	0.86%	2.17%
Class S	-10.44%	17.26%	0.60%	1.38%	2.67%
S&P 500® Index+	-7.23%	18.50%	0.54%	0.78%	2.70%

‡ Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 6/30/11 (most recent calendar quarter end)
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	27.06%	3.48%	3.43%	2.61%
Class B	26.21%	2.71%	2.66%	1.85%
Class C	26.15%	2.67%	2.67%	1.84%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	19.76%	1.46%	2.21%	2.01%
Class B (max 4.00% CDSC)	23.21%	2.07%	2.49%	1.85%
Class C (max 1.00% CDSC)	26.15%	2.67%	2.67%	1.84%
No Sales Charges
Class R	26.76%	3.19%	3.16%	2.36%
Class S	27.28%	3.70%	3.69%	2.86%
S&P 500® Index+	30.69%	3.34%	2.94%	2.72%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated July 1, 2011 are 0.42%, 1.17%, 1.18%, 0.68% and 0.18% for Class A, Class B, Class C, Class R and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS S&P 500 Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS S&P 500 Plus Fund — Class A [] S&P 500 Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S
Net Asset Value: 8/31/11	$ 11.60	$ 11.27	$ 11.29	$ 11.44	$ 11.50
2/28/11	$ 13.13	$ 12.71	$ 12.74	$ 12.94	$ 13.04
Distribution Information: Six Months as of 8/31/11: Income Dividends	$ .16	$ .06	$ .06	$ .13	$ .19
Lipper Rankings — Large Cap Core Funds Category as of 8/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	425	of	1,101	39
3-Year	341	of	982	35
5-Year	272	of	843	33
10-Year	222	of	507	44
Class B 1-Year	518	of	1,101	48
3-Year	510	of	982	52
5-Year	405	of	843	48
10-Year	340	of	507	67
Class C 1-Year	542	of	1,101	50
3-Year	524	of	982	54
5-Year	406	of	843	49
10-Year	339	of	507	67
Class R 1-Year	472	of	1,101	43
3-Year	387	of	982	40
5-Year	322	of	843	39
Class S 1-Year	416	of	1,101	38
3-Year	299	of	982	31
5-Year	237	of	843	29
10-Year	187	of	507	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2011 to August 31, 2011).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/11	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/11	$ 895.00	$ 891.50	$ 890.90	$ 893.30	$ 895.60
Expenses Paid per $1,000*	$ 1.24	$ 4.80	$ 4.85	$ 2.47	$ .10
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/11	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/11	$ 1,023.83	$ 1,020.06	$ 1,020.01	$ 1,022.52	$ 1,025.04
Expenses Paid per $1,000*	$ 1.32	$ 5.13	$ 5.18	$ 2.64	$ .10

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS S&P 500 Plus Fund	.26%	1.01%	1.02%	.52%	.02%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/11	2/28/11

Common Stocks	97%	93%
Cash Equivalents	3%	7%
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/11	2/28/11

Information Technology	19%	19%
Financials	14%	16%
Energy	12%	13%
Health Care	12%	11%
Consumer Staples	11%	10%
Consumer Discretionary	11%	11%
Industrials	10%	11%
Utilities	4%	3%
Materials	4%	3%
Telecommunication Services	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings August 31, 2011 (18.1% of Net Assets)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	3.0%
2. Apple, Inc. Manufacturer of personal computers and communication solutions	3.0%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.8%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.7%
5. Microsoft Corp. Developer of computer software	1.6%
6. Johnson & Johnson Provider of health care products	1.5%
7. Procter & Gamble Co. Manufacturer of diversified consumer products	1.4%
8. General Electric Co. Diversified technology, media and financial services company	1.4%
9. AT&T, Inc. An integrated telecommunications company	1.4%
10. Coca-Cola Co. Bottler and distributor of soft drinks	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of August 31, 2011 (Unaudited)

	Shares	Value ($)

Common Stocks 93.7%
Consumer Discretionary 10.2%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	3,100	38,626
Johnson Controls, Inc.	10,800	344,304
		382,930
Automobiles 0.4%
Ford Motor Co.*	54,950	611,044
Harley-Davidson, Inc. (a)	3,800	146,908
		757,952
Distributors 0.1%
Genuine Parts Co. (a)	2,300	126,546
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	2,400	112,380
DeVry, Inc.	600	26,508
H&R Block, Inc.	3,704	56,004
		194,892
Hotels Restaurants & Leisure 1.9%
Carnival Corp. (Units)	6,900	227,907
Chipotle Mexican Grill, Inc.* (a)	500	156,685
Darden Restaurants, Inc.	1,700	81,770
International Game Technology	3,400	51,884
Marriott International, Inc. "A"	3,930	115,070
McDonald's Corp. (a)	15,708	1,420,946
Starbucks Corp.	12,400	478,888
Starwood Hotels & Resorts Worldwide, Inc.	3,100	138,136
Wyndham Worldwide Corp.	2,900	94,192
Wynn Resorts Ltd.	1,100	170,192
Yum! Brands, Inc. (a)	7,700	418,649
		3,354,319
Household Durables 0.3%
D.R. Horton, Inc.	5,600	58,912
Fortune Brands, Inc.	2,400	137,088
Harman International Industries, Inc.	1,000	36,190
Leggett & Platt, Inc.	1,900	42,161
Lennar Corp. "A"	1,200	17,640
Newell Rubbermaid, Inc.	5,800	80,272
Pulte Group, Inc.* (a)	6,877	33,010
Whirlpool Corp.	1,100	68,959
		474,232
Internet & Catalog Retail 1.0%
Amazon.com, Inc.* (a)	5,400	1,162,566
Expedia, Inc.	3,100	93,961
Netflix, Inc.* (a)	700	164,507
Priceline.com, Inc.*	700	376,082
		1,797,116
Leisure Equipment & Products 0.1%
Hasbro, Inc.	2,300	89,102
Mattel, Inc.	5,800	155,846
		244,948
Media 3.0%
Cablevision Systems Corp. (New York Group) "A"	2,000	36,120
CBS Corp. "B"	9,600	240,480
Comcast Corp. "A"	43,200	929,232
DIRECTV "A"*	12,500	549,625
Discovery Communications, Inc. "A"*	4,500	190,260
Gannett Co., Inc.	2,217	25,606
Interpublic Group of Companies, Inc.	6,300	54,369
McGraw-Hill Companies, Inc. (a)	4,500	189,495
News Corp. "A"	35,500	613,085
Omnicom Group, Inc.	4,200	170,310
Scripps Networks Interactive "A"	1,700	72,845
Time Warner Cable, Inc. (a)	5,376	352,128
Time Warner, Inc.	17,366	549,808
Viacom, Inc. "B"	9,100	438,984
Walt Disney Co.	28,900	984,334
Washington Post Co. "B"	100	35,576
		5,432,257
Multiline Retail 0.8%
Big Lots, Inc.*	800	27,120
Family Dollar Stores, Inc.	2,000	106,780
JC Penney Co., Inc. (a)	4,200	111,846
Kohl's Corp.	5,300	245,602
Macy's, Inc.	6,200	160,890
Nordstrom, Inc.	2,000	90,920
Sears Holdings Corp.* (a)	500	29,945
Target Corp.	11,300	583,871
		1,356,974
Specialty Retail 1.8%
Abercrombie & Fitch Co. "A"	1,000	63,610
AutoNation, Inc.*	600	24,228
AutoZone, Inc.*	500	153,500
Bed Bath & Beyond, Inc.*	3,800	216,068
Best Buy Co., Inc. (a)	4,800	122,832
CarMax, Inc.*	3,600	101,196
GameStop Corp. "A"*	3,100	74,183
Home Depot, Inc. (a)	25,100	837,838
Limited Brands, Inc.	3,500	132,090
Lowe's Companies, Inc.	20,800	414,544
O'Reilly Automotive, Inc.*	2,000	129,760
Ross Stores, Inc.	1,400	107,135
Staples, Inc.	10,100	148,874
The Gap, Inc.	6,100	100,772
Tiffany & Co.	1,600	115,136
TJX Companies, Inc.	6,100	333,182
Urban Outfitters, Inc.*	3,000	78,525
		3,153,473
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	4,100	230,502
NIKE, Inc. "B"	5,618	486,800
Ralph Lauren Corp.	1,100	150,821
VF Corp. (a)	1,100	128,766
		996,889
Consumer Staples 10.5%
Beverages 2.4%
Brown-Forman Corp. "B" (a)	1,500	107,625
Coca-Cola Co. (a)	33,139	2,334,642
Coca-Cola Enterprises, Inc.	5,100	140,862
Constellation Brands, Inc. "A"*	2,700	53,379
Dr. Pepper Snapple Group, Inc. (a)	3,400	130,832
Molson Coors Brewing Co. "B"	2,500	109,375
PepsiCo, Inc. (a)	23,727	1,528,731
		4,405,446
Food & Staples Retailing 2.3%
Costco Wholesale Corp.	7,000	549,780
CVS Caremark Corp.	21,400	768,474
Kroger Co. (a)	10,600	249,736
Safeway, Inc. (a)	5,544	101,622
SUPERVALU, Inc.	1,900	15,143
Sysco Corp.	9,300	259,749
Wal-Mart Stores, Inc. (a)	28,388	1,510,525
Walgreen Co.	14,400	507,024
Whole Foods Market, Inc.	1,800	118,854
		4,080,907
Food Products 1.8%
Archer-Daniels-Midland Co.	9,900	281,952
Campbell Soup Co.	2,400	76,488
ConAgra Foods, Inc.	6,200	151,404
Dean Foods Co.*	2,400	20,736
General Mills, Inc.	9,668	366,514
H.J. Heinz Co.	4,900	257,936
Hormel Foods Corp.	2,800	77,308
Kellogg Co.	4,000	217,280
Kraft Foods, Inc. "A"	26,319	921,691
McCormick & Co., Inc.	2,000	95,580
Mead Johnson Nutrition Co.	2,800	199,500
Sara Lee Corp.	11,400	205,656
The Hershey Co.	2,000	117,300
The JM Smucker Co.	1,900	136,971
Tyson Foods, Inc. "A"	5,300	92,591
		3,218,907
Household Products 2.1%
Clorox Co.	2,200	153,340
Colgate-Palmolive Co. (a)	7,400	665,778
Kimberly-Clark Corp. (a)	4,406	304,719
Procter & Gamble Co.	40,987	2,610,052
		3,733,889
Personal Products 0.2%
Avon Products, Inc.	6,000	135,360
Estee Lauder Companies, Inc. "A"	1,700	166,022
		301,382
Tobacco 1.7%
Altria Group, Inc.	31,803	864,724
Lorillard, Inc.	2,200	245,124
Philip Morris International, Inc.	26,303	1,823,324
Reynolds American, Inc.	5,200	195,364
		3,128,536
Energy 11.5%
Energy Equipment & Services 2.1%
Baker Hughes, Inc.	6,521	398,498
Cameron International Corp.*	3,600	187,056
Diamond Offshore Drilling, Inc.	1,200	76,476
FMC Technologies, Inc.* (a)	3,200	142,272
Halliburton Co.	14,200	630,054
Helmerich & Payne, Inc.	1,900	108,338
Nabors Industries Ltd.*	3,300	60,852
National Oilwell Varco, Inc.	6,700	443,004
Noble Corp.*	4,000	135,040
Rowan Companies, Inc.*	1,000	36,070
Schlumberger Ltd.	20,139	1,573,259
		3,790,919
Oil, Gas & Consumable Fuels 9.4%
Alpha Natural Resources, Inc.*	1,127	37,270
Anadarko Petroleum Corp.	7,382	544,423
Apache Corp.	5,786	596,363
Cabot Oil & Gas Corp.	1,100	83,446
Chesapeake Energy Corp. (a)	10,689	346,217
Chevron Corp.	30,400	3,006,863
ConocoPhillips	21,777	1,482,360
CONSOL Energy, Inc.	3,200	146,112
Denbury Resources, Inc.*	8,100	129,195
Devon Energy Corp.	6,392	433,569
El Paso Corp.	10,000	191,400
EOG Resources, Inc.	4,300	398,137
EQT Corp.	2,100	125,622
Exxon Mobil Corp.	72,839	5,393,000
Hess Corp.	5,300	314,502
Marathon Oil Corp.	11,208	301,719
Marathon Petroleum Corp.	5,604	207,684
Murphy Oil Corp.	2,800	150,024
Newfield Exploration Co.*	1,700	86,785
Noble Energy, Inc.	2,800	247,408
Occidental Petroleum Corp.	12,500	1,084,250
Peabody Energy Corp.	4,100	200,080
Pioneer Natural Resources Co. (a)	1,900	148,523
QEP Resources, Inc.	2,100	73,941
Range Resources Corp. (a)	2,700	174,852
Southwestern Energy Co.*	5,700	216,315
Spectra Energy Corp.	9,300	241,521
Sunoco, Inc.	2,000	76,280
Tesoro Corp.*	900	21,654
Valero Energy Corp.	8,800	199,936
Williams Companies, Inc.	8,700	234,813
		16,894,264
Financials 13.3%
Capital Markets 1.9%
Ameriprise Financial, Inc.	3,816	174,391
Bank of New York Mellon Corp.	17,952	371,068
BlackRock, Inc. (a)	1,500	247,125
Charles Schwab Corp. (a)	16,700	205,911
E*TRADE Financial Corp.*	2,150	26,574
Federated Investors, Inc. "B"	900	15,939
Franklin Resources, Inc.	2,200	263,824
Invesco Ltd.	6,600	120,780
Janus Capital Group, Inc.	1,100	8,030
Legg Mason, Inc.	2,500	71,175
Morgan Stanley	21,816	381,780
Northern Trust Corp.	3,800	146,034
State Street Corp.	8,100	287,712
T. Rowe Price Group, Inc. (a)	3,100	165,788
The Goldman Sachs Group, Inc.	7,870	914,651
		3,400,782
Commercial Banks 2.4%
BB&T Corp. (a)	10,500	234,045
Comerica, Inc.	3,000	76,770
Fifth Third Bancorp.	10,900	115,758
First Horizon National Corp.	3,193	22,479
Huntington Bancshares, Inc.	10,900	54,827
KeyCorp	12,600	83,664
M&T Bank Corp.	2,700	205,389
PNC Financial Services Group, Inc.	7,646	383,370
Regions Financial Corp.	19,500	88,530
SunTrust Banks, Inc.	8,400	167,160
US Bancorp. (a)	29,400	682,374
Wells Fargo & Co.	79,365	2,071,427
Zions Bancorp.	2,400	41,856
		4,227,649
Consumer Finance 0.8%
American Express Co. (a)	15,700	780,447
Capital One Financial Corp.	7,200	331,560
Discover Financial Services	7,701	193,757
SLM Corp. (a)	7,900	108,467
		1,414,231
Diversified Financial Services 3.1%
Bank of America Corp.	152,826	1,248,588
Citigroup, Inc.	43,535	1,351,762
CME Group, Inc. "A"	1,100	293,832
IntercontinentalExchange, Inc.* (a)	1,000	117,950
JPMorgan Chase & Co.	59,744	2,243,985
Leucadia National Corp.	3,800	112,594
Moody's Corp.	3,100	95,573
NYSE Euronext	3,700	100,936
The NASDAQ OMX Group, Inc.*	2,900	68,701
		5,633,921
Insurance 3.4%
ACE Ltd.	4,900	316,442
Aflac, Inc.	7,400	279,128
Allstate Corp.	8,697	228,122
American International Group, Inc.* (a)	6,996	177,209
Aon Corp. (a)	5,300	247,669
Assurant, Inc.	1,700	59,789
Berkshire Hathaway, Inc. "B"*	24,676	1,801,348
Chubb Corp. (a)	4,700	290,883
Cincinnati Financial Corp.	2,420	67,566
Genworth Financial, Inc. "A"*	7,000	48,370
Hartford Financial Services Group, Inc.	6,100	116,754
Lincoln National Corp.	5,000	103,750
Loews Corp.	4,700	176,814
Marsh & McLennan Companies, Inc.	8,900	264,508
MetLife, Inc. (a)	16,719	561,758
Principal Financial Group, Inc. (a)	5,068	128,525
Progressive Corp.	10,800	207,144
Prudential Financial, Inc.	6,907	346,801
The Travelers Companies, Inc. (a)	6,500	327,990
Torchmark Corp.	1,800	68,778
Unum Group	4,100	96,514
XL Group PLC	5,400	112,374
		6,028,236
Real Estate Investment Trusts 1.6%
Apartment Investment & Management Co. "A" (REIT)	1,170	31,087
AvalonBay Communities, Inc. (REIT) (a)	1,315	179,340
Boston Properties, Inc. (REIT)	1,900	198,151
Equity Residential (REIT)	5,900	360,962
HCP, Inc. (REIT)	7,300	272,144
Health Care REIT, Inc. (REIT) (a)	2,300	117,208
Host Hotels & Resorts, Inc. (REIT)	9,424	111,486
Kimco Realty Corp. (REIT)	4,800	84,960
Plum Creek Timber Co., Inc. (REIT) (a)	3,000	113,910
ProLogis, Inc. (REIT)	4,910	133,699
Public Storage (REIT)	2,200	272,206
Simon Property Group, Inc. (REIT)	5,387	632,972
Ventas, Inc. (REIT)	2,000	106,960
Vornado Realty Trust (REIT)	2,238	192,267
Weyerhaeuser Co. (REIT)	7,573	136,541
		2,943,893
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc. "A"*	5,700	86,412
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	6,800	42,228
People's United Financial, Inc.	4,300	50,525
		92,753
Health Care 11.2%
Biotechnology 1.2%
Amgen, Inc. (a)	14,500	803,373
Biogen Idec, Inc.*	3,600	339,120
Celgene Corp.*	6,700	398,449
Cephalon, Inc.*	1,300	104,832
Gilead Sciences, Inc.*	12,800	510,528
		2,156,302
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	8,707	487,418
Becton, Dickinson & Co.	3,600	292,968
Boston Scientific Corp.* (a)	23,800	161,364
C.R. Bard, Inc.	1,300	123,838
CareFusion Corp.*	3,150	80,671
Covidien PLC	8,000	417,440
DENTSPLY International, Inc. (a)	2,900	102,080
Edwards Lifesciences Corp.*	1,800	135,810
Intuitive Surgical, Inc.* (a)	600	228,810
Medtronic, Inc.	16,600	582,162
St. Jude Medical, Inc.	5,400	245,916
Stryker Corp.	5,100	249,084
Varian Medical Systems, Inc.*	1,700	96,832
Zimmer Holdings, Inc.*	2,700	153,603
		3,357,996
Health Care Providers & Services 2.1%
Aetna, Inc.	5,900	236,177
AmerisourceBergen Corp. (a)	3,900	154,362
Cardinal Health, Inc.	5,000	212,500
CIGNA Corp.	3,800	177,612
Coventry Health Care, Inc.*	2,900	95,352
DaVita, Inc.*	1,700	125,086
Express Scripts, Inc.* (a)	8,000	375,520
Humana, Inc.	2,400	186,336
Laboratory Corp. of America Holdings*	1,272	106,250
McKesson Corp.	4,100	327,713
Medco Health Solutions, Inc.*	6,700	362,738
Patterson Companies, Inc.	1,300	37,986
Quest Diagnostics, Inc.	2,100	105,147
Tenet Healthcare Corp.*	11,000	58,080
UnitedHealth Group, Inc.	16,424	780,469
WellPoint, Inc.	5,800	367,140
		3,708,468
Health Care Technology 0.1%
Cerner Corp.* (a)	2,000	131,920
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.*	4,800	176,976
Life Technologies Corp.*	2,862	120,204
PerkinElmer, Inc.	1,700	38,879
Thermo Fisher Scientific, Inc.*	6,200	340,566
Waters Corp.* (a)	1,500	119,805
		796,430
Pharmaceuticals 5.5%
Abbott Laboratories	22,904	1,202,689
Allergan, Inc.	4,600	376,326
Bristol-Myers Squibb Co.	26,024	774,214
Eli Lilly & Co.	15,600	585,156
Forest Laboratories, Inc.*	4,800	164,352
Hospira, Inc.*	2,800	129,360
Johnson & Johnson (a)	39,808	2,619,366
Merck & Co., Inc.	46,207	1,530,376
Mylan, Inc.*	9,000	186,840
Pfizer, Inc.	115,590	2,193,898
Watson Pharmaceuticals, Inc.*	1,700	114,104
		9,876,681
Industrials 9.9%
Aerospace & Defense 2.5%
Boeing Co.	11,307	755,986
General Dynamics Corp.	5,731	367,242
Goodrich Corp.	1,700	151,606
Honeywell International, Inc.	12,100	578,501
ITT Corp.	3,000	142,020
L-3 Communications Holdings, Inc.	1,600	108,512
Lockheed Martin Corp. (a)	4,430	328,662
Northrop Grumman Corp. (a)	4,700	256,714
Precision Castparts Corp. (a)	2,300	376,855
Raytheon Co.	3,092	133,667
Rockwell Collins, Inc.	2,100	105,966
Textron, Inc.	4,200	70,854
United Technologies Corp.	13,904	1,032,372
		4,408,957
Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	2,400	169,200
Expeditors International of Washington, Inc.	3,100	141,050
FedEx Corp.	4,600	362,112
United Parcel Service, Inc. "B"	15,313	1,031,943
		1,704,305
Airlines 0.1%
Southwest Airlines Co.	11,700	100,854
Building Products 0.0%
Masco Corp.	4,700	41,689
Commercial Services & Supplies 0.5%
Avery Dennison Corp.	2,400	69,864
Cintas	2,400	76,752
Iron Mountain, Inc. (a)	3,600	117,144
Pitney Bowes, Inc.	3,300	67,023
R.R. Donnelley & Sons Co.	2,400	36,600
Republic Services, Inc. (a)	4,600	139,656
Stericycle, Inc.*	1,400	122,794
Waste Management, Inc. (a)	7,300	241,192
		871,025
Construction & Engineering 0.2%
Fluor Corp.	2,700	163,944
Jacobs Engineering Group, Inc.*	1,600	59,584
Quanta Services, Inc.*	3,400	65,246
		288,774
Electrical Equipment 0.4%
Emerson Electric Co.	11,600	539,980
Rockwell Automation, Inc.	2,100	134,673
Roper Industries, Inc.	1,100	84,645
		759,298
Industrial Conglomerates 2.3%
3M Co.	10,799	896,101
Danaher Corp. (a)	7,758	355,394
General Electric Co.	156,013	2,544,572
Tyco International Ltd.	7,600	316,008
		4,112,075
Machinery 2.0%
Caterpillar, Inc. (a)	10,100	919,100
Cummins, Inc.	3,220	299,203
Deere & Co. (a)	6,600	533,412
Dover Corp.	2,800	161,056
Eaton Corp.	5,600	240,520
Flowserve Corp.	700	66,038
Illinois Tool Works, Inc. (a)	7,500	349,050
Ingersoll-Rand PLC (a)	5,100	170,901
Joy Global, Inc.	1,600	133,520
PACCAR, Inc.	5,600	210,728
Pall Corp. (a)	2,900	148,277
Parker Hannifin Corp.	2,400	176,232
Snap-on, Inc.	600	31,746
Stanley Black & Decker, Inc. (a)	2,592	160,652
		3,600,435
Professional Services 0.1%
Dun & Bradstreet Corp.	500	33,445
Equifax, Inc.	1,400	45,262
Robert Half International, Inc.	2,100	50,232
		128,939
Road & Rail 0.8%
CSX Corp. (a)	17,700	388,338
Norfolk Southern Corp.	5,500	372,240
Union Pacific Corp.	7,542	695,146
		1,455,724
Trading Companies & Distributors 0.1%
Fastenal Co. (a)	3,800	127,224
W.W. Grainger, Inc. (a)	900	138,690
		265,914
Information Technology 17.5%
Communications Equipment 1.9%
Cisco Systems, Inc.	86,552	1,357,135
F5 Networks, Inc.*	1,200	97,944
Harris Corp.	1,900	76,665
JDS Uniphase Corp.*	4,500	58,365
Juniper Networks, Inc.*	8,300	173,719
Motorola Mobility Holdings, Inc.*	4,725	178,227
Motorola Solutions, Inc.*	5,400	227,286
QUALCOMM, Inc.	24,328	1,251,919
Tellabs, Inc.	6,500	26,520
		3,447,780
Computers & Peripherals 4.3%
Apple, Inc.*	13,838	5,325,277
Dell, Inc.* (a)	26,600	395,409
EMC Corp.* (a)	32,200	727,398
Hewlett-Packard Co.	29,896	778,193
Lexmark International, Inc. "A"*	1,600	51,136
NetApp, Inc.* (a)	5,400	203,148
SanDisk Corp.*	3,200	117,280
Western Digital Corp.*	4,000	117,960
		7,715,801
Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp. "A" (a)	2,400	112,752
Corning, Inc.	22,900	344,187
FLIR Systems, Inc.	2,700	69,849
Jabil Circuit, Inc.	1,800	30,330
Molex, Inc. (a)	1,900	41,515
		598,633
Internet Software & Services 1.7%
Akamai Technologies, Inc.*	2,700	59,238
eBay, Inc.*	18,100	558,747
Google, Inc. "A"*	3,749	2,028,059
Monster Worldwide, Inc.*	800	7,552
VeriSign, Inc.	2,400	74,760
Yahoo!, Inc.* (a)	19,700	268,019
		2,996,375
IT Services 3.6%
Accenture PLC "A"	10,200	546,618
Automatic Data Processing, Inc.	8,000	400,240
Cognizant Technology Solutions Corp. "A"*	4,600	291,870
Computer Sciences Corp.	2,600	79,716
Fidelity National Information Services, Inc.	4,000	112,720
Fiserv, Inc.*	2,200	122,826
International Business Machines Corp.	18,413	3,165,379
MasterCard, Inc. "A"	1,500	494,565
Paychex, Inc.	4,400	118,712
SAIC, Inc.*	3,500	52,500
Teradata Corp.*	2,400	125,664
Total System Services, Inc.	1,693	30,728
Visa, Inc. "A" (a)	7,600	667,888
Western Union Co.	9,200	151,984
		6,361,410
Office Electronics 0.1%
Xerox Corp.	20,748	172,208
Semiconductors & Semiconductor Equipment 2.1%
Advanced Micro Devices, Inc.*	6,700	45,761
Altera Corp.	4,100	149,199
Analog Devices, Inc.	5,800	191,516
Applied Materials, Inc.	18,200	206,024
Broadcom Corp. "A"*	6,900	245,985
First Solar, Inc.* (a)	800	79,984
Intel Corp.	79,594	1,602,227
KLA-Tencor Corp.	2,800	102,704
Linear Technology Corp.	3,200	91,616
LSI Corp.*	5,500	37,455
MEMC Electronic Materials, Inc.*	5,000	34,900
Microchip Technology, Inc. (a)	2,700	88,614
Micron Technology, Inc.*	15,200	89,832
National Semiconductor Corp.	4,100	102,090
Novellus Systems, Inc.*	1,700	47,549
NVIDIA Corp.*	8,400	111,804
Teradyne, Inc.*	1,800	21,780
Texas Instruments, Inc.	17,300	453,433
Xilinx, Inc. (a)	3,800	118,332
		3,820,805
Software 3.5%
Adobe Systems, Inc.*	7,200	181,728
Autodesk, Inc.*	2,900	81,780
BMC Software, Inc.*	2,600	105,586
CA, Inc.	6,200	130,138
Citrix Systems, Inc.*	2,600	157,118
Compuware Corp.*	2,400	20,304
Electronic Arts, Inc.*	5,200	117,416
Intuit, Inc.*	4,200	207,186
Microsoft Corp.	109,570	2,914,562
Oracle Corp.	60,599	1,701,014
Red Hat, Inc.*	2,900	114,666
Salesforce.com, Inc.* (a)	1,800	231,750
Symantec Corp.*	11,100	190,365
		6,153,613
Materials 3.4%
Chemicals 2.0%
Air Products & Chemicals, Inc.	3,200	261,984
Airgas, Inc.	1,200	77,856
CF Industries Holdings, Inc.	1,000	182,820
Dow Chemical Co.	19,700	560,465
E.I. du Pont de Nemours & Co. (a)	14,087	679,980
Eastman Chemical Co.	1,200	99,276
Ecolab, Inc. (a)	4,000	214,400
FMC Corp.	900	68,337
International Flavors & Fragrances, Inc.	900	52,218
Monsanto Co.	7,900	544,547
PPG Industries, Inc.	2,500	191,475
Praxair, Inc.	4,500	443,205
Sigma-Aldrich Corp. (a)	2,200	141,658
The Sherwin-Williams Co.	1,300	98,462
		3,616,683
Construction Materials 0.0%
Vulcan Materials Co. (a)	2,000	70,060
Containers & Packaging 0.2%
Ball Corp. (a)	3,000	107,760
Bemis Co., Inc.	2,300	71,438
Owens-Illinois, Inc.*	2,100	39,774
Sealed Air Corp.	1,800	33,156
		252,128
Metals & Mining 1.0%
AK Steel Holding Corp.	800	7,192
Alcoa, Inc. (a)	14,800	189,588
Allegheny Technologies, Inc.	1,100	55,132
Cliffs Natural Resources, Inc.	2,400	198,840
Freeport-McMoRan Copper & Gold, Inc.	14,332	675,611
Newmont Mining Corp.	7,500	469,650
Nucor Corp.	4,500	162,360
Titanium Metals Corp.	700	11,221
United States Steel Corp. (a)	2,363	71,173
		1,840,767
Paper & Forest Products 0.2%
International Paper Co. (a)	6,300	171,045
MeadWestvaco Corp.	3,500	96,320
		267,365
Telecommunication Services 2.8%
Diversified Telecommunication Services 2.5%
AT&T, Inc.	87,396	2,489,038
CenturyLink, Inc.	9,039	326,760
Frontier Communications Corp. (a)	15,875	118,904
Verizon Communications, Inc.	42,458	1,535,706
Windstream Corp.	8,100	102,870
		4,573,278
Wireless Telecommunication Services 0.3%
American Tower Corp. "A"*	6,400	344,704
MetroPCS Communications, Inc.*	2,500	27,900
Sprint Nextel Corp.* (a)	41,200	154,912
		527,516
Utilities 3.4%
Electric Utilities 1.8%
American Electric Power Co., Inc.	7,592	293,279
Duke Energy Corp. (a)	17,500	330,925
Edison International	4,900	182,231
Entergy Corp.	2,895	188,783
Exelon Corp.	9,600	413,952
FirstEnergy Corp. (a)	5,504	243,552
NextEra Energy, Inc.	6,154	349,055
Northeast Utilities	3,000	104,100
Pepco Holdings, Inc.	3,700	72,076
Pinnacle West Capital Corp.	1,900	84,056
PPL Corp. (a)	8,100	233,928
Progress Energy, Inc.	4,500	219,600
Southern Co. (a)	13,653	564,688
		3,280,225
Gas Utilities 0.1%
Nicor, Inc.	500	27,800
ONEOK, Inc.	2,400	170,160
		197,960
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	10,800	117,288
Constellation Energy Group, Inc.	2,700	103,923
NRG Energy, Inc.*	5,300	124,232
		345,443
Multi-Utilities 1.3%
Ameren Corp.	3,200	96,832
CenterPoint Energy, Inc.	6,600	132,066
CMS Energy Corp.	2,300	45,310
Consolidated Edison, Inc.	4,400	247,324
Dominion Resources, Inc.	9,100	443,534
DTE Energy Co.	2,700	136,512
Integrys Energy Group, Inc.	1,400	70,098
NiSource, Inc.	4,600	98,256
PG&E Corp.	5,600	237,160
Public Service Enterprise Group, Inc.	8,100	276,453
SCANA Corp.	1,700	68,374
Sempra Energy	3,400	178,568
TECO Energy, Inc.	1,900	34,770
Wisconsin Energy Corp.	2,800	88,592
Xcel Energy, Inc.	6,200	152,954
		2,306,803
Total Common Stocks (Cost $133,515,566)		167,965,294

Securities Lending Collateral 16.6%
Daily Assets Fund Institutional, 0.13% (b) (c) (Cost $29,725,007)	29,725,007	29,725,007

Cash Equivalents 2.8%
Central Cash Management Fund, 0.09% (b) (Cost $5,022,770)	5,022,770	5,022,770
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $168,263,343)+	113.1	202,713,071
Other Assets and Liabilities, Net	(13.1)	(23,531,177)
Net Assets	100.0	179,181,894

* Non-income producing security.

+ The cost for federal income tax purposes was $172,987,766. At August 31, 2011, net unrealized appreciation for all securities based on tax cost was $29,725,305. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,077,961 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,352,656.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2011 amounted to $29,242,726, which is 16.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At August 31, 2011, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Federal Republic of Germany Euro-Bund	EUR	9/8/2011	203	39,238,999	1,467,260
S&P 500 E-Mini Index	USD	9/16/2011	58	3,531,330	281,881
S&P 500 Index	USD	9/15/2011	24	7,306,200	(276,600)
United Kingdom Long Gilt Bond	GBP	12/28/2011	191	39,212,066	(206,437)
Total net unrealized appreciation					1,266,104

At August 31, 2011, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	12/19/2011	187	24,730,287	90,950
10 Year Japanese Government Bond	JPY	9/8/2011	9	16,738,801	(51,861)
10 Year US Treasury Note	USD	12/20/2011	235	30,322,344	(90,535)
Total net unrealized depreciation					(51,446)

At August 31, 2011, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	13,197,100	NOK	70,910,000	9/20/2011	42,343	UBS AG
USD	634,858	AUD	610,000	9/20/2011	16,408	UBS AG
USD	223,182	NZD	270,000	9/20/2011	7,367	UBS AG
USD	1,122,810	EUR	780,000	9/20/2011	527	UBS AG
USD	323,756	CAD	320,000	9/20/2011	3,198	UBS AG
JPY	153,020,000	USD	2,002,120	9/20/2011	1,840	UBS AG
CHF	5,380,000	USD	6,812,929	9/20/2011	115,744	UBS AG
EUR	7,460,000	USD	10,803,594	9/20/2011	59,884	UBS AG
GBP	10,000	USD	16,576	9/20/2011	312	UBS AG
Total unrealized appreciation					247,623
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	182,185	GBP	110,000	9/20/2011	(3,284)	UBS AG
USD	5,121,082	SEK	32,370,000	9/20/2011	(6,974)	UBS AG
USD	712,468	CHF	560,000	9/20/2011	(15,363)	UBS AG
USD	209,170	JPY	15,990,000	9/20/2011	(149)	UBS AG
AUD	5,860,000	USD	6,177,407	9/20/2011	(79,016)	UBS AG
NZD	2,600,000	USD	2,182,310	9/20/2011	(37,795)	UBS AG
CAD	3,040,000	USD	3,104,385	9/20/2011	(1,670)	UBS AG
SEK	3,380,000	USD	528,026	9/20/2011	(5,977)	UBS AG
NOK	7,410,000	USD	1,356,050	9/20/2011	(27,454)	UBS AG
Total unrealized depreciation					(177,682)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP Great British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 167,965,294	$ —	$ —	$ 167,965,294
Short-Term Investments (d)	34,747,777	—	—	34,747,777
Derivatives (e)	1,840,091	247,623	—	2,087,714
Total	$ 204,553,162	$ 247,623	$ —	$ 204,800,785
Liabilities
Derivatives (e)	$ (625,433)	$ (177,682)	$ —	$ (803,115)
Total	$ (625,433)	$ (177,682)	$ —	$ (803,115)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended August 31, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts and open forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $133,515,566) — including $29,242,726 of securities loaned	$ 167,965,294
Investment in Daily Assets Fund Institutional (cost $29,725,007)*	29,725,007
Investment in Central Cash Management Fund (cost $5,022,770)	5,022,770
Total investments, at value (cost $168,263,343)	202,713,071
Cash	20,600
Deposit with broker for futures contracts	3,199,135
Cash held as collateral for forward foreign currency exchange contracts	1,250,000
Receivable for Fund shares sold	527,297
Dividends receivable	427,149
Interest receivable	2,220
Receivable for variation margin on futures contracts	1,214,658
Unrealized appreciation on forward foreign currency exchange contracts	247,623
Total assets	209,601,753
Liabilities
Payable upon return of securities loaned	29,725,007
Payable for Fund shares redeemed	461,162
Unrealized depreciation on forward foreign currency exchange contracts	177,682
Other accrued expenses and payables	56,008
Total liabilities	30,419,859
Net assets, at value	$ 179,181,894

* Represent collateral on securities loaned.

Statement of Assets and Liabilities as of August 31, 2011 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	1,477,637
Net unrealized appreciation (depreciation) on: Investments	34,449,728
Futures	1,214,658
Foreign currency	80,566
Accumulated net realized gain (loss)	(19,787,101)
Paid-in capital	161,746,406
Net assets, at value	$ 179,181,894
Net Asset Value
Class A Net Asset Value and redemption price per share ($64,036,170 ÷ 5,521,107 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.60
Maximum offering price per share (100 ÷ 94.25 of $11.60)	$ 12.31

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,351,837 ÷ 119,987 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.27

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,044,671 ÷ 801,057 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.29
Class R Net Asset Value, offering and redemption price per share ($12,673,090 ÷ 1,107,832 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.44
Class S Net Asset Value, offering and redemption price per share ($92,076,126 ÷ 8,004,184 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.50

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended August 31, 2011 (Unaudited)
Investment Income
Income: Dividends	$ 1,849,927
Income distributions — Central Cash Management Fund	6,020
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,950
Total income	1,867,897
Expenses: Distribution and service fees	171,365
Interest expense	19,886
Total expenses	191,251
Net investment income (loss)	1,676,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(423,069)
Futures	(1,246,343)
Foreign currency	(7,091,718)
(8,761,130)
Change in net unrealized appreciation (depreciation) on: Investments	(14,959,998)
Futures	234,108
Foreign currency	(61,841)
(14,787,731)
Net gain (loss)	(23,548,861)
Net increase (decrease) in net assets resulting from operations	$ (21,872,215)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended August 31, 2011 (Unaudited)	Year Ended February 28, 2011
Operations: Net investment income (loss)	$ 1,676,646	$ 2,397,220
Net realized gain (loss)	(8,761,130)	309,034
Change in net unrealized appreciation (depreciation)	(14,787,731)	32,052,764
Net increase (decrease) in net assets resulting from operations	(21,872,215)	34,759,018
Distributions to shareholders from: Net investment income: Class A	(879,840)	(268,994)
Class B	(7,864)	(10,279)
Class C	(52,429)	(43,361)
Class R	(116,592)	(24,439)
Class S	(1,593,589)	(293,449)
Total distributions	(2,650,314)	(640,522)
Fund share transactions: Proceeds from shares sold	25,350,744	112,477,178
Reinvestment of distributions	2,599,850	598,231
Payments for shares redeemed	(33,472,325)	(54,882,644)
Net increase (decrease) in net assets from Fund share transactions	(5,521,731)	58,192,765
Increase (decrease) in net assets	(30,044,260)	92,311,261
Net assets at beginning of period	209,226,154	116,914,893
Net assets at end of period (including undistributed net investment income of $1,477,637 and $2,451,305, respectively)	$ 179,181,894	$ 209,226,154

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A		Years Ended February 28,
	Six Months Ended 8/31/11 (Unaudited)	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$ 13.13	$ 11.04	$ 7.25	$ 12.27	$ 13.79	$ 12.80
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.17	.11	.15	.10	.10[d]
Net realized and unrealized gain (loss)	(1.47)	1.97	3.95	(5.03)	(.33)	1.36
Total from investment operations	(1.37)	2.14	4.06	(4.88)	(.23)	1.46
Less distributions from: Net investment income	(.16)	(.05)	(.11)	(.14)	(.09)	(.09)
Net realized gains	—	—	(.16)	—	(1.18)	(.38)
Tax return of capital	—	—	—	—	(.02)	—
Total distributions	(.16)	(.05)	(.27)	(.14)	(1.29)	(.47)
Net asset value, end of period	$ 11.60	$ 13.13	$ 11.04	$ 7.25	$ 12.27	$ 13.79
Total Return (%)[b]	(10.50)**	19.49	56.03	(40.00)[c]	(2.46)[c]	11.39[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	71	47	20	32	34
Ratio of expenses before expense reductions (%)	.26*	.42	.81	1.36	1.29	1.35
Ratio of expenses after expense reductions (%)	.26*	.42	.81	1.17	1.27	1.32
Ratio of net investment income (loss) (%)	1.61*	1.45	1.16	1.42	.75	.76[d]
Portfolio turnover rate (%)	4**	1	5	75	51	81

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Annualized

** Not annualized

Class B		Years Ended February 28,
	Six Months Ended 8/31/11 (Unaudited)	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$12.71	$ 10.75	$ 7.08	$ 12.00	$ 13.52	$ 12.60
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.08	.05	.06	.01	.01[d]
Net realized and unrealized gain (loss)	(1.44)	1.93	3.82	(4.90)	(.33)	1.32
Total from investment operations	(1.38)	2.01	3.87	(4.84)	(.32)	1.33
Less distributions from: Net investment income	(.06)	(.05)	(.04)	(.08)	(.00)***	(.03)
Net realized gains	—	—	(.16)	—	(1.18)	(.38)
Tax return of capital	—	—	—	—	(.02)	—
Total distributions	(.06)	(.05)	(.20)	(.08)	(1.20)	(.41)
Net asset value, end of period	$ 11.27	$ 12.71	$ 10.75	$ 7.08	$ 12.00	$ 13.52
Total Return (%)[b]	(10.85)**	18.69	54.80	(40.45)[c]	(3.10)[c]	10.49[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	3	9	12
Ratio of expenses before expense reductions (%)	1.01*	1.17	1.57	2.13	2.01	2.10
Ratio of expenses after expense reductions (%)	1.01*	1.17	1.57	1.93	1.99	2.07
Ratio of net investment income (loss) (%)	.86*	.69	.41	.65	.02	.01[d]
Portfolio turnover rate (%)	4**	1	5	75	51	81

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C		Years Ended February 28,
	Six Months Ended 8/31/11 (Unaudited)	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$12.74	$ 10.78	$ 7.09	$ 12.03	$ 13.55	$ 12.63
Income (loss) from investment operations: Net investment income (loss)[a]	.05	.08	.04	.07	.01	.01[d]
Net realized and unrealized gain (loss)	(1.44)	1.93	3.85	(4.93)	(.32)	1.32
Total from investment operations	(1.39)	2.01	3.89	(4.86)	(.31)	1.33
Less distributions from: Net investment income	(.06)	(.05)	(.04)	(.08)	(.01)	(.03)
Net realized gains	—	—	(.16)	—	(1.18)	(.38)
Tax return of capital	—	—	—	—	(.02)	—
Total distributions	(.06)	(.05)	(.20)	(.08)	(1.21)	(.41)
Net asset value, end of period	$ 11.29	$ 12.74	$ 10.78	$ 7.09	$ 12.03	$ 13.55
Total Return (%)[b]	(10.91)**	18.75	54.84	(40.52)[c]	(3.06)	10.48[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	10	5	7	8
Ratio of expenses before expense reductions (%)	1.02*	1.18	1.58	2.04	1.95	2.04
Ratio of expenses after expense reductions (%)	1.02*	1.18	1.58	1.92	1.95	2.03
Ratio of net investment income (loss) (%)	.85*	.68	.40	.67	.06	.05[d]
Portfolio turnover rate (%)	4**	1	5	75	51	81

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Annualized

** Not annualized

Class R	Six Months Ended 8/31/11 (Unaudited)	Years Ended February 28,
		2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$12.94	$ 10.91	$ 7.17	$ 12.13	$ 13.64	$ 12.69
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.13	.09	.12	.07	.07[c]
Net realized and unrealized gain (loss)	(1.46)	1.95	3.90	(4.96)	(.34)	1.33
Total from investment operations	(1.37)	2.08	3.99	(4.84)	(.27)	1.40
Less distributions from: Net investment income	(.13)	(.05)	(.09)	(.12)	(.04)	(.07)
Net realized gains	—	—	(.16)	—	(1.18)	(.38)
Tax return of capital	—	—	—	—	(.02)	—
Total distributions	(.13)	(.05)	(.25)	(.12)	(1.24)	(.45)
Net asset value, end of period	$ 11.44	$ 12.94	$ 10.91	$ 7.17	$ 12.13	$ 13.64
Total Return (%)	(10.67)**	19.17	55.60	(40.10)[b]	(2.66)	10.93[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	11	4	1	2	1
Ratio of expenses before expense reductions (%)	.52*	.68	1.06	1.63	1.52	1.57
Ratio of expenses after expense reductions (%)	.52*	.68	1.06	1.42	1.52	1.57
Ratio of net investment income (loss) (%)	1.35*	1.18	.91	1.16	.49	.51[c]
Portfolio turnover rate (%)	4**	1	5	75	51	81

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Annualized

** Not annualized

Class S		Years Ended February 28,
	Six Months Ended 8/31/11 (Unaudited)	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$13.04	$ 10.94	$ 7.18	$ 12.15	$ 13.69	$ 12.70
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.19	.14	.18	.15	.14[c]
Net realized and unrealized gain (loss)	(1.47)	1.96	3.92	(4.99)	(.33)	1.35
Total from investment operations	(1.35)	2.15	4.06	(4.81)	(.18)	1.49
Less distributions from: Net investment income	(.19)	(.05)	(.14)	(.16)	(.16)	(.12)
Net realized gains	—	—	(.16)	—	(1.18)	(.38)
Tax return of capital	—	—	—	—	(.02)	—
Total distributions	(.19)	(.05)	(.30)	(.16)	(1.36)	(.50)
Net asset value, end of period	$ 11.50	$ 13.04	$ 10.94	$ 7.18	$ 12.15	$ 13.69
Total Return (%)	(10.44)**	19.76	56.45	(39.87)[b]	(2.15)[b]	11.66[b,c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	114	53	24	38	46
Ratio of expenses before expense reductions (%)	.02*	.18	.58	1.10	1.00	1.09
Ratio of expenses after expense reductions (%)	.02*	.18	.58	.94	.97	1.03
Ratio of net investment income (loss) (%)	1.85*	1.68	1.40	1.65	1.04	1.05[c]
Portfolio turnover rate (%)	4**	1	5	75	51	81

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS S&P 500 Plus Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund invests the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At February 28, 2011, the Fund had a net tax basis capital loss carryforward of approximately $5,024,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2018, the expiration date, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of February 28, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended August 31, 2011, the Fund entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on equity and fixed-income securities, including on financial indices and security indices. For the six months ended August 31, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global bond market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended August 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $89,289,000 to $109,652,000, and the investment in future contracts sold had a total notional value generally indicative of a range from approximately $71,791,000 to $90,525,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended August 31, 2011, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of August 31, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended August 31, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $32,983,000 to $87,832,000, and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from approximately $21,727,000 to $119,760,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2011 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 247,623	$ —	$ 247,623
Equity Contracts (b)	—	281,881	281,881
Interest Rate Contracts (b)	—	1,558,210	1,558,210
	$ 247,623	$ 1,840,091	$ 2,087,714

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (177,682)	$ —	$ (177,682)
Equity Contracts (b)	—	(276,600)	(276,600)
Interest Rate Contracts (b)	—	(348,833)	(348,833)
	$ (177,682)	$ (625,433)	$ (803,115)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended August 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (7,026,390)	$ —	$ (7,026,390)
Equity Contracts (b)	—	274,727	274,727
Interest Rate Contracts (b)	—	(1,521,070)	(1,521,070)
	$ (7,026,390)	$ (1,246,343)	$ (8,272,733)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (66,709)	$ —	$ (66,709)
Equity Contracts (b)	—	(1,231,454)	(1,231,454)
Interest Rate Contracts (b)	—	1,465,562	1,465,562
	$ (66,709)	$ 234,108	$ 167,399

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended August 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $6,593,656 and $6,462,141, respectively.

D. Related Parties

Unitary Fee. Under the Investment Management and Unitary Fee Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibilities to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

The Fund pays the Advisor an annual fee ("Unitary Fee") that covers the Advisor's investment management services as described above, as well as all other day-to-day expenses in the ordinary course of the Fund's business, except for distribution and service fees and expenses, portfolio transaction and other investment-related costs, interest expense, taxes and extraordinary expenses (as determined by the Fund's Board of Trustees).

The Unitary Fee equals an annual rate of 0.50% (the "Base Fee"), adjusted as described below, of the Fund's average daily net assets for the previous 365-day period ("Performance Period") computed and accrued daily, and payable monthly. The Base Fee is adjusted to as high as 1.00% or as low as zero, depending on how the Fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 distribution and service fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the "Performance Benchmark") over the Performance Period. If the Fund's investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the Fund's investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the Fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%.

Because any adjustment to the Unitary Fee is based upon how Class S shares perform relative to a market-based benchmark, the Advisor could receive a positive performance adjustment even if the Fund has a negative return. The amount of the performance adjustment will also be affected by changes in the size of the Fund over the Performance Period.

For the six months ended August 31, 2011, the Advisor did not receive a unitary fee.

Distribution and Services Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended August 31, 2011, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2011
Class B	$ 6,096	$ 1,004
Class C	38,677	5,706
Class R	14,790	2,792
	$ 59,563	$ 9,502

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended August 31, 2011, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2011	Annualized Effective Rate
Class A	$ 82,409	$ 36,337.24%
Class B	1,963	1,179.24%
Class C	12,888	5,331.25%
Class R	14,542	7,049.25%
	$ 111,802	$ 49,896

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended August 31, 2011 aggregated $15,517.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended August 31, 2011, the CDSC for Class B and C shares aggregated $1,853 and $334, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended August 31, 2011, DIDI received $1,602 for Class A shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson. Under the Investment Management and Unitary Fee Agreement, the Advisor has agreed to reimburse the Fund for these expenses.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended August 31, 2011		Year Ended February 28, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,013,555	$ 12,846,460	3,108,257	$ 35,379,224
Class B	3,059	38,761	9,047	107,831
Class C	66,202	818,898	236,356	2,704,500
Class R	381,335	4,634,896	694,877	7,540,846
Class S	571,411	7,011,729	6,069,680	66,744,777
		$ 25,350,744		$ 112,477,178
Shares issued to shareholders in reinvestment of distributions
Class A	71,619	$ 872,327	22,943	$ 246,866
Class B	648	7,684	872	9,115
Class C	4,067	48,311	3,724	39,030
Class R	8,965	107,764	2,271	24,120
Class S	129,451	1,563,764	26,157	279,100
		$ 2,599,850		$ 598,231
Shares redeemed
Class A	(936,810)	$ (11,636,995)	(2,022,338)	$ (22,864,959)
Class B	(35,572)	(439,181)	(129,423)	(1,443,052)
Class C	(129,413)	(1,580,224)	(273,037)	(3,087,047)
Class R	(159,122)	(1,950,470)	(204,671)	(2,334,878)
Class S	(1,471,166)	(17,865,455)	(2,177,448)	(25,152,708)
		$ (33,472,325)		$ (54,882,644)
Net increase (decrease)
Class A	148,364	$ 2,081,792	1,108,862	$ 12,761,131
Class B	(31,865)	(392,736)	(119,504)	(1,326,106)
Class C	(59,144)	(713,015)	(32,957)	(343,517)
Class R	231,178	2,792,190	492,477	5,230,088
Class S	(770,304)	(9,289,962)	3,918,389	41,871,169
		$ (5,521,731)		$ 58,192,765

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For shareholders of Classes A, B, C and S
For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	OUTDX	OUTBX	OUTCX	SSFFX
CUSIP Number	23338K 100	23338K 209	23338K 308	23338K 506
Fund Number	410	610	710	2310
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514

Privacy Statement

FACTS	What Does DWS Investments Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

• Social Security number

• Account balances

• Purchase and transaction history

• Bank account information

• Contact information such as mailing address, e-mail address and telephone number

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com
Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?

We collect your personal information, for example. When you:

• open an account

• give us your contact information

• provide bank account information for ACH or wire transactions

• tell us where to send money

• seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates' everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.
Rev. 09/2011

PART C. OTHER INFORMATION

Item 15.	Indemnification

Article IV of the Registrant’s Amended and Restated Declaration of Trust (Exhibit (a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Deutsche Investment Management Americas Inc. (hereafter, “DIMA”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.	all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.

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Item 16.	Exhibits

(1)	(a)	Amended and Restated Declaration of Trust dated June 2, 2008. (Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement as filed with the Commission on September 30, 2008.)

	(b)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest dated January 22, 2009. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement as filed with the Commission on February 13, 2009.)

	(c)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, With $0.01 Par Value dated January 13, 2010. (Incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement as filed with the Commission on March 31, 2010.)

	(d)	Certificate of Correction dated February 23, 2010. (Incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement as filed with the Commission on March 31, 2010.)

	(e)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, With $0.01 Par Value dated January 19, 2011. (Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement as filed with the Commission on February 10, 2011.)

(2)		Amended and Restated By-Laws, dated April 1, 2011. (Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement as filed with the Commission on April 29, 2011.)

(3)		Not applicable.

(4)		The Agreement and Plan of Reorganization is attached as Appendix B to Part A of this Registration Statement on Form N-14.

(5)		Portions of Agreement and Declaration of Trust and By-Laws relating to shareholders’ rights - incorporated by reference as described in Item 28(a) and (b) above.

(6)	(a)	Amended and Restated Investment Management Agreement dated July 1, 2006, between the Registrant and Deutsche Investment Management Americas Inc., on behalf of DWS EAFE Equity Index Fund, DWS U.S. Bond Index Fund, DWS Equity 500 Index Fund, Daily Assets Fund Institutional, DWS S&P 500 Index Fund. (Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement as filed with the Commission on April 29, 2011.)

	(b)	Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Northern Trust Investments, N.A., dated April 25, 2003, as revised January 1, 2007. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement as filed with the Commission on October 1, 2007.)

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(7)		Master Distribution Agreement between Registrant and DWS Investments Distributors, Inc., dated January 13, 2010. (Incorporated by reference to Post-Effective Amendment No. 86 to the Registration Statement as filed with the Commission on March 2, 2010.)

(8)		Bonus or Profit Sharing Contracts -- Not applicable.

(9)	(a)	Master Custody Contract between Registrant and State Street Bank and Trust Company, dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement as filed with the Commission on January 27, 2009.)

	(b)	Amendment to Appendix A to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective as of May 1, 2011. (Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement as filed with the Commission on April 29, 2011.)

(10)	(a)	Rule 12b-1 Plan dated February 17, 2009, for DWS U.S. Bond Index Fund, Class A Shares. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement as filed with the Commission on February 13, 2009.)

	(b)	Rule 12b-1 Plan dated April 29, 2011, for DWS S&P 500 Index Fund, Class A Shares. (Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement as filed with the Commission on April 29, 2011.)

	(c)	Rule 12b-1 Plan dated April 29, 2011, for DWS S&P 500 Index Fund, Class B Shares. (Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement as filed with the Commission on April 29, 2011.)

	(d)	Rule 12b-1 Plan dated April 29, 2011, for DWS S&P 500 Index Fund, Class C Shares. (Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement as filed with the Commission on April 29, 2011.)

	(e)	Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3 dated June 27, 2005. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement as filed with the Commission on July 1, 2005.)

	(f)	Amended and Restated Multi-Distribution System Plan with respect to DWS Institutional Funds, pursuant to Rule 18f-3, dated April 29, 2011. (Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement as filed with the Commission on April 29, 2011.)

(11)		Opinion of Ropes & Gray LLP, including consent, is filed herein.

(12)		Opinion of Ropes & Gray LLP as to Tax Matters, including consent, to be filed by Post-Effective Amendment to this Registration Statement on Form N-14.

(13)	(a)	Amended and Restated Administrative Services Agreement dated October 1, 2010, between the Registrant and Deutsche Investment Management Americas Inc. (Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement as filed with the Commission on April 29, 2011.)

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	(b)	Form of Indemnification Agreements. (Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement as filed with the Commission on November 16, 2004.)

	(c)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between Registrant and DWS Scudder Distributors, Inc. and certain financial intermediaries is filed herein.

	(d)	Form of Expense Limitation Agreement, between the Registrant and Deutsche Investment Management Americas Inc. is filed herein.

	(e)	Transfer Agency and Service Agreement between Registrant and DWS Scudder Investments Service Company, dated July 1, 2006. (Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement as filed with the Commission on April 30, 2007.)

	(f)	Investment representation letter of initial shareholder of Equity 500 Index Fund. (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the Commission on April 30, 1992.)

(14)		Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to DWS S&P 500 Plus Fund and DWS S&P 500 Index Fund, is filed herein.

(15)		Not applicable.

(16)		Power of Attorney is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-178569) filed on December 16, 2011.

(17)		Not applicable.

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Item 17.	Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed merger described in the Registrant’s Registration Statement within a reasonable time after receipt of such opinion or ruling.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 2nd day of March 2012.

DWS INSTITUTIONAL FUNDS

By:	/s/ W. Douglas Beck
W. Douglas Beck*
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on March 2, 2012.

SIGNATURE	TITLE	DATE

/s/ W. Douglas Beck
W. Douglas Beck*	President	March 2, 2012

/s/ Paul H. Schubert
Paul H. Schubert	Chief Financial Officer and Treasurer	March 2, 2012

/s/ John W. Ballantine
John W. Ballantine*	Trustee	March 2, 2012

/s/ Henry P. Becton, Jr.
Henry P. Becton, Jr.*	Trustee	March 2, 2012

/s/ Dawn-Marie Driscoll
Dawn-Marie Driscoll*	Trustee	March 2, 2012

/s/ Keith R. Fox
Keith R. Fox*	Trustee	March 2, 2012

/s/ Paul K. Freeman
Paul K. Freeman*	Chairperson and Trustee	March 2, 2012

/s/ Kenneth C. Froewiss
Kenneth C. Froewiss*	Trustee	March 2, 2012

/s/ Richard J. Herring
Richard J. Herring*	Trustee	March 2, 2012

/s/ William McClayton
William McClayton*	Trustee	March 2, 2012

/s/ Rebecca W. Rimel
Rebecca W. Rimel*	Trustee	March 2, 2012

/s/ William N. Searcy, Jr.
William N. Searcy, Jr.*	Trustee	March 2, 2012

/s/ Jean Gleason Stromberg
Jean Gleason Stromberg*	Trustee	March 2, 2012

/s/ Robert H. Wadsworth
Robert H. Wadsworth*	Trustee	March 2, 2012

*By:	/s/ Caroline Pearson
Caroline Pearson**
Chief Legal Officer

**	Attorney-in-fact pursuant to the power of attorney filed on December 16, 2011.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
(11)	Opinion of Ropes & Gray LLP, including consent

(13)(c)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement

(13)(d)	Form of Expense Limitation Agreement

(14)	Consent of PricewaterhouseCoppers LLP, Independent Registered Public Accounting Firm to DWS S&P 500 Plus Fund and DWS S&P 500 Index Fund

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